UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07763

LITMAN GREGORY FUNDS TRUST

(Exact name of registrant as specified in charter)

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)

Jeremy L. DeGroot

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

Registrant’s telephone number, including area code: (925) 254-8999

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Report to Shareholders.

(a)    The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”):

Annual Report

iMGP Equity Fund (FKA PartnerSelect Equity Fund)

iMGP International Fund (FKA PartnerSelect International Fund)

iMGP Oldfield International Value Fund (FKA PartnerSelect Oldfield International Value Fund)

iMGP SBH Focused Small Value Fund (FKA PartnerSelect SBH Focused Small Value Fund)

iMGP Alternative Strategies Fund (FKA PartnerSelect Alternative Strategies Fund)

iMGP High Income Alternatives Fund (FKA PartnerSelect High Income Alternatives Fund)

iMGP Dolan McEniry Corporate Bond Fund (FKA iM Dolan McEniry Corporate Bond Fund

iMGP DBi Managed Futures Strategy ETF (FKA iM DBi Managed Futures Strategy ETF)

iMGP DBi Hedge Strategy ETF (FKA iM DBi Hedge Strategy ETF)

December 31, 2021

ii	Litman Gregory Funds Trust

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the iMGP Funds. Statements and other information in this report are dated and are subject to change.

iM Global Partner Fund Management, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Table of Contents	1

iM Global Partner Fund Management

Commitment to Shareholders

We are deeply committed to making each iMGP Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the IMGP concept.

•

We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock-picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•

We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their IMGP Funds mandate. Consistent with this mandate, we focus on long-term performance evaluation so that the IMGP managers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•	Investments from new shareholders in each fund are expected to be limited so that each fund’s asset base remains small enough to retain flexibility to add value.

•

The framework also includes either a single-manager or a multi-manager structure; the former allowing each fund an individual, highly disciplined investment process, and the latter making it possible for each manager to invest, when appropriate, in an opportunistic manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way, the multi-manager structure seeks to provide fund-level diversification.

•

We will work hard to discourage short-term speculators so that cash flows into the funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•

We will remain attentive to fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•

We will provide investors with a low minimum, no-load, no 12b-1 Institutional share class for all iMGP Funds, and a low minimum, no-load Investor share class for the Alternative Strategies and Dolan McEniry Corporate Bond Fund.

•

We also will work closely with our managers to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the managers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to iMGP Funds is also evidenced by our own investment. Our retired founders and current employees have, collectively, substantial investments in the funds, as does our company retirement plan. In addition, we use the funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman Gregory Wealth Management, LLC). We have no financial incentive to do so because the fees we receive from iMGPFunds held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the funds in our client accounts because each iMGP Fund is capacity constrained (they may be closed as mentioned above), and by using them in client accounts we are using up capacity for which we may not be paid. But we believe these funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

While the funds are no-load, there are management fees and operating expenses that do apply, as well as a 12b-1 fee that applies to Investor class shares. Please refer to the prospectus for further details.

Diversification does not assure a profit or protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

2	Litman Gregory Funds Trust

Must be preceded or accompanied by a prospectus.

Effective December 16, 2021 the name of the PartnerSelect Funds was changed to iMGP Funds.

Effective October 1, 2021 the name of the Advisor to the Funds was changed from Litman Gregory Fund Advisors LLC to iM Global Partner Fund Management LLC.

On September 20, 2021 the iM Dolan McEniry Corporate Bond Fund, iM DBI Managed Future Strategy ETF and iMDBI Hedge Strategy EFT were acquired by the Litman Gregory Funds Trust by merger. Performance reported for each of these funds for periods prior to the merger date represents the performance of the Predecessor Funds.

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political, and market risks and fluctuations in foreign currencies. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless. The International Fund will invest in emerging markets. Investments in emerging market countries involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The funds may invest in master limited partnership units. Investing in MLP units may expose investors to additional liability and tax risks. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

A commission may apply when buying or selling an ETF.

The Morningstar Rating for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed products monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five, and 10-year (if applicable) Morningstar Rating metrics. The weights are 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10 year overall rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. iMGP Alternative Strategies Fund was rated against the following numbers of Multistrategy funds over the following time periods as of 6/30/2021: 128 funds in the last three years, and 101 funds in the last five years. With respect to these Multistrategy funds, iMGP Alternative Strategies (MASFX) received a Morningstar Rating of 4 stars and 4 stars for the three- and five-year periods, respectively. Ratings for other share classes may be different. Morningstar rating is for the Institutional share class only; other classes may have different performance characteristics. The Investor share class received a rating of 3 stars and 4 stars for the three- and five-year periods, respectively.

© 2021 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The iMGP International Fund uses the iShares MSCI AWCI ex U.S. ETF for weightings comparisons because of its readily available information. We believe this particular ETF is the most relevant to our fund and is widely recognized by investors. The iShares MSCI ACWI ex U.S. ETF seeks to track the investment results of an index composed of large- and mid-capitalization non-U.S. equities Its expenses are 0.34% gross and 0.32% net. It may invest up to an aggregate amount of 15% of its assets in illiquid investments. An investment in the ETF is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates. As with any investment, you could lose all or part of your investment in the ETF and the ETF’s performance could trail that of other investments. The ETF intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.

Merger arbitrage investments risk loss if a proposed reorganization in which the fund invests is renegotiated or terminated.

Investments in absolute return strategies are not untended to outperform stocks and bonds during strong market rallies.

Fund Summary	3

Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisors and advisor and the allocation of assets amongst them.

Past performance does not guarantee future results.

Mutual fund investing involves risk; loss of principal is possible.

Performance discussion for the Alternative Strategies and Dolan McEniry Corporate Bond Funds is specifically related to the Institutional share class.

Some of the comments are based on current management expectation and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statement by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Sharpe ratio is the measure of a fund’s return relative to its risk. The Sharpe ratio uses standard deviation to measure a fund’s risk-adjusted returns. The higher a fund’s Sharpe ratio, the better a fund’s returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe ratio can be used to compare risk-adjusted returns across all fund categories. The Fund’s Sharpe ratio ranked 1 out of 38 in its Peer Group, US OE Mulitstrategy Morningstar Category from 10/1/2011 to 12/31/2021. Past performance is no guarantee of future results.

See pages 11, 17, and 26 for each equity fund’s top contributors. See pages 12, 19, 28, and 32 for each equity fund’s portfolio composition. See pages 45 for the Alternative Strategies Fund’s individual strategy portfolio allocations. See pages 92 for the High Income Alternative Fund’s individual strategy portfolio allocations. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

References to other mutual funds should not be interpreted as an offer of these securities.

iM Global Partner Fund Management LLC has ultimate responsibility for the performance of the iMGPFunds due to its responsibility to oversee the investment managers and recommend their hiring, termination and replacement.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Please see page 190 for index definitions. You cannot invest directly in an index.

Please see page 193 for industry definitions.

4	Litman Gregory Funds Trust

iM Global Funds Performance

		Average Annual Total Returns
Performance as of 12/31/2021	One-Year	Three-Year	Five-Year	Ten-Year	Since Inception
iMGP Equity Fund (12/31/1996 inception)	17.75%	21.53%	14.40%	13.91%	9.11%
Russell 3000 Index	25.66%	25.79%	17.97%	16.30%	9.81%
S&P 500 Index	28.71%	26.07%	18.47%	16.55%	9.76%
Morningstar US Large Blend Category	25.27%	22.76%	15.88%	14.24%	8.20%
Gross Expense Ratio 1.35% Net Expense Ratio as oi 4/30/21 1.23%

iMGP International Fund	11.75%	15.26%	8.43%	6.71%	7.18%
MSCI ACWI ex US Index NET	7.82%	13.18%	9.61%	7.28%	5.69%
MSCI EAFE Index NET	11.26%	13.54%	9.55%	8.03%	5.39%
Morningstar Foreign Large Blend Category	9.78%	13.29%	9.26%	7.53%	4.63%
Gross Expense Ratio 1.39% Net Expense Ratio as oi 4/30/21 1.15%

iMGP Alternative Strategies Fund Instl (9/30/2011 inception)	3.82%	6.20%	4.15%	4.59%	4.81%
iMGP Alternative Strategies Fund Inv	3.54%	5.92%	3.87%	4.33%	4.56%
3-Month LIBOR	0.16%	1.07%	1.37%	0.89%	0.88%
Bloomberg Aggregate Bond Index	-1.54%	4.79%	3.57%	2.90%	2.94%
Morningstar Multistrategy Category	6.73%	5.20%	3.26%	3.20%	3.27%
HFRX Global Hedge Fund Index	3.65%	6.34%	3.52%	2.58%	2.47%
Russell 1000 Index	26.45%	26.21%	18.43%	16.54%	17.38%
Gross Expense Ratio as of 4/30/21 1.75%

Net Expense Ratio as of 4.30.21 1.47%	The Net Expense Ratio reflects a contractual Fee waiver which is in place through 4/30/23. See the Fund’s Prospectus for more information
Adjusted Expense Ratio as of 4/30/21 1.33%	The Adjusted Expense Ratio is the same as the Net Expense
Ratio exclusive of certain investment related expenses such as interest from borrowings, dividend expense from investments
in short sales and acquired fund fees and expenses. See the
	Prospecuts for more information

iMGP High Income Alternatives Fund (9/28/2018 inception)	6.42%	6.80%			5.23%
Bloomberg Aggregate Bond Index	-1.54%	4.79%			4.93%
ICE BofAML U.S. High Yield TR USD Index	5.36%	8.57%			6.31%
HFRX Fixed Income—Credit Index	1.41%	6.24%			4.73%
Morningstar US Nontraditional Bond Category	1.50%	3.72%			2.88%
Gross Expense Ratio as of 4/30/21 1.73%

Net Expense Ratio as of 4.30.21 1.01%	The Net Expense Ratio reflects a contractual Fee waiver which is in place through 4/30/23. See Prospectus for more information
Adjusted Expense Ratio as of 4/30/21 0.98%	The Adjusted Expense Ratio is the same as the Net Expense Ratio exclusive of certain investment related expenses such as interest from borrowings, dividend expense from investments in short
sales and acquired fund fees and expenses. See the Fund’s
	Prospecuts for more information

iMGP SBH Focused Small Value Fund (7/31/2021 inception)	19.66%				34.30%
Russell 2000 Value	28.27%				46.51%
Russell 2000	14.82%				35.60%
Morningstar US Small Value Category	31.81%				47.29%
Morningstar US Small Blend Category	23.83%				38.83%
Gross Expense Ratio 2.11% Net Expense Ratio 1.15% as oi 4/30/21

Fund Summary	5

iM Global Funds Performance

		Average Annual Total Returns
Performance as of 12/31/2021	One-Year	Three-Year	Five-Year	Ten-Year	Since Inception
iMGP Oldfield International Value Fund (11/30/2021 inception)	13.21%				18.25%
MSCI EAFE Value NR USD	10.89%				15.80%
MSCI EAFE NR USD	11.26%				16.44%
Morningstar Foreign Large Value Category	11.82%				17.61%
Gross Expense Ratio 2.89% Net Expense Ratio 0.94%as oi 4/30/21

iMGP DBi Managed Futures Strategy ETF (NAV) (Inception 5/7/2019)	9.80%				8.40%
iMGP DBi Managed Futures Strategy ETF (Market)	11.38%				8.94%
SG CTA Index	6.27%				4.58%
MorningstarUS Fund Systematic Trend Category	4.81%				3.37%
Expense Ratio 0.85%

iMGP DBi Hedge Strategy ETF (NAV) Inception (12/17/2019)	5.05%				13.66%
iMGP DBi Hedge Strategy ETF (Market)	4.92%				13.55%
HFRX Equity Hedge Index	12.14%				8.33%
Morningstar US Long-Short Equity Category	12.47%				8.82%
Expense Ratio 0.85%

iMGP Dolan McEniry Corporate Bond Fund Instl (9/28/2018 inception)	-0.86%	5.18%			4.51%
Bloomberg US Intermediate Credit Index	-1.03%	5.10%			4.92%
Bloomberg US Aggregate Bond Index	-1.54%	4.79%			4.93%
Mornignstar US Corporate Bond Category	-0.68%	7.05%			6.33%
Gross Expense Ratio 1.14% Net Expense Ratio as oi 4/30/21 0.70%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.imgpfunds.com.

The iMGP DBI Hedge Strategy ETF, iMGP DBI Managed Futures ETF and iMGP Dolan McEniry Corporate Bond Fund were acquired by merger on 9/20/21. Performance for periods prior to the merger date represents the performance of the Predecessor Funds.

Performance quoted does not include a deduction for taxes that a shareholder would pay on distributions or the redemption of fund shares.

Gross and net expenses per the Prospectus dated 4/29/2021 as supplemented on 9/20/21. Please refer to the Financial Highlights section beginning on page 135 for the most current expense ratios of the funds. There are contractual fee waivers in effect through 4/30/23. Indexes are unmanaged and cannot be invested in directly.

MSCI Index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to suc data( or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties or originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, ani of its affiliates, or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damage (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI;s express written consent. Source note: Returns prior to 1999 are the MSIC ACQI EX US GR Index. Returns from onward are the MSCI ACQI ex US NR Index.

6	Litman Gregory Funds Trust

Dear Fellow Shareholder,

It was another remarkable year for the S&P 500 Index. Not only did the index of large-cap U.S. stocks return a stunning 28.7%, nearly triple its long-term historical average, but for only the second time in market history the index reached a new high in each and every month.

The S&P 500 also dominated U.S. small-cap stocks (Russell 2000 Index, up 14.8%), developed international stocks (MSCI EAFE Index, up 11.3%), and emerging-market (EM) stocks (MSCI EM Index, down 2.5%) for the year. Much of this outperformance occurred in the fourth quarter, with the S&P 500 gaining 11.0%, compared to 2.1%, 2.7%, and -1.3% for small caps, developed international stocks, and EM stocks, respectively.

A strong dollar, the renewed surge in COVID-19 infections late in the year (particularly in Europe and emerging markets) and China’s policy-induced economic slowdown and stock market decline drove the disparity of returns. The MSCI China Index sank 21.7% for the year and lost 6.1% in the fourth quarter. Chinese stocks comprise roughly 35% of the MSCI EM Index. The MSCI EM ex-China Index gained 10.0% for the year.

Looking beneath the surface of the U.S. market, the large-cap Russell 1000 Value and Growth indexes both returned over 25% in 2021, but the strong rally in growth stocks in the second half of the year gave it a slight edge over value once again for the year. However, two of the three top-performing sectors were cyclical value sectors: energy (up 54.6%) and financials (up 35.0%). The other top-performing sectors were real estate (up 46.2%) and information technology (up 34.5%). The worst-performing sectors were traditional “defensive” sectors: utilities (up 17.7%) and consumer staples (up 18.6%).

Turning to the bond markets, the core bond index (Bloomberg US Aggregate Bond Index) lost 1.5% for the year, as interest rates rose moderately. The benchmark 10-year Treasury bond yield ended the year at 1.51%, compared to a 0.92% yield at the end of 2020. Given the very sharp rise in inflation, most pundits would not likely have predicted such a mild increase in bond yields.

Credit markets fared much better than core bonds in 2021. The U.S. high-yield bond index returned 5.4% (ICE BofA ML High Yield Cash Pay Index) and the floating-rate loan index gained 5.2% (S&P/LSTA Leveraged Loan Index). These returns were consistent with our expectations for a recovering and growing economy.

The iMGP Funds posted the following results for 2021:

•	iMGP Equity Fund gained 17.75%, compared to 25.66% for the Russell 3000 Index and 28.71% for the S&P 500 Index.

•	iMGP International Fund gained 11.75%, compared to 7.82% for the MSCI ACWI ex USA Index and 11.26% for the MSCI EAFE Index.

•	iMGP SBH Focused Small Value Fund gained 19.66%, compared to 28.27% for the Russell 2000 Value Index and 14.82% for the Russell 2000 Index.

•	iMGP Oldfield International Value Fund gained 13.21%, compared to 10.89% for the MSCI EAFE Value Index.

•	iMGP Alternative Strategies Fund gained 3.82%, compared to 0.16% for 3-Month LIBOR and 6.73% for the Morningstar Multistrategy category.

•	iMGP High Income Alternatives gained 6.42%, compared to a loss of 1.54% for the Bloomberg US Aggregate Bond Index and a 5.36% gain for the US High-Yield Bond Index.

•	iMGP DBi Managed Futures Strategy ETF gained 9.80% (based on NAV), compared to 6.27% for the SG CTA Index benchmark.

•	iMGP DBi Hedge Strategy ETF gained 5.05% (based on NAV), compared to 12.14% for the HFRX Equity Hedge USD Index.

•	iMGP Dolan McEniry Corporate Bond Fund declined 0.86%, compared to a decline of 1.03% for the Bloomberg US Intermediate Credit TR Index and a loss of 1.54% for the Bloomberg US Aggregate Bond Index.

We strongly encourage shareholders to read the individual fund annual reports enclosed for additional performance details and portfolio commentary.

We believe the iMGP Funds can fill a valuable role within a diversified investment portfolio. Each of the Funds is sub-advised by highly disciplined, experienced, and skilled investors who we believe can outperform their benchmarks and peer groups over a market cycle.

As always, we thank you for your continued trust and confidence. Our commitment and confidence are reflected in the collective personal investments in the funds by iMGP management, employees, and the Funds’ trustees of over $15 million, as of December 31, 2021.

We wish everyone a healthy, happy, and prosperous new year.

Fund Summary	7

Sincerely,

Jeremy DeGroot, President and Portfolio Manager

Jack Chee, Portfolio Manager

Rajat Jain, Portfolio Manager

Jason Steuerwalt, Portfolio Manager

8	Litman Gregory Funds Trust

iMGP Equity Fund Review

The iMGP Equity Fund returned 17.75% in 2021, underperforming the Russell 3000 Index gain of 25.66% return and the 25.27% return for the Morningstar Large Blend category. The Fund also underperformed the S&P 500 index, which was up 28.71% last year. Since the fund’s inception on December 31, 1996, its 9.11% annualized return slightly trails the Russell benchmark but is ahead of its peer group’s 8.20% return.

Performance as of 12/31/2021
	Average Annual Total Return
	Three Month Return	One- Year	Three- Year	Five- Year	Ten- Year	Since Inception (12/1/1997)
iMGP Equity Fund	1.69%	17.75%	21.53%	14.40%	13.91%	9.11%
Russell 3000 Index	9.28%	25.66%	25.79%	17.97%	16.30%	9.81%
S&P 500 Index	11.03%	28.71%	26.07%	18.47%	16.55%	9.76%
Morningstar Large Blend Category	9.41%	25.27%	22.76%	15.88%	14.24%	8.20%
Gross Expense Ratio 1.35% Net Expense Ratio 1.23%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. There are contractual fee waivers in place through April 30, 2023. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.imgpfunds.com.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Please refer to the Financial Highlights on page 135 for the most current expense ratios of the fund.

Performance of Managers

Performance across the sub-advisors was mixed in 2021—ranging from gains of 7.84% to 30.81% (net of sub-advisor management fees). Two of the six managers outperformed their respective benchmarks during the full calendar year. After a strong 2020, the fund’s sole growth manager, Sands Capital, trailed their growth benchmark by a wide margin last year. On the value side, of the three sub-advisors benchmarked to a value index only one outperformed in 2021. Performance of the two blend managers was mixed relative to their S&P 500 benchmark—with one outperforming and the other trailing.

Key Performance Drivers

For the 2021 calendar-year period, relative to the Russell 3000 Index, sector allocation was a mild detractor. The fund’s underweight to technology stocks detracted from relative performance, as did the fund’s average cash position of nearly 4% given the strong market return in 2021.

Stock selection was by far the primary driver of underperformance, and it mainly came from securities within the consumer discretionary and technology sectors. Stock selection within the communication services and industrials sectors were bright spots.

It is important to understand that the portfolio is built stock by stock and that sector weightings are a residual of the bottom-up fundamental stock-picking process employed by each sub-advisor. That said, we do report on the short-term relative performance of both sector weights and stock selection to help shareholders understand the drivers of recent performance. It is also important to remember that the performance of a stock over a relatively short period tells us nothing about whether it will be a successful position; that is only known at the point when the stock is sold.

The fund’s largest contributor in 2021 was Capital One Financial. The stock is owned by both the team from Davis Advisors and Bill Nygren of Harris Associates. The stock gained nearly 50% last year and is the fund’s second largest position (4.2%.) Chris Davis and Danton Goei of Davis Advisors say within financial services they continue to emphasize resiliency and strength of bottom-line fundamentals in their financial holdings. These businesses, comprised primarily of well-capitalized banks (in the U.S. and in select foreign jurisdictions), have durable economics according to their research and analysis in terms of current demonstrated earnings power, margin structures, and forward-looking prospects. The absolute level of revenues and profits generated by such companies are in fact so large that most of the major financial holdings they own produce enough annual operating income to, in theory, purchase entire businesses among hundreds of choices within the S&P 500 Index using just a year’s cash earnings without dipping into capital. This is theoretical as financial companies would not be in the business of buying healthcare or technology companies, for example, but Davis and Goei point out these facts to illustrate the sheer scale of the economics produced by single financial companies in a given year which is often a multiple of the cash earnings produced by companies in a host of other industries. Given this cash generation power, they are naturally drawn to what they believe are strong and profitable financial institutions when the price is right. Capital One Financial is an example. It is trading at 7x trailing earnings, and even if one assumes meaningfully higher credit losses in the future, it is still only trading at 9x 2023 earnings. Presently, Davis and Goei believe the valuations of their financial holdings are not only reasonable but extremely compelling and their portfolio composition reflects this view.

Fund Summary	9

Another key contributor in 2021 within the financials sector was Charles Schwab. This position is owned by Pat English and Jonathan Bloom of Fiduciary Management (FMI). Their initial thesis on Schwab was that the revenue mix shifting toward cash monetization would cause the business to be less cyclical while also driving lower competitive intensity. The team’s conviction in the thesis has only increased over the last year as rates have been volatile while Schwab’s cash balances continued to grow, driving growth in net interest revenue despite declining rates. At this point, Schwab has worked their way through much of the COVID-driven rate declines and it is their expectation that net interest margins are near trough levels. Organic net new asset growth remains strong as the company continues to take market share from competitors and executes well on the TD Ameritrade integration. This, combined with the prospect of inflation and higher rates, has helped investor sentiment and out-year earnings prospects. As such, the shares performed well during the year and FMI took advantage by modestly trimming the position in November. Even after the strong performance, English and Bloom still believe the shares are reasonably valued, well within the historical range despite what they believe will be accelerating earnings growth over the coming years.

With a gain of 73% in 2021, CBRE Group was also among the top contributors. This position is owned by Nygren. His team’s research indicates that CBRE is one of the most highly regarded brands in the commercial real estate industry and possesses meaningful scale advantages with top market positions across most of its business units. The company’s market share is expanding in almost all business segments, particularly in leasing services, and as the overall commercial real estate market remains fragmented, they think CBRE has ample opportunities to build market share going forward. CBRE delivered strong fourth-quarter earnings results in February 2021, highlighted by earnings per share ($1.45 vs. $0.94) that handily bested consensus expectations and increased 8% year-over-year, despite the decline in commercial real estate activity. An approximately 30% increase in earnings in outsourcing drove the earnings per share beat as modest revenue growth was bolstered by significant cost reductions. In addition, full-year earnings per share of $3.27 was down just 12% from the 2019 peak, pointing to the stability of the outsourcing business, in their estimation. Later, CBRE released an impressive earnings report for its second quarter, which excited investors and led to share price advancement throughout the quarter. The company’s adjusted earnings per share surpassed consensus expectations ($1.36 versus $0.78). Further, management increased guidance for 2021 full-year earnings per share from more than $3.71 to more than $5.00. In October, CBRE delivered a strong third-quarter earnings report. Revenues in property sales and leasing brokerage now exceed 2019 levels by 27% and 7%, respectively, as the company continues to gain market share in both segments. CBRE is also benefitting from the structural cost reductions it made over the past two years, with margins over 200 basis points above 2019 levels in most segments (one basis point equals one hundredth of one percent). All of the above resulted in third-quarter earnings per share beating consensus expectations. In December, shareholders of CBRE Acquisition Holdings, a special purpose acquisition company and subsidiary of CBRE Group, voted to approve a previously announced business combination with Altus Power, Inc. The Harris team appreciates the impressive operational execution and capital allocation shown by CBRE’s management in recent years and remain confident in the investment.

Atlassian, a leading software-application vendor that creates tools to enhance team productivity, was a bright spot within the technology sector. The position, owned by Mike Sramek of Sands Capital, gained 63% last year. The company is best known for its Jira tool, which enables developers to plan, track, and release software. Jira is specifically designed for a software-development method known as agile development, which involves frequent small deployments of code updates. Among its developer user base, Atlassian employs a “land and expand” cross-selling approach, in which most Jira users adopt additional tools aimed at both specific tasks and general team collaboration. All cross-selling is automated and built into the products, which not only reduces friction, but improves the company’s margin profile. Moreover, Atlassian offers transparent and low pricing, despite its position as a mission-critical application for its users. For this reason, Sramek believes Atlassian has strong long-term pricing power. Beyond software development, expansion potential for broader business use cases is the primary upside driver to their investment case. The company delivered strong business results last year. For the first quarter of its fiscal 2022 (ending September 30, 2021), Atlassian reported 57% year-over-year subscription revenue growth, reflecting a 14 percentage point growth acceleration over the past six months. Sands has long been confident that the business’s transition to a cloud-based offering would accelerate subscription revenue this year, but underestimated its impact on its new business pipeline. Atlassian is adding new customers faster than ever before (28,000 customers added in the past two quarters, versus 18,000 in all of fiscal 2020), while continuing to expand its product portfolio, giving these new customers more ways to spend. Sands believes the cloud transition will underpin above-average growth for many years, and for its fiscal 2027, they estimate the company to grow revenue in excess of 30% at a 40% free cash flow margin.

Two notable detractors in 2021 were positions in Chinese companies, Alibaba and New Oriental Education & Technology. Both were owned by the team at Davis Advisors. In early July, the Chinese government declared that elementary and middle school after-school tutoring services must be performed on a non-for-profit basis, significantly impairing the earnings power of New Oriental Education. The new policy led Davis and Goei to reassess the future of the for-profit education industry in China and they exited the position. While regulatory concerns in China have led to near-term market declines, they believe it has created a large investment opportunity. The MSCI China Index is at approximately a 40% discount to the S&P 500 Index on a price-to-earnings (P/E) basis, and Chinese holdings in the Davis sleeve, which also include Tencent Holdings and JD.com, are trading at extremely attractive valuations. Alibaba, the leader in both e-commerce and cloud computing, is trading at 14.5x 2022 normalized earnings, while the trailing three-year revenue CAGR is 42%, and over the next three years, expectations are for 30% revenue growth. As concerns of future China regulatory actions abate, Davis and Goei believe the market will refocus on the fundamentals, which for their portfolio holdings are very promising.

A fall of nearly 30% last year resulted in Koninklijke Philips being among the top detractors. The company, owned by English and Bloom, is a top-10 global MedTech company with a strong position in diagnostic imaging, patient monitoring, respiratory care, and personal health.

10	Litman Gregory Funds Trust

In normal times, the business should be able to grow the top line in the mid-single-digits, with potential to drive several hundred basis points of margin improvement. However, a €500 million sleep device product recall (to be completed by Fall 2022) has weighed heavily on the stock. In limited circumstances, including when unapproved ozone cleaning is used, a sound abatement foam component may degrade. This foam is being extensively tested for potential harmful effects (including carcinogens). Relatedly, Philips Respironics’ facility in Pennsylvania has received a Form 483 letter from the FDA with several “observations” that need to be addressed. They believe the €13 billion hit to the market cap far exceeds virtually all worst-case fundamental scenarios. Sleep system hardware accounts for only ~7% of the company’s sales. Prior to the recall, the stock had been trading at a sizeable discount to MedTech peers, despite having a good chance of growing earnings faster than the sector. The gap has widened dramatically, creating an attractive setup for those who are willing to see through this bump in the road. English and Bloom added to the position over the course of the year.

Smith & Nephew is another healthcare company that was among the larger detractors last year. Scott Moore and Chad Baumler of Nuance Investments say this company is a leading manufacturer of advanced medical devices and a long-time Nuance holding. The company holds leading market-share positions in sports medicine, advanced wound care, knee replacement, hip replacement, and trauma devices. Moore and Baumler view these as advantaged product categories, with high barriers to entry and a customer base that values quality and innovation, and believe the company is well positioned to maintain or gain market share across most of these categories. During 2020, Smith & Nephew experienced a significant decline in revenues and profits as the COVID-19 pandemic led to the postponement of elective procedures. As of this writing, procedure volumes have partially recovered but remain below normal levels as ensuing COVID-19 variants have caused further disruption to surgical capacity amid widespread care provider labor shortages. This protracted return to normal earnings power has also contributed to the underperformance in the stock, but the co-managers continue to believe the decline is transitory and that procedure volumes are likely to revert back toward normal during the next several years. Specifically, Wall Street analysts expect the company to earn approximately $1.75 per share for 2021, well below the Nuance team’s estimate of $2.70-2.80 in normalized, mid-cycle earnings per share. As of December 31, 2021, the stock is trading at roughly 12-13x their internal view of normal earnings (mid-cycle). Moore and Baumler believe the company maintains a solid balance sheet at approximately 1.2x net debt to earnings before interest, taxes, depreciation, amortization, and rent expense (EBITDAR), which has allowed the company to navigate this trough earnings period, while continuing to invest internally and pursue tuck-in acquisitions. Trading at less than 13x their view of normal earnings on December 31, 2021, Smith & Nephew offers what Moore and Baumler consider a compelling risk/reward opportunity versus other stocks in the sector. They added to their position on the relative underperformance.

Top Individual Contributors
Company Name	Fund Weight %	Benchmark Weight %	12 Month Return %	Contribution to Return %	Economic Sector
Capital One Financial Corp	4.82	0.13	49.28	2.07	Financials
Alphabet Inc Class A	3.75	1.82	65.30	1.90	Communication Services
Wells Fargo & Co	2.08	0.41	61.12	0.98	Financials
CBRE Group Inc Class A	1.38	0.07	73.01	0.86	Real Estate
Atlassian Corporation PLC A	1.44	0.09	63.04	0.84	Information Technology
Berkshire Hathaway Inc Class A	2.69	0.00	29.57	0.77	Financials
Charles Schwab Corp	1.38	0.26	60.21	0.76	Financials
General Motors Co	1.97	0.17	40.80	0.76	Consumer Discretionary
Carlisle Companies Inc	1.31	0.02	60.63	0.74	Industrials
Alphabet Inc Class C	1.18	1.69	65.17	0.73	Communication Services

Bottom Individual Contributors
Company Name	Fund Weight %	Benchmark Weight %	12 Month Return %	Contribution to Return %	Economic Sector
GoHealth Inc Ordinary Shares—Class A	0.89	0.00	-67.91	-1.62	Financial
New Oriental Education & Technology Group Inc A	0.18	0.00	-84.81	-1.15	Consumer Discretionary
Alibaba Group Holdings SP ADR	1.66	0.00	-48.96	-0.98	Consumer Discretionary
Koninklijke Philips NV	1.04	0.00	-29.36	-0.48	Health Care
Block Inc Class A	1.59	0.00	-25.79	-0.37	Information Technology
Smith & Nephew PLC ADR	1.19	0.21	-16.26	-0.25	Health Care
Twilio Inc Class A	1.10	0.12	-22.20	-0.24	Information Technology
Tencent Holdings Ltd ADR	0.68	0.00	-18.71	-0.15	Communciation Servcies
Tencent Holdings Ltd	0.57	0.00	-15.33	-0.14	Communciation Servcies
Beiersdorf AG ADR	1.12	0.00	-11.75	-0.13	Consumer Staples

Fund Summary	11

Portfolio Mix

The Equity Fund is the result of six bottom-up stock pickers with diverse investment approaches each tasked with building highly concentrated portfolios. Therefore, the portfolio often looks quite different from its benchmark. It is common for the fund to have meaningful sector over- and/or underweights. At year-end, the fund was more than ten-percentage points overweight to the financials sector (21.7% vs. 11.3%) and had a twelve-percentage point underweight to the information technology sector (16.3% vs. 28.3%). The fund’s current sector over/under-weights are similar what they were at the start of 2021.

Over the year, the fund’s allocation to the financials sector decreased by over two percentage points. The selling of positions within the insurance industry was the main driver behind this small decrease in financials exposure. Capital One, Berkshire Hathaway, and Wells Fargo are among the larger positions within this sector. Two different sub-advisors own both Capital One and Berkshire Hathaway. Wells Fargo is owned by the team at Davis Advisors.

Over the course of the year, the fund’s market-cap exposure increased modestly. Mid- and smaller-cap companies account for about 23% of the portfolio (down from 30% at the end of 2020). Large-cap stocks make up roughly 77% of the portfolio. The fund’s weighted-average market cap increased from $260.3 billion at the end of 2020 to $303.9 billion at the end of 2021. Foreign holdings decreased over the course of the year—going from roughly 20% at the start of the year to 15% at year-end. This is still a meaningful overweight relative to the fund’s Russell 3000 Index and reflects the managers’ broad and flexible mandate to select their highest-conviction ideas, while focusing primarily but not exclusively on domestic issuers.

Sector

	Sector Weightings
	Fund as of 12/31/2021	Russell 3000 Index As of 12/31/2021
Communication Services	14.7%	9.8%
Consumer Discretionary	17.2%	12.4%
Consumer Staples	4.7%	5.9%
Energy	1.0%	2.1%
Finance	21.7%	10.7%
Health Care & Pharmaceuticals	12.0%	14.0%
Industrials	6.3%	9.3%
Information Technology	16.3%	27.0%
Materials	0.0%	2.8%
Real Estate	2.1%	3.2%
Utilities	1.0%	2.7%
Cash	2.9%	0.0%

By Market Capitalization	By Domicile

Micro-Cap Less Than 1 Billion
Small Cap 1 Billion to 5.0 Billion Small-Mid Cap 5.0 Billion to 12.0 Billlion Mid-Cap 12.0 Billion to 35.5 Billion Large Cap 35.5 Billion to 974.2 Billion

12	Litman Gregory Funds Trust

iMGP Equity Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK- PICKING STYLE	BENCHMARK
Christopher Davis Danton Goei	Davis Selected Advisers, L.P.	15%	Mostly large companies	Blend	S&P 500 Index
Pat English Jonathan Bloom	Fiduciary Management, Inc.	15%	All sizes	Blend	S&P 500 Index
Bill Nygren	Harris Associates L.P.	15%	Mostly large- and mid- sized companies	Value	Russell 3000 Value Index
Clyde McGregor	Harris Associates L.P.	15%	All sizes, but mostly large- and mid-sized companies	Value	Russell 3000 Value Index
Scott Moore Chad Baumler	Nuance Investments, LLC	15%	All sizes	Value	Russell 3000 Value Index
A. Michael Sramek	Sands Capital Management, LLC	25%	All sizes, but mostly large- and mid-sized companies	Growth	Russell 1000 Growth Index

Equity Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP Equity Fund from December 31, 1996 to December 31, 2021 compared with the Russell 3000 Index and Morningstar Large Blend Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	13

iMGP Equity Fund (formerly PartnerSelect Equity Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021

Shares		Value

COMMON STOCKS: 100.8%

Communication Services: 15.6%
4,328	Alphabet, Inc. - Class A*	$12,538,389
886	Alphabet, Inc. - Class C*	2,563,721
4,200	Charter Communications, Inc. - Class A*	2,738,274
23,245	Liberty Broadband Corp. - Class A*	3,740,120
14,535	Meta Platforms, Inc. - Class A*	4,888,847
12,624	Netflix, Inc.*	7,605,203
22,898	Sea Ltd. - ADR*	5,122,512
25,800	Tencent Holdings Ltd. - ADR	1,504,140

		40,701,206

Consumer Discretionary: 18.2%
17,010	Alibaba Group Holding Ltd. - ADR*	2,020,618
2,689	Amazon.com, Inc.*	8,966,040
2,725	Booking Holdings, Inc.*	6,537,902
18,000	Dollar General Corp.	4,244,940
92,600	General Motors Co.*	5,429,138
30,800	Hilton Worldwide Holdings, Inc.*	4,804,492
22,860	JD.com, Inc. - ADR*	1,601,800
27,885	Lear Corp.	5,101,561
42,440	Prosus N.V. - ADR	704,928
32,300	Sony Group Corp.	4,062,055
38,510	Thor Industries, Inc.	3,996,183

		47,469,657

Consumer Staples: 5.0%
152,574	Beiersdorf AG - ADR	3,141,499
39,244	Cal-Maine Foods, Inc.	1,451,636
10,400	Constellation Brands, Inc. - Class A	2,610,088
96,801	Henkel AG & Co. KGaA - ADR	1,908,916
18,231	Kimberly-Clark Corp.	2,605,574
6,417	Sanderson Farms, Inc.	1,226,160

		12,943,873

Energy: 1.0%
31,000	EOG Resources, Inc.	2,753,730

Financials: 23.0%
85,900	Ally Financial, Inc.	4,089,699
43,500	American International Group, Inc.	2,473,410
63,000	Bank of America Corp.	2,802,870
41,015	Bank of New York Mellon Corp. (The)	2,382,151
18	Berkshire Hathaway, Inc. - Class A*	8,111,916
18,250	Berkshire Hathaway, Inc. - Class B*	5,456,750
74,840	Capital One Financial Corp.	10,858,536
44,500	Charles Schwab Corp. (The)	3,742,450
48,300	Citigroup, Inc.	2,916,837
759,900	GoHealth, Inc. - Class A*	2,880,021
5,014	Northern Trust Corp.	599,724
26,000	Reinsurance Group of America, Inc.	2,846,740
14,295	Travelers Cos., Inc. (The)	2,236,167
40,320	US Bancorp	2,264,774
130,370	Wells Fargo & Co.	6,255,153

		59,917,198

Health Care: 12.7%
26,289	Baxter International, Inc.	2,256,648
9,730	Cigna Corp.	2,234,300
12,269	DENTSPLY SIRONA, Inc.	684,487
6,166	DexCom, Inc.*	3,310,834
19,517	Edwards Lifesciences Corp.*	2,528,427

Shares		Value

Health Care (continued)
5,500	Humana, Inc.	$2,551,230
2,709	ICU Medical, Inc.*	642,954
81,000	Koninklijke Philips N.V.	3,019,816
51,665	LivaNova Plc*	4,517,071
111,459	Smith & Nephew Plc - ADR	3,858,711
8,750	UnitedHealth Group, Inc.	4,393,725
12,775	Universal Health Services, Inc. - Class B	1,656,406
11,401	Zimmer Biomet Holdings, Inc.	1,448,383

		33,102,992

Industrials: 6.7%
18,675	Carlisle Cos., Inc.	4,633,641
412,000	CK Hutchison Holdings Ltd.	2,657,792
24,000	Ferguson Plc	4,259,699
30,375	General Electric Co.	2,869,526
35,000	PACCAR, Inc.	3,089,100

		17,509,758

Information Technology: 15.3%
1,019	Adyen N.V.*(a)	2,680,114
9,454	Atlassian Corp. Plc - Class A*	3,604,716
21,577	Block, Inc.*	3,484,901
34,190	Intel Corp.	1,760,785
4,994	Intuit, Inc.	3,212,241
8,153	ServiceNow, Inc.*	5,292,194
1,875	Shopify, Inc. - Class A*	2,582,606
6,618	Snowflake, Inc. - Class A*	2,241,848
29,270	TE Connectivity Ltd.	4,722,422
9,512	Twilio, Inc. - Class A*	2,504,890
35,971	Visa, Inc. - Class A	7,795,275

		39,881,992

Real Estate: 2.2%
30,800	CBRE Group, Inc. - Class A*	3,342,108
97,467	Equity Commonwealth - REIT*	2,524,395

		5,866,503

Utilities: 1.1%
95,083	United Utilities Group Plc - ADR	2,796,391

TOTAL COMMON STOCKS (Cost $160,444,469)		262,943,300

PREFERRED STOCK: 2.0%

Information Technology: 2.0%
85,000	Samsung Electronics Co. Ltd. - (Preference Shares)	5,091,062

TOTAL PREFERRED STOCK (Cost $3,116,409)		5,091,062

The accompanying notes are an integral part of these financial statements.

14	Litman Gregory Funds Trust

iMGP Equity Fund (formerly PartnerSelect Equity Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount		Value

SHORT-TERM INVESTMENTS: 2.9%

REPURCHASE AGREEMENTS: 2.9%
$7,642,450	Fixed Income Clearing Corp. 0.000%, 12/31/2021, due 01/03/2022 [collateral: par value $7,848,000, U.S. Treasury Bond, 1.875%, due 02/15/2041 value $7,796,787] (proceeds $7,642,450)	$7,642,450

TOTAL SHORT-TERM INVESTMENTS (Cost $7,642,450)		7,642,450

TOTAL INVESTMENTS (Cost: $171,203,328): 105.7%		275,676,812

Liabilities in Excess of Other Assets: (5.7)%		(14,937,704)

NET ASSETS: 100.0%		$260,739,108

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
*	Non-Income Producing Security.
(a)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	15

iMGP International Fund Review

For the calendar year 2021, iMGP International Fund gained 11.75%, outperforming the MSCI ACWI ex US NET (+7.82%) and MSCI EAFE NET (+11.26%) indexes and its Morningstar Foreign Blend peer group (+9.78%). Since its inception on December 1, 1997 the fund has generated a 7.18% annualized return, versus 5.69% for the ACWI index, 5.39% for EAFE, and 4.63% for its Morningstar peer group.

Performance as of 12/31/2021
	Average Annual Total Return
	Three Month Return	One- Year	Three- Year	Five- Year	Ten- Year	Since Inception (12/1/1997)
iMGP International Fund	3.42%	11.75%	15.26%	8.43%	6.71%	7.18%
MSCI EAFE Value NR USD	1.17%	7.82%	13.18%	9.61%	7.28%	5.69%
MSCI EAFE NR USD	2.69%	11.26%	13.54%	9.55%	8.03%	5.39%
US Fund Foreign Large Value	2.26%	9.78%	13.29%	9.26%	7.53%	4.63%
Gross Expense Ratio 1.39% Net Expense Ratio 1.15%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.imgpfunds.com. *There are contractual fee waivers in effect through 4/30/2023.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Please refer to the Financial Highlights on page 136 for the most current expense ratios of the fund.

MSCI index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. Source note: Returns prior to 1999 are the MSCI ACWI ex-US GR index. Returns from 1999 onwards are MSCI ACWI ex-US NR index.

Performance of Managers

Of the three managers in the fund, two were subadvisors for the full calendar year. One of these two managers outperformed its benchmark by a significant margin, 1173 basis points (net of their fee), while the other manager lagged by 938 basis points (one basis point equals one hundredth of one percent). The underperformance of the second manager stems in good part from their portfolio being underweight energy and overweight cyclical stocks geared towards a post-pandemic recovery. With the Delta and Omicron variants surging last year, the latter group of stocks have continued to lag.

The third manager, Polen Capital, was added to the fund on September 30, 2021. For the fourth quarter they were ahead of their benchmark by 354 basis points.

Key Performance Drivers

Below we discuss some of the key drivers of both absolute and relative performance. It is important to understand that the portfolio’s sector and country weightings are a residual of the bottom-up, fundamental stock-picking process employed by each sub-advisor. That said, we do report on the relative performance contributions from stock selection, as well as sector and region weightings, to help shareholders better understand drivers of performance.

In 2021, stock selection was the primary driver of the fund’s outperformance versus the MSCI ACWI ex US index NET. We will discuss some of the leading contributors and detractors in greater detail later in the report.

Sector allocation was a negative contributor to relative performance: The fund’s underweight to energy (up roughly 30%), the best-performing sector after financials, and an overweight to communication services (down 6.8%) were the main drivers. The fund’s stock selection in both sectors, however, was strong and helped offset the broad sectoral headwinds.

From a regional perspective, the fund’s long-time overweight to Europe bore fruit as the region delivered strong absolute performance despite the pandemic-related headwinds. Japan, which the fund was on average underweight, was a laggard so that also helped performance. Last year we shared our optimism on Europe. The pandemic has spurred Europe into action. It is finally showing signs of some fiscal coordination and support necessary for growth and innovation across the European Union, such as in renewable energy.

16	Litman Gregory Funds Trust

Discussion of Contributors and Detractors

Contributors

Top Individual Contributors
Company Name	Fund Weight %	Benchmark Weight %	12 Month Return %	Contriibution to Return %	Country	Economic Sector
Israel Discount Bank Ltd Class A	2.31	0.02	75.60	1.50	Israel	Financial
Gamesys Group PLC	0.77	0.00	73.23	1.49	United Kingdom	Consumer Discretionary
BOLLORE COMMON STOCK EUR.16	2.53	0.00	41.78	1.34	France	Communication Services
Glencore PLC	1.93	0.17	65.35	1.29	United Kingdom	Materials
LLOYDS BANKING GROUP PLC	2.75	0.16	33.63	0.98	United Kingdom	Financial
BNP Paribas Act. Cat.A	2.36	0.26	37.42	0.93	France	Financial
China Longyuan Power Group Corp Ltd	1.40	0.02	65.30	0.91	Hong Kong	Utilities
Vivendi SE	3.64	0.08	17.39	0.90	France	Communication Services
Grupo Televisa SAB ADR	1.80	0.02	14.38	0.88	Mexico	Communication Services
CNH Industrial NV	1.55	0.06	54.99	0.79	Netherlands	Industrial

Daimler, the German auto company, saw its share price rise early in the year on the announcement it would spin off a majority stake in Daimler Truck. In portfolio manager David Herro’s view, this is momentous news and represents a fundamental change for the company as it will become a purely premium car company and separately a company that is the global leader in trucks and buses. In addition, Daimler released full-year 2020 results that were well above Herro and team’s forecasts. Notably, adjusted earnings improved dramatically and were 100% higher than their full-year estimates. Herro believes management’s recent efforts have materially improved the company’s overall cost structure. In addition, Daimler is investing heavily in future automotive technologies, which he thinks will provide significant advantages for some time to come.

Glencore, another Herro holding, was among the top ten contributors to performance. Herro says the company management is smart, competitive, and laser-focused on improving asset turns and profitability. For example, the company is exiting assets that require a lot of management’s time, are in high-risk jurisdictions, have limited mine-life or face other constraints while not being material financial contributors. In addition, Glencore’s trading business, which Herro believes has a high barrier to entry, generates high returns and cash flow with less cyclicality that one would associate with a mining business.

China Longyuan, owned by Lazard’s Mark Little, is China’s largest developer of renewable energy products, especially wind. During the year, the Chinese government committed to a very significant expansion of renewable energy, and this commitment translated into new project announcements and awards. Longyuan started the year at a low-teens multiple of earnings, giving substantial upside relative to its global peers, and part of this valuation gap was closed during 2021.

Israel Discount Bank was the fund’s top contributor to performance for the year, rising ~75%. Little’s outlook for the Israeli banking sector continues to improve. Loan growth is running at double digits, as the Israeli economy continues to benefit from growth in technology and other export sectors, alongside immigration. Meanwhile, cost growth should be constrained by the continuing opportunity to reduce headcount as the bank moves to digital delivery of services. A move towards higher interest rates would also be supportive of margins and profitability. Little believes this encouraging picture is not yet reflected in the valuation of the company.

In health care, ICON, an Irish contract research organization, performed strongly during the fourth quarter. It is a leading provider of high value-added services to the biopharma industry. According to the Polen Capital team, ICON provides outsourced services involving the planning, enrollment in and efficient execution of drug trials for biotech, pharmaceutical and medical-device companies. As it delivers positive trial outcomes to customers, those customers rely on ICON more and more. ICON continues to experience robust demand for its offerings and is now integrating a sizable acquisition completed in mid-2021. The pandemic created additional demand for ICON’s services, and this trend may persist for a few years. At 23x 2022 earnings, ICON remains Polen’s highest-conviction portfolio weighting. The Polen team believes the business is poised to grow earnings at a mid-teens rate for the next five years.

Fund Summary	17

Detractors

Bottom Individual Contributors
Company Name	Fund Weight %	Benchmark Weight %	12 Month Return %	Contriibution to Return %	Country	Economic Sector
Atlantic Sapphire ASA Ordinary Shares	0.79	0.00	-68.32	-1.48	Norway	Consumer Staples
Siemens Gamesa Renewable Energy SA	1.94	0.03	-40.82	-1.06	Spain	Industrials
NEXON CO LTD COMMON STOCK	1.59	0.04	-48.49	-0.83	Japan	Communcation Services
Credit Suisse Group AG	2.56	0.10	-23.83	-0.71	Switzerland	Financial
Modern Times Group MTG AB B	2.18	0.00	-21.52	-0.66	Sweden	Communcation Services
Informa PLC	4.14	0.04	-6.76	-0.58	United Kingdom	Communcation Services
Tencent Holdings Ltd	0.86	1.54	-24.40	-0.53	Hong Kong	Communcation Services
MEDTRONIC PLC COMMON STOCK	0.52	0.00	-17.77	-0.44	Ireland	Health Care
LPKF Laser & Electronics AG	0.57	0.00	-34.80	-0.35	Germany	Information Technology
adidas AG	0.71	0.24	-8.53	-0.27	Germany	Consumer Discretionary

Turning to detractors for 2021, Siemens Gamesa, 2020’s top performer, is a Spain-based provider of onshore and offshore wind turbines. Little believes the transition to renewables is a long-term trend. In recent years the cost of renewables, such as solar and offshore wind solutions, has dropped considerably to a level where Little says it makes wind power extremely competitive in most markets without any need for subsidy. Demand for wind energy is set to increase manyfold over the next decade, driven by falling relative costs as well as material societal impetus. Siemens Gamesa is well-positioned to gain substantially from this growth in demand, operating in an oligopoly industry. However, in the short term the company was hurt by its historic weakness in contracting, especially in the onshore part of the business. 2021 saw material increases in raw material and logistics costs that the company was unable to recoup from its customers, pressuring margins. The onshore business at Gamesa represents around 40% of sales, but is currently loss-making so not contributing to profits. While the historic contracts will take time to flush through the income statement, Little and his team can already see early evidence of a sharp improvement in industry pricing, which should support longer-term profitability assumptions key to the share price in their view.

The share price of the Credit Suisse Group suffered during the year upon revelations about the company’s exposure to Greensill Capital followed by its association with Archegos Capital. Investors sold shares over concerns that an investment fund run by its asset-management division had exposure to the now-insolvent Greensill Capital, which specialized in supply chain finance. According to Herro and team, the drop in Credit Suisse’s market-cap far surpassed the company’s direct exposure to Greensill and ignored the fact that a large portion of its clients’ exposure was in cash, highly-rated securities or insured investments. The company ultimately executed a small capital raise in an effort to boost its CET1 ratio to 13.0%. Credit Suisse Group’s third-quarter earnings results tracked ahead of Herro and team’s estimated trend. Importantly, net new money inflected positively following second-quarter outflows related to the Archegos Capital and Greensill Capital incidents, suggesting that the potential reputational damage is less than feared. Following the company’s capital markets day and subsequent conversations with management, Herro and team learned that Credit Suisse planned to take additional capital from the lower-return/higher-risk investment bank and allocate capital towards the higher return/lower risk wealth-management segment, a strategy they fully support. The company is also looking to generate CHF 1 billion – CHF 1.5 billion in savings from procurement initiatives, along with a new organizational structure that will serve to simplify the organization, reduce costs and enhance risk functions. More recently, Herro was disappointed by the departure of Chairman Antonio Horta-Osario given his talents. Herro however is optimistic as in his short stint at the bank Horta-Osario initiated a sound restructuring plan and put in place “various management enhancements.” For example, David Wildermuth (formerly at Goldman Sachs with more than 30 years of banking experience) was appointed as chief risk officer in January, and Herro expects better governance and risk management going forward.

Another detractor was Nexon, a video games developer listed in Japan, but with significant sales in Korea and China. It suffered in 2021 from some loss of momentum against a very strong 2020 period aided by the pandemic. In addition, its China business struggled to regain traction, and the launch of a mobile version of its key game, Dungeon & Fighter, has been continuously delayed. The regulatory environment kept deteriorating during the year, challenging the investment thesis, and the stock was sold in the period.

Portfolio Mix

Please see below for sector, regional, and market-cap allocations as of year-end.

The International Fund is built stock by stock from the bottom-up and can at times look very different from its benchmark. We believe this is key to generating excess long-term returns.

18	Litman Gregory Funds Trust

	Sector Weights as of 12/31/2021
	Fund	iShares EAFE ETF
Communication Services	9.3%	4.5%
Consumer Discretionary	14.5%	12.5%
Consumer Staples	4.4%	10.3%
Energy	0.0%	3.4%
Finance	20.2%	16.8%
Health Care & Pharmaceuticals	12.5%	12.8%
Industrials	8.9%	16.2%
Information Technology	17.9%	9.7%
Materials	2.8%	7.6%
Real Estate	0.0%	2.8%
Utilities	5.2%	3.4%
Cash	4.4%	0.0%

	Region Allocation 12/31/2021
	Fund	iShares EAFE ETF
Africa	0.0%	0.0%
Australia/New Zealand	0.9%	7.1%
Asia ex Japan	4.9%	3.9%
Japan	0.0%	22.5%
Western Europe and UK	83.0%	64.4%
Latin America	2.5%	0.1%
North America	5.4%	1.2%
Middle East	3.3%	0.6%

MSILX Market Cap Dispersion 12/31/2021
micro	Less Than 579 million	0.0%
small	579 Million to 5.5 Billion	4.2%
smid	5.5 Billion to 7.5 Billion	2.2%
mid	7.5 Billion to 15 Billion	13.0%
large	15 to 255 Billion	80.7%

Over the last 12 months, the overall portfolio mix changed, largely reflecting the subadvisor changes we executed at the end of the third quarter (see further discussion on the changes in the closing-comments section). Below are some noteworthy changes:

•	The fund’s weighting to the communications services sector decreased by 17 percentage points, while the technology weighting increased 14 percentage points.

•	Weighting to industrials decreased by over nine percentage points and the allocation to the health-care sector correspondingly increased.

•

At the regional level, shareholders will recall the fund has been overweighted to Europe for a long time. The fund’s weighting to Europe increased from 73.4% to 83% during the calendar year. The fund at year-end had zero weighting to Japan. Our detailed conversations with sub-advisors continue to suggest the opportunity set in Japan remains underwhelming due to its relatively poor domestic growth dynamics and shareholder orientation which combine to yield a relatively poor longer term profitability outlook.

Taxes

At year-end the fund had $7.3 million in loss carryforwards that can be used to offset future realized capital gains. The fund did not distribute any capital gains for 2021.

Closing Thoughts

We added Polen Capital as a sub-advisor to the iMGP International Fund effective September 30, 2021. Concurrently, we removed Pictet Asset Management and Evermore Global Advisors. We believe Polen will be an excellent addition to the fund. We believe these changes help the fund achieve the desired investment style balance in line with its core international mandate. The fund had taken on a much stronger cyclical-value orientation than we intended. Both Pictet and Evermore have been great partners during their tenure as sub-advisors and we sincerely appreciate the care and diligence with which they have guided us through a very challenging macro environment—including the aftermath of the European debt crisis, trade wars, and the pandemic. We thank them for their contributions to the Fund.

Our analysis shows that not having a dedicated growth sleeve has been one of the primary drivers behind the fund’s disappointing performance the past several years, and especially around the pandemic. The Fund’s cyclical bias greatly hurt when the global economy virtually shut down. We have seen strong recovery in cyclical names over the past year and are now hearing from managers that the opportunity set looks more balanced in terms of value vs growth and cyclicality vs quality.

In Polen we believe we are getting both quality and growth. The portfolio managers, Todd Morris and Daniel Fields, are executing a proven philosophy and approach that has generated strong risk-adjusted returns over a long period. They invest in companies they believe are financially sound and competitively advantaged that they can own for many years and that in their view offer the best odds for attractive and sustained earnings growth. They bring a risk-management and value-conscious mindset. They have always managed relatively concentrated portfolios, and we believe they are ideally suited to running an iMGP International mandate of typically 15 stocks or less.

Polen joins our two other managers—David Herro of Harris Associates and Mark Little of Lazard Asset Management. We have known both investors for decades and have a very high level of confidence in them. Their performance since their respective inception dates on the Fund—Herro’s going back to the Fund’s inception in December 1997 and Little’s to February 2013—has been strong. They have executed the Fund’s concentrated mandate in an excellent manner. Herro is a value-oriented manager. Little is an all-cap eclectic blend manager. With Polen as our quality- and growth-oriented manager we believe the Fund is now very well balanced in terms of style. This combination will

Fund Summary	19

result in a focused yet diversified low-turnover portfolio of 40 to 50 stocks. Our analysis shows this mix of three managers improves the fund’s overall diversification. We also believe it increases our odds of generating great performance.

Coinciding with this change in subadvisor mix, effective January 1, 2022, we are changing the iMGP International Fund’s primary benchmark from MSCI ACWI ex US NET to MSCI EAFE NET. Historically we have believed the fund should beat both benchmarks over the long term and we continue to believe that. However, factoring our current subadvisors investment approaches and the relatively high bar they place in adding emerging-market stocks to the high-conviction portfolio they manage, we believe EAFE is a more appropriate primary benchmark for both the subadvisors and the fund looking forward. For Harris Associates and Polen Capital we will also continue to use a value and growth benchmark, respectively, as part of assessing their long-term performance.

We continue to believe that skilled stock pickers who focus on only their highest-conviction ideas and on generating great long-term performance, without worrying about shorter-term volatility and benchmark tracking error, have the potential to outperform indexes and their peers over full market cycles. This was the original premise of iMGP International Fund, launched in December 1997.

We thank our shareholders for their continued support.

20	Litman Gregory Funds Trust

iMGP International Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
David Herro	Harris Associates L.P.	33.33%	All sizes, but mostly large- and mid-sized companies	Value	MSCI World ex U.S. Value Index
Mark Little	Lazard Asset Management, LLC	33.33%	All sizes	Blend/Relative Value	MSCI World ex U.S. Index
Todd Morris, Daniel Fields	Polen Capital Management LLC	33.33%	All sizes	Growth	MSCI EAFE Index

International Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP International Fund from December 1, 1997 to December 31, 2021 compared with the MSCI ACWI ex-U.S. Index and Morningstar Foreign Large Blend Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does no imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	21

iMGP International Fund (formerly PartnerSelect International Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021

Shares		Value

COMMON STOCKS: 97.5%

Argentina: 0.9%
2,290	MercadoLibre, Inc.*	$3,087,836

Australia: 2.8%
1,280,700	Glencore Plc	6,503,564
1,317,203	Incitec Pivot Ltd.	3,102,219

		9,605,783

Canada: 2.2%
291,687	CAE, Inc.*	7,354,403

China: 6.5%
3,807,000	China Longyuan Power Group Corp. Ltd. - Class H	8,886,076
110,719	Prosus N.V.*	9,263,433
67,800	Tencent Holdings Ltd.	3,972,021

		22,121,530

Denmark: 2.1%
41,182	Carlsberg A/S - Class B	7,117,021

Finland: 2.4%
160,659	Sampo Oyj - Class A	8,054,430

France: 9.7%
117,600	BNP Paribas S.A.	8,131,709
606,459	Engie S.A.	8,980,437
7,600	LVMH Moet Hennessy Louis Vuitton SE	6,286,852
170,800	Worldline S.A.*(a)	9,524,843

		32,923,841

Germany: 19.7%
31,500	Adidas AG	9,075,269
34,120	Allianz SE	8,061,692
152,400	Bayer AG	8,150,196
56,743	Continental AG*	6,011,652
97,571	CTS Eventim AG & Co. KGaA*	7,145,326
81,315	Daimler AG	6,253,719
59,355	Daimler Truck Holding AG*	2,180,774
68,550	SAP SE	9,742,157
135,200	Siemens Healthineers AG(a)	10,125,578

		66,746,363

Ireland: 7.1%
41,900	ICON Plc*	12,976,430
108,739	Ryanair Holdings Plc - ADR*	11,127,262

		24,103,692

Israel: 3.2%
1,631,207	Israel Discount Bank Ltd. - Class A	10,985,407

Italy: 1.6%
464,516	GVS SpA(a)	5,576,200

Mexico: 1.5%
550,870	Grupo Televisa SAB - ADR	5,161,652

Netherlands: 5.8%
8,800	ASML Holding N.V.	7,076,247
64,128	EXOR N.V.	5,761,560
237,446	Universal Music Group N.V.	6,695,013

		19,532,820

South Korea: 1.0%
10,915	NAVER Corp.	3,475,354

Shares		Value

Spain: 4.0%
120,200	Amadeus IT Group S.A.*	$8,156,941
230,421	Siemens Gamesa Renewable Energy S.A.*	5,524,231

		13,681,172

Sweden: 3.0%
72,532	Evolution AB(a)	10,321,704

Switzerland: 4.9%
974,338	Credit Suisse Group AG	9,478,948
52,700	Temenos AG	7,284,210

		16,763,158

United Kingdom: 11.6%
243,309	CNH Industrial N.V.	4,725,817
148,129	Coca-Cola European Partners Plc	8,272,369
1,305,359	Informa Plc*	9,133,033
13,902,050	Lloyds Banking Group Plc	8,999,894
709,770	Sage Group Plc (The)	8,195,843

		39,326,956

United States: 7.5%
20,583	Accenture Plc - Class A	8,532,682
34,616	Aon Plc - Class A	10,404,185
61,364	Medtronic Plc	6,348,106

		25,284,973

TOTAL COMMON STOCKS (Cost $289,695,108)		331,224,295

Principal Amount

SHORT-TERM INVESTMENTS: 4.5%

REPURCHASE AGREEMENTS: 4.5%
$15,240,595	Fixed Income Clearing Corp. 0.000%, 12/31/2021, due 01/03/2022 [collateral: par value $15,650,100, U.S. Treasury Bond, 1.875%, due 02/15/2041 value $15,547,973] (proceeds $15,240,595)	15,240,595

TOTAL SHORT-TERM INVESTMENTS (Cost $15,240,595)		15,240,595

TOTAL INVESTMENTS (Cost: $304,935,703): 102.0%		346,464,890

Liabilities in Excess of Other Assets: (2.0)%		(6,748,403)

NET ASSETS: 100.0%		$339,716,487

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
*	Non-Income Producing Security.
(a)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

CURRENCY ABBREVIATIONS:

CHF	Swiss Franc
USD	U.S. Dollar

The accompanying notes are an integral part of these financial statements.

22	Litman Gregory Funds Trust

iMGP International Fund (formerly PartnerSelect International Fund)

SCHEDULE OF INVESTMENTS IN FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2021

At December 31, 2021, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2021	Fund Delivering	U.S. $ Value at December 31, 2021	Unrealized Appreciation	Unrealized Depreciation
State Street Bank and Trust Company	6/15/2022	USD	$1,486,276	CHF	$1,503,895	$—	$(17,619)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	23

iMGP Oldfield International Value Fund Review

The iMGP Oldfield International Value Fund generated strong absolute returns in 2021, rising 13.21% and beating its benchmark MSCI EAFE Value NR (+10.89%), and MSCI EAFE NR (+11.26%). The fund was also ahead of the Morningstar’s Foreign Large Value Fund peer group, which was up 11.82%.

We are pleased with how the fund has performed since its launch. Since its inception date of November 30, 2020, the fund has generated strong absolute and relative performance, rising 18.25% annualized, and is ahead of the MSCI EAFE Value NR index (+15.80%), MSCI EAFE NR (+16.44%) indexes and the Morningstar’s US Fund Foreign Large Value average peer (+17.61%).

Performance as of 12/31/2021
	Average Annual Total Returns
	Three Month Return	One- Year	Since Inception (11/30/2020)
iMGP Oldfield International Value Fund	-0.58%	13.21%	18.25%
MSCI EAFE Value NR USD	1.17%	10.89%	15.80%
MSCI EAFE NR USD	2.69%	11.26%	16.44%
US Fund Foreign Large Value	2.26%	11.82%	17.61%
Gross Expense Ratio 2.89% Net Expense Ratio 0.94% as of 4/30/21

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Short term performance is not a good indication of the fund’s future performance and should not be the sole basis for investing in the fund. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.imgpfunds.com. Returns less than one year are not annualized *There are contractual fee waivers in effect through 4/30/2023.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Please refer to the Financial Highlights on page 137 for the most current expense ratios of the fund.

MSCI index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. Source note: Returns prior to 1999 are the MSCI ACWI ex-US GR index. Returns from 1999 onwards are MSCI ACWI ex-US NR index.

Key Performance Drivers

Portfolio managers Nigel Waller and Andrew Goodwin build the iMGP Oldfield International Value portfolio stock by stock, focusing on only their highest-conviction ideas and ensuring proper diversification across regions, sectors, and other investment drivers that companies in their portfolio may have in common. As such, sector and country allocations are largely a byproduct of their stock picking.

During the year there was wide divergence in regional performance. Japan was a laggard while the Eurozone outperformed the broad market, as represented by MSCI EAFE Value. Emerging Asia was down nearly 5% in local currency terms, largely due to the headwinds posed by China’s regulatory tightening and the property-sector deleveraging. The fund’s one holding in China, Alibaba, detracted from performance. On the other hand, stock selection in the United Kingdom was a strong positive, with BT, the fund’s largest holding, up nearly 30%.

Our attribution analysis shows that stock selection was the primary driver behind the fund’s outperformance in 2021. Stock selection within the consumer-staples sector was positive with Tesco, the fund’s sole holding in this sector, up 23%. Within technology, Nokia (up ~65%) drove positive stock selection. Nokia, a telecom equipment supplier in Europe, has seen its competitive environment improve with the U.S. sanctioning and curtailing prospects of its most powerful competitor, China’s Huawei. In 2020 cost overruns and temporary delays due to issues with chipsets led to short-term weakness in profitability. The Oldfield portfolio managers note through 2021 Nokia has demonstrated good progress in restoring its margins and this improvement in its fundamentals has been reflected in the share price.

Sector allocation, a residual of stock-picking, was a slight negative. An underweight to the strong-performing financial sector and an overweight to relatively weak health care detracted slightly from performance. Stock selection within health care was also weak, with Fresenius lagging as Covid has dragged on and deferred electable procedures impacting its hospital and injectables businesses. Fresenius trades at 11x forward earnings which compares to its historical median of 18x.

24	Litman Gregory Funds Trust

Portfolio Mix

	Sector Weights as of 12/31/2021
	Fund	iShares EAFE Value ETF
Communication Services	6.3%	5.8%
Consumer Discretionary	9.5%	9.3%
Consumer Staples	8.8%	8.0%
Energy	4.2%	6.2%
Finance	22.3%	26.2%
Health Care & Pharmaceuticals	12.6%	8.9%
Industrials	20.3%	11.9%
Information Technology	7.7%	2.3%
Materials	0.0%	10.1%
Real Estate	0.0%	4.9%
Utilities	7.1%	6.3%
Cash	1.3%	0.0%

	Region Allocation
	Fund	iShares EAFE Value ETF
Africa	0.0%	0.0%
Australia/New Zealand	0.0%	7.2%
Asia ex Japan	12.8%	3.6%
Japan	18.7%	22.3%
Western Europe and UK	63.5%	65.1%
Latin America	5.0%	0.3%
North America	0.0%	0.9%
Middle East	0.0%	0.7%

POIVX Market Cap Dispersion
Less Than 1 Billion	0.00%
1 Billion to 5.0 Billion	5.01%
5.0 Billion to 12.0 Billlion	13.39%
12.0 Billion to 35.5 Billion	32.63%
35.5 Billion to 974.2 Billion	48.96%

The iMGP Oldfield International Value Fund is built stock by stock from the bottom-up and can at times look very different from its benchmark. We believe this is key to generating excess returns over the long term.

Over the last 12 months, the overall portfolio mix changed modestly. Noteworthy items include the following:

•

The fund’s weighting to the industrials and utilities sectors decreased by six and four percentage points, respectively. The reduction in utilities largely stems from the sale of Korea Electric Power after the prospects of a regulatory approval for cost-pass throughs failed to materialize as expected.

•

The fund saw increases in weighting to the financials (+3%), consumer staples (+4%), and health-care (+3%) sectors. In financials, the Oldfield team added Swedish bank, Svenska Handelsbanken, and in health care, Fresenius. Svenska was purchased because of its lower cost and higher credit quality relative to its peers. At the time of purchase the bank traded at an attractive valuation and offered a dividend yield of around 7%. Fresenius is a German health-care conglomerate that was negatively impacted by Covid-19 as patients postponed elective procedures during the pandemic. This offered an attractive entry point to owning a strong franchise.

•

Relative to its benchmark, MSCI EAFE Value, the fund is overweighted to industrials (+8.4%) and technology (+5.3%), and underweighted to the materials (-10.1%) and real-estate (-4.9%) sectors. Looking at countries/regions, the fund is overweight Asia ex Japan (+9.2%) and Latin America (+4.8%) and underweight Australia/New Zealand (-7.2%) and Japan (-3.6%)

Market Commentary from Oldfield Partners

Over the last 10 years central banks globally have embarked on an unprecedented monetary experiment in the form of Quantitative Easing (QE) which has clearly benefited asset prices. At the start of 2009, the US stock market had a value of $9.1 trillion versus US GDP of $14.6 trillion (0.6 times). At the end of 2021, the US stock market had a value of $48.5 trillion versus the latest US GDP data (as of the third quarter 2021) of $23.2 trillion (2.1 times). From the end of 2008, the Federal Reserve’s balance sheet has increased from $0.9 trillion to $8.8 trillion as at the end of 2021 and more debt was accumulated in the last two years than in the previous ten. This is now coming to an end. Clearly the US stock market was cheap in 2009, but it was already expensive (certainly relative to other markets) some years ago. It has carried on getting more expensive and on several, admittedly high-level, measures such as the Shiller P/E, EV/sales, and the Buffet indicator (market capitalization to GDP) it is now as expensive as it has been at any time in its history. The key question remains what the future returns for investors will be? We were struck by work done by Research Affiliates in late 2021 which showed that they anticipate negative real returns from US equities over the next decade, in stark contrast to international equities which they expect to deliver high single digit returns per annum over the next decade.

Reflections on Japan

One area that has clearly lagged in 2021 is Japan, where we have maintained a relatively high exposure for many years. It should be noted that the underlying holdings have not stayed the same and we have had some notable successes including Hitachi, NTT, and Kyocera over the years. However, it is an area of the market which is now largely shunned by global investors, and which has been derided as “the graveyard of the Value investor.” Japan trades on around 13x forward earnings and just 1.2x price to book and around 1x EV/sales.

It is the individual stock specific opportunities which attract us to Japan. Investing in Japan is not easy, and it can be very frustrating when opportunities to create shareholder value (which would be seized by an Anglo-Saxon management team) are ignored or deemed secondary

Fund Summary	25

to the greater good of the nation. One such case is our investment in MUFG. It owns a 21% stake in Morgan Stanley which it bought in 2009 for $9 billion and today is worth $39 billion and valued by the market on 1.9x price to book. This represents over half of MUFG’s own market capitalization of $76 billion, trading on less than 0.5x price to book value. MUFG has a solid balance sheet relative to global peers, has been returning capital via share buy backs, and has a superior credit track record. Hence, in 2020 with the onset of the pandemic, given its defensive nature, it was one of the best performing banks in the sell-off and its recovery has continued into 2021 with its shares up 43% in local currency, yet it still trades at large discount to global peers. Meanwhile, cost cutting measures are starting to come through, and it has announced the disposal of its US operations at a significant premium to book (to complete later this year) and is expecting to resume share buybacks. This appears to us a great store of value and one that could be realized faster with more decisive management action.

We have often said that it is hard to stand apart from the crowd, especially when it appears that others are making outsized returns. But we firmly believe that this is exactly what we must do to generate and protect long-terms returns and it is ultimately this which underpins the long-term outperformance of Value over many previous decades. The duration of the relative drawdown in Value is unprecedented and this creates all manner of pressures on us and ultimately our clients. This may lead to asset allocators abandoning Value as a style or practitioners of Value investing abandoning key tenets of their process and engaging in ‘style drift’. Our culture and philosophical commitment to Value investing remains unfaltering, but we do analyze our mistakes and look to learn and evolve our process.

Discussion of Contributors and Detractors

Contributors

Top Individual Contributors
Company Name	Fund Weight %	Benchmark Weight %	12 Month Return %	Contriibution to Return %	Country	Economic Sector
Embraer SA ADR	4.57	0.00	160.65	4.94	Brazil	Industrials
Lloyds Banking Group	5.95	0.51	33.63	1.80	United Kingdom	Financial
BT Group PLC	6.34	0.23	28.78	1.62	United Kingdom	Communication Services
E.ON SE	5.01	0.24	29.28	1.57	Germany	Utilities
Eni SpA	4.14	0.37	39.33	1.51	Italy	Energy
Siemens AG	6.06	1.48	23.03	1.48	Germany	Industrials
Nokia Oyj	2.41	0.21	64.41	1.36	Finland	Information Technology
Tesco PLC	4.95	0.31	23.00	1.34	United Kingdom	Consumer Staples
Mitsubishi UFJ Financial Group Inc	4.95	0.78	27.34	1.32	Japan	Financial
Toyota Motor Corporation	4.61	2.11	21.26	1.05	Japan	Consumer Discretionary

Tesco, the UK’s largest supermarket operator, has demonstrated strong top-line performance throughout the second half of 2021, winning customers from the other three large players. Private equity acquired both Asda and Morrisons in 2021, two of Tesco’s main rivals. This not only highlights value in the sector but means that we can expect a more rationale market and for Tesco’s top line to continue to benefit. The valuation multiples paid by private equity were well in excess of those for Tesco, despite it being the market leader and having better positions in convenience and on-line and so should command a premium. This has highlighted the value in the Tesco shares, and it delivered a 15% return in the fourth quarter.

E.ON, the European power grid operator, was also up strongly in the fourth quarter. E.ON has transformed itself over the recent years disposing of its power generation assets to focus on its energy networks business. This requires a significant investment to cope with renewables and to make it “smarter.” This means that the regulatory asset base should grow by around 6% per annum over the next 5 years. Given the monopolistic nature, this business is highly regulated. It would now appear that the outcome of the upcoming regulatory review in Germany will be more benign given the need for this investment. This means that E.ON has become a de-risked dividend play which can deliver over a 4% yield, growing at around 5% per annum to 2030. This is highly attractive in the current market.

Embraer, the Brazilian aircraft manufacturer, was one of the best contributors to performance over the year with the stock up ~ 160% in US dollar terms. The share price sold off aggressively (about 75%) at the onset of the pandemic as global aviation ground to a halt. Since then, the share price recovered to $18 at the end of 2021, around 10% lower than it stood before the pandemic hit. Embraer’s inherent strengths in regional jets have been reinforced through the pandemic as several potential market challengers are now exiting the market making it the near sole manufacturer of regional jets and a solid player in the business jet market. Orders have recovered steadily across its fleet, including business jets which have boomed during the pandemic. It also receives cash from servicing its existing fleet which has seen flying-hours recover to almost pre-pandemic levels. This increase has been driven by the recovery in the domestic and short-haul aviation market. Moreover, management is enacting cost-cutting measures and has increased their guidance for margins and free cash flows through the year. It is also making strides in its short-range electric flight vehicle (called EVE) and is seen as a potential industry winner here.

26	Litman Gregory Funds Trust

Detractors

Bottom Individual Contributors
Company Name	Fund Weight %	Benchmark Weight %	12 Month Return %	Contriibution to Return %	Country	Economic Sector
EasyJet PLC	4.25	0.00	-33.29	-1.92	United Kingdom	Industrials
Alibaba Group Holding Ltd	1.26	0.00	-26.67	-1.12	Hong Kong	Consumer Discretionary
Mitsubishi Heavy Industries Ltd	3.94	0.11	-21.94	-1.04	Japan	Industrials
Korea Electric Power Corp ADR	1.93	0.00	-16.95	-0.69	Korea	Utilities
Fresenius SE & Co KGaA	3.28	0.24	-8.42	-0.50	Germany	Health Care
Bayer AG	4.98	0.69	-6.79	-0.34	Germany	Health Care
KT+G Corporation	0.05	0.00	-6.51	-0.32	Korea	Consumer Staples
East Japan Railway Co	3.16	0.20	-6.95	-0.26	Japan	Industrials
Siemen Energy AG	0.09	0.04	-4.56	-0.06	Germany	Industrials
Industrivarden AB Class A	0.03	0.04	-8.40	-0.02	Sweden	Financial

MHI, is a Japanese conglomerate that is the largest defense contractor in Japan and one of the world’s largest suppliers of power installations from gas turbines to nuclear. The share price was down 13% in local currency terms. Ten years ago, MHI embarked on a ‘national mission’ to create a domestic aerospace industry for Japan as it embarked on developing its own regional jet (Mitsubishi Regional Jet or MRJ). This was ultimately a fool’s errand and after a decade of development and over $10 billion spent, the company was forced to abandon this project with the collapse of the aviation market in the pandemic. This led to the share price hitting a 32-year low in 2020 of around Yen 2,300. It did recover to over Yen 3,500 in March 2021 but has since declined to Yen 2,659 at the end of 2021. MHI has an ~ $8 billion current market valuation, but a portfolio of listed equities valued at ~ $5 billion. Its operating business is recovering and has around $32 billion in sales on which the market consensus forecasts a ~ 5.0% operating margin. Historically, the operating business has achieved an 8.0% operating margin (even with losses from the MRJ project). We believe that MHI remains a tremendous store of shareholder value and our own analysis suggests upside of nearly 65% over the next 2 years. As a leader in nuclear and advanced gas turbines MHI should be a beneficiary as Japan and the rest of the world de-carbonizes that can be powered by LNG (Asian transition from coal) and hydrogen. The company trades on just 10x forward earnings (less than 4x if the equity portfolio is excluded) and is yielding 3.3% (which is over 3 times covered) and growing to 4.1%.

Alibaba Group, the Chinese internet giant, is the latest addition to the portfolio but was also one of the portfolio’s largest detractors for the year. The group’s fall from grace has been dramatic and severe, as reflected in the fall in its market valuation which has collapsed from over $800bn at the end of 2020 to $322bn at end of 2021. Alibaba is a far-reaching internet titan and arguably the world’s largest retailer, with a huge presence in several key markets including e-commerce, cloud, video, logistics and fintech. Analyst estimates have come down in the second half of 2021, with revenue forecasts down by ~ 10%, leading to some short-term negative momentum. However, Alibaba retains resilient franchises across a number of growing areas and is still seen as growing overall group revenues at high-teens rates over the next few years. Its position in cloud-based IT infrastructure through Alicloud is highly attractive. Our sum of the parts approach highlights not only the significant discount to our intrinsic-value estimate of over 50% but also the strength of the balance sheet with around $65bn of net cash and a further ~ $45bn of listed investments. We purchased an initial limited holding in August 2021 and then added to the position again in November. Since purchase, Alibaba’s share price has continued to fall on cuts to estimates by market analysts, concerns over the potential for further regulatory moves and perhaps a more general concern over China’s economy given the deteriorating real-estate sector. The shares trade at a discount versus the market at 18x historic price to earnings and with a long runway of growth well in excess of the market. We accept there will be short-term volatility in price around this trend in the fundamentals but firmly believe that regulatory pressures will ease and that the long-term prospects for Alibaba’s numerous businesses mean the shares remain incredibly attractive at current levels.

easyJet

easyJet’s is a leading low-cost airline in Europe. Its share price has suffered through 2021 given the ongoing travel restrictions caused by the pandemic. Lower capacity and passenger numbers led to a 50% reduction in revenue to £1.5billion in 2021 versus £3.0bn in 2020, and £6.4bn in 2019. In September 2021 management raised £1.2bn in equity which weighed on the share price, but which gives the business access to some £4.4bn in liquidity and the financial strength to get through the pandemic. The cash burn during 2021 was £36m per week, or ~ £1.9bn annual run rate. The company is looking to fund additional aircraft purchases and to rationalize its costs while concentrating on higher contributing bases. This will create sustainable cost savings which will further cement its superior competitive position versus the European legacy carriers. Our view of fair value is £11.00 per share, providing 100% potential upside.

Fund Summary	27

	Sector Weights as of 12/31/2021
	Fund	iShares EAFE Value ETF
Communication Services	6.3%	5.8%
Consumer Discretionary	9.5%	9.3%
Consumer Staples	8.8%	8.0%
Energy	4.2%	6.2%
Finance	22.3%	26.2%
Health Care & Pharmaceuticals	12.6%	8.9%
Industrials	20.3%	11.9%
Information Technology	7.7%	2.3%
Materials	0.0%	10.1%
Real Estate	0.0%	4.9%
Utilities	7.1%	6.3%
Cash	1.3%	0.0%

	Region Allocation
	Fund	iShares EAFE Value ETF
Africa	0.0%	0.0%
Australia/New Zealand	0.0%	7.2%
Asia ex Japan	12.8%	3.6%
Japan	18.7%	22.3%
Western Europe and UK	63.5%	65.1%
Latin America	5.0%	0.3%
North America	0.0%	0.9%
Middle East	0.0%	0.7%

POIVX Market Cap Dispersion
Less Than 1 Billion	0.00%
1 Billion to 5.0 Billion	5.01%
5.0 Billion to 12.0 Billlion	13.39%
12.0 Billion to 35.5 Billion	32.63%
35.5 Billion to 974.2 Billion	48.96%

Closing Thoughts from Oldfield Partners

The core philosophical underpinnings of our investment approach remain steadfast. The investments we hold are often out of favor, trade on low valuations relative to their history and their fundamental outlook. The portfolio remains very lowly valued on a forward price to earnings ratio of 10.1x, 1.1x price to book and with a healthy dividend yield of 3.3%. There are numerous holdings that as we look forward into 2022 have significant catalysts that may lead to material value creation in short order. To highlight a few; Bayer is looking to have its Round Up litigation dismissed by the US Supreme Court, BT is preparing its defenses against the acquisitive Drahi’s Altice group, Exor is realizing the value of its PartnerRe business and MUFG is disposing of its US operations and returning capital to shareholders.

28	Litman Gregory Funds Trust

Oldfield International Value Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP Oldfield International Value Fund from November 30, 2020 to December 31, 2021 compared with the MSCI EAFE Value Index and Morningstar Foreign Large Value Fund Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	29

iMGP Oldfield International Value Fund (formerly PartnerSelect Oldfield International Value Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021

Shares		Value

COMMON STOCKS: 95.7%

Brazil: 4.9%
72,300	Embraer S.A. - ADR*	$1,283,325

China: 3.5%
58,700	Alibaba Group Holding Ltd.*	895,109

Finland: 2.3%
93,165	Nokia Oyj*	590,888

France: 4.4%
11,362	Sanofi	1,145,185

Germany: 18.7%
22,397	Bayer AG	1,197,769
93,635	E.ON SE	1,298,968
22,812	Fresenius SE & Co. KGaA	918,865
8,244	Siemens AG	1,432,205

		4,847,807

Italy: 4.2%
78,302	Eni SpA	1,088,753

Japan: 18.4%
10,600	East Japan Railway Co.	651,380
58,200	Kansai Electric Power Co., Inc. (The)	543,065
33,500	Mitsubishi Heavy Industries Ltd.	773,905
222,000	Mitsubishi UFJ Financial Group, Inc.	1,205,281
188,600	Nomura Holdings, Inc.	822,073
42,700	Toyota Motor Corp.	781,102

		4,776,806

Netherlands: 5.1%
14,691	EXOR N.V.	1,319,908

South Korea: 9.2%
14,903	KT&G Corp.*	990,399
847	Samsung Electronics Co. Ltd. - GDR	1,396,703

		2,387,102

Sweden: 3.6%
85,855	Svenska Handelsbanken AB - Class A	929,574

United Kingdom: 21.4%
708,527	BT Group Plc	1,626,990
148,757	easyJet Plc*	1,120,167
2,313,079	Lloyds Banking Group Plc	1,497,439
329,164	Tesco Plc	1,292,383

		5,536,979

TOTAL COMMON STOCKS (Cost $23,544,198)		24,801,436

Shares		Value

PREFERRED STOCK: 3.1%

Germany: 3.1%
8,319	Porsche Automobil Holding SE - (Preference Shares)	$789,825

TOTAL PREFERRED STOCK (Cost $625,505)		789,825

TOTAL INVESTMENTS (Cost: $24,169,703): 98.8%		25,591,261

Other Assets in Excess of Liabilities: 1.2%		317,237

NET ASSETS: 100.0%		$25,908,498

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

30	Litman Gregory Funds Trust

iMGP SBH Focused Small Value Fund Review

The iMGP SBH Focused Small Value Fund returned 19.66% in 2021, lagging the 28.27% return for the Russell 2000 Value benchmark and the 31.81% return for the Morningstar Small Value category. Since the fund’s July 2020 inception, the fund has an annualized return of 34.30%. Despite the strong absolute gain, the fund is lagging the 46.51% return for the Russell 2000 Value benchmark and 47.29% for the peer category.

Performance as of 12/31/2021
	Average Annual Total Returns
	Three Month Return	One- Year	Since Inception (7/31/2020)
iMGP SBH Focused Small Value (7/31/2021 inception)	5.54%	19.66%	34.30%
Russell 2000 Value	4.36%	28.27%	46.51%
Russell 2000	2.14%	14.82%	35.60%
Morningstar US Small Value Category	5.90%	31.81%	47.29%
Morningstar US Small Blend Category	5.49%	23.83%	38.83%
Gross Expense Ratio 2.11% Net Expense Ratio 1.15% as of 4/30/21

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Short term performance is not a good indication of the fund’s future performance and should not be the sole basis for investing in the fund. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.imgpfunds.com. Returns less than one year are not annualized.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Please refer to the Financial Highlights on page 138 for the most current expense ratios of the fund.

Key Performance Drivers

For the 2021 calendar-year period, stock selection drove the fund’s relative underperformance, while sector allocation had a net negligible effect relative to the fund’s Russell 2000 Value benchmark. The bulk of the fund’s relative calendar-year underperformance can be traced to the first half of the year, when the fund generated a strong absolute return, but market trends provided strong headwinds to relative performance when unprofitable companies with negative or low return-on-invested-capital, high short-interest, and high amounts of leverage continued to drive the index higher. These characteristics are the antithesis of the SBH investment process. The second half of the year saw some unwinding of these factors, except for high short-interest stocks, which continued to outperform the broader index.

Looking at attribution for the year, it is important to remember that this is a relatively concentrated portfolio that is built stock by stock and that sector weightings are driven by bottom-up fundamental stock-picking process. That said, we think it’s helpful to report on the shorter-term relative performance of both sector weights and stock selection to help shareholders understand the drivers of recent performance. It is also important to remember that the performance of a stock over a relatively short period tells us nothing about whether it will be a successful position; that is only known at the point when the stock is sold.

At the sector level, energy was one of the larger detractors, due to an underweight exposure to the benchmark’s best-performing sector (up 67.47%) for the year. The portfolio typically has limited energy exposure given the difficultly of anticipating moves in commodity prices. At the end of the year, the portfolio had one energy holding, PDC Energy, which was up a relatively tame 13.8% for the year.

Industrials and Materials were also detractors at the sector level. The fund remained overweight in both sectors throughout the 12-month period, ending the year at twice the benchmark weight. The portfolio’s industrial weighting ended the year at 32.6% and the materials exposure was 10.0%. The relative underperformance in these sectors is attributed to stock selection. While both sectors posted gains for the portfolio, they did not keep up with the benchmark names. Portfolio managers Nicholson and Dickherber say that while owning companies that produce real products has been a headwind this year (given supply chain issues, labor availability, and inflation), they are quite pleased with how their companies have handled these challenges.

Industrial holding Regal Rexnord was a top contributor during the year, gaining 46.3% in the 12-month period. The outperformance of Regal was due to continued strong execution in its business during a time defined by massive supply chain issues, inflation, and labor challenges across the Industrial markets. With the combination of Regal Beloit and Rexnord PMC now complete, the fund’s co-managers believe significant extraction of value and return on invested capital (ROIC) improvement can occur at the company over the next several years. They view the stock’s valuation as attractive.

Another winner in Industrials was REV Group. The investment thesis for REV has remained consistent over the past year. An entirely new management team is leading the business and is significantly enhancing the operational discipline. This has resulted in significantly better margins while demand has remained exceptionally strong. The underperformance in the fourth quarter came from supply chain issues

Fund Summary	31

beyond the company’s control, limiting their ability to drive further margin expansion for 2022. The valuation of the stock remains very attractive, and, in the SBH team’s opinion, it is more than discounted by investors from risk of supply chain headwinds which, once resolved, should allow for a powerful upswing in ROIC.

Not all names were winners in the Industrials sector. Circor International, which manufactures and distributes flow and motion control products declined nearly 30% in the 12-month period. Nicholson and Dickherber’s investment case for Circor was driven by management’s plan to adopt more efficient operations. The pair believes this should allow for higher margins, lower costs, and a better ability to drive operating leverage through the business. The stock has continued to struggle amid ongoing supply chain issues and inflation pressures. While positive operating results will likely be delayed, the co-managers remain patient and confident in Circor’s prospects.

The portfolio was also underweight Health Care mostly due to biopharma becoming a more significant weight in the benchmark. The portfolio has not had exposure as the SBH team has not yet identified companies in this industry in which they have sufficient confidence to take a sizeable position. More broadly within the sector, Orthofix Medical, a medical device company, was the top detractor in the year falling 27.7%. Nicholson and Dickherber say the underperformance is entirely related to the pandemic headwinds on elective surgeries being deferred. The sentiment around the recovery of hospitals to service elective surgeries given current staffing challenges still poses a near-term headwind. However, once we move past the pandemic phase, the co-managers believe Orthorfix will see a strong positive rate of change in both growth and margins. The stock remains extremely discounted relative to the potential inflection they believe should occur after moving past COVID headwinds.

Within Information Technology, a top contributor was Ferro Corp, a technology-based coating company. The SBH team’s investment thesis for Ferro was due to an upgrading of the company’s portfolio mix to higher margin products while eliminating lower margin SKUs. This was causing a positive inflection in the margin and return profile, and the company was acquired by a larger strategic player because of these actions at what was an attractive valuation at the time. Conversely, an investment in Conduent, a provider business process services was a detractor in the period. The initial investment was driven by significant management turnover at the company which led to a new CEO, CFO and CTO, among other senior positions. The stock has continued to struggle to get buy-in from investors as the company’s top-line growth has been muted by the pandemic while margins and profitability continue to meet expectations. Nicholson and Dickherber added to their position during the year given the underperformance.

Financials was a bright spot in the portfolio, driven mostly by stock selection. With interest rates starting to rise, Dickherber and Nicholson have kept the portfolio’s bank sector weight approximately in-line with the benchmark. However, if banks continue to appreciate at the same rate as they have in the recent past, they will likely be trimming that exposure.

Heading into 2022, Nicholson and Dickherber believe it is prudent to maintain a risk-adjusted view of the world, investing with managements that can improve returns by becoming more efficient, divesting businesses not deemed core, and improving overall culture and governance matters at their respective companies. Over the past several months, they’ve been encouraged by the market’s move to start rewarding companies with improving fundamentals and more prudent and disciplined management teams. This is in stark contrast to the start of 2021 described above. The co-managers are highly encouraged with their management teams and are confident in their investments. They say that management teams have handled with remarkable success the myriad issues they faced in 2021—from pandemic challenges, supply chain issues, employment difficulties, and inflationary pressures, among others. Nicholson and Dickherber say that their years of experience managing the strategy have taught them the value, particularly during challenging times, of focusing on companies with newer management teams that are disciplined and have the ability to improve returns and governance even in the face of challenging environments.

	Sector Weights as of 12/31/2021
	Fund	Russell 2000 Value
Communication Services	0.0%	3.6%
Consumer Discretionary	9.4%	8.1%
Consumer Staples	9.0%	3.0%
Energy	1.6%	6.5%
Finance	15.0%	26.5%
Health Care & Pharmaceuticals	4.0%	10.4%
Industrials	32.5%	15.2%
Information Technology	13.6%	5.7%
Materials	9.3%	4.6%
Real Estate	2.1%	11.6%
Utilities	0.0%	5.0%
Cash	3.5%	0.0%

PFSVX Market Cap Dispersion
Less Than 1 billion	19.8%
1 Billion to 5 Billion	51.3%
5 Billion to 12 Billion	28.9%

32	Litman Gregory Funds Trust

SBH Focused Small Value Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP SBH Focused Small Value Fund from July 31, 2020 to December 31, 2021 compared with the Russell 2000 Value Index and Morningstar Small Value Fund Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	33

iMGP SBH Focused Small Value Fund (formerly PartnerSelect SBH Focused Small Value Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021

Shares		Value

COMMON STOCKS: 96.2%

Consumer Discretionary: 9.3%
38,688	Gildan Activewear, Inc.	$1,639,984
34,901	Harley-Davidson, Inc.	1,315,419
109,257	Modine Manufacturing Co.*	1,102,403
32,409	Six Flags Entertainment Corp.*	1,379,975
33,389	Under Armour, Inc. - Class A*	707,513

		6,145,294

Consumer Staples: 8.9%
333,189	Coty, Inc. - Class A*	3,498,485
55,768	Hain Celestial Group, Inc. (The)*	2,376,274

		5,874,759

Energy: 1.6%
21,032	PDC Energy, Inc.	1,025,941

Financials: 15.0%
26,775	Glacier Bancorp, Inc.	1,518,143
12,988	Lakeland Financial Corp.	1,040,858
38,826	National Bank Holdings Corp. - Class A	1,706,015
21,681	Pacific Premier Bancorp, Inc.	867,890
45,338	Seacoast Banking Corp. of Florida	1,604,512
71,705	Umpqua Holdings Corp.	1,379,604
48,184	United Community Banks, Inc.	1,731,733

		9,848,755

Health Care: 3.9%
4,255	ICU Medical, Inc.*	1,009,881
51,186	Orthofix Medical, Inc.*	1,591,373

		2,601,254

Industrials: 32.5%
39,397	Apogee Enterprises, Inc.	1,896,966
12,087	Astec Industries, Inc.	837,267
31,576	AZZ, Inc.	1,745,837
21,084	Beacon Roofing Supply, Inc.*	1,209,167
51,355	CIRCOR International, Inc.*	1,395,829
15,230	EnerSys	1,204,084
42,679	KBR, Inc.	2,032,374
52,931	Quanex Building Products Corp.	1,311,630
14,936	Regal Beloit Corp.	2,541,809
126,700	REV Group, Inc.	1,792,805
58,210	SP Plus Corp.*	1,642,686
36,811	SPX Corp.*	2,196,880
57,128	Sterling Construction Co., Inc.*	1,502,466

		21,309,800

Information Technology: 13.6%
35,352	Belden, Inc.	2,323,687
109,923	Conduent, Inc.*	586,989
16,165	CSG Systems International, Inc.	931,427
20,404	FARO Technologies, Inc.*	1,428,688
53,566	NCR Corp.*	2,153,353
30,920	Progress Software Corp.	1,492,509

		8,916,653

Materials: 9.3%
41,105	Compass Minerals International, Inc.	2,099,643
74,797	Element Solutions, Inc.	1,816,071
126,642	Glatfelter Corp.	2,178,243

		6,093,957

Shares		Value

Real Estate: 2.1%
52,285	Equity Commonwealth - REIT*	$1,354,181

TOTAL COMMON STOCKS (Cost $51,030,857)		63,170,594

TOTAL INVESTMENTS (Cost: $51,030,857): 96.2%		63,170,594

Other Assets in Excess of Liabilities: 3.8%		2,469,813

NET ASSETS: 100.0%		$65,640,407

Percentages are stated as a percent of net assets.

REIT	Real Estate Investment Trust
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

34	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund Review

The iMGP Alternative Strategies Fund (Institutional Share Class) gained 3.82% in 2021. During the same period, 3-month LIBOR gained 0.16%, the Morningstar Multistrategy category gained 6.73%, the Bloomberg US Aggregate Bond Index lost 1.54%, and the HFRX Global Hedge Fund Index gained 3.65%.

Performance as of 12/31/2021
	Average Annual Total Return
	Three Month Return	One- Year	Three- Year	Five- Year	Ten- Year	Since Inception (12/1/1997)
iMGPAlternative Strategies Fund Instl	0.32%	3.82%	6.20%	4.15%	4.59%	4.81%
ImGPAlternative Strategies Fund Inv	0.17%	3.54%	5.92%	3.87%	4.33%	4.56%
3-Month LIBOR	0.04%	0.16%	1.07%	1.37%	0.89%	0.88%
Bloomberg Aggregate Bond Index	0.01%	-1.54%	4.79%	3.57%	2.90%	2.94%
Morningstar Multistrategy Category	1.45%	6.73%	5.20%	3.26%	3.20%	3.27%
HFRX Global Hedge Fund Index	0.07%	3.65%	6.34%	3.52%	2.58%	2.47%
Russell 1000 Index	9.78%	26.45%	26.21%	18.43%	16.54%	17.38%
SEC 30-Day Yield[1] as of 12/31/2021 Institutional: 2.41% Investor: 2.15%
Unsubsidized SEC 30-Day Yield[2] as of 12/31/2021 Institutional: 2.13% Investor: 1.87%

1. The 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements, and it would be lower without those reimbursements.

2. The unsubsidized 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield.

Trailing Twelve-Month (TTM) Distribution Yield[3] as of 12/31/2021 (Institutional): 6.16%
Trailing Twelve-Month (TTM) Distribution Yield as of 12/31/2021 (Investor): 5.88%

[3]  TTM Yield is the yield an investor would have received if they had held the fund over the last 12 months assuming the most recent NAV. The 12-month yield is calculated by assuming any income distributions over the past 12 months and any capital gain distributions made over the past 12 months and dividing the sum by the most recent NAV. TTM yield is not a reflection of future results.

Expense Ratios	MASNX	MASFX
Gross Expense Ratio	1.99%	1.75%
Net Expense Ratio	1.47%	1.71%
The Net Expense Ratio reflects a contractual fee waiver and/or expense reimbursement, which is in place through 4/30/2023. See the Fund’s prospectus for more information.
Adjusted Expense Ratio	1.57%	1.33%
The Adjusted Expense Ratio is the same as the Net Expense Ratio exclusive of certain investment expenses, such as interest expense from borrowings and repurchase agreements, dividend expense from investments on short sales, and acquired fund fees and expenses.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.imgpfunds.com.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Please refer to the Financial Highlights on page 139-140 for the most current expense ratios of the fund.

The Fund’s primary benchmark was changed from the Bloomberg Aggregate Bond Index to 3-Month LIBOR effective 4/30/2019.

Since its inception on September 30, 2011, the fund’s annualized return is 4.81% with a volatility (standard deviation) of 4.56%, and a beta to the U.S. stock market of 0.28. The fund’s return—outperforming 3-month LIBOR by just under 400 basis points annualized—is toward the lower end of what we think is a reasonable expected-return range for the fund over the longer term. The fund’s volatility has also been at the lower end of our expected range of 4% to 8%, while its equity beta has been in line with our expectations.

The fund’s risk-adjusted return is also strong in absolute terms and relative to its Morningstar category and the HFRX Global Hedge Fund benchmark. It has the highest Sharpe ratio in its Morningstar Multistrategy category since inception, and has delivered more than double the HFRX Global Hedge Fund’s total cumulative return with a similar standard deviation.

The “Risk/Return Statistics” table below provides these and other key performance metrics we track for the fund and its benchmarks.

Fund Summary	35

iMGP Alternative Strategies Fund Risk/Return Statistics, 12/31/2021
	MASFX	Bloomberg Agg Bond	Morningstar Multistrategy Category	HFRX Global Hedge Fund	Russell 1000
Annualized Return	4.81	2.94	3.27	2.47	17.38
Total Cumulative Return	61.94	34.56	39.07	28.36	416.98
Annualized Std. Deviation	4.56	2.96	4.23	4.23	13.55
Sharpe Ratio (Annualized)	0.92	0.80	0.64	0.45	1.21
Beta (to Russell 1000)	0.28	0.00	0.28	0.27	1.00
Correlation of MASFX to	1.00	0.14	0.91	0.88	0.82
Worst 12-Month Return	-5.36	-2.47	-5.71	-8.19	-8.03
% Positive 12-Month Periods	86.61%	74.11%	78.57%	72.32%	94.64%
Upside Capture (vs. Russell 1000)	27.87	7.74	25.48	22.22	100.00
Downside Capture (vs. Russell 1000)	26.80	-7.37	34.58	33.62	100.00
Upside Capture (vs. AGG)	84.92	100.00	69.68	48.93	241.77
Downside Capture (vs. AGG)	-1.11	100.00	23.85	10.04	-108.09
Performance quoted represents past performance and does not guarantee future results.
Since Inception (9/30/2011)

Portfolio Commentary

The Alternative Strategies Fund returned -0.29% in the second half of the year, and 0.32% in the fourth quarter, as the underlying turbulence in the financial markets was hardly reflected in the returns of our subadvisors.

The most significant return in the fourth quarter was a 2.43% gain from FPA, while the other four managers were tightly clustered around flat performance. Given the US equity market’s continued strength in the quarter, it isn’t surprising that FPA gained the most since they exhibit the highest beta and correlation to equities among our subadvisors. That said, holding dry powder and a portfolio of idiosyncratic positions including foreign-domiciled companies rather than one dominated by a narrow handful of tech/internet names (as represented in the S&P 500) left FPA’s portfolio trailing in a period where the index rose sharply.

We are confident that over time, a portfolio containing more diversified drivers of return can produce strong absolute returns with less chance of sharp drawdowns when market sentiment reverses and current winners become losers. We have seen evidence of this in January 2022, as the S&P 500 Index fell 5.2% and the NASDAQ Index dropped 9.0%, while FPA’s sleeve declined 1.6%.

The discovery of the Omicron variant of COVID-19 in late November was one clear and sizable speedbump during the generally positive fourth quarter for risk assets, causing the VIX to spike by almost 66% during the month and November returns to stand out as an ugly exception. Markets digested the news, and gains largely resumed in many assets with the VIX Index falling back to essentially the same level at year end as it was at the end of October. The larger and potentially longer-lasting events were the Fed’s announcements of its tapering of asset purchases at the November FOMC meeting, and the hawkish announcement of a faster pace of taper at the December meeting, setting the stage for faster than expected interest rate hikes in 2022. The subsequent release of the quite hawkish minutes from the December meeting also seemed to take the market by surprise, causing longer-duration assets from Treasuries to growth stocks to suffer following the turn of the calendar.

The Fed is clearly in a challenging position, trying to tamp down stubbornly persistent inflation without kneecapping the economic recovery and financial markets. Overly tight monetary policy is typically one of the primary causes of a bear market, and with valuations near all-time highs the risk of material stock market losses is high. Given how financialized the US economy has become along the wealth effect on consumption, the Fed pays close attention to the markets and may reluctantly maintain the “Fed put” despite wanting to remove it. Might we see a replay of Q4 2018 where the Fed did a rapid about-face and eased monetary policy following a near bear market in response to higher rates? Or is maintaining credibility by stamping out inflation before inflation expectations become “un-anchored” a higher priority? We don’t know, and fortunately we aren’t forced to bet heavily one way or the other.

In a Fed easing scenario, the risk assets the fund owns should do well in absolute terms, although will likely trail higher-beta alternatives since the fund is relatively conservatively positioned. If rates continue to increase (with economic growth), the mix of low-duration, relatively high-yielding credit positions the fund owns should do fine, the merger arbitrage positions should be largely insulated, and the value-driven equity exposure should be more defensive than growth-heavy broad market indexes. Differentiation in credits between winners and losers in such a marked shift should also help the Blackstone Systematic Credit portfolio. In this scenario, the fund may experience some short-term volatility, but we expect relative performance to be quite strong. Further, any meaningful market dislocations would present opportunities for managers to invest at more attractive valuations/spreads, setting the stage for potential future gains.

Widespread opportunities for valuation-conscious, risk-averse managers have been largely absent in the quarters following the initial recovery from March 2020’s pandemic-driven meltdown. That is not to say there has been nothing to do, as our long-biased credit subadvisors’ portfolios average a yield of almost 5% with a duration under 3. But an expanded menu from which to choose is a welcome development for managers with dry powder, flexibility, and experience.

36	Litman Gregory Funds Trust

Performance of Managers

For the 2021 calendar year, four managers produced positive returns and the fifth was essentially flat. FPA’s Contrarian Opportunity strategy led the pack with a 14.02% gain. The DoubleLine Opportunistic Income strategy gained 4.07%, Loomis Sayles Absolute Return strategy rose 3.69%%, the Water Island Arbitrage and Event-Driven strategy gained 2.81%, and the Blackstone Credit (DCI) Long-Short Credit sleeve returned -0.32%. All returns are net of the management fee each sub-advisor charges the fund.

Strategy Allocations

The fund’s capital is allocated according to its strategic target allocations: 25% to DoubleLine, 19% each to Blackstone Credit, Loomis Sayles, and Water Island, and 18% to FPA. We use the fund’s daily cash flows to bring the manager allocations toward their targets when differences in shorter-term relative performance cause divergences.

CURRENT TARGET STRATEGY ALLOCATIONS AS OF DECEMBER 31, 2021

Manager Commentaries

Blackstone Credit (DCI):

The Blackstone Long-Short Systematic Credit Managed Account returned -0.32% (net) for the year 2021, treading water amidst large market gyrations as the strategy remained doggedly neutral to credit and rates beta and the alpha environment was net challenging.

In a welcome development, credit selection advanced at the end of the year and the CDS sleeve, in particular, delivered positive performance after a generally negative year that dragged down the portfolio performance. The bond portfolio generated steady, but modest, alpha after a slow start to the year on the back of its credit selection. The betas were mixed but remained well-controlled and the hedging has consistently delivered stability this year in the face of the increasing volatility in both rates and credit betas. The recent, nascent uplift in credit selection drivers suggests the environment is increasingly supportive of convergence, as we continue to expect credit fundamentals to re-assert themselves going forward.

In Q4 the portfolio selection returns were generally a modest positive. In CDS, gains were led by positive selection in consumer and insurance, with offsetting losses from materials and transports. Returns for the year were negative on idiosyncratic media and real estate names. In the bond sleeve, the portfolio performed well with selection in the energy sector, which saw an uplift on the quarter, and was negative in materials and telecom. Steel makers were a headwind, though positive for the year. Consumer names and the energy sector were a source of positive selection for 2021, underweights in financials and media were negative contributors.

Reopening positioning has been balanced and the risk spend focused on idiosyncratic names. The portfolio is long energy and short in materials and transports. This balance is somewhat comforting as Covid-uncertainty remains elevated. The portfolio has continued to emphasize idiosyncratic selection, with limited sector risk, although the model still sees further opportunities among energy names here due to the improving conditions generally and wide dispersion of fundamentals, and the steady rise in oil prices has been a growing tailwind

DoubleLine

For the twelve months ended December 31, 2021, the DoubleLine Opportunistic Income portfolio’s 4.07% net return sharply outperformed the Bloomberg US Aggregate Bond Index return of -1.54%. This period in the markets featured the global rollout of several COVID-19

Fund Summary	37

vaccines, which sparked a return to more normalized business activity and large increases in inflation. For much of the year, the Federal Reserve maintained the view that high inflation readings were transitory and there was no need to adjust policy. The confluence of these factors caused 5-year and 10-year US Treasury yields to rise, which resulted in price declines for intermediate and long duration fixed income assets.

During the fourth quarter, however, the Federal Reserve changed its tune and admitted that inflationary pressures were broadening, not subsiding. As a result, they announced a tapering of their monthly asset purchasing program and signaled in their Summary of Economic Projections that they would raise their policy rate several times in 2022. These actions caused a flattening of the US yield curve, with front end rates rising sharply to keep pace with the newly indicated rate hikes from policy makers. In total, the 2021 calendar year brought the following changes to the US Treasury yield curve: 2-year rates rose 61 bps, 5-year rates rose 90 bps, 10-year rates rose 60 bps, and 30-year rates rose 26 bps. The Index consistently exhibits a longer duration and lower yield-to-maturity than the DoubleLine portfolio, which is why the Index return for 2021 was -1.54% while the Portfolio generated a 4.07% positive return.

In addition to the duration positioning described above, asset allocation was another key factor in the portfolio’s outperformance. The DoubleLine portfolio consistently maintained a significantly higher weighting to fixed income credit assets than the Agg Index, and these assets performed well during 2021 due to their high interest income, low durations, and fundamental credit metrics that were still steadily recovering from the initial COVID selloff. The largest contributors to portfolio performance were non-Agency RMBS, non-Agency CMBS, and ABS. These sectors did not receive any direct support from the Federal Reserve’s various asset purchasing programs in 2020, and thus were well-positioned to have a banner year in 2021 as delinquencies declined, repayments increased, and interest distributions remained high. CLOs, Bank Loans, and domestic High Yield bonds also contributed nicely to annual performance due to their low durations and a benign corporate default environment. The only sectors that detracted from performance were Agency MBS and Emerging Market debt. The Agency MBS holdings experienced some duration-related price declines as short and intermediate US Treasury yields marched higher. Emerging market investments were hindered by a rallying US Dollar and contagion fears in the Asian credit markets stemming from the highly publicized Evergrande bankruptcy.

Looking to the year ahead, the investment team remains cautious on duration risk broadly and primarily uses it for hedging purposes. On the yield curve, our expectation is for the recent flattening trend to continue as the Federal Reserve hikes front end rates but 30-year US Treasury yields remain anchored in the 2% to 2.5% area.

Fixed income sectors that we currently view as attractive are bank loans, junior CLO debt, and Agency MBS derivatives. Bank loans and CLO mezzanine exposures appear well-positioned for the 2022 calendar year as their coupons will reset higher with each increase in short-term rates. Simultaneously, we expect credit conditions to remain favorable as the capital markets are still willing and able to provide various forms of financing to speculative grade issuers. The combination of these factors makes Bank Loans and CLOs look attractive on a risk-adjusted basis.

Sectors that we view as unattractive are investment-grade corporate bonds and US Treasury bonds. These assets simply do not offer enough yield compensation to justify the price risk associated with their duration profiles. In closing, active risk management will remain paramount to running the strategy given the various uncertainties stemming from Federal Reserve policy, inflation psychology, and a still prevalent global pandemic.

FPA

Overview

The FPA Contrarian Opportunity strategy gained 2.43% (net of fees) in 2021’s fourth quarter and increased 14.02% (net) for the calendar year. The portfolio generated 59.3% of the average of the S&P 500 and MSCI ACWI NR USD’s (“MSCI ACWI”) return in 2021, underperforming its own 76.7% average net risk exposure.1

The portfolio’s performance is captured in the following table:

Exhibit A: Net Performance versus Illustrative Indices2

	Q4 2021	2021
FPA Contrarian Opportunity	2.43%	14.02%
MSCI ACWI NR USD	6.68%	18.54%
S&P 500	11.03%	28.71%
60% MSCI ACWI NR USD/ 40% BBg US Agg	4.02%	10.20%
60% S&P 500 / 40% BBg US Agg	6.57%	15.86%

[1]

Risk assets are any assets that are not risk free and generally refers to any financial security or instrument, such as equities, commodities, high-yield bonds, and other financial products that are likely to fluctuate in price. Risk exposure refers to the portfolio’s exposure to risk assets as a percent of total assets. The Fund’s net risk exposure as of December 31, 2021 was 73.7%.

[2]

Comparison to the indices is for illustrative purposes only. The portfolio does not include outperformance of any index or benchmark in its investment objectives. An investor cannot invest directly in an index. No representation is being made that any account, product or strategy will or is likely to achieve profits, losses, or results similar to those shown. Portfolio performance is shown net of all fees.

38	Litman Gregory Funds Trust

Portfolio discussion

The top contributors to and detractors from the portfolio’s trailing 12-month returns are listed below.

Exhibit B: Trailing Twelve-Month Contributors and Detractors as of December 31, 20213

Contributors	Perf. Cont.	Avg. % of Port.	Detractors	Perf. Cont.	Avg. % of Port.
Alphabet	4.72%	8.2%	McDermott International	-0.52%	1.0%
Wells Fargo & Company	2.52%	4.0%	SPDR S&P 500 ETF (short)	-0.51%	-1.9%
Signature Bank	2.00%	1.2%	Softbank ADR/Softbank	-0.48%	0.9%
Citigroup	1.52%	4.5%	Alibaba	-0.47%	0.4%
American International Group	1.41%	2.8%	Nexon	-0.38%	0.9%

	12.17%	20.7%		-2.36%	1.3%

Economic recovery and persistent easy money continued to underpin the financial markets, allowing 2020’s global stock market rally to continue in 2021 and benefiting certain positions held in the portfolio (as much as global stock volatility temporarily hurt their stock prices in Q1 2020). The top five contributors added 12.17% to the portfolio’s return in 2021, about 5.2x the sum of the top five detractors. Importantly, there was a lack of significant news that impacted the individual investments in the above table.

Exposure to each of the top five contributors was reduced in 2021, as their respective valuations reached levels high enough to warrant a reduction in holding size, but not their complete elimination from the portfolio. We did sell out of nine stocks completely in 2021, however. We similarly moved on from these positions largely as a result of valuation, which also drove other changes. Along with the reduction in position size of six financial service companies, we also eliminated positions in Bank of America and CIT Group. The portfolio’s exposure to travel-related companies was also reduced as a function of selling some of our Marriott International and all of Booking Holdings stakes.

We believe that the portfolio changes in the last year resulted in the exchange of less appealing risk-reward opportunities for more attractive ones. Ten new equities were added in 2021, including new positions in video game stocks Ubisoft Entertainment and Activision Blizzard, which joined Nexon to comprise our current sector exposure of 2.6%.

Unsurprisingly due to low yields, there were no new high yield positions.

The portfolio ended 2021 with net risk exposure of 73.7%, lower year over year by approximately seven percentage points.

While the global stock markets remain at more elevated valuation levels, the potential for continued financial repression and its inflationary consequences is the reason why our portfolio has a larger position in equities than has been typical (and less in corporate bonds). We believe that more “balanced” portfolios of stocks and bonds (e.g., the 60/40 equity/fixed income portfolios) are likely to generate weaker long-term returns, dragged down by the low yielding bonds – both investment grade and high yield — when compared to a more equity-centric portfolio. The poor performance of fixed income instruments last year, as shown in Exhibit C, might just be a harbinger of things to come.

Exhibit C: Bond Returns4

2021
10-Year Government Bonds
United States	-5.7%
Germany	-10.2%
Japan	-10.5%
US Corporate Bonds
Investment Grade	-1.0%
High Yield	3.3%

Wrestling with how much to own of stocks versus bonds doesn’t seem like much of a contest. The low starting yields of bonds in general, and corporate bonds more specifically with their additional burden of potential default, offered a negative real yield at quarter end and into the beginning of 2022. With such an anemic starting point, it appears that the earnings growth potential of stocks affords the better opportunity for those with a longer-term view despite higher-than-average equity valuations (Exhibit D).

[3]

Reflects the top five contributors and detractors to the portfolio’s performance based on contribution to return for the trailing twelve months (“TTM”). Contribution is presented gross of investment management fees, transactions costs, and portfolio operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed.

Past performance is no guarantee, nor is it indicative, of future results.
[4]	Source: Bloomberg. As of December 31, 2021.
Past performance is no guarantee, nor is it indicative, of future results.

Fund Summary	39

Exhibit D: S&P 500 Forward Earnings Yield & Nominal 10-Year Treasury Bond Yield5

The S&P 500’s estimated 2022 P/E is 21.5x, which in its inverse translates to an estimated earnings yield of 4.7%. Given lower stock valuations outside the U.S., the estimated 2022 earnings yield for the global MSCI ACWI is a higher 5.6%. Contrast this with a 1.5% 10-year U.S. Treasury yield or worse, the 0.07% and -0.09% yields for Japanese and German government bonds.6

Assuming positive economic growth over the next decade, we believe the total return potential of stocks should exceed that of bonds, albeit with greater volatility. While volatility satisfies the institutional definition of equity risk, we have a different view. More precisely, risk is losing money, or a permanent impairment of capital, and should not factor in episodic, yet temporary price declines. Our oft-stated goal is to deliver an equity-like rate of return while avoiding a permanent impairment of capital. The potential discomfort that comes with the ups and downs of the market must be borne if one is to achieve equity-like rates of return.

It is not a truism that more invested = more risk. There are different kinds of risk. We believe, for example, that being less invested in risk assets invites the greater risk of inflation eroding the value of your cash or “conservative” fixed income instruments.

The easy money environment since the great financial crisis set the stage for higher inflation. The pandemic has made things worse, impacting both size and availability of the labor pool and causing supply chain disruptions. While one can reasonably argue that domestic inflation in the future will be lower than 2021’s 7%, we believe that inflation will likely average higher in this next decade than the preceding one—something that is not currently expected just as last year’s rise was not anticipated (Exhibits E and F).7

[5]	Source: Yardeni.com, I/B/E/S data by Refinitiv, FRED. Chart data covers the period December 31,1978 through January 7, 2022.
*	Year-ahead forward consensus expected earnings divided by S&P 500 stock price index. Monthly through March 1994, then weekly.
**	Monthly through March 1994, then weekly.
[6]	Source: Bloomberg, FRED. US, Japanese and German 10-year government bond yields as of December 31, 2021.
[7]	Average inflation over the past 10 years (2011-2020) was approximately 1.9%.
Past performance is no guarantee, nor is it indicative, of future results.

40	Litman Gregory Funds Trust

Exhibit E: CPI 1965 to 20218

Exhibit F: 5-Year Forward US Inflation Expectation Rate9

We manage your capital to seek to provide an acceptable real rate of return over time — both in the absolute and factoring in the risk assumed to achieve it. This requires us to seek to protect our/your portfolio from the diminution of real return that inflation can cause. To accomplish this, we:

•

Own more stocks than the strategy’s historical average, including the portfolio’s holdings of lower priced overseas-based businesses that we believe offer better potential for risk-adjusted returns than their US counterparts.

•	Hold good to great quality businesses at good prices. Owning shares in businesses that are both less expensive and growing faster than the stock market should help to achieve our goal.

•	Have avoided low-yielding bonds, particularly those with unappreciated credit risk.

[8]	Source: FRED. Chart data covers the period December 31, 1965 through December 31, 2021. CPI stands for Consumer Price Index.
[9]	Source: FRED. Chart data covers the period December 31, 2002 through December 31, 2021.
Past performance is no guarantee, nor is it indicative, of future results.

Fund Summary	41

Closing

We wish we could tell you the Fund’s portfolio is as cheap as it has ever been, but given the market and the portfolio’s strong performance since Q1 2020’s market bottom, you know that cannot be true. We have repositioned the portfolio as a function of old opportunities that have come to fruition and new opportunities that we believe offer reasonable prospects for attractive risk-adjusted future returns. The portfolio is also built to withstand multiple potential outcomes: e.g., inflation, stagflation, and recession.10

We just watched Peter Jackson’s The Beatles: Get Back. Although a music documentary, we couldn’t help but appreciate how those four young men from Liverpool managed to focus on what they do best and what they wanted to accomplish, despite pressure from others to do some things differently. Your portfolio managers similarly come together to concentrate on the long-term, which means shutting our ears to the many cacophonous voices that whisper to us in the short-term.

Best wishes in the New Year and may you and your families be in good health.

Respectfully submitted,

FPA Contrarian Value Portfolio Management Team

Loomis Sayles

MARKET CONDITIONS

Bonds produced muted returns in 2021, with the most interest rate-sensitive investments generally experiencing the weakest performance. The strong recovery in economic growth, which occurred as the rollout of multiple vaccines for Covid-19 allowed for a gradual restoration of normal business conditions, was an important headwind for the market. Despite the improving economy, the US Federal Reserve (Fed) remained committed to an ultra-accommodative monetary policy for much of the year. The Fed retained this stance through the third quarter even as inflation started to accelerate, stating that the price pressures were likely to be “transitory.” However, a continued increase in inflation in the autumn prompted the Fed to shift toward a tighter policy in November. In addition to reducing the extent of the stimulative bond-buying program known as quantitative easing (a process referred to as “tapering”), the Fed began to signal the likelihood of interest-rate increases in 2022. Together, these developments depressed returns across the bond market.

Securitized assets—including mortgage backed securities, asset backed securities (ABS), and commercial mortgage backed securities—finished with narrow losses and trailed other credit-oriented segments of the domestic market. ABS, which benefited from the steady improvement in consumer credit, registered the best relative performance among the three.

Emerging market bonds lost ground in 2021. Although the category offers above-average yields, the benefit was outweighed by weak price performance. Slowing growth in China and Brazil, together with a persistent uptrend in the US dollar, were key factors weighing on the asset class.

PORTFOLIO REVIEW

With an annual net return of 3.69%, the Loomis Sayles Absolute Return strategy outperformed its benchmark, the three-month Libor Index, which returned 0.17%. The portfolio’s positive performance was diversified across several sectors, with the majority generated from equities, securitized, and high yield corporate bonds. Investment grade corporate bonds, convertibles, and bank loans also buoyed performance to lesser extents. These gains more than offset losses from emerging market issues and our global rates allocation.

Our equity exposure contributed to performance during the period. Risk sentiment was generally positive for the year as coronavirus dynamics generally trended in a constructive direction, supported by vaccine efficacy and distribution. Within the portfolio, technology, consumer non-cyclical, and energy names particularly aided performance.

Emerging market bonds detracted from performance over the past year. The sector faced headwinds caused by a strong US dollar and idiosyncratic risks in key countries. Within the portfolio, our allocation to emerging market issues was particularly negatively impacted by Chinese exposure.

[10]

The performance of the portfolio, the S&P 500 and the MSCI ACWI NR for the period since to the Q1 2020 bottom, 03/24/2020, to 12/31/2021 was 67.20%, 119.03% and 102.12%, respectively. Fund performance is net of fees and expenses and includes reinvestment of distributions.

Past performance is no guarantee, nor is it indicative, of future results.

42	Litman Gregory Funds Trust

OUTLOOK

In our view, the macroeconomic outlook remains positive, as a healthy consumer, strong corporate fundamentals and relatively easy financial conditions have continued to be a tailwind to economic activity. Although confirmed Covid-19 cases spiked at the end of 2021, driven largely by the Omicron variant, we do not expect a material disruption in the demand for goods and services going forward. We believe US growth will remain above its long-term trend and unemployment will likely fall as wage growth draws participants back into the workforce. This macroeconomic backdrop appears positive for risk assets, however, elevated inflation readings have increased the risk of a central bank policy mistake. Any tightening of policy to fight inflation will need to balance the impact to growth, which has lingering uncertainties related to Covid-19, slowing Chinese growth (and deleveraging within its property sector) and ongoing global supply chain disruptions. While we do not expect the tightening cycle to put growth at risk, we do believe market volatility could potentially increase provided that the market reprices evolving central bank policies globally.

Under our base case of economic expansion, we believe inflation will remain elevated and above the Federal Reserve’s target throughout 2022. The Fed’s hawkish pivot to concern over inflation could drive a faster tapering of asset purchases, which should conclude in March, before the anticipated liftoff in the benchmark fed funds rate in the second quarter. The pace and magnitude of rate hikes will largely be dependent on whether inflation eases throughout the year provided that supply chain disruptions subside. We anticipate that interest rates will likely move higher; as such, we remain defensive on interest rate risk, positioned shorter than broad market benchmarks from a duration perspective to help minimize any negative performance impact from rising rates.

We believe we are currently in the expansion phase of the credit cycle with credit fundamentals, technical factors and default expectations continuing to appear attractive. We remain “pro risk” on credit exposure for higher carry potential and believe that individual issuer selection will be key in seeking to deliver attractive performance in 2022. Strong corporate profits, debt repayment and continued strong investor appetite for yield could help provide a tailwind to credit markets. From a sector perspective, we are targeting those that have strong carry potential, less interest rate sensitivity and positive convexity (i.e., a favorable risk/reward profile in a changing rate environment). As such, we currently favor high yield corporates and convertible securities, as well as securitized debt, which can provide diversification away from pure corporate risk, attractive yield potential and shorter duration profiles.

During the quarter, credit markets were generally resilient to a significant hawkish pivot in Fed policy as well as concerns over Chinese growth, which could indicate that there is a strong demand for yield. We believe this dynamic will likely hold going forward given our outlook that downgrades, defaults and losses will trend meaningfully below long-term averages. Given our macroeconomic expectations and credit cycle outlook, in our view embracing credit risk over interest rate risk is a reasonable approach for 2022. We recognize, however, that valuations have been elevated, credit spreads have been through their long-term averages and market volatility will likely increase as Fed policy evolves. As a result, we have built flexibility into our portfolios in seeking to take advantage of opportunities that may arise as a result of short-term disruptions.

Water Island

2021 was a tale of two tapes for merger arbitrageurs, with the failure of the Willis Towers Watson/Aon merger being the demarcation point between a period of topping bids that drove compelling gains, and one characterized by an unusual blend of stagnant spreads and heightened volatility. In short, if one was able to avoid the Willis Towers deal, you likely ended the year with satisfying gains; if not, your returns were most likely muted.

We believe the knock-on effect from the Willis Towers deal failure has been interesting. Typically, good news in the merger arbitrage space begets more good news. If a deal that had been facing regulatory tensions successfully closes or receives an approval, arbitrageurs—having gained a better sense of that regulator’s current attitude toward antitrust—see it as an opportunity to put money to work in other deals in similar situations. After the Willis Towers deal break, however, we have seen most good news met with selling—an opportunity to take profits, rather than increase exposure. For those merger arbitrage portfolios that held large positions in Willis Towers/Aon, it seems the risk managers stepped in to navigate the remainder of the year. Thus, several large transactions that are still pending due to lengthy regulatory reviews saw their spreads idle in the latter months of the year. At the same time, we have seen investors respond to reports with even a hint of negativity in other transactions by rushing to the exit, leading to plenty of spread volatility. We often see opportunity in these situations—advantageous entry points where we can put dry powder to work—though in the current environment, it may take more patience to reap the results.

The top performing position in our sleeve of the fund for 2021 was our merger arbitrage position in the acquisition of Acacia Communications by Cisco Systems. In July 2019, Cisco Systems—a US-based provider of communications and networking equipment—reached an agreement to acquire Acacia Communications—a US-based manufacturer of fiber-optic transmission hardware—for $3.1 billion in cash. Due to a lengthy review process in China, the deal arrived at its termination date in early January without having received all required regulatory approvals. Acacia, who had seen its business improve significantly in the time since the deal’s announcement, attempted to exercise its right to terminate the transaction. Cisco was clearly committed to acquiring the asset, however, as it sought an injunction preventing Acacia from terminating the deal and—just three days later—the companies announced they had arrived at an amended agreement. Cisco’s revised offer was worth $5.0 billion, more than 60% higher than the original terms. The deal received all remaining regulatory approvals and completed successfully in March, leading to gains for the fund.

Fund Summary	43

Other top contributors included two more scenarios involving price bumps or competing bids: the acquisition of laser systems manufacturer Coherent by optical component manufacturer II-VI, which emerged victorious after nine rounds of bids from three different companies with a $7.3 billion cash-and-stock offer, and the acquisition of education software developer Pluralsight by private equity firm Vista Equity Partners, which was forced to raise its all-cash offer to $4.4 billion from $3.9 billion after agitation from an activist investor.

Conversely, the top detractor in our sleeve of the fund for 2021 was our position in the failed merger of Willis Towers Watson and Aon. In March 2020, Willis Towers Watson, a UK-based provider of insurance brokerage services, agreed to be acquired by Aon, a US-based peer, for $30.3 billion in stock. The companies had already agreed to remedies with competition regulators in all required jurisdictions but one—the United States—when, following a second request from US regulators, the Department of Justice (DOJ) sued to block the merger in June 2021. While many expected the companies to not only fight the DOJ in court, but ultimately emerge victorious, in July they announced their intent to instead abandon the planned merger. After the deal broke, the spread on this position traded through what we believed to be fair value on a standalone basis, as many event-driven investors sought to unwind their exposure at the same time. Rather than follow suit, we opted to maintain our exposure and take advantage of the volatility by trading around our position. While the dislocation following the break and broader market volatility have led this position to be a detractor overall, we are monitoring this position closely and unwinding our exposure on strength.

Other top detractors included two deals where the parties involved were forced to extend the deal timelines due to extended regulatory reviews: the $8.8 billion all-cash acquisition of medical software and technology provider Change Healthcare by OptumInsight, a subsidiary of UnitedHealth Group and provider of medical information technology services, which has been met with objections around its potential to curtail competition and is undergoing a lengthy review at the DOJ, and the acquisition of semiconductor manufacturer Xilinx by peer Advanced Micro Devices (AMD) for $35.7 billion in stock, which has experienced significant spread volatility due to continued delays in receiving regulatory approval from China.

We believe frosty US/China relations continue to put a damper on the regulatory review process in China, where the State Administration for Market Regulation (SAMR)—China’s primary competition regulator—is notoriously a black box. Several transactions requiring SAMR approval (not just Xilinx/AMD) have been experiencing highly volatile spreads and significant delays in their deal timelines. While the proper course of action may seem obvious—avoid deals requiring SAMR approval—China is a significant player in today’s global economy, and it is increasingly difficult to find transactions that don’t require their blessing.

Turning back to the US, market volatility has been prevalent. Certain sectors, such as technology, have experienced fleeting but more frequent pullbacks in recent months, which could lead to opportunistic merger and acquisition (M&A) activity in these areas. At the same time, we believe the risk of a broader, more meaningful market downturn is increasing. This may require more caution when investing in stock-for-stock deals where a shareholder vote is required at the acquirer, as shareholders may reject the deal or the buyer could seek to cut the price if their shares have been severely impacted. That said, such a drop in deal value could also open the window for competing bids or agitation for a price bump from target shareholders. Indeed, topping bids were a theme from the latter half of 2020 into early 2021, and we are still seeing bidding wars being contested for valuable assets. While the frequency of topping bids slowed in the latter half of 2021 relative to the first half of the year, their magnitude was more impactful.

With the Federal Reserve (Fed) poised to embark on a few interest rate hikes in the coming year, we thought it would be worthwhile to revisit the impact of rates on merger arbitrage returns. Historically, increases in the risk-free rate have acted as a tailwind for the strategy. We believe this relationship will continue. That said, an important factor in maintaining this link is for rates not to rise too high, too fast. A mere 25 basis point increase in interest rates could require 10% revenue growth for a company to maintain the same valuation. The parties to a merger in the pipeline make certain assumptions based on the future direction of rates, and while they can always redo their calculations if a rate hike is announced before terms are finalized, once a deal is struck, they can only hope any rate changes remain in line with expectations.

Given the Fed’s decidedly hawkish turn at its most recent meeting, we may see acquirers attempt to integrate some protections around valuation changes into deal terms such as pricing collars, using a mix of stock and cash, or requiring a shareholder vote at the acquirer—clearly a preferable outcome to acquirers attempting to renegotiate prices lower or get out of deals altogether. To mitigate these risks, we may avoid transactions in industries that are more impacted by rates (e.g., utilities) and seek out deals that don’t require an acquirer shareholder vote or in industries that benefit from rising rates (e.g., banking). Of course, should consensus prove wrong and the Fed not raise rates as much as expected, the flip side could be true—targets might believe they sold themselves too cheap. Were this to happen, we will be prepared to take advantage of the potential for topping bids or for shareholders or activists to try to force a price bump.

By most metrics, the past year set records for M&A activity worldwide. In the US alone, more than $2.5 trillion worth of deals were inked, surpassing the prior record of $2.0 trillion in 2015, according to Bloomberg data. Deal flow was broad-based as well, with more than 20,000 transactions—another record overall, with additional records set in individual sectors. The activity shows no sign of subsiding in the near term. Corporate balance sheets are generally healthy, and private equity firms—who have been becoming increasingly reliable buyers, potentially shedding past reputations—remain flush with cash. Furthermore, financing is readily available at interest rates which are currently at historic lows and would still be extremely attractive should any impending rate hikes from the Fed remain modest.

With robust M&A activity continuing, we are seeing opportunities in newly announced deals that seem to be flying under the radar. We haven’t been witnessing the typical day-one spread movements that we’ve experienced in the past, and we believe many arbitrageurs who

44	Litman Gregory Funds Trust

run concentrated books may still have their attention directed toward legacy positions in large, still-pending deals burdened with unexpectedly lengthy regulatory reviews. As those deals close over the coming months, capital should be redeployed into these new transactions, driving their spreads tighter.

Yet while we are optimistic for the months ahead, by no means do we believe global regulators are done attempting to enforce their evolving attitudes toward antitrust. In the US in particular, certain types of transactions seem likely to face difficulty from the get-go—for example, big tech mergers, any combination of banks with more than $100 billion in deposits, or consolidation amongst utility companies that fails to create a new corporate structure highlighting green energy. In an environment where global supply chains have been disrupted by the pandemic and where scaling up by buying competitors may be discouraged, we could instead see more companies seek to engage in vertical mergers and bring supply chain expertise in house.

In this environment of volatile markets characterized by many disruptions, we continue to prioritize hard catalyst, short duration investment opportunities—predominantly equity-based merger arbitrage. Regardless of the specific complexion of future M&A, as always, we remain prepared to capitalize on the opportunities that present themselves, while maintaining a keen eye toward risk mitigation and downside protection.

Sub-Advisor Portfolio Composition as of December 31, 2021

Blackstone Credit Systematic Group (DCI) Long-Short Credit Strategy

Bond Portfolio Top Five Sector Exposures

Energy	16.4%
Consumer Discretionary	15.8%
High Tech	10.4%
Investment Vehicles/REITs	8.1%
Consumer Non-Discretionary	7.6%

CDS Portfolio Statistics

	Long	Short
Number of Issuers	77	70
Average Credit Duration	4.6	4.7
Spread	143 bps	135 bps

DoubleLine Opportunistic Income Strategy

Sector Exposures

Cash	6.9%
Government	6.3%
Agency Inverse Interest-Only	9.7%
Agency CMO	0.3%
Agency PO	0.3%
Collateralized Loan Obligations	9.4%
Commercial MBS	12.4%
ABS	6.2%
Bank Loan	6.0%
Emerging Markets	5.5%
Non-Agency Residential MBS	33.4%
Other	3.5%

TOTAL*	100.0%

FPA Contrarian Opportunity Strategy

Asset Class Exposures

U.S. Stocks	47.3%
Foreign Stocks	25.9%
Bonds	1.0%
Limited Partnerships	0.7%
Short Sales	-1.4%
Cash	26.3%

TOTAL*	100.0%

Loomis Sayles Absolute Return Strategy

Strategy Exposures

	Long Total	Short Total	Net Exposure
Securitized	27.3%	-0.2%	27.1%
High-Yield Corporate	24.2%	-0.6%	23.6%
Investment-Grade Corp.	12.5%	0.0%	12.5%
Dividend Equity	10.5%	-0.9%	9.6%
Emerging Market	9.8%	-1.8%	8.0%
Convertibles	6.8%	0.0%	6.8%
Global Rates	2.0%	-0.2%	1.8%
Bank Loans	1.1%	-0.2%	0.9%
Global Credit	0.3%	-0.3%	0.0%
Subtotal	94.5%	-4.2%	90.3%
Cash & Equivalents	6.7%	0.0%	6.7%

Water Island Arbitrage and Event-Driven Strategy

Sub-Strategy Exposures

	Long	Short	Net
Merger Arbitrage – Equity	94.9%	-18.8%	76.1%
Merger Arbitrage – Credit	0.0%	0.0%	0.0%
Total Merger-Related	94.9%	-18.8%	76.1%
Special Situations – Equity	1.3%	0.0%	1.3%
Special Situations – Credit	2.7%	-0.1%	2.6%
Total Special Situations	4.0%	-0.1%	3.9%

Total	98.9%	-18.9%	80.0%

*	Totals may not add up to 100% due to rounding.

Fund Summary	45

iMGP Alternative Strategies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	Strategy
Stephen Kealhofer Paul Harrison Adam Dwinells	Blackstone Credit/DCI, LLC	19%	Long-Short Credit
Jeffrey Gundlach Jeffrey Sherman	DoubleLine Capital LP	25%	Opportunistic Income
Steven Romick Brian Selmo Mark Landecker	First Pacific Advisors, LLC	18%	Contrarian Opportunity
Matt Eagan Brian Kennedy Elaine Stokes Todd Vandam	Loomis Sayles & Company, LP	19%	Absolute-Return
John Orrico Todd Munn Roger Foltynowicz Gregg Loprete	Water Island Capital, LLP	19%	Arbitrage

Alternative Strategies Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the iMGP Alternative Strategies Fund Institutional Class from September 30, 2011 to December 31, 2021 compared with the 3-Month LIBOR, and Morningstar Multistrategy Category.

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

46	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021

Shares		Value

COMMON STOCKS: 31.6%

Communication Services: 3.6%
62,841	Activision Blizzard, Inc.	$4,180,812
3,128	Alphabet, Inc. - Class A*	9,061,941
2,412	Alphabet, Inc. - Class C*	6,979,339
53,388	Altice USA, Inc. - Class A*	863,818
101,910	Baidu, Inc. - Class A*	1,889,909
763	Bilibili, Inc. - Class Z*	35,091
10,185	Charter Communications, Inc. - Class A*	6,640,315
54,867	Cineplex, Inc.*	590,028
185,994	Comcast Corp. - Class A(a)	9,361,078
114,390	Escrow Altegrity, Inc.(b)*	681,193
24,160	iHeartMedia, Inc. - Class A*	508,326
5,024	Interpublic Group of Cos., Inc. (The)	188,149
5,100	Kuaishou Technology*(c)	47,126
15,106	Lumen Technologies, Inc.	189,580
23,335	Meta Platforms, Inc. - Class A*(a)	7,848,727
1,137	Netflix, Inc.*	684,974
106,559	Nexon Co. Ltd.	2,058,968
47,197	SoftBank Group Corp.	2,228,223
20,058	T-Mobile US, Inc.*	2,326,327
900	Tencent Holdings Ltd.	52,726
16,490	Ubisoft Entertainment S.A.*	808,129
3,578	Verizon Communications, Inc.	185,913

		57,410,692

Consumer Discretionary: 2.3%
3,095	Airbnb, Inc. - Class A*	515,287
148,326	Alibaba Group Holding Ltd.*	2,261,804
473	Amazon.com, Inc.*	1,577,143
161	Booking Holdings, Inc.*	386,276
4,531	Carnival Corp.*	91,164
232,146	Casper Sleep, Inc.*(a)	1,550,735
17,640	Cie Financiere Richemont S.A. - Class A	2,649,047
78,326	Crown Resorts Ltd.*	680,945
125,141	Del Taco Restaurants, Inc.(a)	1,558,005
83,490	Entain Plc*	1,903,046
9,630	Flutter Entertainment Plc*	1,533,784
8,960	Ford Motor Co.	186,099
461	Home Depot, Inc. (The)	191,320
1,430	JD.com, Inc. - Class A*	50,251
42,940	Just Eat Takeaway.com N.V.*(c)	2,368,210
730	Lowe’s Cos., Inc.	188,690
558	LVMH Moet Hennessy Louis Vuitton SE	461,587
18,070	Marriott International, Inc. - Class A*	2,985,887
2,598	McDonald’s Corp.	696,446
1,600	Meituan - Class B*(c)	46,252
345	MercadoLibre, Inc.*	465,198
9,012	Naspers Ltd. - Class N	1,396,938
2,659	NIKE, Inc. - Class B	443,175
4,219	Norwegian Cruise Line Holdings Ltd.*	87,502
6,279	Penn National Gaming, Inc.*	325,566
610	Pinduoduo, Inc. - ADR*	35,563
63,310	Prosus N.V.	5,296,904
609	Ross Stores, Inc.	69,596
2,875	Royal Caribbean Cruises Ltd.*	221,087
3,425	Starbucks Corp.	400,622
864	Target Corp.	199,964
17,200	Terminix Global Holdings, Inc.*(a)	777,956
2,504	TJX Cos., Inc. (The)	190,104

Shares		Value

Consumer Discretionary (continued)
1,890	Trip.com Group Ltd.*	$46,248
88,795	Veoneer, Inc.*(a)	3,150,447
971,934	Vivo Energy Plc(c)	1,734,934
1,940	Wynn Resorts Ltd.*	164,978
974	Yum China Holdings, Inc.	48,544

		36,937,304

Consumer Staples: 0.8%
2,792	Archer-Daniels-Midland Co.	188,711
13,255	Coca-Cola Co. (The)	784,829
334	Costco Wholesale Corp.	189,612
1,305	Estee Lauder Cos., Inc. (The) - Class A	483,111
105,290	JDE Peet’s N.V.	3,246,696
12,341	Nongfu Spring Co. Ltd. - Class H(c)	81,431
1,071	PepsiCo, Inc.	186,043
5,725	Procter & Gamble Co. (The)	936,496
28,622	Sanderson Farms, Inc.	5,469,092
71,372	Stryve Foods, Inc. - Class A*	281,919
8,000	Tsingtao Brewery Co. Ltd. - Class H	74,898
2,560	Walmart, Inc.	370,406

		12,293,244

Energy: 0.4%
18,829	Battalion Oil Corp.*	184,524
17,596	California Resources Corp.	751,525
1,581	Chevron Corp.	185,530
2,548	ConocoPhillips	183,915
3,456	Devon Energy Corp.	152,237
2,105	EOG Resources, Inc.	186,987
7,873	Gulfport Energy Corp.*	567,092
137,100	Kinder Morgan, Inc.	2,174,406
658	Ranger Oil Corp. - Class A*	17,714
90,205	Teekay LNG Partners L.P.	1,527,171
1,209	Whiting Petroleum Corp.*	78,198

		6,009,299

Financials: 3.9%
560	Alpha Partners Technology Merger Corp.*	5,835
135,330	American International Group, Inc.(a)	7,694,864
20,590	Aon Plc - Class A	6,188,530
2,792	Apollo Strategic Growth Capital II*	27,808
437	Artisan Acquisition Corp. - Class A*	4,331
3,923	Artisan Partners Asset Management, Inc. - Class A	186,892
68,000	Avanti Acquisition Corp.*	686,800
71,816	Bakkt Holdings, Inc.*	611,154
1,413	Blackstone, Inc.	182,828
6,492	BurTech Acquisition Corp.*	64,985
96,059	Citigroup, Inc.(a)	5,801,003
60,800	Fast Sponsor Capital(b)*	60,800
3,610	Fidelity National Financial, Inc.	188,370
466	Goldman Sachs Group, Inc. (The)	178,268
53,120	Groupe Bruxelles Lambert S.A.	5,933,048
12,520	Hartford Financial Services Group, Inc. (The)	864,381
68,270	Jefferies Financial Group, Inc.(a)	2,648,876
1,088	JPMorgan Chase & Co.	172,285
8,820	LPL Financial Holdings, Inc.	1,411,994
14,054	Macondray Capital Acquisition Corp. I*	143,772
7,468	Metals Acquisition Corp.*	74,045
320,179	Moneylion, Inc.*	1,290,321

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	47

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Shares		Value

COMMON STOCKS (CONTINUED)

Financials (continued)
1,836	Morgan Stanley	$180,222
7,036	Old Republic International Corp.	172,945
1,313	OneMain Holdings, Inc.	65,702
6,266	Pershing Square Tontine Holdings Ltd. - Class A*	123,565
1,103	Queen’s Gambit Growth Capital - Class A*	10,920
76,614	Sanne Group Plc	945,273
1,251	Signature Bank	404,661
127,503	Wells Fargo & Co.(a)	6,117,594
81,844	Willis Towers Watson Plc	19,437,132

		61,879,204

Health Care: 2.2%
1,369	Abbott Laboratories	192,673
413	Anthem, Inc.	191,442
17,002	Arena Pharmaceuticals, Inc.*(a)	1,580,166
2,969	Bristol-Myers Squibb Co.	185,117
78,366	Cerner Corp.	7,277,850
572,662	Change Healthcare, Inc.*(a)	12,243,514
104,200	Clinigen Group Plc	1,291,983
580	Danaher Corp.	190,826
85,639	Inovalon Holdings, Inc. - Class A*	3,511,199
5,135	Johnson & Johnson	878,444
2,443	Merck & Co., Inc.	187,232
3,097	Pfizer, Inc.	182,878
209,016	Swedish Orphan Biovitrum AB*	4,280,546
283	Thermo Fisher Scientific, Inc.	188,829
375	UnitedHealth Group, Inc.	188,303
20,451	UpHealth, Inc.*	45,810
10,998	Vifor Pharma AG	1,956,714
4,000	Wuxi Biologics Cayman, Inc.*(c)	47,478

		34,621,004

Industrials: 4.8%
196,439	Aerojet Rocketdyne Holdings, Inc.(a)	9,185,488
956	Caterpillar, Inc.	197,643
297	Clarivate Plc*	6,985
3,695	CWT Travel Group, Inc.*	127,478
223	Deere & Co.	76,464
1,962	Emerson Electric Co.	182,407
3,593	Expeditors International of Washington, Inc.	482,504
1	Hornbeck Offshore Services, Inc.*	10
119,230	Howmet Aerospace, Inc.	3,795,091
164,089	IHS Markit Ltd.(a)	21,810,710
68,914	Intertrust N.V.*(c)	1,536,911
41,960	LG Corp.	2,855,574
565,709	McDermott International Ltd.*	231,941
590,897	McDermott International Ltd.*	242,268
65,430	Neles Oyj	1,019,215
324,499	RR Donnelley & Sons Co.*(a)	3,653,859
42,919	Rush Enterprises, Inc. - Class A(a)	2,388,013
21,310	Samsung C&T Corp.	2,133,241
17,500	Sound Holding FP Luxemburg(b)*	847,828
52,290	SPX FLOW, Inc.(a)	4,522,039
782,460	Sydney Airport*	4,936,925
31,020	Uber Technologies, Inc.*	1,300,669
744	Union Pacific Corp.	187,436

Shares		Value

Industrials (continued)
898	United Parcel Service, Inc. - Class B	$192,477
50,680	Univar Solutions, Inc.*	1,436,778
404,881	Welbilt, Inc.*	9,624,021
29,250	Westinghouse Air Brake Technologies Corp.	2,694,217

		75,668,192

Information Technology: 9.1%
458	Accenture Plc - Class A	189,864
43,860	Analog Devices, Inc.	7,709,272
5,150	Apple, Inc.	914,486
3,687	Applied Materials, Inc.	580,186
874	Autodesk, Inc.*	245,760
514	Automatic Data Processing, Inc.	126,742
156,048	Avast Plc(c)	1,283,278
251,642	Blue Prism Group Plc*	4,304,445
78,911	Bottomline Technologies DE, Inc.*	4,456,104
14,320	Broadcom, Inc.	9,528,671
3,003	Cisco Systems, Inc.	190,300
25,023	CMC Materials, Inc.(a)	4,796,659
38,108	Coherent, Inc.*(a)	10,157,306
290	Intuit, Inc.	186,534
54,363	Kaleyra, Inc.*	545,805
1,181	KLA Corp.	507,960
274	Lam Research Corp.	197,047
763,381	Link Administration Holdings Ltd.	3,090,802
165,742	Magnachip Semiconductor Corp.*	3,475,610
1,901	MasterCard, Inc. - Class A	683,067
222,721	McAfee Corp. - Class A(a)	5,743,975
2,158	Microchip Technology, Inc.	187,875
581	Microsoft Corp.	195,402
48,447	Mimecast Ltd.*(a)	3,854,928
223,984	Momentive Global, Inc.*(a)	4,737,262
200,078	NeoPhotonics Corp.*(a)	3,075,199
298,423	Nuance Communications, Inc.*	16,508,760
2,156	NVIDIA Corp.	634,101
12,024	NXP Semiconductors N.V.	2,738,827
39,480	Open Text Corp.	1,874,510
1,910	Oracle Corp.	166,571
980	PayPal Holdings, Inc.*	184,808
3,778	Qualcomm, Inc.	690,883
42,670	Rogers Corp.*(a)	11,648,910
1,157	salesforce.com, Inc.*	294,028
508	Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	61,117
50,650	TE Connectivity Ltd.(a)	8,171,871
929	Texas Instruments, Inc.	175,089
3,216	Visa, Inc. - Class A	696,939
342,115	Vonage Holdings Corp.*(a)	7,112,571
20,600	Xiaomi Corp. - Class B*(c)	49,933
108,987	Xilinx, Inc.	23,108,514

		145,081,971

Materials: 2.0%
236,758	Cemex SAB de C.V. - ADR*	1,605,219
125,909	Forterra, Inc.*	2,994,116
76,779	GCP Applied Technologies, Inc.*(a)	2,430,823
1,199,960	Glencore Plc	6,093,556
26,390	HeidelbergCement AG	1,787,259
34,918	Hexion Holdings Corp. - Class B*	977,704
144,210	Holcim Ltd.	7,354,797
22,620	International Flavors & Fragrances, Inc.	3,407,703
48,473	Kraton Corp.*	2,245,270

The accompanying notes are an integral part of these financial statements.

48	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Shares		Value

COMMON STOCKS (CONTINUED)

Materials (continued)
542	Linde Plc	$187,765
2,423	Louisiana-Pacific Corp.	189,842
1,675	Nucor Corp.	191,201
66,013	Verso Corp. - Class A	1,783,671

		31,248,926

Real Estate: 1.5%
642	American Tower Corp.	187,785
67,485	Bluerock Residential Growth REIT, Inc. - Class A	1,780,929
117,389	CorePoint Lodging, Inc.*(a)	1,843,007
119,154	CyrusOne, Inc.(a)	10,690,497
4,036	Gaming and Leisure Properties, Inc.	196,392
379,123	Monmouth Real Estate Investment Corp.(a)	7,965,374
4,508	Omega Healthcare Investors, Inc.	133,392
531	Public Storage	198,891
263,450	Swire Pacific Ltd. - Class A	1,498,469

		24,494,736

Special Purpose Acquisition Companies: 0.2%
25	Accelerate Acquisition Corp.*	249
2,368	African Gold Acquisition Corp.*	23,869
13,096	Agile Growth Corp.*	129,716
12,743	Angel Pond Holdings Corp.*	125,901
6,668	Ares Acquisition Corp.*	66,213
16,681	Atlantic Coastal Acquisition Corp. - Class A*	162,807
11,288	Broadscale Acquisition Corp. - Class A*	112,203
8,316	Churchill Capital Corp. VII*	83,335
13,902	Colonnade Acquisition Corp. II*	137,352
4,507	COVA Acquisition Corp.*	45,070
7,012	DHC Acquisition Corp.*	68,577
972	Digital Transformation Opportunities Corp.*	9,633
13,902	Disruptive Acquisition Corp. I*	139,298
2	ESM Acquisition Corp.*	20
13,902	Flame Acquisition Corp.*	139,576
16,730	Forest Road Acquisition Corp. II*	165,811
6,664	Fortress Value Acquisition Corp. IV*	66,040
1,678	FTAC Hera Acquisition Corp.*	16,713
2,338	Fusion Acquisition Corp. II*	23,135
13,945	Glenfarne Merger Corp.*	138,334
5,221	Global Partner Acquisition Corp. II*	51,427
13,902	Golden Arrow Merger Corp.*	136,587
65	Gores Holdings VII, Inc.*	649
3,177	Gores Holdings VIII, Inc. - Class A*	32,405
88	Gores Technology Partners II, Inc.*	887
8,746	GX Acquisition Corp. II - Class A*	84,924
98	Haymaker Acquisition Corp. III - Class A*	963
16,773	Hudson Executive Investment Corp. III*	164,543
11,615	InterPrivate IV InfraTech Partners, Inc.*	114,408
13,902	Kismet Acquisition Three Corp.*	136,240
16,705	Landcadia Holdings IV, Inc.*	167,050
506	Lazard Growth Acquisition Corp. I*	5,012
1,510	Lead Edge Growth Opportunities Ltd.*	15,130
10,143	Mason Industrial Technology, Inc.*	101,024
8,259	Mission Advancement Corp.*	81,764
940	Monument Circle Acquisition Corp.*	9,395

Shares		Value

Special Purpose Acquisition Companies (continued)
7,430	Northern Star Investment Corp. III*	$73,743
5,739	Northern Star Investment Corp. IV*	56,873
3,367	Orion Acquisition Corp.*	33,417
7,873	Peridot Acquisition Corp. II*	78,179
13,031	Pine Technology Acquisition Corp. - Class A*	128,225
13,079	Plum Acquisition Corp. I*	128,763
3,118	Ross Acquisition Corp. II*	31,242
133	RXR Acquisition Corp.*	1,317
1,763	Silver Spike Acquisition Corp. II*	17,559
9,637	Slam Corp.*	95,214
9,063	Stratim Cloud Acquisition Corp.*	89,724
1,601	TCW Special Purpose Acquisition Corp.*	15,850
3,992	Tio Tech A*	39,601
16,730	TLG Acquisition One Corp.*	165,627
13,335	Twelve Seas Investment Co. II*	132,417

		3,844,011

Utilities: 0.8%
6,635	Duke Energy Corp.	696,012
89,331	FirstEnergy Corp.	3,715,276
200,775	PG&E Corp.*	2,437,408
123,347	PNM Resources, Inc.	5,625,857

		12,474,553

TOTAL COMMON STOCKS (Cost $419,769,541)		501,963,136

RIGHTS/WARRANTS: 0.0%
145	Artisan Acquisition Corp. (Expiration date 12/31/28)*	103
5,560	Atlantic Coastal Acquisition Corp. (Expiration date 12/31/27)*	3,448
167	Babylon Holdings Ltd. (Expiration date 10/26/28)*	113
3,595	BigBear.ai Holdings, Inc. (Expiration date 12/31/28)*	2,912
2,822	Broadscale Acquisition Corp. (Expiration date 02/02/26)*	2,653
64,680	Cie Financiere Richemont S.A. (Expiration date 11/22/23)*	70,925
397	Gores Holdings VIII, Inc. (Expiration date 12/31/27)*	806
2,915	GX Acquisition Corp. II (Expiration date 12/31/28)*	1,530
25	Haymaker Acquisition Corp. III (Expiration date 02/12/27)*	18
1,333	Heliogen, Inc. (Expiration date 12/30/26)*	2,266
389	Hornbeck Offshore SRVC, Inc. (Expiration date 04/09/30)*	0
11	Hornbeck Offshore SRVC, Inc. (Expiration date 04/09/30)*	106
92,173	Lightning eMotors, Inc. (Expiration date 05/18/25)*	111,529
4,343	Pine Technology Acquisition Corp. (Expiration date 03/31/28)*	2,627
367	Queen’s Gambit Growth Capital (Expiration date 12/31/27)*	235
2,045	UpHealth, Inc. (Expiration date 06/08/26)*	593

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	49

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Shares		Value

RIGHTS/WARRANTS (CONTINUED)
1,275	Virgin Orbit Holdings, Inc. (Expiration date 12/29/26)*	$1,785

TOTAL RIGHTS/WARRANTS (Cost $192,459)		201,649

PREFERRED STOCKS: 0.3%

Consumer Staples: 0.0%
	Bunge Ltd.
2,152	4.875%, 03/01/2069(d)	272,744

Energy: 0.0%
	El Paso Energy Capital Trust I
528	4.750%, 03/31/2028	26,712
	Gulfport Energy Operating Corp.
18	10.000%, 01/31/2022(b)(d)(e)	9,734

		36,446

Financials: 0.2%
	2020 Cash Mandatory Exchangeable Trust
800	5.250%, 06/01/2023(c)	836,168
	Bank of America Corp.
679	7.250%, 02/01/2070(d)	981,427
	Wells Fargo & Co.
891	7.500%, 12/15/2069(d)	1,328,062

		3,145,657

Health Care: 0.0%
	Boston Scientific Corp.
1,224	5.500%, 06/01/2023	140,344

Industrials: 0.1%
	Clarivate Plc - Series A
6,435	5.250%, 06/01/2024	584,684
	Element Communication Aviation
170	12.000%, 03/16/2040(b)	147,951
	McDermott International Ltd.
328	(Preference Shares)*(b)	196,916

		929,551

Information Technology: 0.0%
	Riverbed Holdings, Inc.
145,551	0.000%,*	104,069

TOTAL PREFERRED STOCKS (Cost $5,924,480)		4,628,811

Principal Amount^

ASSET-BACKED SECURITIES: 9.7%
	Aaset Trust
$407,753	Series 2021-1A-A 2.950%, 11/16/2041(c)	397,492
	Accelerated Assets LLC
141,995	Series 2018-1-B 4.510%, 12/02/2033(c)	144,911
	Adams Outdoor Advertising L.P.
859,462	Series 2018-1-A 4.810%, 11/15/2048(c)	886,907

Principal Amount^		Value
	Affirm Asset Securitization Trust
$ 205,000	Series 2021-A-C 1.660%, 08/15/2025(c)	$205,499
	AGL CLO 3 Ltd.
320,000	Series 2020-3A-C 2.274%, 01/15/2033(c)(f) 3 mo. USD LIBOR + 2.150%	320,049
470,000	Series 2020-3A-D 3.424%, 01/15/2033(c)(f) 3 mo. USD LIBOR + 3.300%	470,220
	AIM Aviation Finance Ltd.
637,452	Series 2015-1A-B1 5.072%, 02/15/2040(c)(g)	236,133
	Aimco CLO 11 Ltd.
675,000	Series 2020-11A-DR 3.123%, 10/17/2034(c)(f) 3 mo. USD LIBOR + 3.000%	678,414
	Aimco CLO 14 Ltd.
1,010,000	Series 2021-14A-D 3.032%, 04/20/2034(c)(f) 3 mo. USD LIBOR + 2.900%	993,840
	American Credit Acceptance Receivables Trust
670,000	Series 2020-3-D 2.400%, 06/15/2026(c)	678,930
	American Homes 4 Rent
875,000	Series 2014-SFR2-E 6.231%, 10/17/2036(c)	941,183
600,000	Series 2014-SFR3-E 6.418%, 12/17/2036(c)	650,186
845,000	Series 2015-SFR1-E 5.639%, 04/17/2052(c)	907,352
	AMSR Trust
1,800,000	Series 2020-SFR5-G 4.112%, 11/17/2037(c)	1,781,307
5,000,000	Series 2021-SFR1-G 4.612%, 06/17/2038(c)(h)	5,083,055
	Apidos CLO XX
265,000	Series 2015-20A-BRR 2.072%, 07/16/2031(c)(f) 3 mo. USD LIBOR + 1.950%	265,069
	Apidos CLO XXI
500,000	Series 2015-21A-ER 8.372%, 07/18/2027(c)(f) 3 mo. USD LIBOR + 8.250%	470,672
	Apidos CLO XXIII
855,000	Series 2015-23A-CR 2.124%, 04/15/2033(c)(f) 3 mo. USD LIBOR + 2.000%	855,870
	Apidos CLO XXIV
1,000,000	Series 2016-24A-DR 5.932%, 10/20/2030(c)(f) 3 mo. USD LIBOR + 5.800%	943,523
	Arbys Funding LLC
251,813	Series 2020-1A-A2 3.237%, 07/30/2050(c)	258,185
	ARES LX CLO Ltd.
500,000	Series 2021-60A-D 3.072%, 07/18/2034(c)(f) 3 mo. USD LIBOR + 2.950%	496,792
	Atrium XIII
500,000	Series 13A-E 6.174%, 11/21/2030(c)(f) 3 mo. USD LIBOR + 6.050%	491,623

The accompanying notes are an integral part of these financial statements.

50	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Atrium XIV LLC
$ 750,000	Series 14A-E 5.772%, 08/23/2030(c)(f) 3 mo. USD LIBOR + 5.650%	$729,877
	Avid Automobile Receivables Trust
180,000	Series 2019-1-C 3.140%, 07/15/2026(c)	183,246
	Avis Budget Rental Car Funding AESOP LLC
215,000	Series 2020-2A-B 2.960%, 02/20/2027(c)	223,171
355,000	Series 2020-2A-C 4.250%, 02/20/2027(c)	378,164
	Barings CLO Ltd.
1,000,000	Series 2018-3A-E 5.882%, 07/20/2029(c)(f) 3 mo. USD LIBOR + 5.750%	964,764
500,000	Series 2018-4A-E 5.944%, 10/15/2030(c)(f) 3 mo. USD LIBOR + 5.820%	489,007
1,100,000	Series 2019-4A-C 2.924%, 01/15/2033(c)(f) 3 mo. USD LIBOR + 2.800%	1,100,342
	Battalion CLO Ltd.
960,000	Series 2019-16A-DR 3.354%, 12/19/2032(c)(f) 3 mo. USD LIBOR + 3.250%	956,963
	Blackbird Capital Aircraft Lease Securitization Ltd.
242,651	Series 2016-1A-A 4.213%, 12/16/2041(c)(g)	238,693
	Brex Commercial Charge Card Master Trust
165,000	Series 2021-1-A 2.090%, 07/15/2024(c)	165,656
	Bristol Park CLO Ltd.
260,000	Series 2016-1A-CR 2.074%, 04/15/2029(c)(f) 3 mo. USD LIBOR + 1.950%	260,060
	Buttermilk Park CLO Ltd.
750,000	Series 2018-1A-E 5.874%, 10/15/2031(c)(f) 3 mo. USD LIBOR + 5.750%	727,688
	California Republic Auto Receivables Trust
520,000	Series 2018-1-D 4.330%, 04/15/2025	530,528
	Canyon Capital CLO Ltd.
1,000,000	Series 2016-1A-ER 5.874%, 07/15/2031(c)(f) 3 mo. USD LIBOR + 5.750%	945,680
500,000	Series 2018-1A-E 5.874%, 07/15/2031(c)(f) 3 mo. USD LIBOR + 5.750%	477,280
1,000,000	Series 2021-4A-E 6.437%, 10/15/2034(c)(f) 3 mo. USD LIBOR + 6.300%	983,863
	Carlyle Global Market Strategies CLO Ltd.
500,000	Series 2014-2RA-D 5.506%, 05/15/2031(c)(f) 3 mo. USD LIBOR + 5.350%	454,304

Principal Amount^		Value
	Carlyle US CLO Ltd.
$ 500,000	Series 2021-1A-D 6.124%, 04/15/2034(c)(f) 3 mo. USD LIBOR + 6.000%	$489,010
	Carvana Auto Receivables Trust
3,000	Series 2021-N1-R 0.010%, 01/10/2028(c)	1,349,427
150,000	Series 2021-N4-D 2.300%, 09/11/2028	150,101
	Castlelake Aircraft Securitization Trust
4,025,893	Series 2018-1-C 6.625%, 06/15/2043(c)	3,170,917
	Castlelake Aircraft Structured Trust
323,496	Series 2017-1R-B 3.924%, 08/15/2041(c)	322,883
3,000,000	Series 2019-1A-E 0.010%, 04/15/2039(c)	1,050,000
1,100,701	Series 2021-1A-A 3.474%, 01/15/2046(c)	1,115,571
	Catskill Park CLO Ltd.
1,000,000	Series 2017-1A-D 6.132%, 04/20/2029(c)(f) 3 mo. USD LIBOR + 6.000%	987,943
	Chenango Park CLO Ltd.
500,000	Series 2018-1A-D 5.924%, 04/15/2030(c)(f) 3 mo. USD LIBOR + 5.800%	490,908
	CIFC Funding Ltd.
205,000	Series 2013-2A-A3LR 2.072%, 10/18/2030(c)(f) 3 mo. USD LIBOR + 1.950%	205,095
500,000	Series 2017-4A-D 6.224%, 10/24/2030(c)(f) 3 mo. USD LIBOR + 6.100%	491,732
1,000,000	Series 2021-7A-D 3.128%, 01/23/2035(c)(f) 3 mo. USD LIBOR + 3.000%	1,005,159
	Citigroup Mortgage Loan Trust
849,450	Series 2019-E-A1 3.228%, 11/25/2070(c)(g)	850,804
	CLI Funding VIII LLC
1,155,270	Series 2021-1A-A 1.640%, 02/18/2046(c)	1,130,854
	Cook Park CLO Ltd.
1,000,000	Series 2018-1A-E 5.522%, 04/17/2030(c)(f) 3 mo. USD LIBOR + 5.400%	977,284
	Corevest American Finance Trust
305,000	Series 2020-4-C 2.250%, 12/15/2052(c)	295,805
	Credit Acceptance Auto Loan Trust
605,000	Series 2020-1A-C 2.590%, 06/15/2029(c)	615,616
275,000	Series 2020-3A-C 2.280%, 02/15/2030(c)	277,668
	CSAB Mortgage-Backed Trust
1,857,684	Series 2006-2-A6B 6.200%, 09/25/2036(g)	260,266
	DB Master Finance LLC
568,905	Series 2019-1A-A23 4.352%, 05/20/2049(c)	611,335

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	51

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	DB Master Finance LLC (Continued)
$ 130,000	Series 2021-1A-A2II 2.493%, 11/20/2051(c)	$129,952
	Dell Equipment Finance Trust
200,000	Series 2020-2-D 1.920%, 03/23/2026(c)	201,727
	Diamond Resorts Owner Trust
48,084	Series 2017-1A-C 6.070%, 10/22/2029(c)	48,325
194,513	Series 2018-1-C 4.530%, 01/21/2031(c)	198,042
145,219	Series 2019-1A-B 3.530%, 02/20/2032(c)	147,567
	Domino’s Pizza Master Issuer LLC
707,438	Series 2017-1A-A23 4.118%, 07/25/2047(c)	743,292
611,100	Series 2018-1A-A2II 4.328%, 07/25/2048(c)	645,328
491,250	Series 2019-1A-A2 3.668%, 10/25/2049(c)	518,908
726,350	Series 2021-1A-A2I 2.662%, 04/25/2051(c)	732,142
	Dryden 40 Senior Loan Fund
1,000,000	Series 2015-40A-ER 5.906%, 08/15/2031(c)(f) 3 mo. USD LIBOR + 5.750%	976,161
	Dryden 45 Senior Loan Fund
275,000	Series 2016-45A-ER 5.974%, 10/15/2030(c)(f) 3 mo. USD LIBOR + 5.850%	268,076
	Dryden 55 CLO Ltd.
500,000	Series 2018-55A-F 7.324%, 04/15/2031(c)(f) 3 mo. USD LIBOR + 7.200%	471,237
	DT Auto Owner Trust
270,000	Series 2020-3A-D 1.840%, 06/15/2026(c)	270,710
	Education Funding Trust
418,521	Series 2020-A-A 2.790%, 07/25/2041(c)	423,506
	Exeter Automobile Receivables Trust
305,000	Series 2020-2A-D 4.730%, 04/15/2026(c)	319,858
	Fillmore Park CLO Ltd.
500,000	Series 2018-1A-E 5.524%, 07/15/2030(c)(f) 3 mo. USD LIBOR + 5.400%	488,050
	First Investors Auto Owner Trust
160,000	Series 2019-2A-D 2.800%, 12/15/2025(c)	162,556
365,000	Series 2019-2A-E 3.880%, 01/15/2026(c)	372,349
	FirstKey Homes Trust
775,000	Series 2020-SFR1-F1 3.638%, 08/17/2037(c)	787,014
1,010,000	Series 2020-SFR2-F1 3.017%, 10/19/2037(c)	1,008,445
	Flagship Credit Auto Trust
595,000	Series 2020-1-D 2.480%, 03/16/2026(c)	603,282

Principal Amount^		Value
	Galaxy XXVI CLO Ltd.
$ 715,000	Series 2018-26A-E 6.010%, 11/22/2031(c)(f) 3 mo. USD LIBOR + 5.850%	$699,266
	Gilbert Park CLO Ltd.
500,000	Series 2017-1A-E 6.524%, 10/15/2030(c)(f) 3 mo. USD LIBOR + 6.400%	500,176
	GLS Auto Receivables Issuer Trust
1,000,000	Series 2021-4A-E 4.430%, 10/16/2028(c)	1,002,204
	Goldentree Loan Management US CLO 3 Ltd.
500,000	Series 2018-3A-D 2.982%, 04/20/2030(c)(f) 3 mo. USD LIBOR + 2.850%	496,598
	Greystone Commercial Real Estate Notes Ltd.
355,000	Series 2021-HC2-A 1.890%, 12/15/2039(c)(f) 1 mo. USD LIBOR + 1.800%	356,246
	GSAA Home Equity Trust
568,077	Series 2006-10-AF5 6.948%, 06/25/2036(g)	213,339
	Hayfin US XII Ltd.
300,000	Series 2020-12A-D 4.292%, 01/20/2034(c)(f) 3 mo. USD LIBOR + 4.160%	300,393
	Highbridge Loan Management Ltd.
500,000	Series 2013-2A-DR 6.732%, 10/20/2029(c)(f) 3 mo. USD LIBOR + 6.600%	484,416
	Hilton Grand Vacations Trust
85,574	Series 2018-AA-C 4.000%, 02/25/2032(c)	87,717
	Horizon Aircraft Finance I Ltd.
2,901,388	Series 2018-1-C 6.657%, 12/15/2038(c)	2,273,990
	HPEFS Equipment Trust
265,000	Series 2020-1A-D 2.260%, 02/20/2030(c)	268,469
	HPS Loan Management Ltd.
2,000,000	Series 6A-2015-DR 5.240%, 02/05/2031(c)(f) 3 mo. USD LIBOR + 5.100%	1,854,410
	Kestrel Aircraft Funding Ltd.
504,572	Series 2018-1A-A 4.250%, 12/15/2038(c)	493,794
	LCM 26 Ltd.
500,000	Series 26A-E 5.432%, 01/20/2031(c)(f) 3 mo. USD LIBOR + 5.300%	441,251
	LCM Loan Income Fund I Income Note Issuer Ltd.
500,000	Series 27A-E 5.722%, 07/16/2031(c)(f) 3 mo. USD LIBOR + 5.600%	456,158
	LCM XVII L.P.
1,000,000	Series 17A-ER 6.124%, 10/15/2031(c)(f) 3 mo. USD LIBOR + 6.000%	916,037
	LCM XX L.P.
500,000	Series 20A-ER 5.582%, 10/20/2027(c)(f) 3 mo. USD LIBOR + 5.450%	488,677

The accompanying notes are an integral part of these financial statements.

52	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Legacy Mortgage Asset Trust
$ 430,781	Series 2019-GS4-A1 3.438%, 05/25/2059(c)(g)	$431,442
	Lehman XS Trust
2,095,310	Series 2005-6-3A3A 6.260%, 11/25/2035(g)	1,335,144
	Madison Park Funding XIV Ltd.
1,000,000	Series 2014-14A-ER 5.928%, 10/22/2030(c)(f) 3 mo. USD LIBOR + 5.800%	970,136
	Madison Park Funding XXII Ltd.
1,000,000	Series 2016-22A-ER 6.824%, 01/15/2033(c)(f) 3 mo. USD LIBOR + 6.700%	993,491
	Madison Park Funding XXVI Ltd.
445,000	Series 2007-4A-DR 3.128%, 07/29/2030(c)(f) 3 mo. USD LIBOR + 3.000%	439,022
	Madison Park Funding XXX Ltd.
395,000	Series 2018-30A-D 2.624%, 04/15/2029(c)(f) 3 mo. USD LIBOR + 2.500%	390,221
	Madison Park Funding XXXI Ltd.
270,000	Series 2018-31A-C 2.274%, 01/23/2031(c)(f) 3 mo. USD LIBOR + 2.150%	270,040
	Madison Park Funding XXXVIII Ltd.
500,000	Series 2021-38A-E 6.134%, 07/17/2034(c)(f) 3 mo. USD LIBOR + 6.000%	492,076
	MAPS Ltd.
493,948	Series 2018-1A-A 4.212%, 05/15/2043(c)	484,565
237,485	Series 2019-1A-A 4.458%, 03/15/2044(c)	233,821
	Mercury Financial Credit Card Master Trust
260,000	Series 2021-1A-B 2.330%, 03/20/2026(c)	257,343
	Milos CLO Ltd.
500,000	Series 2017-1A-ER 6.282%, 10/20/2030(c)(f) 3 mo. USD LIBOR + 6.150%	490,685
	Mosaic Solar Loans LLC
1,152,439	Series 2017-2A-B 4.770%, 06/22/2043(c)	1,222,903
	MVW LLC
58,628	Series 2020-1A-C 4.210%, 10/20/2037(c)	60,175
	MVW Owner Trust
60,103	Series 2019-1A-C 3.330%, 11/20/2036(c)	60,616
446,987	Series 2021-1WA-D 3.170%, 01/22/2041(c)	444,722
	Myers Park CLO Ltd.
1,000,000	Series 2018-1A-E 5.632%, 10/20/2030(c)(f) 3 mo. USD LIBOR + 5.500%	971,745

Principal Amount^		Value
	Navient Private Education Refi Loan Trust
$ 260,000	Series 2018-A-B 3.680%, 02/18/2042(c)	$264,191
855,000	Series 2019-FA-B 3.120%, 08/15/2068(c)	871,486
180,000	Series 2019-GA-B 3.080%, 10/15/2068(c)	184,385
320,000	Series 2020-FA-B 2.690%, 07/15/2069(c)	323,139
	Neuberger Berman CLO XVI-S Ltd.
500,000	Series 2017-16SA-ER 6.374%, 04/15/2034(c)(f) 3 mo. USD LIBOR + 6.250%	500,228
	Neuberger Berman CLO XXIII Ltd.
1,000,000	Series 2016-23A-ER 5.872%, 10/17/2027(c)(f) 3 mo. USD LIBOR + 5.750%	991,795
	Neuberger Berman Loan Advisers CLO 24 Ltd.
1,000,000	Series 2017-24A-E 6.144%, 04/19/2030(c)(f) 3 mo. USD LIBOR + 6.020%	985,985
	Neuberger Berman Loan Advisers CLO 26 Ltd.
1,000,000	Series 2017-26A-INC 0.000%, 10/18/2030(c)(h)	715,058
	Neuberger Berman Loan Advisers CLO 37 Ltd.
500,000	Series 2020-37A-ER 5.882%, 07/20/2031(c)(f) 3 mo. USD LIBOR + 5.750%	488,966
	Neuberger Berman Loan Advisers CLO 42 Ltd.
500,000	Series 2021-42A-E 6.072%, 07/16/2035(c)(f) 3 mo. USD LIBOR + 5.950%	497,324
	Octagon Investment Partners 26 Ltd.
1,000,000	Series 2016-1A-FR 8.214%, 07/15/2030(c)(f) 3 mo. USD LIBOR + 8.090%	908,549
	Octagon Investment Partners 29 Ltd.
1,000,000	Series 2016-1A-ER 7.374%, 01/24/2033(c)(f) 3 mo. USD LIBOR + 7.250%	1,000,066
	Octagon Investment Partners 39 Ltd.
275,000	Series 2018-3A-E 5.882%, 10/20/2030(c)(f) 3 mo. USD LIBOR + 5.750%	267,299
	Octagon Investment Partners 40 Ltd.
500,000	Series 2019-1A-ER 7.113%, 01/20/2035(c)(f) 3 mo. USD LIBOR + 7.000%	497,371
	Octagon Investment Partners XVI Ltd.
1,000,000	Series 2013-1A-ER 5.872%, 07/17/2030(c)(f) 3 mo. USD LIBOR + 5.750%	953,109
1,500,000	Series 2013-1A-SUB 0.000%, 07/17/2030(c)(h)	359,195
	Octagon Investment Partners XXI Ltd.
500,000	Series 2014-1A-DRR 7.156%, 02/14/2031(c)(f) 3 mo. USD LIBOR + 7.000%	492,385
	Octagon Investment Partners XXII Ltd.
835,000	Series 2014-1A-CRR 2.028%, 01/22/2030(c)(f) 3 mo. USD LIBOR + 1.900%	833,399

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	53

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	OHA Credit Funding 3 Ltd.
$ 500,000	Series 2019-3A-ER 6.382%, 07/02/2035(c)(f) 3 mo. USD LIBOR + 6.250%	$497,906
	OHA Credit Funding 4 Ltd.
980,000	Series 2019-4A-ER 6.528%, 10/22/2036(c)(f) 3 mo. USD LIBOR + 6.400%	967,665
	OHA Credit Funding 5 Ltd.
475,000	Series 2020-5A-C 2.122%, 04/18/2033(c)(f) 3 mo. USD LIBOR + 2.000%	475,576
	OneMain Financial Issuance Trust
594,308	Series 2015-3A-B 4.160%, 11/20/2028(c)	595,112
290,000	Series 2020-1A-B 4.830%, 05/14/2032(c)	297,332
265,000	Series 2020-2A-C 2.760%, 09/14/2035(c)	269,902
	OZLM XXIII Ltd.
255,000	Series 2019-23A-DR 3.874%, 04/15/2034(c)(f) 3 mo. USD LIBOR + 3.750%	253,341
	Pagaya AI Debt Selection Trust
800,000	Series 2021-5-CERT 0.010%, 08/15/2029(c)	1,241,599
	Palmer Square CLO Ltd.
260,000	Series 2015-2A-BR2 2.082%, 07/20/2030(c)(f) 3 mo. USD LIBOR + 1.950%	259,717
	Parallel Ltd.
700,000	Series 2017-1A-CR 2.132%, 07/20/2029(c)(f) 3 mo. USD LIBOR + 2.000%	689,864
1,005,000	Series 2018-2A-B 2.282%, 10/20/2031(c)(f) 3 mo. USD LIBOR + 2.150%	980,292
	Planet Fitness Master Issuer LLC
764,400	Series 2019-1A-A2 3.858%, 12/05/2049(c)	789,339
	PNMAC FMSR Issuer Trust
7,300,000	Series 2018-FT1-A 2.442%, 04/25/2023(c)(f) 1 mo. USD LIBOR + 2.350%	7,294,269
	Prestige Auto Receivables Trust
330,000	Series 2019-1A-E 3.900%, 05/15/2026(c)	335,416
210,000	Series 2020-1A-E 3.670%, 02/15/2028(c)	214,914
	Progress Residential Trust
630,000	Series 2019-SFR1-E 4.466%, 08/17/2035(c)	632,741
235,000	Series 2019-SFR3-D 2.871%, 09/17/2036(c)	234,497
255,000	Series 2020-SFR3-F 2.796%, 10/17/2027(c)	251,470
140,000	Series 2021-SFR1-F 2.757%, 04/17/2038(c)	133,578

Principal Amount^		Value
$ 3,500,000	Series 2021-SFR10-F 4.608%, 12/17/2038(c)	$3,547,150
170,000	Series 2021-SFR2-E2 2.647%, 04/19/2038(c)	168,242
7,000,000	Series 2021-SFR2-G 4.254%, 04/19/2038(c)	7,063,573
355,000	Series 2021-SFR3-F 3.436%, 05/17/2026(c)	352,973
735,000	Series 2021-SFR4-F 3.407%, 05/17/2038(c)	726,813
250,000	Series 2021-SFR5-F 3.158%, 07/17/2038(c)	243,632
125,000	Series 2021-SFR6-E2 2.525%, 07/17/2038(c)	122,903
835,000	Series 2021-SFR7-F 3.834%, 08/17/2040(c)	818,122
	Rockford Tower CLO Ltd.
700,000	Series 2017-2A-CR 2.024%, 10/15/2029(c)(f) 3 mo. USD LIBOR + 1.900%	700,126
	RR 2 Ltd.
500,000	Series 2017-2A-DR 5.924%, 04/15/2036(c)(f) 3 mo. USD LIBOR + 5.800%	494,485
	RR 6 Ltd.
500,000	Series 2019-6A-DR 5.974%, 04/15/2036(c)(f) 3 mo. USD LIBOR + 5.850%	496,280
	S-Jets Ltd.
1,030,680	Series 2017-1-A 3.967%, 08/15/2042(c)	1,005,590
	Santander Drive Auto Receivables Trust
890,000	Series 2020-1-D 5.350%, 03/15/2028	946,669
300,000	Series 2020-2-D 2.220%, 09/15/2026	304,485
	SCF Equipment Leasing LLC
295,000	Series 2021-1A-E 3.560%, 08/20/2032(c)	293,160
	Sierra Timeshare Receivables Funding LLC
277,731	Series 2020-2A-C 3.510%, 07/20/2037(c)	282,770
	Slam Ltd.
247,044	Series 2021-1A-B 3.422%, 06/15/2046(c)	246,877
	SLM Private Credit Student Loan Trust
170,000	Series 2003-A-A3 3.604%, 06/15/2032(f)	170,282
531,000	Series 2003-B-A3 3.609%, 03/15/2033(f)	532,036
50,000	Series 2003-B-A4 3.609%, 03/15/2033(f)	50,098
	SoFi Consumer Loan Program Trust
18,636	Series 2018-2-B 3.790%, 04/26/2027(c)	18,676
380,000	Series 2019-4-C 2.840%, 08/25/2028(c)	385,332
	SoFi Professional Loan Program LLC
94,610	Series 2016-A-B 3.570%, 01/26/2038(c)	94,996
133,000	Series 2017-F-R1 0.010%, 01/25/2041(c)	3,085,701

The accompanying notes are an integral part of these financial statements.

54	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	SoFi Professional Loan Program Trust
$ 360,000	Series 2020-A-BFX 3.120%, 05/15/2046(c)	$370,174
45,000	Series 2020-A-R1 0.010%, 05/15/2046(c)	1,893,795
	Sound Point CLO XXXII Ltd.
500,000	Series 2021-4A-E 6.818%, 10/25/2034(c)(f) 3 mo. USD LIBOR + 6.700%	487,897
	SpringCastle America Funding LLC
642,604	Series 2020-AA-A 1.970%, 09/25/2037(c)	640,463
	Sprite Ltd.
2,335,923	Series 2017-1-A 4.250%, 12/15/2037(c)	2,313,000
292,457	Series 2017-1-B 5.750%, 12/15/2037(c)	262,934
2,977,260	Series 2021-1-A 3.750%, 11/15/2046(c)	2,932,483
	Stewart Park CLO Ltd.
500,000	Series 2015-1A-ER 5.404%, 01/15/2030(c)(f) 3 mo. USD LIBOR + 5.280%	480,373
	Textainer Marine Containers VII Ltd.
99,205	Series 2020-1A-A 2.730%, 08/21/2045(c)	99,643
560,000	Series 2021-1A-A 1.680%, 02/20/2046(c)	545,949
224,000	Series 2021-1A-B 2.520%, 02/20/2046(c)	221,082
	THL Credit Wind River CLO Ltd.
2,000,000	Series 2014-2A-INC 0.010%, 01/15/2031(c)	590,342
500,000	Series 2017-3A-ER 7.174%, 04/15/2035(c)(f) 3 mo. USD LIBOR + 7.050%	494,757
500,000	Series 2018-2A-E 5.874%, 07/15/2030(c)(f) 3 mo. USD LIBOR + 5.750%	479,005
	TICP CLO VII Ltd.
280,000	Series 2017-7A-CR 2.274%, 04/15/2033(c)(f) 3 mo. USD LIBOR + 2.150%	280,293
	TICP CLO XV Ltd.
250,000	Series 2020-15A-C 2.282%, 04/20/2033(c)(f) 3 mo. USD LIBOR + 2.150%	250,260
	Towd Point Mortgage Trust
310,000	Series 2018-5-M1 3.250%, 07/25/2058(c)(h)	318,816
385,000	Series 2019-2-M1 3.750%, 12/25/2058(c)(h)	400,235
916,853	Series 2019-4-A1 2.900%, 10/25/2059(c)(h)	935,886
	Trestles CLO II Ltd.
335,000	Series 2018-2A-D 5.874%, 07/25/2031(c)(f) 3 mo. USD LIBOR + 5.750%	319,855

Principal Amount^		Value
	Tricon American Homes Trust
$ 250,000	Series 2020-SFR1-E 3.544%, 07/17/2038(c)	$253,502
290,000	Series 2020-SFR2-E1 2.730%, 11/17/2039(c)	283,650
	Tryon Park CLO Ltd.
1,000,000	Series 2013-1A-DR 6.074%, 04/15/2029(c)(f) 3 mo. USD LIBOR + 5.950%	992,130
	Upstart Pass-Through Trust
1,000,000	Series 2021-ST8-CERT 0.010%, 10/20/2029(c)	1,256,632
929,000	Series 2021-ST9-CERT 0.010%, 11/20/2029(c)	1,229,739
	Upstart Securitization Trust
1,000	Series 2021-2-CERT 0.010%, 06/20/2031	753,861
	VCAT LLC
295,505	Series 2021-NPL5-A1 1.868%, 08/25/2051(c)(g)	291,661
	VOLT XCII LLC
3,000,000	Series 2021-NPL1-A2 4.949%, 02/27/2051(c)(g)	2,972,400
	VOLT XCIII LLC
721,106	Series 2021-NPL2-A1 1.893%, 02/27/2051(c)(g)	716,077
	VOLT XCIV LLC
675,000	Series 2021-NPL3-A2 4.949%, 02/27/2051(c)(g)	668,206
	VOLT XCVI LLC
345,000	Series 2021-NPL5-A2 4.826%, 03/27/2051(c)(g)	341,944
	Voya CLO Ltd.
500,000	Series 2018-2A-E 5.374%, 07/15/2031(c)(f) 3 mo. USD LIBOR + 5.250%	450,221
500,000	Series 2019-1A-ER 6.244%, 04/15/2031(c)(f) 3 mo. USD LIBOR + 6.120%	489,696
	WAVE Trust
506,011	Series 2017-1A-A 3.844%, 11/15/2042(c)	494,648
	Webster Park CLO Ltd.
1,000,000	Series 2015-1A-DR 5.632%, 07/20/2030(c)(f) 3 mo. USD LIBOR + 5.500%	979,254
	Wendy’s Funding LLC
1,012,800	Series 2018-1A-A2II 3.884%, 03/15/2048(c)	1,056,039
174,800	Series 2019-1A-A2II 4.080%, 06/15/2049(c)	187,226
	Westlake Automobile Receivables Trust
390,000	Series 2020-3A-D 1.650%, 02/17/2026(c)	391,166
	Willis Engine Structured Trust
225,172	Series 2020-A-A 3.228%, 03/15/2045(c)	219,601
1,871,998	Series 2021-A-C 7.385%, 05/15/2046(c)	1,845,948

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	55

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Wind River CLO Ltd.
$ 500,000	Series 2021-2A-E 6.562%, 07/20/2034(c)(f) 3 mo. USD LIBOR + 6.430%	$486,129

TOTAL ASSET-BACKED SECURITIES (Cost $165,434,878)		154,589,094

BANK LOANS: 2.0%
	AAdvantage Loyalty IP Ltd.
225,000	5.500%, 04/20/2028(f) 3 mo. LIBOR + 4.750%	233,538
	Aegion Corp.
179,550	5.500%, 05/17/2028(f) 3 mo. LIBOR + 4.750%	180,597
	Air Canada
290,000	4.250%, 08/11/2028(f) 3 mo. LIBOR + 3.500%	290,155
	Air Methods Corp.
1,164,515	4.500%, 04/22/2024(f) 3 mo. LIBOR + 3.500%	1,109,201
	American Tire Distributors Holdings, Inc.
495,000	7.000%, 10/08/2028(f) 3 mo. LIBOR + 6.250%	499,066
	AmWINS Group, Inc.
133,347	3.000%, 02/19/2028(f) 1 mo. LIBOR + 2.250%	132,528
	Applied Systems, Inc.
1,060,000	6.250%, 09/19/2025(f) 3 mo. LIBOR + 5.500%	1,071,167
	Astra Acquisition Corp.
925,000	5.750%, 10/25/2028(f) 1 mo. LIBOR + 5.250%	910,357
1,070,000	9.625%, 10/22/2029(f) 1 mo. LIBOR + 8.875%	1,056,625
	Asurion LLC
160,000	5.354%, 01/31/2028(f) 1 mo. LIBOR + 5.250%	160,700
	Atlas Purchaser, Inc.
625,499	6.000%, 05/08/2028(f) 3 mo. LIBOR + 5.250%	617,680
	Aveanna Healthcare LLC
885,000	7.500%, 12/10/2029(f) 3 mo. LIBOR + 7.000%	883,894
	BJ Services LLC
182,782	8.500%, 01/03/2023(b)(f) 3 mo. LIBOR + 7.000%	173,643
	Blackhawk Network Holdings, Inc.
125,000	7.125%, 06/15/2026(f) 1 mo. LIBOR + 7.000%	124,609
	Bright Bidco B.V.
861,447	4.000%-4.500%, 06/30/2024(f) 3 mo. LIBOR + 3.500%	667,578
	Cengage Learning, Inc.
403,988	5.750%, 07/14/2026(f) 3 mo. LIBOR + 4.750%	405,607
	ClubCorp Holdings, Inc.
147,604	2.970%, 09/18/2024(f) 3 mo. LIBOR + 2.750%	142,458

Principal Amount^		Value
	Constant Contact, Inc.
$ 1,260,000	8.250%, 02/12/2029(f) 6 mo. LIBOR + 7.500%	$1,247,400
	CoreLogic, Inc.
543,638	4.000%, 06/02/2028(f) 1 mo. LIBOR + 3.500%	543,909
	Curium BidCo S.A R.L.
405,000	8.500%, 10/27/2028(f) 3 mo. LIBOR + 7.750%	409,556
	Cvent, Inc.
427,993	3.854%, 11/29/2024(f) 1 mo. LIBOR + 3.750%	427,858
	Cyxtera DC Holdings, Inc.
464,951	4.000%, 05/01/2024(f) 6 mo. LIBOR + 3.000%	461,090
	DCert Buyer, Inc.
485,000	7.104%, 02/19/2029(f) 1 mo. LIBOR + 7.000%	487,020
	DG Investment Intermediate Holdings 2, Inc.
420,000	7.500%, 03/30/2029(f) 1 mo. LIBOR + 6.750%	421,050
	DirecTV Financing LLC
211,240	5.750%, 08/02/2027(f) 3 mo. LIBOR + 5.000%	211,707
	Envision Healthcare Corp.
681,952	3.854%, 10/10/2025(f) 1 mo. LIBOR + 3.750%	550,891
840,126	7.000%, 10/10/2025(f) 1 mo. LIBOR + 6.000%	633,526
	Finastra USA, Inc.
457,706	4.500%, 06/13/2024(f) 6 mo. LIBOR + 3.500%	456,276
405,000	8.250%, 06/13/2025(f) 3 mo. LIBOR + 7.250%	405,047
	Gainwell Acquisition Corp.
733,989	4.750%, 10/01/2027(f) 3 mo. LIBOR + 4.000%	736,834
	GOGO Intermediate Holdings LLC
218,900	4.500%, 04/30/2028(f) 3 mo. LIBOR + 3.750%	219,154
	Grab Holdings, Inc.
635,200	5.500%, 01/29/2026(f) 1 mo. LIBOR + 4.500%	638,640
	Gulf Finance LLC
415,749	6.854%-7.750%, 08/25/2026(f) 3 mo. LIBOR + 6.750%	389,896
	Hilton Grand Vacations Borrower LLC
334,163	3.500%, 08/02/2028(f) 1 mo. LIBOR + 3.000%	334,956
	ION Trading Finance Ltd.
373,125	4.974%, 04/03/2028(f) 3 mo. LIBOR + 4.750%	374,576
	Jazz Financing Lux S.A.R.L.
278,600	4.000%, 05/05/2028(f) 1 mo. LIBOR + 3.500%	279,976
	Kenan Advantage Group, Inc.
220,000	8.000%, 09/01/2027(f) 3 mo. LIBOR + 7.250%	219,725
	Lealand Finance Company B.V.
273,000	0.000%, 06/28/2024(i)	154,245
51,237	3.104%, 06/28/2024(f) 1 mo. LIBOR + 3.000%	30,486

The accompanying notes are an integral part of these financial statements.

56	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	Lealand Finance Company B.V. (Continued)
$ 581,126	4.131%, 06/30/2024(f) 3 mo. LIBOR + 4.000%	$307,997
1,430,832	1.104%-3.000%, 06/30/2025(f) 1 mo. LIBOR + 1.000%	646,257
727,579	0.000%, 06/30/2027(i)	385,617
	Mediaco Holding, Inc.
2,112,715	9.400%, 11/21/2024(b)(f) 1 mo. LIBOR + 8.400%	1,964,825
	Medline Borrower, L.P.
265,000	3.750%, 10/23/2028(f) 1 mo. LIBOR + 3.250%	265,240
	Minotaur Acquisition, Inc.
1,067,556	4.854%, 03/27/2026(f) 1 mo. LIBOR + 4.750%	1,063,553
	MLN U.S. Holding Co. LLC
376,347	4.603%, 11/30/2025(f) 1 mo. LIBOR + 4.500%	364,629
	Motel 6
134,663	5.750%, 09/09/2026(f) 1 mo. LIBOR + 5.000%	135,673
	Ola Singapore PTE, Ltd.
245,000	7.000%, 12/03/2026 SOFR + 6.250%	247,450
	Playtika Holding Corp.
684,825	2.854%, 03/13/2028(f) 1 mo. LIBOR + 2.750%	682,969
	Riverbed Technology, Inc.
549,931	9.000%, 12/08/2026(f) 3 mo. LIBOR + 8.000%	539,161
	Sweetwater Borrower LLC
340,000	5.500%, 08/07/2028(f) 1 mo. LIBOR + 4.750%	340,850
	Team Health Holdings, Inc.
825,500	3.750%, 02/06/2024(f) 1 mo. LIBOR + 2.750%	791,654
	Think & Learn Private Ltd.
325,000	6.250%, 11/05/2026(f) 3 mo. LIBOR + 5.500%	329,739
	Tibco Software, Inc.
390,000	7.250%, 03/03/2028(f) 1 mo. LIBOR + 7.250%	392,030
	Travel Leaders Group LLC
953,479	4.104%, 01/25/2024(f) 1 mo. LIBOR + 4.000%	874,721
	Travelport Finance (Luxembourg) S.A.R.L.
853,487	10.750%, 02/28/2025(f) 3 mo. LIBOR + 9.000%	879,676
309,780	6.974%, 05/29/2026 3 mo. LIBOR + 6.750%	258,822
	United Airlines, Inc.
312,638	4.500%, 04/21/2028(f) 1 mo. LIBOR + 3.750%	314,466
	Vantage Specialty Chemicals, Inc.
992,015	4.500%, 10/28/2024(f) 3 mo. LIBOR + 3.500%	975,274
	Viad Corp.
379,050	5.500%, 07/30/2028(f) 3 mo. LIBOR + 5.000%	378,815

Principal Amount^		Value
	Waterbridge Midstream Operating LLC
$ 668,165	6.750%, 06/22/2026(f) 6 mo. LIBOR + 5.750%	$652,713
	Weber-Stephen Products LLC
223,828	4.000%, 10/30/2027(f) 1 mo. LIBOR + 3.250%	224,457
	Ziggo B.V.
490,000 (EUR)	3.000%, 01/31/2029(f) 6 mo. EURIBOR + 3.000%	550,472

TOTAL BANK LOANS (Cost $34,462,036)		31,860,281

CONVERTIBLE BONDS: 1.6%

Communications: 0.4%
	DISH Network Corp.
210,000	0.000%, 12/15/2025(j)	211,558
3,925,000	3.375%, 08/15/2026	3,725,033
	Expedia Group, Inc.
10,000	0.000%, 02/15/2026(c)(j)	11,555
	Palo Alto Networks, Inc.
595,000	0.375%, 06/01/2025	1,130,143
	Twitter, Inc.
420,000	0.000%, 03/15/2026(c)(j)	378,252
	Uber Technologies, Inc.
695,000	0.000%, 12/15/2025(j)	685,618
	Zillow Group, Inc.
70,000	1.375%, 09/01/2026	112,831

		6,254,990

Consumer, Cyclical: 0.3%
	Cineplex, Inc.
1,041,000 (CAD)	5.750%, 09/30/2025(c)	1,089,859
	JetBlue Airways Corp.
195,000	0.500%, 04/01/2026(c)	182,757
	Lightning eMotors, Inc.
1,060,000	7.500%, 05/15/2024(c)	853,085
	NCL Corp. Ltd.
775,000	1.125%, 02/15/2027(c)	729,508
	Peloton Interactive, Inc.
300,000	0.000%, 02/15/2026(c)(j)	255,750
	Penn National Gaming, Inc.
130,000	2.750%, 05/15/2026	309,076
	Southwest Airlines Co.
1,235,000	1.250%, 05/01/2025	1,650,886

		5,070,921

Consumer, Non-cyclical: 0.7%
	BioMarin Pharmaceutical, Inc.
2,595,000	1.250%, 05/15/2027	2,719,819
	Dermira, Inc.
3,806,000	3.000%, 05/15/2022	3,846,914
	Guardant Health, Inc.
215,000	0.000%, 11/15/2027(j)	218,569
	Ionis Pharmaceuticals, Inc.
270,000	0.000%, 04/01/2026(c)(j)	238,788
	Livongo Health, Inc.
560,000	0.875%, 06/01/2025	643,922
	Teladoc Health, Inc.
1,675,000	1.250%, 06/01/2027	1,533,672

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	57

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

CONVERTIBLE BONDS (CONTINUED)

Consumer, Non-cyclical (continued)
	UpHealth, Inc.
$ 1,509,000	6.250%, 06/15/2026(c)	$1,294,873

		10,496,557

Technology: 0.2%
	Bilibili, Inc.
315,000	0.500%, 12/01/2026(c)	269,640
	Kaleyra, Inc.
1,424,000	6.125%, 06/01/2026(c)	1,465,011
	Nutanix, Inc.
325,000	0.250%, 10/01/2027(c)	297,375
	Splunk, Inc.
805,000	1.125%, 06/15/2027	754,688
	Zynga, Inc.
950,000	0.000%, 12/15/2026(j)	871,712

		3,658,426

TOTAL CONVERTIBLE BONDS (Cost $25,965,714)		25,480,894

CORPORATE BONDS: 28.1%

Basic Materials: 1.2%
	ABJA Investment Co. Pte Ltd.
210,000	5.450%, 01/24/2028	229,962
	Alpek SAB de C.V.
200,000	3.250%, 02/25/2031(c)	199,787
	Ashland LLC
1,845,000	3.375%, 09/01/2031(c)	1,833,810
	Braskem Idesa SAPI
450,000	6.990%, 02/20/2032(c)	452,426
	Braskem Netherlands Finance B.V.
800,000	4.500%, 01/31/2030(c)	852,184
200,000	5.875%, 01/31/2050(c)	230,781
	CAP S.A.
300,000	3.900%, 04/27/2031	282,296
	CF Industries, Inc.
1,000,000	5.150%, 03/15/2034	1,208,112
	Cia de Minas Buenaventura S.A.A.
660,000	5.500%, 07/23/2026(c)	644,840
	Eldorado Gold Corp.
220,000	6.250%, 09/01/2029(c)	224,026
	First Quantum Minerals Ltd.
600,000	7.500%, 04/01/2025(c)	617,985
1,445,000	6.875%, 03/01/2026(c)	1,502,684
740,000	6.875%, 10/15/2027(c)	797,235
	FMG Resources August 2006 Pty Ltd.
495,000	4.375%, 04/01/2031(c)	520,606
	Freeport-McMoRan, Inc.
450,000	4.250%, 03/01/2030	475,396
20,000	4.625%, 08/01/2030	21,483
215,000	5.400%, 11/14/2034	262,066
	Glencore Funding LLC
1,245,000	2.850%, 04/27/2031(c)	1,233,328
	Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
410,000	9.000%, 07/01/2028(c)	437,812

Principal Amount^		Value

Basic Materials (continued)
	JSW Steel Ltd.
$ 355,000	5.050%, 04/05/2032(c)	$350,214
	Metinvest B.V.
500,000	7.750%, 10/17/2029	495,785
	Olin Corp.
300,000	5.625%, 08/01/2029	325,437
	Orbia Advance Corp. SAB de C.V.
595,000	2.875%, 05/11/2031(c)	586,277
	Resolute Forest Products, Inc.
500,000	4.875%, 03/01/2026(c)	508,920
	SPCM S.A.
205,000	3.375%, 03/15/2030(c)	197,832
	Suzano Austria GmbH
510,000	3.750%, 01/15/2031	519,175
	Unifrax Escrow Issuer Corp.
70,000	7.500%, 09/30/2029(c)	70,799
	Valvoline, Inc.
3,240,000	3.625%, 06/15/2031(c)	3,142,071
	Vedanta Resources Finance II Plc
250,000	9.250%, 04/23/2026(c)	233,299
200,000	9.250%, 04/23/2026	186,639
	Volcan Cia Minera S.A.A.
95,000	4.375%, 02/11/2026(c)	92,744

		18,736,011

Communications: 2.5%
	Bharti Airtel Ltd.
320,000	3.250%, 06/03/2031(c)	324,110
	CCO Holdings LLC / CCO Holdings Capital Corp.
3,915,000	4.250%, 01/15/2034(c)	3,858,771
	Cengage Learning, Inc.
460,000	9.500%, 06/15/2024(c)	463,353
	Charter Communications Operating LLC / Charter Communications Operating Capital
2,980,000	4.400%, 12/01/2061	3,102,468
	CommScope Technologies LLC
640,000	5.000%, 03/15/2027(c)	599,040
	CommScope, Inc.
1,510,000	7.125%, 07/01/2028(c)	1,485,712
	CSC Holdings LLC
3,105,000	4.625%, 12/01/2030(c)	2,943,354
235,000	5.000%, 11/15/2031(c)	226,822
	DIRECTV Financing LLC / DIRECTIVE Financing Co-Obligor, Inc.
205,000	5.875%, 08/15/2027(c)	210,088
	DISH DBS Corp.
1,330,000	5.250%, 12/01/2026(c)	1,352,976
280,000	5.750%, 12/01/2028(c)	283,325
1,185,000	5.125%, 06/01/2029	1,080,270
	Embarq Corp.
925,000	7.995%, 06/01/2036	1,037,517
	Endure Digital, Inc.
590,000	6.000%, 02/15/2029(c)	549,529
	Expedia Group, Inc.
710,000	3.250%, 02/15/2030	726,013
	Frontier Communications Holdings LLC
195,000	6.750%, 05/01/2029(c)	203,098

The accompanying notes are an integral part of these financial statements.

58	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Communications (continued)
	iHeartCommunications, Inc.
$ 350,000	5.250%, 08/15/2027(c)	$364,385
735,000	4.750%, 01/15/2028(c)	746,503
	Intelsat Jackson Holdings S.A.
825,000	8.500%, 10/15/2024(c)(k)	378,984
	Kenbourne Invest S.A.
825,000	6.875%, 11/26/2024(c)	861,976
	McGraw-Hill Education, Inc.
195,000	5.750%, 08/01/2028(c)	193,345
	Netflix, Inc.
275,000	4.875%, 04/15/2028	313,974
555,000	5.875%, 11/15/2028	668,320
80,000	6.375%, 05/15/2029	99,526
35,000	5.375%, 11/15/2029(c)	41,622
500,000	4.875%, 06/15/2030(c)	583,988
	Oi S.A.
550,000	10.000%, 07/27/2025(e) PIK rate 12.000%	483,244
	SoftBank Group Corp.
600,000	4.625%, 07/06/2028	586,221
205,000	5.250%, 07/06/2031	205,641
	Switch Ltd.
5,010,000	4.125%, 06/15/2029(c)	5,129,914
	T-Mobile USA, Inc.
60,000	2.400%, 03/15/2029(c)	60,686
1,445,000	3.375%, 04/15/2029	1,474,868
715,000	3.500%, 04/15/2031	744,837
110,000	2.700%, 03/15/2032(c)	110,952
	Telecom Argentina S.A
100,000	8.000%, 07/18/2026	95,429
	Telesat Canada / Telesat LLC
135,000	5.625%, 12/06/2026(c)	126,919
	Uber Technologies, Inc.
285,000	6.250%, 01/15/2028(c)	306,344
5,940,000	4.500%, 08/15/2029(c)	6,060,077
	Viavi Solutions, Inc.
1,200,000	3.750%, 10/01/2029(c)	1,201,662

		39,285,863

Consumer, Cyclical: 4.6%
	Bath & Body Works, Inc.
1,278,000	6.625%, 10/01/2030(c)	1,449,476
	Boyd Gaming Corp.
2,423,000	4.750%, 12/01/2027	2,475,785
	Carnival Corp.
95,000	7.625%, 03/01/2026(c)	99,708
940,000	5.750%, 03/01/2027(c)	941,410
75,000	6.000%, 05/01/2029(c)	74,773
	Carvana Co.
605,000	5.625%, 10/01/2025(c)	607,057
4,605,000	5.875%, 10/01/2028(c)	4,618,861
	Century Communities, Inc.
2,407,000	3.875%, 08/15/2029(c)	2,428,507
	Churchill Downs, Inc.
3,369,000	4.750%, 01/15/2028(c)	3,492,693
	Crocs, Inc.
1,640,000	4.250%, 03/15/2029(c)	1,621,944
1,760,000	4.125%, 08/15/2031(c)	1,722,996

Principal Amount^		Value

Consumer, Cyclical (continued)
	CWT Travel Group, Inc.
$ 124,674	8.500%, 11/19/2026(c)	$126,966
	Dealer Tire LLC / DT Issuer LLC
565,000	8.000%, 02/01/2028(c)	588,919
	Everi Holdings, Inc.
70,000	5.000%, 07/15/2029(c)	70,815
	Ford Motor Co.
2,561,000	3.250%, 02/12/2032	2,627,586
	Ford Motor Credit Co. LLC
3,050,000	4.000%, 11/13/2030	3,286,466
200,000	3.625%, 06/17/2031	210,250
	General Motors Co.
645,000	5.400%, 04/01/2048	827,513
510,000	5.950%, 04/01/2049	701,920
	General Motors Financial Co., Inc.
310,000	5.750%, 09/30/2027(h)(d) 3 mo. USD LIBOR + 3.598%	332,475
255,000	6.500%, 09/30/2028(h)(d) 3 mo. USD LIBOR + 3.436%	283,333
100,000	5.700%, 09/30/2030(h)(d) 5 year CMT + 4.997%	114,375
	Genm Capital Labuan Ltd.
700,000	3.882%, 04/19/2031(c)	683,612
	Goodyear Tire & Rubber Co. (The)
1,700,000	5.000%, 07/15/2029(c)	1,829,370
	Hilton Domestic Operating Co., Inc.
2,200,000	3.625%, 02/15/2032(c)	2,192,091
	Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc
495,000	5.000%, 06/01/2029(c)	508,145
160,000	4.875%, 07/01/2031(c)	160,241
	Hyatt Hotels Corp.
195,000	5.375%, 04/23/2025	216,402
	LGI Homes, Inc.
720,000	4.000%, 07/15/2029(c)	718,362
	Lithia Motors, Inc.
220,000	3.875%, 06/01/2029(c)	226,129
	Macy’s Retail Holdings LLC
2,167,000	5.875%, 04/01/2029(c)	2,314,139
	Marriott International, Inc.
275,000	4.625%, 06/15/2030	309,981
	Marriott Ownership Resorts, Inc.
230,000	4.500%, 06/15/2029(c)	231,877
	Murphy Oil USA, Inc.
1,725,000	3.750%, 02/15/2031(c)	1,716,694
	NCL Corp. Ltd.
610,000	5.875%, 03/15/2026(c)	608,094
	NCL Finance Ltd.
200,000	6.125%, 03/15/2028(c)	197,335
	Papa John’s International, Inc.
1,800,000	3.875%, 09/15/2029(c)	1,793,655
	Park River Holdings, Inc.
120,000	5.625%, 02/01/2029(c)	114,769
	Penn National Gaming, Inc.
180,000	4.125%, 07/01/2029(c)	174,873
	PetSmart, Inc. / PetSmart Finance Corp.
500,000	7.750%, 02/15/2029(c)	544,007

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	59

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Consumer, Cyclical (continued)
	Premier Entertainment Sub LLC / Premier Entertainment Finance Corp.
$ 240,000	5.625%, 09/01/2029(c)	$238,463
190,000	5.875%, 09/01/2031(c)	190,950
	Royal Caribbean Cruises Ltd.
145,000	4.250%, 07/01/2026(c)	140,605
985,000	5.500%, 04/01/2028(c)	998,081
	Scientific Games International, Inc.
635,000	7.000%, 05/15/2028(c)	677,329
225,000	7.250%, 11/15/2029(c)	251,247
	SeaWorld Parks & Entertainment, Inc.
1,100,000	5.250%, 08/15/2029(c)	1,121,736
	Superior Plus L.P. / Superior General Partner, Inc.
2,900,000	4.500%, 03/15/2029(c)	2,985,028
	SWF Escrow Issuer Corp.
450,000	6.500%, 10/01/2029(c)	433,174
	Tempur Sealy International, Inc.
2,970,000	4.000%, 04/15/2029(c)	3,026,237
1,149,000	3.875%, 10/15/2031(c)	1,152,958
	TKC Holdings, Inc.
320,000	10.500%, 05/15/2029(c)	346,054
	Travel & Leisure Co.
420,000	6.625%, 07/31/2026(c)	466,217
35,000	6.000%, 04/01/2027	38,168
740,000	4.500%, 12/01/2029(c)	747,400
265,000	4.625%, 03/01/2030(c)	267,119
	Tri Pointe Homes, Inc.
2,200,000	5.700%, 06/15/2028	2,423,036
	United Airlines Pass Through Trust
1,466,454	Series 2019-2-B 3.500%, 11/01/2029	1,441,568
143,680	Series 2020-1-B 4.875%, 07/15/2027	149,810
	United Airlines, Inc.
120,000	4.375%, 04/15/2026(c)	125,286
120,000	4.625%, 04/15/2029(c)	124,000
	Vista Outdoor, Inc.
2,060,000	4.500%, 03/15/2029(c)	2,075,996
	Wabash National Corp.
1,350,000	4.500%, 10/15/2028(c)	1,365,187
	Wheel Pros, Inc.
230,000	6.500%, 05/15/2029(c)	221,123
	Wolverine Escrow LLC
109,000	9.000%, 11/15/2026(c)	103,672
	Wyndham Hotels & Resorts, Inc.
2,220,000	4.375%, 08/15/2028(c)	2,290,207
	Yum! Brands, Inc.
2,926,000	4.750%, 01/15/2030(c)	3,171,594
2,684,000	4.625%, 01/31/2032	2,856,944

		72,672,793

Consumer, Non-cyclical: 4.2%
	Acadia Healthcare Co., Inc.
1,775,000	5.500%, 07/01/2028(c)	1,868,258
1,150,000	5.000%, 04/15/2029(c)	1,183,373

Principal Amount^		Value

Consumer, Non-cyclical (continued)
	Adani Ports & Special Economic Zone Ltd.
$ 480,000	4.200%, 08/04/2027(c)	$498,615
	Air Methods Corp.
460,000	8.000%, 05/15/2025(c)	394,353
	Atento Luxco 1 S.A.
100,000	8.000%, 02/10/2026(c)	106,939
	Avantor Funding, Inc.
4,950,000	4.625%, 07/15/2028(c)	5,168,617
1,055,000	3.875%, 11/01/2029(c)	1,068,024
	Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
2,336,000	4.750%, 04/01/2028(c)	2,392,041
	Bausch Health Cos., Inc.
535,000	5.000%, 01/30/2028(c)	493,043
110,000	5.250%, 01/30/2030(c)	96,970
310,000	5.250%, 02/15/2031(c)	272,893
	BECLE SAB DE C.V.
740,000	2.500%, 10/14/2031(c)	729,596
	Block, Inc.
320,000	3.500%, 06/01/2031(c)	328,554
	Camposol S.A.
400,000	6.000%, 02/03/2027	415,446
	Carriage Services, Inc.
1,931,000	4.250%, 05/15/2029(c)	1,924,270
	Centene Corp.
250,000	3.000%, 10/15/2030	254,560
1,090,000	2.500%, 03/01/2031	1,062,946
405,000	2.625%, 08/01/2031	397,574
	Charles River Laboratories International, Inc.
4,733,000	4.250%, 05/01/2028(c)	4,929,112
800,000	4.000%, 03/15/2031(c)	820,836
	CHS / Community Health Systems, Inc.
305,000	6.875%, 04/15/2029(c)	311,185
	Corp. Azucarera del Peru S.A.
100,000	6.375%, 08/02/2022	99,541
	Coty, Inc.
70,000	6.500%, 04/15/2026(c)	72,277
	Fomento Economico Mexicano SAB de C.V.
858,000	3.500%, 01/16/2050	901,072
	Frigorifico Concepcion S.A.
400,000	7.700%, 07/21/2028(c)	403,580
	Gartner, Inc.
3,350,000	3.625%, 06/15/2029(c)	3,392,461
2,366,000	3.750%, 10/01/2030(c)	2,422,394
	Grifols Escrow Issuer S.A.
315,000	4.750%, 10/15/2028(c)	321,889
	HCA, Inc.
410,000	3.500%, 09/01/2030	434,139
	Hertz Corp. (The)
1,370,000	5.000%, 12/01/2029(c)	1,373,644
	Ingles Markets, Inc.
1,700,000	4.000%, 06/15/2031(c)	1,715,189
	JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc.
255,000	3.750%, 12/01/2031(c)	259,191
	Korn Ferry
1,800,000	4.625%, 12/15/2027(c)	1,856,583

The accompanying notes are an integral part of these financial statements.

60	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Consumer, Non-cyclical (continued)
	Kraft Heinz Foods Co.
$ 400,000	4.375%, 06/01/2046	$470,080
730,000	4.875%, 10/01/2049	920,134
	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
430,000	7.000%, 12/31/2027(c)	406,002
	MARB BondCo Plc
1,525,000	3.950%, 01/29/2031(c)	1,458,861
	Molina Healthcare, Inc.
250,000	3.875%, 05/15/2032(c)	251,969
	Natura Cosmeticos S.A.
330,000	4.125%, 05/03/2028(c)	323,935
	PECF USS Intermediate Holding III Corp.
220,000	8.000%, 11/15/2029(c)	228,149
	Pilgrim’s Pride Corp.
545,000	4.250%, 04/15/2031(c)	573,092
700,000	3.500%, 03/01/2032(c)	710,633
	Post Holdings, Inc.
1,600,000	5.625%, 01/15/2028(c)	1,697,680
1,350,000	4.500%, 09/15/2031(c)	1,342,062
	Primo Water Holdings, Inc.
980,000	4.375%, 04/30/2029(c)	971,807
	Pyxus Holdings, Inc.
245,100	10.000%, 08/24/2024	211,041
	Radiology Partners, Inc.
590,000	9.250%, 02/01/2028(c)	620,406
	Sabre GLBL, Inc.
180,000	7.375%, 09/01/2025(c)	188,345
	Service Corp. International
5,047,000	4.000%, 05/15/2031	5,117,330
	Spectrum Brands, Inc.
800,000	3.875%, 03/15/2031(c)	791,180
	Tenet Healthcare Corp.
2,281,000	6.125%, 10/01/2028(c)	2,413,880
	Teva Pharmaceutical Finance Netherlands II B.V.
1,455,000 (EUR)	6.000%, 01/31/2025	1,784,807
	Teva Pharmaceutical Finance Netherlands III B.V.
395,000	7.125%, 01/31/2025	423,108
925,000	3.150%, 10/01/2026	870,952
4,795,000	4.100%, 10/01/2046	4,059,279
	TriNet Group, Inc.
1,595,000	3.500%, 03/01/2029(c)	1,591,308
	Triton Water Holdings, Inc.
340,000	6.250%, 04/01/2029(c)	326,573
	United Natural Foods, Inc.
1,400,000	6.750%, 10/15/2028(c)	1,501,185
	WASH Multifamily Acquisition, Inc.
185,000	5.750%, 04/15/2026(c)	194,656

		67,417,619

Diversified: 0.0%
	ABM Investama Tbk PT
250,000	9.500%, 08/05/2026(c)	238,912

Principal Amount^		Value

Energy: 4.4%
	AI Candelaria Spain SLU
$ 250,000	5.750%, 06/15/2033	$242,226
250,000	5.750%, 06/15/2033(c)	242,226
	Aker BP ASA
1,175,000	3.750%, 01/15/2030(c)	1,246,671
300,000	4.000%, 01/15/2031(c)	325,090
	Antero Resources Corp.
3,296,000	7.625%, 02/01/2029(c)	3,663,784
850,000	5.375%, 03/01/2030(c)	910,082
	Baytex Energy Corp.
2,461,000	8.750%, 04/01/2027(c)	2,580,358
	Civitas Resources, Inc.
1,810,000	5.000%, 10/15/2026(c)	1,830,181
	Continental Resources, Inc.
3,935,000	5.750%, 01/15/2031(c)	4,640,545
	DCP Midstream Operating L.P.
85,000	5.125%, 05/15/2029	96,170
675,000	3.250%, 02/15/2032	681,153
	Delek Logistics Partners L.P. / Delek Logistics Finance Corp.
1,800,000	7.125%, 06/01/2028(c)	1,874,556
	Diamondback Energy, Inc.
2,300,000	3.500%, 12/01/2029	2,441,454
	Ecopetrol S.A.
375,000	4.625%, 11/02/2031	365,254
500,000	5.875%, 05/28/2045	478,983
	Energean Israel Finance Ltd.
325,000	5.375%, 03/30/2028(c)	321,344
425,000	5.875%, 03/30/2031(c)	418,464
	EQT Corp.
45,000	3.125%, 05/15/2026(c)	46,249
120,000	3.900%, 10/01/2027	129,000
120,000	5.000%, 01/15/2029	133,071
440,000	3.625%, 05/15/2031(c)	457,184
	Frontera Energy Corp.
400,000	7.875%, 06/21/2028(c)	372,616
	FS Luxembourg S.A.R.L.
200,000	10.000%, 12/15/2025(c)	219,497
	Geopark Ltd.
350,000	6.500%, 09/21/2024	358,288
	Gran Tierra Energy, Inc.
550,000	7.750%, 05/23/2027(c)	500,363
	Gray Oak Pipeline LLC
70,000	3.450%, 10/15/2027(c)	73,239
	Gulfport Energy Operating Corp.
145,000	6.625%, 05/01/2023(k)	0
287,000	6.000%, 10/15/2024(k)	0
137,000	6.375%, 05/15/2025(k)	0
144,000	6.375%, 01/15/2026(k)	0
	Hess Midstream Operations L.P.
140,000	4.250%, 02/15/2030(c)	139,189
	Hunt Oil Co. of Peru LLC Sucursal Del Peru
383,200	6.375%, 06/01/2028	387,990
	Indika Energy Capital IV Pte Ltd.
450,000	8.250%, 10/22/2025	468,563
	Kosmos Energy Ltd.
400,000	7.125%, 04/04/2026	388,984
	Laredo Petroleum, Inc.
1,150,000	10.125%, 01/15/2028	1,207,477
1,130,000	7.750%, 07/31/2029(c)	1,103,338

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	61

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Energy (continued)
	Leviathan Bond Ltd.
$ 335,000	6.500%, 06/30/2027(c)	$360,313
	Matador Resources Co.
5,053,000	5.875%, 09/15/2026	5,211,437
	Medco Laurel Tree Pte Ltd.
250,000	6.950%, 11/12/2028(c)	248,168
	MEG Energy Corp.
4,460,000	7.125%, 02/01/2027(c)	4,756,278
1,150,000	5.875%, 02/01/2029(c)	1,207,235
	Murphy Oil Corp.
1,310,000	6.375%, 07/15/2028	1,394,312
	NGD Holdings B.V.
250,000	6.750%, 12/31/2026	229,375
	NGL Energy Operating LLC / NGL Energy Finance Corp.
685,000	7.500%, 02/01/2026(c)	707,334
	Northern Oil and Gas, Inc.
1,786,000	8.125%, 03/01/2028(c)	1,886,766
	Occidental Petroleum Corp.
45,000	4.500%, 07/15/2044	46,418
55,000	4.625%, 06/15/2045	57,146
300,000	4.100%, 02/15/2047	294,455
345,000	4.200%, 03/15/2048	345,559
25,000	4.400%, 08/15/2049	25,350
	Ovintiv, Inc.
75,000	8.125%, 09/15/2030	99,931
20,000	7.200%, 11/01/2031	25,996
15,000	7.375%, 11/01/2031	19,596
70,000	6.500%, 08/15/2034	90,312
145,000	6.625%, 08/15/2037	190,450
30,000	6.500%, 02/01/2038	39,055
	PBF Holding Co. LLC / PBF Finance Corp.
420,000	9.250%, 05/15/2025(c)	399,989
	PDC Energy, Inc.
500,000	5.750%, 05/15/2026	516,882
	Penn Virginia Holdings LLC
1,700,000	9.250%, 08/15/2026(c)	1,765,875
	Pertamina Persero PT
300,000	4.150%, 02/25/2060	302,353
	Peru LNG Srl
300,000	5.375%, 03/22/2030	260,082
	Petrobras Global Finance B.V.
550,000	5.500%, 06/10/2051	511,211
	Petroleos Mexicanos
1,590,000	5.950%, 01/28/2031	1,548,183
1,420,000	6.625%, 06/15/2035	1,366,750
400,000	6.375%, 01/23/2045	348,114
200,000	6.750%, 09/21/2047	177,895
	Precision Drilling Corp.
1,240,000	6.875%, 01/15/2029(c)	1,265,575
	Range Resources Corp.
4,046,000	8.250%, 01/15/2029	4,518,350
	Saudi Arabian Oil Co.
935,000	3.250%, 11/24/2050(c)	913,515
	SierraCol Energy Andina LLC
400,000	6.000%, 06/15/2028(c)	376,566
200,000	6.000%, 06/15/2028	188,283

Principal Amount^		Value

Energy (continued)
	SM Energy Co.
$ 4,230,000	6.500%, 07/15/2028	$4,384,057
	Southwestern Energy Co.
80,000	4.750%, 02/01/2032	84,372
	Sunoco L.P. / Sunoco Finance Corp.
2,900,000	4.500%, 05/15/2029	2,949,938
900,000	4.500%, 04/30/2030(c)	923,787
	Transocean, Inc.
400,000	11.500%, 01/30/2027(c)	392,416
	Tullow Oil Plc
300,000	10.250%, 05/15/2026(c)	303,509
	UEP Penonome II S.A.
384,767	6.500%, 10/01/2038(c)	403,366
	Western Midstream Operating L.P.
105,000	5.300%, 02/01/2030	115,816
50,000	5.450%, 04/01/2044	59,821
160,000	5.300%, 03/01/2048	193,033
35,000	5.500%, 08/15/2048	41,910
135,000	6.500%, 02/01/2050	159,842
	YPF S.A.
450,000	6.950%, 07/21/2027(c)	295,065

		70,345,630

Financial: 5.2%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
300,000	6.500%, 07/15/2025	343,203
245,000	3.650%, 07/21/2027	258,549
665,000	3.875%, 01/23/2028	706,306
375,000	3.000%, 10/29/2028	380,921
475,000	3.300%, 01/30/2032	485,281
450,000	3.400%, 10/29/2033	459,315
	Agile Group Holdings Ltd.
200,000	6.875%, 03/07/2023(h)(d) -1*5 year CMT + 9.216%	98,000
200,000	5.500%, 04/21/2025	120,092
200,000	7.750%, 05/25/2025(h)(d) -1*5 year CMT + 11.083%	96,050
400,000	6.050%, 10/13/2025	240,932
	Air Lease Corp.
1,185,000	3.125%, 12/01/2030	1,211,838
	Aircastle Ltd.
1,295,000	4.250%, 06/15/2026	1,389,266
175,000	5.250%, 06/15/2026(c)(h)(d) 5 year CMT + 4.410%	179,375
	Ally Financial, Inc.
995,000	4.700%, 05/15/2028(h)(d) 7 year CMT + 3.481%	1,028,133
	Alpha Holding S.A. de C.V.
600,000	9.000%, 02/10/2025(c)	89,022
	Antares Holdings L.P.
255,000	3.950%, 07/15/2026(c)	262,714
450,000	2.750%, 01/15/2027(c)	441,556
	Ares Capital Corp.
785,000	2.875%, 06/15/2028	784,138
750,000	3.200%, 11/15/2031	739,059
	Assurant, Inc.
1,960,000	3.700%, 02/22/2030	2,084,401
	Athene Holding Ltd.
355,000	3.500%, 01/15/2031	376,216

The accompanying notes are an integral part of these financial statements.

62	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Financial (continued)
	Banco Davivienda S.A.
$ 200,000	6.650%, 04/22/2031(c)(h)(d) 10 year CMT + 5.097%	$203,281
	Banco do Brasil S.A.
550,000	6.250%, 04/15/2024(h)(d) 10 year CMT + 4.398%	547,101
	Banco General S.A.
200,000	5.250%, 05/07/2031(c)(h)(d) 10 year CMT + 3.665%	202,801
	Banco GNB Sudameris S.A.
200,000	6.500%, 04/03/2027(h) 5 year CMT + 4.561%	199,026
350,000	7.500%, 04/16/2031(c)(h) 5 year CMT + 6.660%	347,867
	Banco Hipotecario S.A.
12,020,000 (ARS)	38.167%, 11/07/2022(c)(f) BADLARPP + 4.000%	53,782
	Banco Macro S.A.
7,805,000 (ARS)	17.500%, 05/08/2022(c)	34,793
250,000	6.750%, 11/04/2026(h) 5 year USD Swap + 5.463%	208,700
	Banco Mercantil del Norte S.A.
350,000	6.625%, 01/24/2032(c)(h)(d) 10 year CMT + 5.034%	348,950
	Banco Santander Mexico S.A.
500,000	8.500%, 01/20/2022(h)(d) 5 year CMT + 6.472%	502,250
	Barclays Plc
660,000	4.375%, 03/15/2028(h)(d) 5 year CMT + 3.410%	648,120
400,000	5.088%, 06/20/2030(h) 3 mo. USD LIBOR + 3.054%	454,564
740,000	3.564%, 09/23/2035(h) 5 year CMT + 2.900%	759,527
	Barings BDC, Inc.
410,000	3.300%, 11/23/2026(c)	405,982
	Blackstone Secured Lending Fund
1,295,000	2.125%, 02/15/2027(c)	1,262,058
	Central China Real Estate Ltd.
230,000	7.650%, 08/27/2023	151,800
205,000	7.750%, 05/24/2024	129,150
200,000	7.250%, 07/16/2024	126,000
400,000	7.250%, 08/13/2024	252,000
205,000	7.500%, 07/14/2025	128,638
	CFLD Cayman Investment Ltd.
200,000	7.125%, 04/08/2022	56,000
400,000	6.920%, 06/16/2022	112,000
200,000	8.750%, 09/28/2022(k)	55,500
	China Aoyuan Group Ltd.
200,000	6.200%, 03/24/2026	39,760
	China Evergrande Group
200,000	9.500%, 04/11/2022	32,538
200,000	8.750%, 06/28/2025	31,500
	CIFI Holdings Group Co. Ltd.
200,000	4.450%, 08/17/2026	186,736
	Credito Real SAB de C.V. Sofom ER
550,000	9.125%, 11/29/2022(h)(d) 5 year CMT + 7.026%	266,153

Principal Amount^		Value

Financial (continued)
	Credivalores-Crediservicios SAS
$ 100,000	9.750%, 07/27/2022	$97,925
300,000	8.875%, 02/07/2025(c)	222,783
	Deutsche Bank AG
1,200,000	3.729%, 01/14/2032(h) SOFR + 2.757%	1,229,515
150,000	3.035%, 05/28/2032(h) SOFR + 1.718%	151,451
	Docuformas SAPI de C.V.
300,000	10.250%, 07/24/2024(c)	268,915
	Easy Tactic Ltd.
200,000	5.875%, 02/13/2023	75,500
200,000	11.750%, 08/02/2023	74,500
	Enova International, Inc.
1,020,000	8.500%, 09/01/2024(c)	1,044,398
	Fantasia Holdings Group Co. Ltd.
200,000	11.875%, 06/01/2023	49,000
	FS KKR Capital Corp.
1,185,000	3.400%, 01/15/2026	1,205,078
495,000	3.125%, 10/12/2028	493,307
	Gilex Holding S.A.R.L.
510,000	8.500%, 05/02/2023	518,415
	Global Atlantic Fin Co.
570,000	4.400%, 10/15/2029(c)	614,831
	goeasy Ltd.
1,368,000	4.375%, 05/01/2026(c)	1,393,383
	HSBC Holdings Plc
1,540,000	1.162%, 11/22/2024(h) SOFR + 0.580%	1,536,252
	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp.
4,764,000	4.750%, 09/15/2024	4,948,915
925,000	6.250%, 05/15/2026	964,595
537,000	5.250%, 05/15/2027	552,468
610,000	4.375%, 02/01/2029	595,674
	Iron Mountain, Inc.
2,800,000	4.500%, 02/15/2031(c)	2,835,000
	iStar, Inc.
3,822,000	4.750%, 10/01/2024	3,970,064
1,050,000	4.250%, 08/01/2025	1,075,147
	Itau Unibanco Holding S.A.
500,000	4.625%, 02/27/2025(h)(d) 5 year CMT + 3.222%	469,262
	Jababeka International B.V.
200,000	6.500%, 10/05/2023	187,828
	Kaisa Group Holdings Ltd.
1,005,000	9.375%, 06/30/2024	268,837
200,000	10.500%, 01/15/2025	53,696
800,000	11.250%, 04/16/2025	212,000
200,000	9.950%, 07/23/2025	53,000
600,000	11.700%, 11/11/2025(k)	156,900
400,000	11.650%, 06/01/2026	105,100
	Kennedy-Wilson, Inc.
380,000	4.750%, 02/01/2030	385,784
	KWG Group Holdings Ltd.
210,000	6.300%, 02/13/2026	150,177
	Logan Group Co. Ltd.
200,000	7.000%, 05/31/2022(h)(d) 5 year CMT + 6.000%	173,500

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	63

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Financial (continued)
	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc.
$ 3,597,000	5.625%, 05/01/2024	$3,848,736
550,000	4.625%, 06/15/2025(c)	587,502
1,414,000	5.750%, 02/01/2027	1,599,489
	National Health Investors, Inc.
100,000	3.000%, 02/01/2031	96,692
	Nationstar Mortgage Holdings, Inc.
445,000	5.750%, 11/15/2031(c)	443,400
	Navient Corp.
1,592,000	4.875%, 03/15/2028	1,590,416
	Oaktree Specialty Lending Corp.
160,000	2.700%, 01/15/2027	158,957
	Operadora de Servicios Mega S.A. de C.V. Sofom ER
400,000	8.250%, 02/11/2025(c)	372,410
	Owl Rock Capital Corp.
945,000	3.400%, 07/15/2026	961,738
580,000	2.875%, 06/11/2028	570,229
	Owl Rock Technology Finance Corp.
105,000	2.500%, 01/15/2027	102,958
	RKP Overseas Finance 2016 A Ltd.
200,000	7.950%, 02/17/2022(d)	172,885
	RKPF Overseas 2019 E Ltd.
300,000	7.750%, 11/18/2024(h)(d) 5 year CMT + 6.003%	256,322
	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc.
1,760,000	2.875%, 10/15/2026(c)	1,749,158
1,100,000	3.625%, 03/01/2029(c)	1,105,703
1,165,000	3.875%, 03/01/2031(c)	1,184,269
1,175,000	4.000%, 10/15/2033(c)	1,191,462
	Ronshine China Holdings Ltd.
200,000	7.350%, 12/15/2023	76,000
350,000	6.750%, 08/05/2024	133,000
	SBA Communications Corp.
3,356,000	3.125%, 02/01/2029(c)	3,226,928
	Shimao Group Holdings Ltd.
340,000	4.750%, 07/03/2022	246,925
	Shimao Group Holdings Ltd.
200,000	5.200%, 01/16/2027	122,500
400,000	3.450%, 01/11/2031	239,600
	Societe Generale S.A.
1,605,000	3.653%, 07/08/2035(c)(h) 5 year CMT + 3.000%	1,656,779
	Standard Chartered Plc
830,000	3.265%, 02/18/2036(c)(h) 5 year CMT + 2.300%	820,809
	Starwood Property Trust, Inc.
3,700,000	4.750%, 03/15/2025	3,851,903
1,957,000	3.625%, 07/15/2026(c)	1,949,280
	Sunac China Holdings Ltd.
200,000	6.500%, 01/10/2025	128,000
200,000	7.000%, 07/09/2025	127,612
1,010,000	6.500%, 01/26/2026	642,532

Principal Amount^		Value

Financial (continued)
	Theta Capital Pte Ltd.
$ 200,000	8.125%, 01/22/2025	$211,081
300,000	6.750%, 10/31/2026	302,465
	Times China Holdings Ltd.
400,000	6.200%, 03/22/2026	273,880
200,000	5.750%, 01/14/2027	137,000
	Unifin Financiera SAB de C.V.
600,000	8.875%, 01/29/2025(h)(d) 5 year CMT + 6.308%	355,599
	Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC
300,000	6.500%, 02/15/2029(c)	299,424
	VICI Properties L.P. / VICI Note Co., Inc.
1,690,000	4.250%, 12/01/2026(c)	1,762,307
	Westpac Banking Corp.
1,525,000	1.019%, 11/18/2024	1,522,050
	World Acceptance Corp.
1,736,000	7.000%, 11/01/2026(c)	1,742,145
	Yuzhou Group Holdings Co. Ltd.
540,000	7.700%, 02/20/2025	159,300
500,000	8.300%, 05/27/2025	147,500
200,000	7.375%, 01/13/2026	58,000
710,000	7.850%, 08/12/2026	205,900
1,940,000	6.350%, 01/13/2027	551,775
	Zhenro Properties Group Ltd.
400,000	6.630%, 01/07/2026	258,828

		82,855,592

Government: 0.0%
	International Finance Corp.
25,580,000 (INR)	5.850%, 11/25/2022	345,966

Industrial: 3.0%
	Advanced Drainage Systems, Inc.
1,585,000	5.000%, 09/30/2027(c)	1,643,336
	Artera Services LLC
150,000	9.033%, 12/04/2025(c)	158,858
	ATS Automation Tooling Systems, Inc.
1,550,000	4.125%, 12/15/2028(c)	1,563,934
	Ball Corp.
2,963,000	4.875%, 03/15/2026	3,266,856
	Boeing Co. (The)
1,375,000	2.196%, 02/04/2026	1,375,358
460,000	2.250%, 06/15/2026	461,436
195,000	2.950%, 02/01/2030	199,084
500,000	5.150%, 05/01/2030	583,568
235,000	3.375%, 06/15/2046	228,765
25,000	3.625%, 03/01/2048	24,971
295,000	3.900%, 05/01/2049	310,136
435,000	3.750%, 02/01/2050	454,932
475,000	5.805%, 05/01/2050	646,521
80,000	3.825%, 03/01/2059	81,149
110,000	3.950%, 08/01/2059	115,077
	Bombardier, Inc.
900,000	7.125%, 06/15/2026(c)	934,835
4,386,000	7.875%, 04/15/2027(c)	4,550,387
200,000	6.000%, 02/15/2028(c)	200,890
	Builders FirstSource, Inc.
5,477,000	4.250%, 02/01/2032(c)	5,705,993

The accompanying notes are an integral part of these financial statements.

64	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Industrial (continued)
	Cemex SAB de C.V.
$355,000	5.125%, 06/08/2026(c)(h)(d) 5 year CMT + 4.534%	$367,157
400,000	5.450%, 11/19/2029(c)	429,172
820,000	5.200%, 09/17/2030(c)	881,726
1,110,000	3.875%, 07/11/2031(c)	1,107,686
	Danaos Corp.
800,000	8.500%, 03/01/2028(c)	877,136
	Embraer Netherlands Finance B.V.
230,000	5.050%, 06/15/2025	238,264
	GMR Hyderabad International Airport Ltd.
735,000	5.375%, 04/10/2024	758,707
580,000	4.750%, 02/02/2026(c)	580,104
	HTA Group Ltd.
1,100,000	7.000%, 12/18/2025(c)	1,150,050
	IHS Holding Ltd, Co.
365,000	5.625%, 11/29/2026(c)	369,745
330,000	6.250%, 11/29/2028(c)	335,198
	Indian Railway Finance Corp. Ltd.
550,000	2.800%, 02/10/2031(c)	536,943
	Interpipe Holdings Plc
200,000	8.375%, 05/13/2026(c)	181,100
	Leonardo US Holdings, Inc.
438,000	6.250%, 01/15/2040(c)	513,577
	Louisiana-Pacific Corp.
1,500,000	3.625%, 03/15/2029(c)	1,532,047
	Sealed Air Corp.
4,400,000	4.000%, 12/01/2027(c)	4,591,686
	Sensata Technologies, Inc.
418,000	4.375%, 02/15/2030(c)	439,500
	Silgan Holdings, Inc.
1,000,000	4.125%, 02/01/2028	1,022,810
	Spirit AeroSystems, Inc.
80,000	4.600%, 06/15/2028	80,321
	Stoneway Capital Corp.
177,117	10.000%, 03/01/2027(k)	55,572
	Tervita Corp.
258,000	11.000%, 12/01/2025(c)	297,657
	TopBuild Corp.
4,270,000	4.125%, 02/15/2032(c)	4,388,215
	Triumph Group, Inc.
595,000	6.250%, 09/15/2024(c)	599,370
150,000	7.750%, 08/15/2025	149,031
	WESCO Distribution, Inc.
2,955,000	7.250%, 06/15/2028(c)	3,244,413

		47,233,273

Technology: 2.3%
	Alpha Debit/Credit
12,735	10.000%, 08/05/2022	12,735
	Austin BidCo, Inc.
435,000	7.125%, 12/15/2028(c)	449,755
	Black Knight InfoServ LLC
4,002,000	3.625%, 09/01/2028(c)	4,002,921
	Broadcom, Inc.
1,335,000	4.300%, 11/15/2032	1,504,015
	Castle US Holding Corp.
850,000	9.500%, 02/15/2028(c)	887,328

Principal Amount^		Value

Technology (continued)
	CDW LLC / CDW Finance Corp.
$ 4,370,000	3.250%, 02/15/2029	$4,415,295
1,575,000	3.569%, 12/01/2031	1,640,953
	Entegris, Inc.
2,286,000	4.375%, 04/15/2028(c)	2,357,769
1,620,000	3.625%, 05/01/2029(c)	1,626,375
	Fair Isaac Corp.
160,000	4.000%, 06/15/2028(c)	164,685
	KBR, Inc.
1,000,000	4.750%, 09/30/2028(c)	1,021,480
	Microchip Technology, Inc.
270,000	0.983%, 09/01/2024(c)	265,253
	MSCI, Inc.
3,596,000	4.000%, 11/15/2029(c)	3,763,789
940,000	3.625%, 09/01/2030(c)	962,598
1,374,000	3.625%, 11/01/2031(c)	1,427,497
285,000	3.250%, 08/15/2033(c)	288,649
	Open Text Holdings, Inc.
1,000,000	4.125%, 12/01/2031(c)	1,011,555
	Oracle Corp.
380,000	3.950%, 03/25/2051	396,623
	PTC, Inc.
3,275,000	4.000%, 02/15/2028(c)	3,337,602
	Seagate HDD Cayman
950,000	4.125%, 01/15/2031	989,743
	SS&C Technologies, Inc.
2,260,000	5.500%, 09/30/2027(c)	2,364,423
	Synaptics, Inc.
1,800,000	4.000%, 06/15/2029(c)	1,829,583
	Ziff Davis, Inc.
1,139,000	4.625%, 10/15/2030(c)	1,170,146

		35,890,772

Utilities: 0.7%
	AES Argentina Generacion S.A.
150,000	7.750%, 02/02/2024	127,709
	AES Gener S.A.
300,000	7.125%, 03/26/2079(h) 5 year USD Swap + 4.644%	310,924
	Edison International
1,115,000	5.375%, 03/15/2026(h)(d) 5 year CMT + 4.698%	1,169,468
	Emera US Finance L.P.
4,500,000	2.639%, 06/15/2031	4,433,349
	Empresas Publicas de Medellin ESP
400,000	4.375%, 02/15/2031	376,664
	Guacolda Energia S.A.
300,000	4.560%, 04/30/2025	100,875
	Inkia Energy Ltd.
400,000	5.875%, 11/09/2027	416,562
	Instituto Costarricense
200,000	6.375%, 05/15/2043	170,439
	Instituto Costarricense de Electricidad
200,000	6.750%, 10/07/2031(c)	202,818
	Minejesa Capital B.V.
400,000	5.625%, 08/10/2037	418,604
	NextEra Energy Operating Partners L.P.
1,900,000	4.250%, 07/15/2024(c)	1,975,971
	Pacific Gas and Electric Co.
300,000	4.300%, 03/15/2045	304,923
35,000	4.950%, 07/01/2050	38,331
685,000	3.500%, 08/01/2050	638,446

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	65

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Utilities (continued)
	Pampa Energia S.A.
$150,000	9.125%, 04/15/2029(c)	$131,114

		10,816,197

TOTAL CORPORATE BONDS (Cost $444,432,160)		445,838,628

GOVERNMENT SECURITIES & AGENCY ISSUE: 2.4%
	Brazil Notas do Tesouro Nacional
7,438,000 (BRL)	Series F 10.000%, 01/01/2025	1,249,596
	Brazilian Government International Bond
700,000	4.750%, 01/14/2050	623,707
	Colombia Government International Bond
500,000	5.000%, 06/15/2045	453,125
	El Salvador Government International Bond
200,000	7.125%, 01/20/2050	110,002
	Export-Import Bank of Korea
22,200,000 (INR)	6.750%, 08/09/2022	301,216
114,100,000 (INR)	4.890%, 08/09/2023(c)	1,519,273
	Financiera de Desarrollo Territorial S.A.
3,329,000,000 (COP)	7.875%, 08/12/2024(c)	819,327
	Mexican Bonos
17,078,900 (MXN)	8.500%, 11/18/2038	878,366
28,809,000 (MXN)	Series M 6.750%, 03/09/2023	1,408,516
	Mexico Government International Bond
1,125,000	4.280%, 08/14/2041	1,168,594
300,000	4.500%, 01/31/2050	318,750
1,485,000	3.771%, 05/24/2061	1,372,363
	Provincia de Buenos Aires Government Bonds
72,825,000 (ARS)	38.045%, 05/31/2022 BADLARPP + 3.830%	349,374
15,545,000 (ARS)	37.922%, 04/12/2025(c) BADLARPP + 3.750%	65,513
	Ukraine Government International Bond
400,000	7.253%, 03/15/2033	354,404
	United States Treasury Bond
27,950,000	1.625%, 11/15/2050	26,171,463

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE (Cost $43,916,577)		37,163,589

LIMITED PARTNERSHIPS: 0.1%
35,594	GACP II L.P.(b)	1,100,726
1,300,000	U.S. Farming Realty Trust II L.P.(b)	910,035

TOTAL LIMITED PARTNERSHIPS (Cost $1,765,102)		2,010,761

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES: 14.1%
	510 Asset-Backed Trust
$451,224	Series 2021-NPL1-A1 2.240%, 06/25/2061(c)(g)	$448,224
	Adjustable Rate Mortgage Trust
264,212	Series 2006-1-2A1 3.459%, 03/25/2036(h)	182,515
	Alternative Loan Trust
90,146	Series 2003-22CB-1A1 5.750%, 12/25/2033	93,507
334,209	Series 2004-13CB-A4 0.000%, 07/25/2034(l)	276,397
51,083	Series 2004-16CB-1A1 5.500%, 07/25/2034	52,525
56,548	Series 2004-16CB-3A1 5.500%, 08/25/2034	58,079
142,928	Series 2004-J10-2CB1 6.000%, 09/25/2034	148,275
36,998	Series 2005-J1-2A1 5.500%, 02/25/2025	37,304
2,110,012	Series 2006-13T1-A13 6.000%, 05/25/2036	1,410,072
341,553	Series 2006-31CB-A7 6.000%, 11/25/2036	266,587
3,679,019	Series 2006-36T2-2A1 6.250%, 12/25/2036	2,281,403
435,259	Series 2006-J1-2A1 7.000%, 02/25/2036	98,400
190,958	Series 2007-16CB-2A1 0.552%, 08/25/2037(f) 1 mo. USD LIBOR + 0.450%	68,457
55,297	Series 2007-16CB-2A2 53.734%, 08/25/2037(f) -8.333*1 mo. USD LIBOR + 54.583%	124,892
2,913,052	Series 2007-16CB-4A1 0.502%, 08/25/2037(f) 1 mo. USD LIBOR + 0.400%	2,164,691
466,119	Series 2007-16CB-4A2 38.989%, 08/25/2037(f) -6*1 mo. USD LIBOR + 39.600%	878,532
345,792	Series 2007-19-1A34 6.000%, 08/25/2037	243,898
959,489	Series 2007-20-A12 6.250%, 08/25/2047	739,303
380,547	Series 2007-22-2A16 6.500%, 09/25/2037	214,989
2,105,979	Series 2007-HY2-1A 2.811%, 03/25/2047(h)	2,108,562
	Alternative Loan Trust Resecuritization
447,914	Series 2008-2R-2A1 8.404%, 08/25/2037(h)	291,152
3,215,532	Series 2008-2R-4A1 6.250%, 08/25/2037(h)	2,342,257
	American Home Mortgage Investment Trust
229,147	Series 2006-1-11A1 0.382%, 03/25/2046(f) 1 mo. USD LIBOR + 0.280%	222,037
	AREIT Trust
1,000,000	Series 2019-CRE3-D 2.764%, 09/14/2036(c)(f) SOFR 30-day + 2.814%	992,026

The accompanying notes are an integral part of these financial statements.

66	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Banc of America Alternative Loan Trust
$41,884	Series 2003-8-1CB1 5.500%, 10/25/2033	$43,308
537,515	Series 2006-7-A4 6.498%, 10/25/2036(g)	222,802
	Banc of America Funding Trust
42,071	Series 2005-7-3A1 5.750%, 11/25/2035	45,265
262,018	Series 2006-B-7A1 2.522%, 03/20/2036(h)	243,267
2,291,709	Series 2007-1-TA4 6.590%, 01/25/2037(g)	2,323,907
31,320	Series 2007-4-5A1 5.500%, 11/25/2034	31,507
1,882,542	Series 2010-R5-1A3 6.000%, 10/26/2037(c)(h)	1,846,259
	Banc of America Mortgage Trust
11,553	Series 2005-A-2A1 2.509%, 02/25/2035(h)	11,989
	Bancorp Commercial Mortgage Trust
563,592	Series 2019-CRE5-D 2.460%, 03/15/2036(c)(f) 1 mo. USD LIBOR + 2.350%	560,149
	BBCMS Mortgage Trust
710,000	Series 2020-BID-B 2.650%, 10/15/2037(c)(f) 1 mo. USD LIBOR + 2.540%	713,533
	BBCMS Trust
750,000	Series 2018-CBM-E 3.660%, 07/15/2037(c)(f) 1 mo. USD LIBOR + 3.550%	743,254
	BCAP LLC Trust
137,806	Series 2010-RR6-6A2 9.300%, 07/26/2037(c)(h)	100,780
2,055,247	Series 2011-R11-2A4 5.500%, 12/26/2035(c)	1,608,683
	Bear Stearns Adjustable Rate Mortgage Trust
2,866,165	Series 2005-12-25A1 1.889%, 02/25/2036(h)	2,411,018
	Bear Stearns Asset-Backed Securities I Trust
437,627	Series 2006-AC1-1A1 6.250%, 02/25/2036(g)	293,231
	Benchmark Mortgage Trust
547,000	Series 2020-B18-AGNF 4.139%, 07/15/2053(c)	545,051
1,637,000	Series 2021-B31-E 2.250%, 12/15/2054(c)	1,267,353
	BF Mortgage Trust
666,000	Series 2019-NYT-F 3.110%, 12/15/2035(c)(f) 1 mo. USD LIBOR + 3.000%	653,574
	BPR Trust
465,000	Series 2021-NRD-F 6.970%, 12/15/2023(c)(f) SOFR 30-day + 6.870%	469,112

Principal Amount^		Value
	BX Commercial Mortgage Trust
$1,274,000	Series 2019-IMC-G 3.710%, 04/15/2034(c)(f) 1 mo. USD LIBOR + 3.600%	$1,257,438
	BX Trust
850,000	Series 2017-SLCT-F 4.360%, 07/15/2034(c)(f) 1 mo. USD LIBOR + 4.250%	854,861
	Carbon Capital VI Commercial Mortgage Trust
343,565	Series 2019-FL2-B 2.960%, 10/15/2035(c)(f) 1 mo. USD LIBOR + 2.850%	332,694
	CFCRE Commercial Mortgage Trust
16,323,000	Series 2016-C7-XE 0.946%, 12/10/2054(c)(h)(m)	701,197
7,346,000	Series 2016-C7-XF 0.946%, 12/10/2054(c)(h)(m)	305,702
	CG-CCRE Commercial Mortgage Trust
103,219	Series 2014-FL2-COL1 3.610%, 11/15/2031(c)(f) 1 mo. USD LIBOR + 3.500%	95,132
201,524	Series 2014-FL2-COL2 4.610%, 11/15/2031(c)(f) 1 mo. USD LIBOR + 4.500%	143,755
	Chase Mortgage Finance Trust
2,656,497	Series 2007-S2-1A9 6.000%, 03/25/2037	1,837,396
1,357,572	Series 2007-S3-1A15 6.000%, 05/25/2037	882,520
	CIM Trust
550,944	Series 2021-NR2-A1 2.568%, 07/25/2059(c)(g)	550,113
	Citicorp Mortgage Securities Trust
1,919,150	Series 2006-7-1A1 6.000%, 12/25/2036	1,895,120
	Citigroup Commercial Mortgage Trust
870,000	Series 2014-GC21-D 4.943%, 05/10/2047(c)(h)	810,715
668,000	Series 2015-GC27-D 4.419%, 02/10/2048(c)(h)	644,830
1,497,000	Series 2018-TBR-F 3.760%, 12/15/2036(c)(f) 1 mo. USD LIBOR + 3.650%	1,486,871
	Citigroup Mortgage Loan Trust, Inc.
186,788	Series 2005-5-2A2 5.750%, 08/25/2035	152,522
2,060,076	Series 2005-5-3A2A 2.533%, 10/25/2035(h)	1,431,547
2,019,543	Series 2011-12-1A2 2.908%, 04/25/2036(c)(h)	1,453,173
	CitiMortgage Alternative Loan Trust
177,170	Series 2006-A5-1A13 0.552%, 10/25/2036(f) 1 mo. USD LIBOR + 0.450%	144,996
174,352	Series 2006-A5-1A2 6.448%, 10/25/2036(f)(m) -1*1 mo. USD LIBOR + 6.550%	25,972
1,571,370	Series 2007-A6-1A5 6.000%, 06/25/2037	1,629,081

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	67

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	COMM Mortgage Trust
$460,000	Series 2012-CR3-B 3.922%, 10/15/2045(c)	$455,706
40,000	Series 2012-LC4-C 5.558%, 12/10/2044(h)	39,099
1,868,035	Series 2014-UBS4-F 3.750%, 08/10/2047(c)	422,584
3,353,939	Series 2014-UBS4-G 3.750%, 08/10/2047(c)	286,145
7,000	Series 2014-UBS4-V 0.000%, 08/10/2047(c)(h)	1
1,989,000	Series 2018-HCLV-D 2.287%, 09/15/2033(c)(f) 1 mo. USD LIBOR + 2.177%	1,955,041
	Connecticut Avenue Securities Trust
169,347	Series 2020-R01-1M2 2.153%, 01/25/2040(c)(f) 1 mo. USD LIBOR + 2.050%	170,146
170,000	Series 2021-R01-1B1 3.150%, 10/25/2041(c)(f) SOFR 30-day + 3.100%	171,275
	Countrywide Home Loan GMSR Issuer Trust
1,980,000	Series 2018-GT1-A 2.852%, 05/25/2023(c)(f) 1 mo. USD LIBOR + 2.750%	1,987,630
	Countrywide Home Loan Mortgage Pass-Through Trust
5,615	Series 2004-HYB4-2A1 2.604%, 09/20/2034(h)	5,670
475,010	Series 2005-23-A1 5.500%, 11/25/2035	355,452
2,079,220	Series 2006-9-A1 6.000%, 05/25/2036	1,405,782
130,313	Series 2007-10-A5 6.000%, 07/25/2037	91,318
506,564	Series 2007-13-A5 6.000%, 08/25/2037	351,911
	Credit Suisse Commercial Mortgage Securities Corp.
140,000	Series 2019-SKLZ-D 3.710%, 01/15/2034(c)(f) 1 mo. USD LIBOR + 3.600%	138,775
	Credit Suisse First Boston Mortgage Securities Corp.
1,093,981	Series 2005-11-7A1 6.000%, 12/25/2035	785,924
	Credit Suisse First Boston Mortgage- Backed Pass-Through Certificates
34,918	Series 2003-27-4A4 5.750%, 11/25/2033	37,168
2,338,207	Series 2005-10-10A3 6.000%, 11/25/2035	892,102
	Credit Suisse Mortgage-Backed Trust
697,241	Series 2006-6-1A10 6.000%, 07/25/2036	493,804
650,041	Series 2007-1-4A1 6.500%, 02/25/2022	97,186

Principal Amount^		Value
$ 40,173	Series 2007-2-2A5 5.000%, 03/25/2037	$37,626
1,076,622	Series 2011-17R-1A2 5.750%, 02/27/2037(c)	1,110,921
630,000	Series 2014-USA-A2 3.953%, 09/15/2037(c)	663,742
635,000	Series 2014-USA-D 4.373%, 09/15/2037(c)	596,022
1,475,000	Series 2014-USA-E 4.373%, 09/15/2037(c)	1,323,483
564,364	Series 2019-RP10-A1 2.973%, 12/26/2059(c)(h)	565,609
363,230	Series 2020-RPL3-A1 2.691%, 03/25/2060(c)(h)	364,771
1,100,000	Series 2021-NQM1-B2 3.831%, 05/25/2065(c)(h)	1,088,983
490,000	Series 2021-RPL1-A2 3.937%, 09/27/2060(c)	486,496
	DBUBS Mortgage Trust
310,000	Series 2017-BRBK-D 3.530%, 10/10/2034(c)(h)	313,759
	Deephaven Residential Mortgage Trust
4,711,000	Series 2020-2-B3 5.870%, 05/25/2065(c)(h)	4,743,856
	Deutsche Mortgage & Asset Receiving Corp.
2,142,717	Series 2014-RS1-1A2 6.499%, 07/27/2037(c)(h)	2,000,016
	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
80,783	Series 2006-PR1-3A1 11.970%, 04/15/2036(c)(f) -1.4*1 mo. USD LIBOR + 12.124%	83,744
	DOLP Trust
500,000	Series 2021-NYC-F 3.704%, 05/10/2041(c)(h)	461,123
500,000	Series 2021-NYC-G 3.704%, 05/10/2041(c)(h)	429,625
	DSLA Mortgage Loan Trust
102,442	Series 2005-AR5-2A1A 0.764%, 09/19/2045(f) 1 mo. USD LIBOR + 0.660%	76,893
	Extended Stay America Trust
845,601	Series 2021-ESH-F 3.810%, 07/15/2038(c)(f) 1 mo. USD LIBOR + 3.700%	848,688
	Federal Home Loan Mortgage Corp. REMICS
431,661	Series 3118-SD 6.590%, 02/15/2036(f)(m) -1*1 mo. USD LIBOR + 6.700%	65,345
150,239	Series 3301-MS 5.990%, 04/15/2037(f)(m) -1*1 mo. USD LIBOR + 6.100%	24,220
205,411	Series 3303-SE 5.970%, 04/15/2037(f)(m) -1*1 mo. USD LIBOR + 6.080%	32,024
133,517	Series 3303-SG 5.990%, 04/15/2037(f)(m) -1*1 mo. USD LIBOR + 6.100%	24,990
26,685	Series 3382-SB 5.890%, 11/15/2037(f)(m) -1*1 mo. USD LIBOR + 6.000%	4,197

The accompanying notes are an integral part of these financial statements.

68	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Federal Home Loan Mortgage Corp. REMICS (Continued)
$ 177,371	Series 3382-SW 6.190%, 11/15/2037(f)(m) -1*1 mo. USD LIBOR + 6.300%	$30,758
44,538	Series 3384-S 6.280%, 11/15/2037(f)(m) -1*1 mo. USD LIBOR + 6.390%	5,478
116,339	Series 3384-SG 6.200%, 08/15/2036(f)(m) -1*1 mo. USD LIBOR + 6.310%	24,058
1,474,079	Series 3404-SA 5.890%, 01/15/2038(f)(m) -1*1 mo. USD LIBOR + 6.000%	263,739
37,072	Series 3417-SX 6.070%, 02/15/2038(f)(m) -1*1 mo. USD LIBOR + 6.180%	4,641
40,516	Series 3423-GS 5.540%, 03/15/2038(f)(m) -1*1 mo. USD LIBOR + 5.650%	4,896
332,196	Series 3423-TG 0.350%, 03/15/2038(f)(m) -1*1 mo. USD LIBOR + 6.000%	1,944
1,757,412	Series 3435-S 5.870%, 04/15/2038(f)(m) -1*1 mo. USD LIBOR + 5.980%	316,105
43,469	Series 3445-ES 5.890%, 05/15/2038(f)(m) -1*1 mo. USD LIBOR + 6.000%	1,859
270,122	Series 3523-SM 5.890%, 04/15/2039(f)(m) -1*1 mo. USD LIBOR + 6.000%	41,587
141,191	Series 3560-KS 6.290%, 11/15/2036(f)(m) -1*1 mo. USD LIBOR + 6.400%	17,978
63,381	Series 3598-SA 6.240%, 11/15/2039(f)(m) -1*1 mo. USD LIBOR + 6.350%	10,464
84,139	Series 3641-TB 4.500%, 03/15/2040	93,824
253,691	Series 3728-SV 4.340%, 09/15/2040(f)(m) -1*1 mo. USD LIBOR + 4.450%	29,941
150,389	Series 3758-S 5.920%, 11/15/2040(f)(m) -1*1 mo. USD LIBOR + 6.030%	24,934
374,546	Series 3770-SP 6.390%, 11/15/2040(f)(m) -1*1 mo. USD LIBOR + 6.500%	28,674
199,235	Series 3815-ST 5.740%, 02/15/2041(f)(m) -1*1 mo. USD LIBOR + 5.850%	35,609
423,133	Series 3859-SI 6.490%, 05/15/2041(f)(m) -1*1 mo. USD LIBOR + 6.600%	82,031
122,412	Series 3872-SL 5.840%, 06/15/2041(f)(m) -1*1 mo. USD LIBOR + 5.950%	17,934

Principal Amount^		Value
$ 99,910	Series 3900-SB 5.860%, 07/15/2041(f)(m) -1*1 mo. USD LIBOR + 5.970%	$14,177
17,097	Series 3946-SM 14.371%, 10/15/2041(f) -3*1 mo. USD LIBOR + 14.700%	24,429
245,744	Series 3972-AZ 3.500%, 12/15/2041	252,508
1,744,486	Series 3984-DS 5.840%, 01/15/2042(f)(m) -1*1 mo. USD LIBOR + 5.950%	259,956
3,962,200	Series 4080-DS 6.590%, 03/15/2041(f)(m) -1*1 mo. USD LIBOR + 6.700%	440,007
1,467,294	Series 4239-OU 0.000%, 07/15/2043(l)	1,214,674
1,863,478	Series 4291-MS 5.790%, 01/15/2054(f)(m) -1*1 mo. USD LIBOR + 5.900%	334,876
788,304	Series 4314-MS 5.990%, 07/15/2043(f)(m) -1*1 mo. USD LIBOR + 6.100%	43,181
7,357,274	Series 5070-MI 3.500%, 02/25/2051(m)	1,062,215
	Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
200,000	Series 2021-DNA7-M2 1.850%, 11/25/2041(c)(f) SOFR 30-day + 1.800%	200,751
	Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
31,728	Series 2018-DNA1-M2 1.903%, 07/25/2030(f) 1 mo. USD LIBOR + 1.800%	31,928
	Federal National Mortgage Association Connecticut Avenue Securities
301,157	Series 2017-C05-1M2 2.303%, 01/25/2030(f) 1 mo. USD LIBOR + 2.200%	306,603
	Federal National Mortgage Association REMICS
25,392,181	Series 2019-M25-X 0.148%, 11/25/2029(h)(m)	425,974
	Federal National Mortgage Association REMICS
202,544	Series 2003-84-PZ 5.000%, 09/25/2033	224,653
314,396	Series 2005-42-SA 6.698%, 05/25/2035(f)(m) -1*1 mo. USD LIBOR + 6.800%	25,892
1,476,388	Series 2006-92-LI 6.478%, 10/25/2036(f)(m) -1*1 mo. USD LIBOR + 6.580%	260,909
410,582	Series 2007-39-AI 6.018%, 05/25/2037(f)(m) -1*1 mo. USD LIBOR + 6.120%	69,559
115,897	Series 2007-57-SX 6.518%, 10/25/2036(f)(m) -1*1 mo. USD LIBOR + 6.620%	19,514
22,706	Series 2007-68-SA 6.548%, 07/25/2037(f)(m) -1*1 mo. USD LIBOR + 6.650%	3,519

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	69

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Federal National Mortgage Association REMICS (Continued)
$ 26,856	Series 2008-1-CI 6.198%, 02/25/2038(f)(m) -1*1 mo. USD LIBOR + 6.300%	$4,386
1,228,855	Series 2008-33-SA 5.898%, 04/25/2038(f)(m) -1*1 mo. USD LIBOR + 6.000%	207,808
25,868	Series 2008-56-SB 5.958%, 07/25/2038(f)(m) -1*1 mo. USD LIBOR + 6.060%	3,045
2,318,839	Series 2009-110-SD 6.148%, 01/25/2040(f)(m) -1*1 mo. USD LIBOR + 6.250%	384,392
23,159	Series 2009-111-SE 6.148%, 01/25/2040(f)(m) -1*1 mo. USD LIBOR + 6.250%	4,004
162,779	Series 2009-86-CI 5.698%, 09/25/2036(f)(m) -1*1 mo. USD LIBOR + 5.800%	13,035
74,635	Series 2009-87-SA 5.898%, 11/25/2049(f)(m) -1*1 mo. USD LIBOR + 6.000%	13,589
36,388	Series 2009-90-IB 5.618%, 04/25/2037(f)(m) -1*1 mo. USD LIBOR + 5.720%	4,963
31,621	Series 2010-11-SC 4.698%, 02/25/2040(f)(m) -1*1 mo. USD LIBOR + 4.800%	3,160
26,931	Series 2010-115-SD 6.498%, 11/25/2039(f)(m) -1*1 mo. USD LIBOR + 6.600%	4,712
2,263,106	Series 2010-123-SK 5.948%, 11/25/2040(f)(m) -1*1 mo. USD LIBOR + 6.050%	418,499
330,400	Series 2010-134-SE 6.548%, 12/25/2025(f)(m) -1*1 mo. USD LIBOR + 6.650%	21,180
141,040	Series 2010-15-SL 4.848%, 03/25/2040(f)(m) -1*1 mo. USD LIBOR + 4.950%	18,643
41,278	Series 2010-9-GS 4.648%, 02/25/2040(f)(m) -1*1 mo. USD LIBOR + 4.750%	3,703
6,420	Series 2011-110-LS 9.902%, 11/25/2041(f) -2*1 mo. USD LIBOR + 10.100%	7,676
86,108	Series 2011-111-VZ 4.000%, 11/25/2041	93,728
396,278	Series 2011-141-PZ 4.000%, 01/25/2042	427,229
26,242	Series 2011-5-PS 6.298%, 11/25/2040(f)(m) -1*1 mo. USD LIBOR + 6.400%	950
1,482,641	Series 2011-93-ES 6.398%, 09/25/2041(f)(m) -1*1 mo. USD LIBOR + 6.500%	265,561
948,978	Series 2012-106-SA 6.058%, 10/25/2042(f)(m) -1*1 mo. USD LIBOR + 6.160%	172,868

Principal Amount^		Value
$ 2,315,770	Series 2014-50-WS 6.098%, 08/25/2044(f)(m) -1*1 mo. USD LIBOR + 6.200%	$360,183
8,490,000	Series 2019-31-S 5.948%, 07/25/2049(f)(m) -1*1 mo. USD LIBOR + 6.050%	1,592,207
18,944,654	Series 2019-M12-X 0.588%, 06/25/2029(h)(m)	901,752
9,483,898	Series 2019-M24-2XA 1.149%, 03/25/2031(h)(m)	824,330
26,968,827	Series 2019-M7-X 0.336%, 04/25/2029(h)(m)	949,643
32,151,760	Series 2020-M10-X4 0.864%, 07/25/2032(h)(m)	2,266,053
30,671,743	Series 2020-M10-X9 0.796%, 12/25/2027(h)(m)	1,106,416
8,954,377	Series 2020-M13-X2 1.287%, 09/25/2030(h)(m)	710,467
16,590,189	Series 2020-M6-X 1.342%, 10/25/2024(h)(m)	447,502
	First Horizon Alternative Mortgage Securities Trust
626,437	Series 2006-FA6-1A4 6.250%, 11/25/2036	399,406
241,936	Series 2007-FA4-1A7 6.000%, 08/25/2037	147,715
	First Horizon Mortgage Pass-Through Trust
115,716	Series 2006-1-1A10 6.000%, 05/25/2036	75,958
	FMC GMSR Issuer Trust
1,900,000	Series 2021-GT1-B 4.360%, 07/25/2026(c)(h)	1,885,197
2,500,000	Series 2021-GT2-B 4.440%, 10/25/2026(c)(h)	2,487,058
	Fontainebleau Miami Beach Trust
574,000	Series 2019-FBLU H 3.963%, 12/10/2036(c)(h)	543,502
	FREMF Mortgage Trust
1,500,063	Series 2016-KF14-B 8.894%, 01/25/2023(c)(f) 1 mo. USD LIBOR + 8.800%	1,528,727
1,249,621	Series 2018-KF56-C 5.894%, 11/25/2028(c)(f) 1 mo. USD LIBOR + 5.800%	1,262,408
	GCAT Trust
64,297	Series 2019-RPL1-A1 2.650%, 10/25/2068(c)(h)	65,302
	Government National Mortgage Association
7,132,526	Series 2019-H10-BI 1.037%, 06/20/2069(h)(m)	406,084
	Government National Mortgage Association
429,528	Series 2007-21-S 6.093%, 04/16/2037(f)(m) -1*1 mo. USD LIBOR + 6.200%	58,888
147,157	Series 2008-69-SB 7.526%, 08/20/2038(f)(m) -1*1 mo. USD LIBOR + 7.630%	26,652

The accompanying notes are an integral part of these financial statements.

70	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Government National Mortgage Association (Continued)
$ 173,960	Series 2009-104-SD 6.243%, 11/16/2039(f)(m) -1*1 mo. USD LIBOR + 6.350%	$27,685
80,285	Series 2010-134-EI 4.500%, 11/20/2039(m)	625
21,161	Series 2010-98-IA 5.597%, 03/20/2039(h)(m)	1,766
264,079	Series 2011-45-GZ 4.500%, 03/20/2041	278,574
79,326	Series 2011-69-OC 0.000%, 05/20/2041(l)	74,013
1,610,034	Series 2011-69-SC 5.276%, 05/20/2041(f)(m) -1*1 mo. USD LIBOR + 5.380%	217,981
297,928	Series 2011-89-SA 5.346%, 06/20/2041(f)(m) -1*1 mo. USD LIBOR + 5.450%	44,068
1,102,299	Series 2013-102-BS 6.046%, 03/20/2043(f)(m) -1*1 mo. USD LIBOR + 6.150%	123,536
21,170,816	Series 2013-155-IB 0.000%, 09/16/2053(h)(m)	127,965
2,217,659	Series 2014-145-CS 5.493%, 05/16/2044(f)(m) -1*1 mo. USD LIBOR + 5.600%	277,160
1,397,464	Series 2014-156-PS 6.146%, 10/20/2044(f)(m) -1*1 mo. USD LIBOR + 6.250%	284,539
3,427,898	Series 2014-4-SA 5.993%, 01/16/2044(f)(m) -1*1 mo. USD LIBOR + 6.100%	670,106
5,887,185	Series 2014-41-SA 5.996%, 03/20/2044(f)(m) -1*1 mo. USD LIBOR + 6.100%	1,206,770
2,345,065	Series 2014-5-SA 5.446%, 01/20/2044(f)(m) -1*1 mo. USD LIBOR + 5.550%	351,280
2,993,096	Series 2014-58-SG 5.493%, 04/16/2044(f)(m) -1*1 mo. USD LIBOR + 5.600%	460,666
2,354,510	Series 2014-76-SA 5.496%, 01/20/2040(f)(m) -1*1 mo. USD LIBOR + 5.600%	369,704
3,419,284	Series 2014-95-CS 6.143%, 06/16/2044(f)(m) -1*1 mo. USD LIBOR + 6.250%	570,158
9,743,030	Series 2016-162-IO 0.771%, 09/16/2058(h)(m)	417,222
2,637,877	Series 2018-105-SH 6.146%, 08/20/2048(f)(m) -1*1 mo. USD LIBOR + 6.250%	324,432
28,698,675	Series 2018-111-SA 4.446%, 08/20/2048(f)(m) -1*1 mo. USD LIBOR + 4.550%	2,741,358
11,373,984	Series 2018-134-CS 6.096%, 10/20/2048(f)(m) -1*1 mo. USD LIBOR + 6.200%	1,460,815

Principal Amount^		Value
$ 8,011,552	Series 2019-22-SA 5.496%, 02/20/2045(f)(m) -1*1 mo. USD LIBOR + 5.600%	$1,369,487
26,083,242	Series 2019-97-SA 2.550%, 06/20/2051(f)(m) -1*SOFR 30-day + 2.600%	1,353,259
8,131,268	Series 2020-112-BS 6.146%, 08/20/2050(f)(m) -1*1 mo. USD LIBOR + 6.250%	1,468,297
13,348,969	Series 2020-115-SC 4.096%, 08/20/2050(f)(m) -1*1 mo. USD LIBOR + 4.200%	1,625,396
6,921,951	Series 2020-142-SD 6.196%, 09/20/2050(f)(m) -1*1 mo. USD LIBOR + 6.300%	1,406,122
7,945,121	Series 2020-146-SH 6.196%, 10/20/2050(f)(m) -1*1 mo. USD LIBOR + 6.300%	1,332,632
10,465,093	Series 2020-168-IA 0.989%, 12/16/2062(h)(m)	843,947
6,385,004	Series 2020-188-LS 6.196%, 11/20/2050(f)(m) -1*1 mo. USD LIBOR + 6.300%	1,671,226
11,170,600	Series 2020-47-SA 5.896%, 05/20/2044(f)(m) -1*1 mo. USD LIBOR + 6.000%	1,861,283
6,393,438	Series 2020-47-SL 5.266%, 07/20/2044(f)(m) -1*1 mo. USD LIBOR + 5.370%	881,207
13,685,996	Series 2020-H11-HI 1.232%, 06/20/2070(h)(m)	852,737
12,572,926	Series 2020-H18-AI 1.556%, 09/20/2070(h)(m)	841,820
10,133,290	Series 2020-H19-BI 1.692%, 11/20/2070(h)(m)	777,673
6,998,794	Series 2021-1-QS 6.196%, 01/20/2051(f)(m) -1*1 mo. USD LIBOR + 6.300%	1,461,723
8,866,680	Series 2021-107-SA 3.646%, 06/20/2051(f)(m) -1*1 mo. USD LIBOR + 3.750%	1,107,944
4,114,798	Series 2021-117-HI 3.500%, 07/20/2051(m)	408,216
10,488,490	Series 2021-52-IO 0.816%, 04/16/2063(h)(m)	761,066
5,653,161	Series 2021-59-S 2.550%, 04/20/2051(f)(m) -1*SOFR 30-day + 2.600%	344,699
12,918,779	Series 2021-89-SA 3.646%, 05/20/2051(f)(m) -1*1 mo. USD LIBOR + 3.750%	1,604,379
10,046,860	Series 2021-97-SB 3.646%, 06/20/2051(f)(m) -1*1 mo. USD LIBOR + 3.750%	1,280,856
47,462,451	Series 2021-H08-QI 0.408%, 05/20/2071(h)(m)	1,369,244
	GS Mortgage Securities Corp. II
600,000	Series 2021-ARDN-H 6.043%, 11/15/2026(c)(f) 1 mo. USD LIBOR + 5.933%	602,039

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	71

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	GS Mortgage Securities Corp. Trust
$1,503,000	Series 2018-TWR-G 4.035%, 07/15/2031(c)(f) 1 mo. USD LIBOR + 3.925%	$1,316,870
	GS Mortgage Securities Trust
130,000	Series 2011-GC5-C 5.158%, 08/10/2044(c)(h)	109,831
1,010,000	Series 2011-GC5-D 5.158%, 08/10/2044(c)(h)	502,475
100,000	Series 2014-GC18-B 4.885%, 01/10/2047(h)	99,365
1,344,000	Series 2014-GC26-D 4.509%, 11/10/2047(c)(h)	926,613
5,673,000	Series 2021-GSA3-XF 1.412%, 12/15/2054(c)(h)(m)	641,498
	GSCG Trust
710,000	Series 2019-600C-H 3.985%, 09/06/2034(c)(h)	652,768
	GSR Mortgage Loan Trust
36,473	Series 2005-4F-6A1 6.500%, 02/25/2035	36,962
536,305	Series 2005-9F-2A1 6.000%, 01/25/2036	356,390
82,884	Series 2005-AR6-4A5 2.718%, 09/25/2035(h)	83,563
239,973	Series 2006-7F-3A4 6.250%, 08/25/2036	118,989
	HarborView Mortgage Loan Trust
218,064	Series 2004-11-2A2A 0.744%, 01/19/2035(f) 1 mo. USD LIBOR + 0.640%	201,983
3,107,086	Series 2007-7-2A1B 1.102%, 10/25/2037(f) 1 mo. USD LIBOR + 1.000%	2,983,616
	Hawaii Hotel Trust
1,297,000	Series 2019-MAUI-F 2.860%, 05/15/2038(c)(f) 1 mo. USD LIBOR + 2.750%	1,287,894
	Hospitality Mortgage Trust
1,055,155	Series 2019-HIT-G 4.010%, 11/15/2036(c)(f) 1 mo. USD LIBOR + 3.900%	1,030,073
	Impac Secured Assets Trust
5,132,251	Series 2007-2-1A1C 0.482%, 05/25/2037(f) 1 mo. USD LIBOR + 0.380%	4,646,232
	Imperial Fund Mortgage Trust
2,000,000	Series 2021-NQM3-B2 4.185%, 11/25/2056(c)(h)	1,912,431
	IndyMac INDX Mortgage Loan Trust
137,583	Series 2004-AR7-A5 1.322%, 09/25/2034(f) 1 mo. USD LIBOR + 1.220%	132,199
231,318	Series 2005-AR11-A3 2.961%, 08/25/2035(h)	211,744
541,614	Series 2006-AR2-2A1 0.522%, 02/25/2046(f) 1 mo. USD LIBOR + 0.420%	435,055

Principal Amount^		Value
$ 2,899,233	Series 2006-R1-A3 2.941%, 12/25/2035(h)	$2,813,081
1,104,331	Series 2007-AR5-2A1 2.979%, 05/25/2037(h)	1,039,564
	JP Morgan Chase Commercial Mortgage Securities Trust
1,285,000	Series 2011-C3-E 5.524%, 02/15/2046(c)(h)	509,982
101,982	Series 2011-C5-D 5.733%, 08/15/2046(c)(h)	101,521
135,000	Series 2012-C8-C 4.624%, 10/15/2045(c)(h)	135,819
310,000	Series 2012-LC9-C 4.363%, 12/15/2047(c)(h)	312,671
1,531,000	Series 2019-MFP-F 3.110%, 07/15/2036(c)(f) 1 mo. USD LIBOR + 3.000%	1,497,068
683,000	Series 2019-MFP-G 4.160%, 07/15/2036(c)(f) 1 mo. USD LIBOR + 4.050%	665,401
683,000	Series 2019-MFP-XG 0.500%, 07/15/2036(c)(h)(m)	2,544
219,000	Series 2019-UES-C 4.343%, 05/05/2032(c)	222,893
224,000	Series 2019-UES-D 4.452%, 05/05/2032(c)(h)	226,207
261,000	Series 2019-UES-E 4.452%, 05/05/2032(c)(h)	257,884
274,000	Series 2019-UES-F 4.452%, 05/05/2032(c)(h)	257,569
299,000	Series 2019-UES-G 4.452%, 05/05/2032(c)(h)	277,336
	JP Morgan Mortgage Trust
243,921	Series 2004-S1-2A1 6.000%, 09/25/2034	256,574
1,736,611	Series 2005-ALT1-3A1 2.426%, 10/25/2035(h)	1,512,517
24,850	Series 2007-A1-4A2 2.314%, 07/25/2035(b)(h)	24,233
9,153	Series 2007-S1-1A2 5.500%, 03/25/2022	8,661
591,190	Series 2007-S3-1A97 6.000%, 08/25/2037	418,434
	JP Morgan Resecuritization Trust
7,349,893	Series 2015-4-1A7 0.472%, 06/26/2047(c)(f) 1 mo. USD LIBOR + 0.190%	5,969,015
	JPMBB Commercial Mortgage Securities Trust
1,616,000	Series 2014-C23-D 3.984%, 09/15/2047(c)(h)	1,604,497
300,000	Series 2014-C23-E 3.364%, 09/15/2047(c)(h)	229,390
78,000	Series 2015-C27-D 3.806%, 02/15/2048(c)(h)	69,675
4,749,500	Series 2015-C27-XFG 1.306%, 02/15/2048(c)(h)(m)	171,461
	Legacy Mortgage Asset Trust
900,246	Series 2020-GS1-A1 2.882%, 10/25/2059(c)(g)	903,854
3,300,000	Series 2020-GS3-A2 4.000%, 05/25/2060(c)(g)	3,320,770

The accompanying notes are an integral part of these financial statements.

72	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Legacy Mortgage Asset Trust (Continued)
$ 173,956	Series 2020-GS5-A1 3.250%, 06/25/2060(c)(g)	$176,046
	Lehman Mortgage Trust
708,118	Series 2006-2-2A3 5.750%, 04/25/2036	715,059
	Lehman XS Trust
93,147	Series 2006-2N-1A1 0.622%, 02/25/2046(f) 1 mo. USD LIBOR + 0.520%	86,487
	LHOME Mortgage Trust
3,700,000	Series 2021-RTL1-M 4.458%, 09/25/2026(c)(h)	3,650,968
	Master Alternative Loan Trust
23,267	Series 2003-9-4A1 5.250%, 11/25/2033	24,091
21,075	Series 2004-5-1A1 5.500%, 06/25/2034	21,945
23,884	Series 2004-5-2A1 6.000%, 06/25/2034	24,718
91,852	Series 2004-8-2A1 6.000%, 09/25/2034	95,203
	Med Trust
600,000	Series 2021-MDLN-G 5.360%, 11/15/2038(c)(f) 1 mo. USD LIBOR + 5.250%	597,951
	Mello Warehouse Securitization Trust
1,250,000	Series 2020-1-G 5.602%, 10/25/2053(c)(f) 1 mo. USD LIBOR + 5.500%	1,251,378
	Merrill Lynch Mortgage Investors Trust
4,593	Series 2006-2-2A 2.022%, 05/25/2036(h)	4,691
	Mill City Mortgage Loan Trust
305,000	Series 2021-NMR1-M3 2.500%, 11/25/2060(c)(h)	294,976
	Morgan Stanley Bank of America Merrill Lynch Trust
560,000	Series 2013-C11-B 4.351%, 08/15/2046(h)	404,545
1,155,000	Series 2016-C31-D 3.000%, 11/15/2049(c)(h)	973,112
	Morgan Stanley Capital I Trust
213,883	Series 2011-C2-D 5.211%, 06/15/2044(c)(h)	209,795
540,000	Series 2011-C2-E 5.211%, 06/15/2044(c)(h)	437,400
613,000	Series 2016-H4-D 3.000%, 12/15/2051(c)	542,874
1,508,000	Series 2019-PLND-F 2.910%, 05/15/2036(c)(f) 1 mo. USD LIBOR + 2.800%	1,428,217
	Morgan Stanley Mortgage Loan Trust
1,669,887	Series 2005-9AR-2A 2.395%, 12/25/2035(h)	1,644,744
2,352,361	Series 2006-11-2A2 6.000%, 08/25/2036	1,474,238
285,224	Series 2006-7-3A 5.143%, 06/25/2036(h)	233,931

Principal Amount^		Value
$ 231,293	Series 2007-13-6A1 6.000%, 10/25/2037	$179,493
	NewRez Warehouse Securitization Trust
2,200,000	Series 2021-1-F 5.352%, 05/25/2055(c)(f) 1 mo. USD LIBOR + 5.250%	2,196,715
	Preston Ridge Partners Mortgage LLC
400,000	Series 2021-2-A2 3.770%, 03/25/2026(c)(h)	400,552
654,182	Series 2021-3-A1 1.867%, 04/25/2026(c)(g)	650,855
426,923	Series 2021-9-A1 2.363%, 10/25/2026(c)(h)	423,827
	Prime Mortgage Trust
1,010,078	Series 2006-DR1-2A1 5.500%, 05/25/2035(c)	972,361
	Residential Accredit Loans, Inc.
283,287	Series 2006-QS17-A5 6.000%, 12/25/2036	274,491
357,895	Series 2006-QS7-A3 6.000%, 06/25/2036	347,627
415,078	Series 2007-QS1-2A10 6.000%, 01/25/2037	395,201
349,958	Series 2007-QS8-A8 6.000%, 06/25/2037	340,058
	Residential Asset Securitization Trust
208,546	Series 2006-A8-1A1 6.000%, 08/25/2036	177,614
228,347	Series 2007-A1-A8 6.000%, 03/25/2037	116,935
15,835,211	Series 2007-A9-A1 0.652%, 09/25/2037(f) 1 mo. USD LIBOR + 0.550%	3,713,466
15,835,211	Series 2007-A9-A2 6.348%, 09/25/2037(f)(m) -1*1 mo. USD LIBOR + 6.450%	5,455,772
	Residential Funding Mortgage Securities I Trust
320,489	Series 2006-S4-A5 6.000%, 04/25/2036	307,793
	SREIT Trust
650,000	Series 2021-MFP2-J 4.016%, 11/15/2036(c)(f) 1 mo. USD LIBOR + 3.916%	650,059
	Starwood Retail Property Trust
235,000	Series 2014-STAR-C 2.860%, 11/15/2027(b)(c)(f) 1 mo. USD LIBOR + 2.750%	108,458
980,000	Series 2014-STAR-D 3.610%, 11/15/2027(b)(c)(f) 1 mo. USD LIBOR + 3.500%	252,924
950,000	Series 2014-STAR-E 4.510%, 11/15/2027(b)(c)(f) 1 mo. USD LIBOR + 4.400%	92,477
	Structured Adjustable Rate Mortgage Loan Trust
551,577	Series 2005-14-A1 0.412%, 07/25/2035(f) 1 mo. USD LIBOR + 0.310%	397,537
279,963	Series 2005-15-1A1 2.941%, 07/25/2035(h)	208,723

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	73

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Structured Adjustable Rate Mortgage Loan Trust (Continued)
$ 197,945	Series 2005-22-3A1 3.721%, 12/25/2035(h)	$160,378
544,654	Series 2008-1-A2 2.714%, 10/25/2037(h)	494,282
	Structured Asset Securities Corp. Trust
6,783,837	Series 2007-4-1A3 6.147%, 03/28/2045(c)(f)(m) -1*1 mo. USD LIBOR + 6.250%	894,845
	Tharaldson Hotel Portfolio Trust
1,382,807	Series 2018-THL-F 4.357%, 11/11/2034(c)(f) 1 mo. USD LIBOR + 4.252%	1,341,225
	Toorak Mortgage Corp. Ltd.
630,000	Series 2021-1-A1 2.240%, 06/25/2024(c)(g)	628,327
	TTAN
599,723	Series 2021-MHC-G 4.310%, 03/15/2038(c)(f) 1 mo. USD LIBOR + 4.200%	603,724
	UBS-Barclays Commercial Mortgage Trust
305,000	Series 2012-C2-E 4.885%, 05/10/2063(c)(h)	26,901
1,000,000	Series 2013-C5-C 4.080%, 03/10/2046(c)(h)	991,076
	Verus Securitization Trust
2,000,000	Series 2021-7-B2 4.192%, 10/25/2066(c)(h)	1,937,670
	Washington Mutual Mortgage Pass-Through Certificates Trust
445,802	Series 2006-5-1A5 6.000%, 07/25/2036	418,260
410,159	Series 2006-8-A6 4.186%, 10/25/2036(g)	202,633
2,422,617	Series 2007-5-A3 7.000%, 06/25/2037	1,857,476
	Wells Fargo Alternative Loan Trust
113,114	Series 2007-PA2-3A1 0.452%, 06/25/2037(f) 1 mo. USD LIBOR + 0.350%	99,509
166,635	Series 2007-PA2-3A2 6.548%, 06/25/2037(f)(m) -1*1 mo. USD LIBOR + 6.650%	21,409
	Wells Fargo Commercial Mortgage Trust
640,000	Series 2013-LC12-B 4.306%, 07/15/2046(h)	636,198
19,971,000	Series 2015-C28-XE 1.093%, 05/15/2048(c)(h)(m)	678,892
398,000	Series 2015-NXS4-D 3.692%, 12/15/2048(h)	392,123
750,000	Series 2016-C33-D 3.123%, 03/15/2059(c)	702,493
600,000	Series 2016-C34-C 5.052%, 06/15/2049(h)	571,050
135,000	Series 2016-C36-B 3.671%, 11/15/2059(h)	132,074

Principal Amount^		Value
$ 130,000	Series 2016-C36-C 4.172%, 11/15/2059(h)	$115,315
6,406,000	Series 2017-C42-XE 1.300%, 12/15/2050(c)(h)(m)	423,563
1,225,000	Series 2019-JWDR-C 3.038%, 09/15/2031(c)(h)	1,201,059
	Wells Fargo Mortgage-Backed Securities Trust
70,446	Series 2006-AR19-A1 2.715%, 12/25/2036(h)	70,352
	WFRBS Commercial Mortgage Trust
796,622	Series 2011-C3-D 5.425%, 03/15/2044(c)(h)	396,080
395,000	Series 2011-C4-E 4.887%, 06/15/2044(c)(h)	305,490
1,020,000	Series 2012-C10-C 4.347%, 12/15/2045(h)	918,624
500,000	Series 2012-C6-D 5.775%, 04/15/2045(c)(h)	500,842
185,000	Series 2012-C7-C 4.792%, 06/15/2045(h)	143,277
400,000	Series 2012-C7-D 4.792%, 06/15/2045(c)(h)	223,648
290,000	Series 2012-C7-E 4.792%, 06/15/2045(c)(h)	54,049
600,000	Series 2012-C8-E 4.891%, 08/15/2045(c)(h)	592,942
300,000	Series 2014-C20-B 4.378%, 05/15/2047	305,346
250,000	Series 2014-C24-B 4.204%, 11/15/2047(h)	249,344

TOTAL MORTGAGE-BACKED SECURITIES (Cost $219,350,586)		224,369,603

SHORT-TERM INVESTMENTS: 9.4%

REPURCHASE AGREEMENTS: 7.2%
114,680,160	Fixed Income Clearing Corp. 0.000%, 12/31/2021, due 01/03/2022 [collateral: par value $542,800 U.S. Treasury Bond, 2.875%, due 11/15/2046, value $643,082; par value $118,944,800 U.S. Treasury Note, 1.000%, due 07/31/2028, value $116,340,718] (proceeds $114,680,160)	114,680,160

TREASURY BILLS: 2.2%
	United States Treasury Bill
5,600,000	0.548%, 01/27/2022(a)(n)	5,599,916
4,000,000	0.122%, 05/19/2022(a)(n)	3,998,598
4,000,000	0.212%, 07/14/2022(a)(n)	3,996,263
8,005,000	0.227%, 08/11/2022(a)(n)	7,997,886

The accompanying notes are an integral part of these financial statements.

74	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value
$10,690,000	0.250%, 09/08/2022(a)(n)	$10,674,155
2,500,000	0.090%, 10/06/2022(n)	2,495,184

TOTAL TREASURY BILLS (Cost $34,782,321)		34,762,002

TOTAL SHORT-TERM INVESTMENTS (Cost $149,462,481)		149,442,162

TOTAL PURCHASED OPTIONS (Premiums paid $275,897): 0.0%		249,560

TOTAL INVESTMENTS (Cost: $1,510,951,911): 99.3%		1,577,798,168

Other Assets in Excess of Liabilities: 0.7%		10,271,320

NET ASSETS: 100.0%		$1,588,069,488

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
BADLARPP	Argentina Badlar Floating Rate Notes
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury Index
EONIA	Euro Overnight Index Average
ETF	Exchange Traded Fund
EURIBOR	Euro Interbank Offered Rate
FEDL01	Federal Funds Rate
LIBOR	London Interbank Offered Rate
L.P.	Limited Partnership
PIK	Payment-in-kind
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit
SABOR	South African Benchmark Overnight Rate
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Over Night Index Average
*	Non-Income Producing Security.
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)	Securities with an aggregate fair value of $137,306,243 have been pledged as collateral for options, total return swaps, credit default swaps, securities sold short and futures positions.
(b)	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Trustees.
(c)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

(d)	Perpetual Call.
(e)	Pay-in-kind security.
(f)	Floating Interest Rate at December 31, 2021.
(g)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2021.
(h)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2021.
(i)

This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(j)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(k)	Security is currently in default and/or non-income producing.
(l)	Principal Only security.
(m)	Interest Only security. Security with a notional or nominal principal amount.
(n)	The rate shown represents yield-to-maturity.

CURRENCY ABBREVIATIONS:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
EUR	Euro
GBP	British Pound
INR	Indian Rupee
MXN	Mexican Peso
SEK	Swedish Krona
ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	75

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN PURCHASED OPTIONS at December 31, 2021

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
COMMON STOCKS
Call
Zendesk, Inc.	Morgan Stanley & Co.	$100.00	1/21/2022	354	$3,691,866	$226,560	$238,183	$(11,623)
Put
Terminix Global Holdings, Inc.	Morgan Stanley & Co.	40.00	2/18/2022	76	343,748	3,800	12,867	(9,067)
Terminix Global Holdings, Inc.	Morgan Stanley & Co.	45.00	2/18/2022	96	434,208	19,200	24,847	(5,647)

Total Purchased Options						$249,560	$275,897	$(26,337)

The accompanying notes are an integral part of these financial statements.

76	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES SOLD SHORT at December 31, 2021

Shares		Value

COMMON STOCKS: (3.7)%
(187,827)	Advanced Micro Devices, Inc.*	$(27,028,305)
(38,353)	Bakkt Holdings, Inc.*	(326,384)
(8,572)	Cineplex, Inc.*	(92,182)
(11,275)	Entegris, Inc.	(1,562,489)
(3,953)	Forterra, Inc.*	(94,002)
(34,678)	II-VI, Inc.*	(2,369,548)
(4,765)	NortonLifeLock, Inc.	(123,795)
(6,280)	Penn National Gaming, Inc.*	(325,618)
(46,570)	S&P Global, Inc.	(21,977,780)
(20,731)	Softbank Corp.	(261,974)
(21,439)	Valmet Oyj	(920,156)
(35,389)	Zendesk, Inc.*	(3,690,719)

TOTAL COMMON STOCKS (Proceeds $43,989,912)		$(58,772,952)

EXCHANGE-TRADED FUNDS: (0.2)%
(644)	iShares Russell 2000 ETF	(143,258)
(7,353)	SPDR S&P 500 ETF Trust	(3,492,381)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $2,700,657)		$(3,635,639)

TOTAL SECURITIES SOLD SHORT (Proceeds $46,690,569)		$(62,408,591)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	77

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2021

At December 31, 2021, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2021	Fund Delivering	U.S. $ Value at December 31, 2021	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	1/26/2022	USD	$1,902,659	EUR	$1,856,647	$46,012	$—
	3/3/2022	USD	662,195	BRL	674,756	—	(12,561)
Barclays Bank Plc	1/26/2022	USD	577,336	EUR	563,483	13,853	—
Deutsche Bank AG	1/31/2022	GBP	545,773	USD	532,580	13,193	—
	1/31/2022	USD	552,630	GBP	545,772	6,858	—
HSBC Bank USA	2/17/2022	USD	442,151	EUR	439,597	2,554	—
JPMorgan Chase Bank N.A.	3/4/2022	USD	4,348,405	EUR	4,386,405	—	(38,000)
Morgan Stanley & Co.	1/11/2022	USD	930,192	COP	869,735	60,457	—
	3/15/2022	CAD	2,698,696	USD	2,662,604	36,092	—
	3/15/2022	EUR	1,454,334	USD	1,448,048	6,286	—
	3/15/2022	EUR	206,818	USD	205,061	1,757	—
	3/15/2022	EUR	43,757	USD	43,417	340	—
	3/15/2022	EUR	34,299	USD	34,141	158	—
	3/15/2022	SEK	149,252	USD	148,385	867	—
	3/15/2022	SEK	53,216	USD	53,122	94	—
	3/15/2022	SEK	87,932	USD	87,963	—	(31)
	3/15/2022	SEK	46,274	USD	46,346	—	(72)
	3/15/2022	USD	64,364	AUD	64,850	—	(486)
	3/15/2022	USD	623,523	AUD	624,076	—	(553)
	3/15/2022	USD	2,469,414	AUD	2,483,217	—	(13,803)
	3/15/2022	USD	5,442,008	AUD	5,538,019	—	(96,011)
	3/15/2022	USD	36,163	CAD	36,577	—	(414)
	3/15/2022	USD	100,019	CAD	100,961	—	(942)
	3/15/2022	USD	4,073,941	CAD	4,105,910	—	(31,969)
	3/15/2022	USD	653	CHF	659	—	(6)
	3/15/2022	USD	2,057	CHF	2,087	—	(30)
	3/15/2022	USD	7,178	CHF	7,250	—	(72)
	3/15/2022	USD	10,417	CHF	10,546	—	(129)
	3/15/2022	USD	17,887	EUR	17,890	—	(3)
	3/15/2022	USD	35,612	EUR	35,780	—	(168)
	3/15/2022	USD	55,809	EUR	56,291	—	(482)
	3/15/2022	USD	3,332,648	EUR	3,356,145	—	(23,497)
	3/15/2022	USD	6,460,593	GBP	6,590,688	—	(130,095)
	3/15/2022	USD	90,752	SEK	91,398	—	(646)
	3/15/2022	USD	121,909	SEK	122,639	—	(730)
	3/15/2022	USD	63,932	SEK	64,795	—	(863)
	3/15/2022	USD	4,337,071	SEK	4,340,888	—	(3,817)

			$42,081,869		$42,248,728	$188,521	$(355,380)

The accompanying notes are an integral part of these financial statements.

78	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN FUTURES CONTRACTS at December 31, 2021

Description	Number of Contracts	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts – Long
2YR U.S. Treasury Notes	500	109,336,560	$109,085,938	3/31/2022	$(250,622)

Total Long					$(250,622)

Futures Contracts – Short
5YR U.S. Treasury Notes	(797)	(96,573,011)	$(96,418,321)	3/31/2022	$154,690
10YR U.S. Treasury Notes	(24)	(3,134,794)	(3,131,250)	3/22/2022	3,544
U.S. Long Bond Futures	(119)	(18,939,532)	(19,092,062)	3/22/2022	(152,530)
Ultra-Long U.S. Treasury Bonds	(76)	(14,821,155)	(14,981,500)	3/22/2022	(160,345)
Ultra 10YR U.S. Treasury Notes	(173)	(25,261,608)	(25,333,688)	3/22/2022	(72,080)
Ultra 10YR U.S. Treasury Notes	(109)	(15,768,712)	(15,961,688)	3/22/2022	(192,976)

Total Short					$(419,697)

Total Futures Contracts					$(670,319)

SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2021

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2021	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection
AES Corp. (The) 2.450%, 01/15/2031	12/20/2026	(5.000%)	0.844%		$(7,750,000)	Quarterly	$(1,530,070)	$(1,653,283)	$123,213
Alstom S.A. 0.250%, 10/14/2026	12/20/2026	(1.000%)	0.700%	EUR	(8,050,000)	Quarterly	(135,227)	(103,045)	(32,182)
American Axle & Manufacturing, Inc. 6.250%, 03/15/2026	12/20/2026	(5.000%)	4.082%		$(7,050,000)	Quarterly	(268,082)	(292,224)	24,142
Anglo American Capital Plc 1.625%, 03/11/2026	12/20/2026	(5.000%)	1.033%	EUR	(13,450,000)	Quarterly	(2,952,732)	(3,041,505)	88,773
Apache Corp. 4.875%, 11/15/2027	12/20/2026	(1.000%)	1.599%		$(4,850,000)	Quarterly	134,471	134,551	(80)
AT&T, Inc. 3.800%, 02/15/2027	12/20/2026	(1.000%)	0.677%		(9,250,000)	Quarterly	(142,800)	(179,967)	37,167
Avnet, Inc. 4.875%, 12/01/2022	12/20/2026	(1.000%)	0.769%		(9,450,000)	Quarterly	(103,423)	(98,879)	(4,544)
Bank of America Corp. 1.124%, 04/24/2023	12/20/2026	(1.000%)	0.495%		(2,700,000)	Quarterly	(65,737)	(75,124)	9,387
Barrick Gold Corp. 5.800%, 11/15/2034	12/20/2026	(1.000%)	0.538%		(9,350,000)	Quarterly	(207,549)	(201,265)	(6,284)
Bayer AG 0.375%, 07/06/2024	12/20/2026	(1.000%)	0.590%	EUR	(7,950,000)	Quarterly	(183,414)	(150,298)	(33,116)
Best Buy Co., Inc. 4.450%, 10/01/2028	12/20/2026	(5.000%)	0.611%		$(7,650,000)	Quarterly	(1,610,712)	(1,780,685)	169,973
Boeing Co. (The) 2.600%, 10/30/2025	12/20/2026	(1.000%)	1.035%		(9,500,000)	Quarterly	15,977	61,949	(45,972)
Bouygues S.A. 3.625%, 01/16/2023	12/20/2026	(1.000%)	0.397%	EUR	(7,750,000)	Quarterly	(265,501)	(270,337)	4,836
BP Capital Markets Plc 1.876%, 04/07/2024	12/20/2026	(1.000%)	0.500%		(7,800,000)	Quarterly	(220,670)	(210,539)	(10,131)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	79

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2021 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2021	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Campbell Soup Co. 4.150%, 03/15/2028	12/20/2026	(1.000%)	0.467%		$(3,600,000)	Quarterly	$(92,415)	$(96,435)	$4,020
Cardinal Health, Inc. 3.410%, 06/15/2027	12/20/2026	(1.000%)	0.540%		(9,350,000)	Quarterly	(206,565)	(188,731)	(17,834)
Carnival Corp. 6.650%, 01/15/2028	12/20/2026	(1.000%)	4.298%		(10,550,000)	Quarterly	1,440,915	1,503,375	(62,460)
Carrefour S.A. 1.250%, 06/03/2025	12/20/2026	(1.000%)	0.634%	EUR	(4,000,000)	Quarterly	(82,302)	(114,839)	32,537
CDX North America High Yield Index Series 37 5.000%, 12/20/2026	12/20/2026	(5.000%)	2.919%		$(57,000,000)	Quarterly	(5,242,023)	(5,295,300)	53,277
Citigroup, Inc. 2.876%, 07/24/2023	12/20/2026	(1.000%)	0.560%		(6,700,000)	Quarterly	(141,439)	(168,814)	27,375
Cleveland-Cliffs, Inc. 1.500%, 01/15/2025	12/20/2026	(5.000%)	2.209%		(8,200,000)	Quarterly	(1,027,480)	(1,223,118)	195,638
Commerzbank AG 1.500%, 09/21/2022	12/20/2026	(1.000%)	0.748%	EUR	(8,000,000)	Quarterly	(254,220)	(122,000)	(132,220)
Compass Group Plc 1.875%, 01/27/2023	12/20/2026	(1.000%)	0.333%		(5,300,000)	Quarterly	(201,328)	(203,811)	2,483
Continental AG 0.375%, 06/27/2025	12/20/2026	(1.000%)	0.811%		(7,900,000)	Quarterly	(83,098)	(133,989)	50,891
Credit Agricole S.A. 3.375%, 01/10/2022	12/20/2026	(1.000%)	0.492%		(4,150,000)	Quarterly	(119,292)	(127,544)	8,252
CSC Holdings LLC 5.375%, 02/01/2028	12/20/2026	(5.000%)	3.645%		$(3,850,000)	Quarterly	(220,721)	(251,883)	31,162
Darden Restaurants, Inc. 3.850%, 05/01/2027	12/20/2026	(1.000%)	0.531%		(2,100,000)	Quarterly	(47,357)	(41,729)	(5,628)
Delta Air Lines, Inc. 3.625%, 03/15/2022	12/20/2026	(5.000%)	2.173%		(2,900,000)	Quarterly	(368,794)	(376,395)	7,601
Deutsche Lufthansa AG 0.250%, 09/06/2024	12/20/2026	(1.000%)	2.674%	EUR	(2,400,000)	Quarterly	208,153	179,679	28,474
Dow Chemical Co. (The) 7.375%, 11/01/2029	12/20/2026	(1.000%)	0.662%		$(9,350,000)	Quarterly	(150,963)	(168,962)	17,999
DR Horton, Inc. 4.750%, 02/15/2023	12/20/2026	(1.000%)	0.400%		(200,000)	Quarterly	(5,807)	(4,822)	(985)
DXC Technology Co. 4.125%, 04/15/2025	12/20/2026	(5.000%)	1.234%		(7,850,000)	Quarterly	(1,381,863)	(1,553,026)	171,163
Eastman Chemical Co. 7.600%, 02/01/2027	12/20/2026	(1.000%)	0.577%		(9,350,000)	Quarterly	(189,666)	(199,870)	10,204
Enel SpA 5.250%, 05/20/2024	12/20/2026	(1.000%)	0.590%	EUR	(8,050,000)	Quarterly	(185,743)	(186,710)	967
Expedia Group, Inc. 4.500%, 08/15/2024	12/20/2026	(1.000%)	0.724%		$(4,250,000)	Quarterly	(55,795)	14,932	(70,727)
Gap, Inc. (The) 8.875%, 05/15/2027	12/20/2026	(1.000%)	2.224%		(9,900,000)	Quarterly	546,229	313,284	232,945
Goodyear Tire & Rubber Co. (The) 5.000%, 05/31/2026	12/20/2026	(5.000%)	1.901%		(4,850,000)	Quarterly	(683,444)	(699,231)	15,787
HeidelbergCement AG 2.250%, 03/30/2023	12/20/2026	(5.000%)	0.826%	EUR	(4,950,000)	Quarterly	(1,153,405)	(1,193,405)	40,000

The accompanying notes are an integral part of these financial statements.

80	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2021 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2021	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Holcim Ltd. 3.000%, 11/22/2022	12/20/2026	(1.000%)	0.725%	EUR	(7,950,000)	Quarterly	$(122,303)	$(116,064)	$(6,239)
HSBC Holdings Plc 0.875%, 09/06/2024	12/20/2026	(1.000%)	0.461%		(7,850,000)	Quarterly	(239,515)	(245,761)	6,246
ING Groep N.V. 0.750%, 03/09/2022	12/20/2026	(1.000%)	0.371%		(5,800,000)	Quarterly	(207,417)	(211,453)	4,036
KB Home 7.000%, 12/15/2021	12/20/2026	(5.000%)	1.481%		$(8,200,000)	Quarterly	(1,335,215)	(1,366,334)	31,119
Kohl’s Corp. 4.250%, 07/17/2025	12/20/2026	(1.000%)	1.627%		(9,650,000)	Quarterly	279,983	165,692	114,291
Leonardo SpA 1.500%, 06/07/2024	12/20/2026	(5.000%)	1.596%	EUR	(6,800,000)	Quarterly	(1,251,268)	(1,467,814)	216,546
Lloyds Banking Group Plc 1.000%, 11/09/2023	12/20/2026	(1.000%)	0.428%		(5,300,000)	Quarterly	(171,885)	(180,484)	8,599
McKesson Corp. 7.650%, 03/01/2027	12/20/2026	(1.000%)	0.375%		$(9,100,000)	Quarterly	(275,231)	(242,444)	(32,787)
MDC Holdings, Inc. 5.500%, 01/15/2024	12/20/2026	(1.000%)	0.832%		(9,500,000)	Quarterly	(75,214)	(48,158)	(27,056)
Meritor, Inc. 4.500%, 12/15/2028	12/20/2026	(5.000%)	2.168%		(8,300,000)	Quarterly	(1,057,138)	(1,137,392)	80,254
NatWest Group Plc 2.500%, 03/22/2023	12/20/2026	(1.000%)	0.493%	EUR	(5,300,000)	Quarterly	(151,929)	(164,408)	12,479
Newell Brands, Inc. 4.350%, 04/01/2023	12/20/2026	(1.000%)	1.113%		$(9,700,000)	Quarterly	52,348	131,671	(79,323)
Nordstrom, Inc. 6.950%, 03/15/2028	12/20/2026	(1.000%)	3.507%		(10,200,000)	Quarterly	1,094,483	831,851	262,632
NRG Energy, Inc. 7.250%, 05/15/2026	12/20/2026	(5.000%)	1.846%		(4,150,000)	Quarterly	(596,774)	(748,697)	151,923
Omnicom Group, Inc. / Omnicom Capital, Inc. 3.650%, 11/01/2024	12/20/2026	(1.000%)	0.422%		(6,650,000)	Quarterly	(185,501)	(170,174)	(15,327)
OneMain Finance Corp. 5.625%, 03/15/2023	12/20/2026	(5.000%)	2.428%		(1,950,000)	Quarterly	(223,273)	(234,519)	11,246
Pitney Bowes, Inc. 4.625%, 03/15/2024	12/20/2026	(1.000%)	4.992%		(10,700,000)	Quarterly	1,723,993	1,578,250	145,743
Renault S.A. 1.000%, 11/28/2025	12/20/2026	(1.000%)	1.834%	EUR	(4,800,000)	Quarterly	215,175	263,703	(48,528)
Rite Aid Corp. 7.700%, 02/15/2027	12/20/2026	(5.000%)	9.531%		$(3,850,000)	Quarterly	595,183	447,562	147,621
SES S.A. 0.875%, 11/04/2027	12/20/2026	(1.000%)	0.825%	EUR	(7,800,000)	Quarterly	(75,540)	(109,331)	33,791
Southwest Airlines Co. 5.125%, 06/15/2027	12/20/2026	(1.000%)	0.950%		$(4,800,000)	Quarterly	(11,071)	(24,072)	13,001
Standard Chartered Plc 1.328%, 09/10/2022	12/20/2026	(1.000%)	0.540%	EUR	(7,700,000)	Quarterly	(199,870)	(215,747)	15,877
T-Mobile USA, Inc. 4.000%, 04/15/2022	12/20/2026	(5.000%)	1.048%		$(7,900,000)	Quarterly	(1,471,373)	(1,622,445)	151,072

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	81

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2021 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2021	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Telecom Italia SpA 3.625%, 01/19/2024	12/20/2026	(1.000%)	2.501%	EUR	(8,400,000)	Quarterly	$658,711	$353,648	$305,063
Telefonaktiebolaget LM Ericsson 4.125%, 05/15/2022	12/20/2026	(1.000%)	0.770%		(7,950,000)	Quarterly	(101,899)	(160,229)	58,330
Teva Pharmaceutical Finance Co. B.V. 3.650%, 11/10/2021	12/20/2026	(1.000%)	3.369%		$(9,950,000)	Quarterly	1,013,338	1,115,812	(102,474)
thyssenkrupp AG 2.500%, 02/25/2025	12/20/2026	(1.000%)	2.151%	EUR	(4,800,000)	Quarterly	292,434	413,817	(121,383)
UniCredit SpA 2.125%, 10/24/2026	12/20/2026	(1.000%)	0.677%		(7,200,000)	Quarterly	(130,283)	(148,289)	18,006
United Airlines Holdings, Inc. 5.000%, 02/01/2024	12/20/2026	(5.000%)	4.140%		$(9,200,000)	Quarterly	(327,100)	(203,151)	(123,949)
United States Steel Corp. 6.650%, 06/01/2037	12/20/2026	(5.000%)	3.205%		(8,600,000)	Quarterly	(664,882)	(813,814)	148,932
Universal Health Services, Inc. 5.000%, 06/01/2026	12/20/2026	(1.000%)	1.270%		(2,400,000)	Quarterly	30,470	18,766	11,704
Universal Health Services, Inc. 2.650%, 10/15/2030	12/20/2026	(1.000%)	1.270%		(3,400,000)	Quarterly	43,167	21,419	21,748
Valeo 3.250%, 01/22/2024	12/20/2026	(1.000%)	1.348%	EUR	(8,100,000)	Quarterly	154,812	158,792	(3,980)
Valero Energy Corp. 8.750%, 06/15/2030	12/20/2026	(1.000%)	0.954%		$(9,400,000)	Quarterly	(19,698)	16,494	(36,192)
Vodafone Group Plc 1.750%, 08/25/2023	12/20/2026	(1.000%)	0.631%	EUR	(7,950,000)	Quarterly	(164,917)	(233,640)	68,723
Wells Fargo & Co. 3.069%, 01/24/2023	12/20/2026	(1.000%)	0.504%		$(6,800,000)	Quarterly	(162,375)	(184,844)	22,469
Whirlpool Corp. 4.700%, 06/01/2022	12/20/2026	(1.000%)	0.651%		(3,050,000)	Quarterly	(50,758)	(52,549)	1,791
Xerox Corp. 3.800%, 05/15/2024	12/20/2026	(1.000%)	2.092%		(5,000,000)	Quarterly	247,291	398,242	(150,951)

Total Buy Protection							$(20,104,933)	$(22,386,089)	$2,281,156

Sell Protection
Accor S.A. 3.625%, 09/17/2023	12/20/2026	1.000%	1.635%	EUR	8,400,000	Quarterly	$(288,845)	$(246,490)	$(42,355)
Advanced Micro Devices, Inc. 7.500%, 08/15/2022	12/20/2026	5.000%	0.377%		$3,400,000	Quarterly	761,441	778,642	(17,201)
Altria Group, Inc. 2.625%, 09/16/2026	12/20/2026	1.000%	0.531%		9,300,000	Quarterly	209,362	225,957	(16,595)
American Axle & Manufacturing, Inc. 6.250%, 03/15/2026	12/20/2026	5.000%	4.082%		2,850,000	Quarterly	108,374	109,756	(1,382)
Anglo American Capital Plc 1.625%, 03/11/2026	12/20/2026	5.000%	1.033%	EUR	6,600,000	Quarterly	1,448,924	1,615,369	(166,445)
Apache Corp. 4.875%, 11/15/2027	12/20/2026	1.000%	1.599%		$9,650,000	Quarterly	(267,556)	(337,625)	70,069
ArcelorMittal S.A. 1.000%, 05/19/2023	12/20/2026	5.000%	1.294%	EUR	6,650,000	Quarterly	1,349,342	1,508,408	(159,066)

The accompanying notes are an integral part of these financial statements.

82	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2021 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2021	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Assicurazioni Generali SpA 5.125%, 09/16/2024	12/20/2026	1.000%	0.633%	EUR	7,850,000	Quarterly	$161,908	$214,967	$(53,059)
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.250%, 03/15/2025	12/20/2026	5.000%	2.021%		$8,350,000	Quarterly	1,125,467	963,146	162,321
Bath & Body Works, Inc. 5.625%, 10/15/2023	12/20/2026	1.000%	1.510%		9,600,000	Quarterly	(227,747)	(161,495)	(66,252)
Bausch Health Cos., Inc. 7.000%, 01/15/2028	12/20/2026	5.000%	4.992%		2,900,000	Quarterly	15	107,307	(107,292)
Block Financial LLC 5.500%, 11/01/2022	12/20/2026	5.000%	0.738%		7,850,000	Quarterly	1,596,508	1,638,369	(41,861)
Bombardier, Inc. 7.450%, 05/01/2034	12/20/2026	5.000%	4.299%		8,900,000	Quarterly	257,013	522,072	(265,059)
British Telecommunications Plc 5.750%, 12/07/2028	12/20/2026	1.000%	1.146%	EUR	7,950,000	Quarterly	(64,622)	93,648	(158,270)
Canadian Natural Resources Ltd. 3.450%, 11/15/2021	12/20/2026	1.000%	0.635%		$1,000,000	Quarterly	17,463	15,713	1,750
CCO Holdings LLC / CCO Holdings Capital Corp. 5.000%, 02/01/2028	12/20/2026	5.000%	1.378%		8,050,000	Quarterly	1,354,889	1,511,650	(156,761)
CDX North America High Yield Index Series 37 5.000%, 12/20/2026	12/20/2026	5.000%	2.931%		2,900,000	Quarterly	265,069	218,660	46,409
Centrica Plc 4.000%, 10/16/2023	12/20/2026	1.000%	0.656%	EUR	8,050,000	Quarterly	155,186	103,428	51,758
Cie de Saint-Gobain 0.875%, 09/21/2023	12/20/2026	1.000%	0.371%		4,350,000	Quarterly	155,650	167,068	(11,418)
Cie Generale des Etablissements Michelin SCA 1.125%, 05/28/2022	12/20/2026	1.000%	0.320%		4,200,000	Quarterly	162,826	178,364	(15,538)
Dell, Inc. 7.100%, 04/15/2028	12/20/2026	1.000%	0.654%		$9,250,000	Quarterly	152,867	98,349	54,518
Devon Energy Corp. 7.950%, 04/15/2032	12/20/2026	1.000%	1.012%		9,550,000	Quarterly	(5,990)	(46,573)	40,583
DISH DBS Corp. 7.375%, 07/01/2028	12/20/2026	5.000%	5.052%		8,900,000	Quarterly	(20,935)	626,594	(647,529)
DR Horton, Inc. 4.750%, 02/15/2023	12/20/2026	1.000%	0.400%		5,500,000	Quarterly	159,676	162,726	(3,050)
Enbridge, Inc. 3.500%, 06/10/2024	12/20/2026	1.000%	0.721%		9,350,000	Quarterly	124,113	183,387	(59,274)
Eni SpA 2.625%, 11/22/2021	12/20/2026	1.000%	0.494%	EUR	4,050,000	Quarterly	115,806	118,338	(2,532)
Eni SpA 1.750%, 01/18/2024	12/20/2026	1.000%	0.494%		1,400,000	Quarterly	40,031	40,041	(10)
Ford Motor Co. 4.346%, 12/08/2026	12/20/2026	5.000%	1.446%		$8,200,000	Quarterly	1,350,855	1,246,679	104,176
Freeport-McMoRan, Inc. 3.550%, 03/01/2022	12/20/2026	1.000%	1.055%		9,500,000	Quarterly	(25,358)	(81,605)	56,247

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	83

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2021 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2021	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
General Electric Co. 2.700%, 10/09/2022	12/20/2026	1.000%	0.671%		$5,150,000	Quarterly	$80,782	$63,793	$16,989
Glencore Finance Europe Ltd. 1.875%, 09/13/2023	12/20/2026	5.000%	1.141%	EUR	6,650,000	Quarterly	1,413,984	1,557,439	(143,455)
Goldman Sachs Group, Inc. (The) 2.908%, 06/05/2023	12/20/2026	1.000%	0.632%		$5,700,000	Quarterly	100,328	134,648	(34,320)
Goodyear Tire & Rubber Co. (The) 5.000%, 05/31/2026	12/20/2026	5.000%	1.901%		8,350,000	Quarterly	1,176,650	1,179,464	(2,814)
Hapag-Lloyd AG 2.500%, 04/15/2028	12/20/2026	5.000%	1.474%		EUR 6,900,000	Quarterly	1,321,826	1,475,572	(153,746)
HCA, Inc. 5.875%, 02/15/2026	12/20/2026	5.000%	1.029%		$7,700,000	Quarterly	1,441,644	1,666,010	(224,366)
Host Hotels & Resorts L.P. 3.875%, 04/01/2024	12/20/2026	1.000%	1.115%		4,000,000	Quarterly	(21,937)	(37,601)	15,664
Howmet Aerospace, Inc. 5.125%, 10/01/2024	12/20/2026	1.000%	1.591%		5,800,000	Quarterly	(158,925)	(77,703)	(81,222)
iStar, Inc. 4.250%, 08/01/2025	12/20/2026	5.000%	2.992%		5,750,000	Quarterly	502,082	786,452	(284,370)
Johnson Controls International Plc 3.625%, 07/02/2024	12/20/2026	1.000%	0.341%		7,000,000	Quarterly	223,653	225,487	(1,834)
Koninklijke KPN N.V. 5.625%, 09/30/2024	12/20/2026	1.000%	0.786%		EUR 7,950,000	Quarterly	94,457	127,371	(32,914)
Lennar Corp. 4.875%, 12/15/2023	12/20/2026	5.000%	0.786%		$8,150,000	Quarterly	1,635,752	1,676,343	(40,591)
Lincoln National Corp. 3.350%, 03/09/2025	12/20/2026	1.000%	0.687%		9,400,000	Quarterly	139,945	141,854	(1,909)
Lumen Technologies, Inc. 7.500%, 04/01/2024	12/20/2026	1.000%	3.064%		10,400,000	Quarterly	(934,996)	(927,353)	(7,643)
Macy’s Retail Holdings LLC 3.625%, 06/01/2024	12/20/2026	1.000%	2.268%		2,900,000	Quarterly	(165,578)	(151,397)	(14,181)
Marks & Spencer Plc 4.250%, 12/08/2023	12/20/2026	1.000%	1.828%		EUR 8,450,000	Quarterly	(375,844)	(292,126)	(83,718)
Marriott International, Inc. 2.300%, 01/15/2022	12/20/2026	1.000%	0.740%		$9,400,000	Quarterly	116,221	77,254	38,967
MBIA, Inc. 6.625%, 10/01/2028	12/20/2026	5.000%	3.524%		6,350,000	Quarterly	398,761	234,108	164,653
MetLife, Inc. 3.600%, 11/13/2025	12/20/2026	1.000%	0.576%		9,200,000	Quarterly	186,871	214,917	(28,046)
MGIC Investment Corp. 5.750%, 08/15/2023	12/20/2026	5.000%	1.278%		8,050,000	Quarterly	1,398,276	1,446,037	(47,761)
MGM Resorts International 5.750%, 06/15/2025	12/20/2026	5.000%	2.330%		8,250,000	Quarterly	984,647	1,204,227	(219,580)
Motorola Solutions, Inc. 7.500%, 05/15/2025	12/20/2026	1.000%	0.433%		9,150,000	Quarterly	250,371	274,109	(23,738)
Naturgy Capital Markets S.A. 1.125%, 04/11/2024	12/20/2026	1.000%	0.636%		EUR 7,950,000	Quarterly	162,581	199,659	(37,078)
Navient Corp. 5.500%, 01/25/2023	12/20/2026	5.000%	3.049%		$8,400,000	Quarterly	711,246	997,469	(286,223)

The accompanying notes are an integral part of these financial statements.

84	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2021 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2021	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Next Group Plc 3.625%, 05/18/2028	12/20/2026	1.000%	0.825%	EUR	7,900,000	Quarterly	$76,703	$100,980	$(24,277)
Occidental Petroleum Corp. 5.550%, 03/15/2026	12/20/2026	1.000%	1.725%		$4,800,000	Quarterly	(160,000)	(204,000)	44,000
Olin Corp. 5.500%, 08/15/2022	12/20/2026	1.000%	1.403%		9,800,000	Quarterly	(184,354)	(275,039)	90,685
OneMain Finance Corp. 5.625%, 03/15/2023	12/20/2026	5.000%	2.428%		8,000,000	Quarterly	915,989	1,075,893	(159,904)
Ovintiv, Inc. 8.125%, 09/15/2030	12/20/2026	1.000%	1.494%		9,600,000	Quarterly	(220,512)	(123,625)	(96,887)
Premier Foods Finance Plc 3.500%, 10/15/2026	12/20/2026	5.000%	2.045%	EUR	7,050,000	Quarterly	1,105,295	1,342,682	(237,387)
Prudential Financial, Inc. 3.878%, 03/27/2028	12/20/2026	1.000%	0.571%		$2,000,000	Quarterly	41,182	43,659	(2,477)
Publicis Groupe S.A. 1.125%, 12/16/2021	12/20/2026	1.000%	0.598%	EUR	7,650,000	Quarterly	173,140	187,184	(14,044)
Publicis Groupe S.A. 0.500%, 11/03/2023	12/20/2026	1.000%	0.598%		350,000	Quarterly	7,921	8,624	(703)
Realogy Group LLC / Realogy Co-Issuer Corp. 4.875%, 06/01/2023	12/20/2026	5.000%	3.459%		$2,900,000	Quarterly	190,481	283,840	(93,359)
Rexel S.A. 2.750%, 06/15/2026	12/20/2026	5.000%	1.367%	EUR	3,350,000	Quarterly	664,195	787,494	(123,299)
Rolls-Royce Plc 0.875%, 05/09/2024	12/20/2026	1.000%	1.727%		8,600,000	Quarterly	(336,924)	(538,733)	201,809
Royal Caribbean Cruises Ltd. 5.250%, 11/15/2022	12/20/2026	5.000%	3.767%		$2,900,000	Quarterly	151,036	71,926	79,110
SES S.A. 0.875%, 11/04/2027	12/20/2026	1.000%	0.825%	EUR	2,900,000	Quarterly	28,085	33,483	(5,398)
Sherwin-Williams Co. (The) 7.375%, 02/01/2027	12/20/2026	1.000%	0.555%		$9,200,000	Quarterly	196,640	211,305	(14,665)
Simon Property Group L.P. 2.750%, 06/01/2023	12/20/2026	1.000%	0.638%		9,400,000	Quarterly	162,741	162,325	416
Stellantis N.V. 5.250%, 04/15/2023	12/20/2026	5.000%	1.023%	EUR	6,650,000	Quarterly	1,464,364	1,656,486	(192,122)
Sudzucker International Finance B.V. 1.250%, 11/29/2023	12/20/2026	1.000%	0.910%		8,000,000	Quarterly	39,570	33,386	6,184
Teck Resources Ltd. 6.125%, 10/01/2035	12/20/2026	5.000%	1.168%		$8,000,000	Quarterly	1,437,128	1,507,629	(70,501)
Telefonica Emisiones S.A. 1.528%, 01/17/2025	12/20/2026	1.000%	0.685%	EUR	8,000,000	Quarterly	141,147	200,727	(59,580)
Tenet Healthcare Corp. 6.875%, 11/15/2031	12/20/2026	5.000%	2.831%		$8,550,000	Quarterly	811,797	981,824	(170,027)
Tesco Plc 6.150%, 11/15/2037	12/20/2026	1.000%	0.658%	EUR	8,000,000	Quarterly	153,287	151,545	1,742
Tesla, Inc. 5.300%, 08/15/2025	12/20/2026	1.000%	1.219%		$7,700,000	Quarterly	(79,215)	(53,366)	(25,849)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	85

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2021 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2021	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
UBS Group AG 3.491%, 05/23/2023	12/20/2026	1.000%	0.433%	EUR	7,700,000	Quarterly	$247,714	$274,094	$(26,380)
United Rentals North America, Inc. 4.875%, 01/15/2028	12/20/2026	5.000%	1.258%		$7,950,000	Quarterly	1,389,158	1,568,397	(179,239)
Uniti Group L.P. / Uniti Fiber Holdings, Inc. / CSL Capital LLC 7.125%, 12/15/2024	12/20/2026	5.000%	3.177%		8,700,000	Quarterly	683,665	774,576	(90,911)
Wendel SE 2.750%, 10/02/2024	12/20/2026	5.000%	0.580%	EUR	6,500,000	Quarterly	1,620,423	1,771,060	(150,637)
Williams Cos., Inc. (The) 4.550%, 06/24/2024	12/20/2026	1.000%	0.777%		$9,500,000	Quarterly	100,488	156,602	(56,114)
Xerox Corp. 3.800%, 05/15/2024	12/20/2026	1.000%	2.092%		6,900,000	Quarterly	(341,260)	(448,725)	107,465
Yum! Brands, Inc. 7.750%, 04/01/2025	12/20/2026	1.000%	1.064%		9,550,000	Quarterly	(29,499)	18,500	(47,999)

Total Sell Protection							$31,304,914	$35,531,616	$(4,226,702)

Total							$11,199,981	$13,145,527	$(1,945,546)

(1)

For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(2)

For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts as of period will serve as an indicator of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.

(3)

For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the CDX North America High Yield Index Series 37.

(4)	Notional amounts are denominated in currency where indicated and the lines below until currency changes.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS
Description	Maturity Date	Counterparty	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2021	Notional Amount	Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection
Mexico Government International Bond 4.150%, 03/28/2027	6/20/2026	Barclays Bank Plc	(1.000%)	0.812%	$(5,710,000)	Quarterly	$(46,836)	$22,998	$(69,834)

Total Buy Protection							$(46,836)	$22,998	$(69,834)

The accompanying notes are an integral part of these financial statements.

86	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2021 (Continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS
Referenced Obligation	Maturity Date	Counterparty	Fund Pays/ Receives Floating Rate	Floating Rate Index and Spread	Notional Amount(1)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation / (Depreciation)
CNP Assurances EUR	10/28/2022	Goldman Sachs & Co.	Pays	1 Week EURIBOR + 0.550%	EUR	(3,286,362)	Monthly	$31,205	$—	$31,205
Distell Group Holdings Ltd. ZAR	11/15/2022	Goldman Sachs & Co.	Pays	1 Month SABOR + 1.500%	ZAR	(11,098,836)	Monthly	33,899	—	33,899
Meggitt Plc GBP	8/2/2022	Goldman Sachs & Co.	Pays	1 Month SONIO + 0.550%		(2,684,775)	Monthly	1,173	—	1,173
Nobina AB SEK	12/13/2022	Goldman Sachs & Co.	Pays	1 Month STIB1W + 0.700%	SEK	(7,071,500)	Monthly	(3,987)	—	(3,987)
Sanne Group Plc GBP	6/14/2022	Goldman Sachs & Co.	Pays	1 Month SONIO + 0.450%	GBP	(1,042,157)	Monthly	4,663	—	4,663
iBoxx USD Liquid High Yield Index USD	3/20/2022	JPMorgan Chase Bank N.A.	Receives	3 Month USD LIBOR + 0.000%		$140,000,000	Quarterly	(777,778)	—	(777,778)
Distell Group Holdings Ltd. ZAR	11/15/2022	Morgan Stanley & Co.	Pays	1 Month SABOR + 1.250%	ZAR	(4,311,827)	Monthly	—	—	—
iShares Russell 2000 Value ETF USD	2/28/2022	Morgan Stanley & Co.	Receives	FEDL01 - 0.400%		$ 1,014,372	Monthly	—	—	—

Total								$(710,825)	$—	$(710,825)

(1)	Notional amounts are denominated in currency where indicated and the lines below until currency changes.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	87

iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN WRITTEN OPTIONS at December 31, 2021

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
COMMON STOCKS
Call
Abbott Laboratories	Morgan Stanley & Co.	$145.00	2/18/2022	(10)	$(140,740)	$(2,690)	$(1,997)	$(693)
Accenture Plc	Morgan Stanley & Co.	420.00	2/18/2022	(3)	(124,365)	(3,240)	(1,280)	(1,960)
American Tower Corp.	Morgan Stanley & Co.	300.00	2/18/2022	(4)	(117,000)	(2,096)	(1,307)	(789)
Anthem, Inc.	Morgan Stanley & Co.	480.00	2/18/2022	(2)	(92,708)	(2,110)	(1,270)	(840)
Apple, Inc.	Morgan Stanley & Co.	185.00	2/18/2022	(25)	(443,925)	(10,625)	(8,668)	(1,957)
Applied Materials, Inc.	Morgan Stanley & Co.	170.00	2/18/2022	(18)	(283,248)	(6,840)	(4,081)	(2,759)
Bristol-Myers Squibb Co.	Morgan Stanley & Co.	65.00	2/18/2022	(14)	(87,290)	(1,078)	(1,410)	332
Broadcom, Inc.	Morgan Stanley & Co.	690.00	2/18/2022	(2)	(133,082)	(2,940)	(2,673)	(267)
Chevron Corp.	Morgan Stanley & Co.	120.00	2/18/2022	(11)	(129,085)	(2,915)	(2,219)	(696)
Cisco Systems, Inc.	Morgan Stanley & Co.	65.00	2/18/2022	(21)	(133,077)	(2,940)	(1,548)	(1,392)
Coca-Cola Co. (The)	Morgan Stanley & Co.	60.00	2/18/2022	(66)	(390,786)	(6,666)	(4,866)	(1,800)
Costco Wholesale Corp.	Morgan Stanley & Co.	585.00	2/18/2022	(2)	(113,540)	(1,778)	(1,793)	15
Danaher Corp.	Morgan Stanley & Co.	340.00	2/18/2022	(4)	(131,604)	(3,320)	(2,027)	(1,293)
Dicerna Pharmaceuticals, Inc.	Morgan Stanley & Co.	40.00	1/21/2022	(254)	(970,788)	—	(6,090)	6,090
Ford Motor Co.	Morgan Stanley & Co.	24.00	2/18/2022	(71)	(147,467)	(2,982)	(2,750)	(232)
Goldman Sachs Group, Inc.	Morgan Stanley & Co.	420.00	2/18/2022	(3)	(114,765)	(900)	(1,130)	230
Home Depot, Inc. (The)	Morgan Stanley & Co.	415.00	2/18/2022	(3)	(124,503)	(3,825)	(1,640)	(2,185)
Johnson & Johnson	Morgan Stanley & Co.	175.00	2/18/2022	(20)	(342,140)	(4,800)	(4,895)	95
Lam Research Corp.	Morgan Stanley & Co.	765.00	2/18/2022	(2)	(143,830)	(3,835)	(2,253)	(1,582)
Louisiana-Pacific Corp.	Morgan Stanley & Co.	80.00	2/18/2022	(9)	(70,515)	(3,690)	(1,951)	(1,739)
Lowe’s Cos., Inc.	Morgan Stanley & Co.	270.00	2/18/2022	(5)	(129,240)	(1,860)	(1,259)	(601)
Mastercard, Inc.	Morgan Stanley & Co.	380.00	2/18/2022	(13)	(467,116)	(9,347)	(5,677)	(3,670)
Microchip Technology, Inc.	Morgan Stanley & Co.	95.00	2/18/2022	(8)	(69,648)	(1,280)	(931)	(349)
Microsoft Corp.	Morgan Stanley & Co.	350.00	2/18/2022	(2)	(67,264)	(1,220)	(814)	(406)
Morgan Stanley	Morgan Stanley & Co.	105.00	2/18/2022	(12)	(117,792)	(1,392)	(1,562)	170
Nxp Semiconductors N.V.	Morgan Stanley & Co.	250.00	2/18/2022	(6)	(136,668)	(2,370)	(2,230)	(140)
Pepsico, Inc.	Morgan Stanley & Co.	175.00	2/18/2022	(8)	(138,968)	(2,720)	(1,974)	(746)
Pfizer, Inc.	Morgan Stanley & Co.	70.00	2/18/2022	(24)	(141,720)	(1,200)	(2,874)	1,674
Procter & Gamble Co. (The)	Morgan Stanley & Co.	165.00	2/18/2022	(45)	(736,110)	(13,095)	(7,413)	(5,682)
Qualcomm, Inc.	Morgan Stanley & Co.	200.00	2/18/2022	(30)	(548,610)	(12,150)	(11,633)	(517)
Thermo Fisher Scientific, Inc.	Morgan Stanley & Co.	700.00	2/18/2022	(2)	(133,448)	(2,574)	(1,993)	(581)
TJX Cos., Inc. (The)	Morgan Stanley & Co.	77.50	2/18/2022	(10)	(75,920)	(1,730)	(1,187)	(543)
Union Pacific Corp.	Morgan Stanley & Co.	255.00	2/18/2022	(2)	(50,386)	(1,330)	(744)	(586)
United Parcel Service, Inc.	Morgan Stanley & Co.	220.00	2/18/2022	(3)	(64,302)	(1,755)	(1,010)	(745)
Unitedhealth Group, Inc.	Morgan Stanley & Co.	520.00	2/18/2022	(1)	(50,214)	(995)	(617)	(378)

Total Written Options						$(124,288)	$(97,766)	$(26,522)

The accompanying notes are an integral part of these financial statements.

88	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund Review

The iMGP High Income Alternatives Fund gained 6.42% in calendar year 2021. During the same 12-month period, the Bloomberg US Aggregate Bond Index (Agg) fell 1.54%, high-yield bonds (ICE BofA Merrill Lynch US High Yield TR Index) gained 5.36%, while the HFRX Fixed Income Credit Index rose 1.41%. The fund also outperformed its Morningstar Nontraditional Bond peer category, which gained 1.50% during the year. Since the fund’s inception (9/28/18), its annualized return is 5.23% compared to 4.93% for the Agg, 6.31% for high-yield bonds, and 4.73% for the HFRX Fixed Income benchmark. The Nontraditional Bond peer group gained 2.88% over the same period.

Performance as of 12/31/2021
	Average Annual Total Returns
	Three Month Return	One- Year	Three- Year	Since Inception
iMGP High Income Alternatives Fund (9/28/2018 inception)	1.06%	6.42%	6.80%	5.23%
Bloomberg Aggregate Bond Index	0.01%	-1.54%	4.79%	4.93%
ICE BofAML U.S. High Yield TR USD Index	0.66%	5.36%	8.57%	6.31%
HFRX Fixed Income—Credit Index	-0.06%	1.41%	6.24%	4.73%
Morningstar US Nontraditional Bond Category	-0.21%	1.50%	3.72%	2.88%
Gross Expense Ratio as of 4/30/21 1.73%
Net Expense Ratio as of 4.30.21 1.01%
SEC 30-Day Yield[1] as of 12/31/2021: 3.16%
Unsubsidized SEC 30-Day Yield[2] as of 12/31/2021: 2.52%

1. The 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements, and it would be lower without those reimbursements.

2. The unsubsidized 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield.

Trailing Twelve-Month (TTM) Distribution Yield[3] as of 12/31/2021: 5.70%

[3]  TTM Yield is the yield an investor would have received if they had held the fund over the last 12 months assuming the most recent NAV. The 12-month yield is calculated by assuming any income distributions over the past 12 months and any capital gain distributions made over the past 12 months and dividing the sum by the most recent NAV. TTM yield is not a reflection of future results.

Expense Ratios	MAHIX
Gross Expense Ratio	1.73%
Net Expense Ratio	1.01%
Adjusted Expense Ratio	0.98%
The Net Expense Ratio reflects a contractual fee waiver and/or expense reimbursement, which is in place through 4/30/2023. See the Fund’s prospectus for more information. The Adjusted Expense Ratio is the same as the Net Expense Ratio, exclusive of certain investment expenses, such as interest expense from borrowings and repurchase agreements, dividend expense from investments on short sales, and acquired fund fees and expenses .

Past performance does not guarantee future results. Index performance is not illustrative of fund performance. An investment cannot be made directly in an index. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.imgpfunds.com. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Please refer to the Financial Highlights on page 141 for the most current expense ratios of the fund.

Annual Review

Looking back at 2021, it was a challenging year in some respects but also one for optimism as the markets surpassed pre-pandemic levels. The challenges that fixed-income investors faced through the second half of the year will most likely look similar for the year ahead. We continue to see elevated valuations across most of the credit market, historically low real U.S. Treasury rates, mounting inflationary/interest-rate pressures, and historically elevated durations in some high-quality segments of the credit market. We think this will result in muted returns (or even losses) in the coming year, depending on the segment of the bond market.

In this environment, fixed-income investors are faced with the task of striking a balance between playing offense (generating positive real returns) and defense (providing portfolio ballast). As a reminder, this fund is intended to be a complement to traditional fixed-income allocations, seeking long-term returns that are significantly higher than core fixed-income with a low correlation to core bonds and less interest-rate sensitivity. These higher expected returns will very likely come with higher volatility than core bonds. However, over the long term, we believe returns will be comparable to high-yield bonds, but with lower volatility and downside risk. This is due to the fund’s diversified sources of income and flexible managers utilizing a wide opportunity set.

Fund Summary	89

Amid the broad bond market headwinds, we continue to believe there are attractive credit opportunities, and our managers continue to identify attractive and durable, higher-yielding securities, often in niche, off-benchmark segments of the credit universe such as asset-backed securities (ABS). The benefit of a flexible opportunity set, combined with a complementary option income strategy, becomes apparent when we look at the portfolio’s characteristics. At the end of 2021, the portfolio had a 12-month distribution yield of 5.7% with a 1.81 duration. Looking to 2022, we don’t think the fund is likely to generate as high a yield, but we still think the fund is well-positioned relative to most other parts of the fixed-income market. As we start the year, the fund’s yield is in the mid-4% range with a sub-2.0 duration. This compares to a 1.75% yield and 6.8 duration for the Agg, and a 4.3% yield and 4.0 duration for the high-yield bond index.

As we look ahead, we believe our two credit managers’ wide opportunity sets and flexible mandates bode well for the strategy, as they can better navigate interest-rate and credit cycles. As an example, prior to the March 2020 downturn, the fund’s credit exposure was meaningfully lower than it is today due to valuation and macroeconomic concerns. If the risk-reward ratio of credit markets again becomes that unattractive, we expect our managers’ exposure to reflect that with lower risk, more defensive portfolio construction.

Meanwhile, Neuberger Berman’s option strategy has continued to perform well (up over 5% in the fourth quarter, and 14.76% for the calendar year) benefitting from attractive premiums that result from market volatility flare-ups where the strategy can collect healthy income. As we start the year, implied volatility has increased slightly off the stubborn lows we experienced for a big part of last year. And if short-term rates rise, this will provide a longer-term benefit to the option sleeve’s collateral return.

At the end of the fourth quarter the fund finished in the top decile of its peer group over trailing one- and three-year periods and achieved an Overall Morningstar Rating of 5 Stars among 294 non-traditional bond funds on risk adjusted returns for the period ended 12/31/2021. We are pleased with that result, especially considering the inopportune timing of the fund’s launch (just before the sharp “risk-off” period in late 2018 followed immediately by a simultaneous strong rally in low-quality credit and duration in 2019). The passage of time has allowed the fund to begin to demonstrate its benefits, and we think it is poised to continue to generate attractive risk-adjusted returns while complementing core bond exposure.

The Morningstar Rating for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed products monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five, and 10-year (if applicable) Morningstar Rating metrics. The weights are 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10 year overall rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. iMGP High Income Alternatives Fund was rated against the following numbers of Non-Traditional Bond funds over the following time periods as of 12/31/2021: 294 funds in the last three years. With respect to these Non-Traditional Bond funds, iMGP High Income Alternative (MAHIX) received a Morningstar Rating of 5 stars overall and for the three-year period ended 12/31/21. The fund ranked 29th in the category for risk adjusted returns as of 12/31/2021

Thank you for your continued confidence in the fund. We wish everyone a healthy, happy, and prosperous new year.

Portfolio Commentary

Performance of Managers

The three managers performed in line with our expectations for calendar year 2021. The fund’s two flexible credit managers, Brown Brothers Harriman and Guggenheim, performed well, returning 5.99% and 4.91%, respectively. Neuberger Berman’s option income strategy rose 14.76% for the year. (These returns are net of the management fees that each sub-advisor charges the fund.)

Manager Commentaries

Brown Brothers Harriman

The BBH portfolio had an excellent year, gaining approximately 0.4% for the fourth quarter and 6.0% for the full year 2021. Since the fund’s inception, just over 3 years ago, our portfolio’s annualized performance of 6.07% continues to outperform the Barclays Aggregate Bond Index (up 4.93%). We believe this kind of performance demonstrates that our disciplined bottom-up and valuation-focused credit process produces differentiated results versus traditional fixed income benchmarks. For investors that have always just followed the U.S. Aggregate Index, for example, this year’s negative performance is probably an unwelcome wake-up call.

Credit markets weakened briefly during the fourth quarter, only to rally as year-end approached leaving a mixed finish between credit grades. For example, BBB and BB credit spreads ended the quarter 9bp wider and 9bps tighter, respectively. The 10-year U.S. Treasury ended the quarter just 2bp wider at 1.51%, although trading in a 35bps range—which is almost identical to what happened in the third

90	Litman Gregory Funds Trust

quarter of this year. The real movement was in shorter maturities as the 2-Year U.S. Treasury yield widened by 45bps in a continuous trend. The ongoing bond market debate about potential Federal Reserve actions in response to a strengthened U.S. economy, and inflationary pressures, was muddied by the resurgence of Covid-19 variants globally. For the full year 2021, BBB credit spreads tightened only 8bps, while BB credit spreads tightened 70bps, the 10-year Treasury yield increased 59bps and the 2-year Treasury yield increased by 61bps.

There was robust new issuance in the quarter across all sectors of credit as borrowers sought to lock-in borrowings before potential interest rate increases, and the markets were very receptive to these deals. However, with such little movement in credit spreads during the quarter, corporate credit remained generally expensive, especially in on-the-run investment grade. Our focus remained on staying invested in those sectors of the credit market with appropriate valuations, such as off-the-run and niche sectors of the bond market, securitized credit, and floating-rate loans. We continued to successfully source new investments for the sleeve this quarter, while remaining very selective with new issuance purchases in response to the expensive valuations.

The recurring question these past few quarters of what factor would begin to broadly reset credit valuations remained unanswered at year end. Interest rate volatility in the quarter failed to result in much movement in credit pricing as credit risk is restrained by companies announcing another quarter of solid financial results. We remain optimistic about a change in the credit landscape heading into 2022 and are comfortable being patient for that change to arrive as the sleeve currently has a yield of 5.01%. Our disciplined investment approach should serve clients well when volatility returns, just as it did in 2021.

Conclusion

The fourth quarter and full-year ended with credit valuations having completed a 2-year round-trip back to levels last seen at the end of 2019. We acknowledge that this valuation environment could continue further into 2022, but the volatility episodes in interest rates and equity markets is increasing, and the Federal Reserve seems to be accelerating potential tightening actions. Most importantly, we remain comfortable with the durability of our credits across a wide range of potential economic outcomes. Our steadfast credit-focused approach and consistent 2-year duration positioning has served our clients well in 2021. We look forward to continuing this level of success in 2022.

Guggenheim

The portfolio returned 4.91% (net of fees) in 2021. Performance was driven via spread tightening as well as the portfolio’s carry. Interest rates rose over the year as the economy continued to recover and inflation reached its highest level since 1982 as consumer prices jumped 7% in 2021. Credit allocation and selection allowed the portfolio to weather higher interest rates and generate a positive absolute return. All credit sectors added to performance, with the largest gains coming from high yield corporates and bank loans. Credit spreads continued their grind tighter on optimism in economic growth recovery and improving credit fundamentals.

Countering global economic growth in 2021, virus mutations continued to disrupt both the supply chain and labor markets, driving prices and wages higher. Inflationary pressures began to appear less “transitory” than the Fed expected, and at the Federal Open Market Committee’s (FOMC) November meeting, policymakers began to take on a more cautionary approach by announcing that they would reduce assets purchases by $15 billion per month. However, following another strong inflation report, the Fed and several other global central banks felt compelled to pivot to a more hawkish stance. At its December meeting, the FOMC signaled not only an increase in the pace of rate hikes, but also announced that it would double the pace of reduction in asset purchases to $30 billion per month, concluding asset purchases in the first half of 2022.

Strategy and Positioning

High-yield corporate bonds, roughly 30% of the portfolio, generated healthy returns over the period. Robust spread tightening followed strong economic data and easing concerns over the omicron variant as early data seemed to indicate the strain was less lethal compared to the earlier delta variant. Cost pressures have persisted longer than many expected, yet corporate earnings growth remained strong. High-yield corporate bond issuers saw EBITDA up 39 percent year over year in aggregate based on unadjusted figures in the third quarter of 2021. The greatest gains were in materials (up 128 percent), autos (up 97 percent), retail (up 92 percent), consumer services (up 75 percent), and capital goods (up 74 percent). Given our view that U.S. GDP will grow by 3.5 percent in 2022, we expect EBITDA growth to remain strong. Robust corporate profitability should help limit the negative impact from cost pressures and gives the Fed room to hike rates without causing defaults to increase.

Bank loans, roughly 25% of the portfolio at period’s end, similarly added to performance as spreads tightened over the period. Loan borrowers have demonstrated healthy interest coverage, leverage below the historical average, and strong year-over-year earnings growth.

Structured credit, roughly 30% of the portfolio at year-end, delivered impressive risk-adjusted performance over the period. We added structurally senior securitized credit at wider spreads compared to similarly rated corporates. ABS markets continued along a strong trajectory to end 2021, and underlying operational performance improved across nearly every collateral type. Tightening spreads in the post-COVID period and a benign corporate credit outlook underpinned a record $185 billion of new CLO issuance, propelling the market’s size past the $1 trillion mark.

Investment grade corporates, which comprised 7% of the portfolio at period’s end, saw spreads tighten over the period. Treasuries bear-flattened on a more hawkish Federal Reserve. Historically this spells trouble for fixed-income markets, and even more so for investment grade corporates, evidenced by ballooning dealer balance sheets in December with front-end selling of corporate bonds through thematic

Fund Summary	91

portfolio trades and ETF selling. This was further highlighted in December by the largest investment-grade retail fund outflow since March 2020. However, the technical backdrop and fundamentals should provide support for investment-grade corporate bonds spreads throughout the first quarter of 2022.

Overall duration of the Portfolio ended the quarter at 2.6 years. As the Fed demonstrated that it was prepared to be more hawkish than market participants expected, fixed-income markets reacted accordingly by pushing U.S. Treasury yields higher, particularly in the intermediate portion of the curve. Looking ahead, we believe that the Fed will raise interest rates at least three times in 2022 in 25 basis point increments, with the first hike coming at the March meeting. Furthermore, we expect the yield curve will continue to flatten as yields move higher, with the belly of the curve underperforming, and we will continue to underweight this area of the curve.

Neuberger Berman

The S&P 500 Index’s 28.71% return cast a very long shadow over most investment strategies in 2021. So, despite the many headlines of the long-awaited return of alternative ‘strategies’—2021 was to be an encore year. In December, markets rallied to end the year on a strong note making 2021 the third consecutive year of stellar performance in equity markets. Despite the prevalence of the Omicron variant and an overall seasonal increase in infections, markets were buoyed by initial studies out of South Africa and the UK that indicated a reduced severity compared to previous variants of COVID-19. On the year, the S&P 500 Index (S&P 500), the Cboe S&P 500 2% OTM PutWrite (“PUTY”), and the Cboe Russell 2000 PutWrite (“PUTR”) rallied 28.71%, 15.67%, and 20.50%, respectively.

In the wake of 2020, option premiums (implied volatility levels) remained elevated relative to the years preceding the pandemic providing a good reminder that implied volatility levels only need to be near historic averages to provide ample ‘revenue’ for our portfolio to produce attractive returns. With higher revenues generally come higher profits (option implied volatility premiums), which has been the case in every quarter since a remarkable negative implied volatility premium in 1Q2020. On the year, the Cboe S&P 500 Volatility Index (“VIX”) was down -5.5pts with an average 30-day implied volatility premium of 6.7. Of equal importance, the Cboe Russell 2000 Volatility Index (“RVX”) was lower by -7.0pts with an average 30-day implied volatility premium of 5.4. (Higher implied volatility premiums are better for the strategy.)

In 2021, the sleeve managed by NBIA (the “sleeve”) returned 14.76% (net of fees) as it captured a reasonable portion of the PUTY return of 15.67% and appreciated more than the Bloomberg US High Yield Index (“BB US HY”) return of 5.28%.

Towards the end of the year the Fed developed a hawkish stance as inflationary pressures mounted, and the labor market continued to tighten. While the federal funds rate remained stable during the fourth quarter, the Fed announced they would increase the rate of tapering in January which likely indicates more rate hikes in 2022. On the year, short-term US rates decreased -3bps and 10-Year US rates rallied 60bps. Over this same period, the Collateral Portfolio declined -0.17% versus the ICE BofA 0-3M US T-Bill Index’s return of 0.05%.

While the 2020 pandemic has proved to be a catalyst for higher implied volatility levels, market and economic risks have manifested such that we continue to believe implied volatility/risk levels are likely to remain near or above long-term averages for the foreseeable future. Looking at the VIX futures market, we believe investors continue to price mid-to-longer dated VIX futures at levels well above long-term averages. While spot and shorter-dated futures are near or below long-term averages, they have been quick to adjust at the first sign of market sentiment around macro conditions. Hence, we believe we are squarely in the middle innings of the current volatility regime.

Strategy Allocations

The fund’s target allocations across the three managers are as follows: 40% each to Brown Brothers Harriman and Guggenheim Investments, and 20% to Neuberger Berman. We use the fund’s daily cash flows to bring each manager’s allocation toward their targeted allocation should differences in shorter-term relative performance cause divergences. We believe the fund remains well-diversified with the ability to be opportunistic across non-traditional credit sectors, particularly within the broad mandates of the fund’s flexible credit managers, BBH and Guggenheim.

Sub-Advisor Portfolio Composition as of December 31, 2021

Brown Brothers Harriman Credit Value Strategy

ABS	17%
Bank Loans	33%
Corporate Bonds	44%
CMBS	3%
Reserves	3%

Guggenheim Multi-Credit Strategy

ABS	23%
Bank Loans	25%
Corporate Bonds	38%
CMBS	3%
Non-Agency RMBS	4%
Preferred Stock	5%
Cash	2%

Neuberger Berman Option Income Strategy

Equity Index Put Writing	100%

92	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	Strategy
Andrew P. Hofer Neil Hohmann Paul Kunz	Brown Brothers Harriman & Co.	40%	Credit Value
Scott Minerd Anne Walsh Steven Brown Adam Bloch	Guggenheim Partners Investment Management, LLC	40%	Multi-Credit
Derek Devens Rory Ewing	Neuberger Berman Investment Advisers LLC	20%	Option Income

High Income Alternatives Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP High Income Alternatives Fund from September 28, 2018 to December 31, 2021 compared with the Bloomberg Barclays Aggregate Bond Index and Morningstar Non-Traditional Bond Fund Category

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	93

iMGP High Income Alternatives Fund (formerly PartnerSelect High Income Alternatives Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021

Shares		Value

COMMON STOCKS: 0.0%

Consumer Staples: 0.0%
648	Moran Foods LLC*	$1,297

TOTAL COMMON STOCKS (Cost $0)		1,297

PREFERRED STOCKS: 2.7%

Financials: 2.6%
	American Financial Group, Inc.
1,789	4.500%, 09/15/2060	48,285
	Assurant, Inc.
2,000	5.250%, 01/15/2061	53,940
	Bank of America Corp.
4,000	4.375%, 11/03/2025(a)	102,320
	Bank of America Corp.
6,000	4.125%, 02/02/2026(a)	152,460
	CNO Financial Group, Inc.
2,000	5.125%, 11/25/2060	53,100
	Equitable Holdings, Inc.
2,800	4.300%, 03/15/2026(a)	70,700
	Federal Agricultural Mortgage Corp.
2,000	5.750%, 07/17/2025(a)	53,360
	First Eagle Alternative Capital BDC, Inc.
26,600	5.000%, 05/25/2026	679,630
	First Republic Bank
2,400	4.125%, 10/30/2025(a)	60,744
	First Republic Bank
8,000	4.250%, 03/30/2026(a)	205,600
	First Republic Bank—Series N
800	4.500%, 12/31/2026	20,800
	Gladstone Investment Corp.
6,600	4.875%, 11/01/2028	173,382
	Horizon Technology Finance Corp.
6,100	4.875%, 03/30/2026	158,295
	PartnerRe Ltd.
1,158	4.875%, 03/15/2026(a)	31,382
	Prudential Financial, Inc.
4,400	4.125%, 09/01/2060	114,576
	Selective Insurance Group, Inc.
2,000	4.600%, 12/15/2025(a)	51,800
	Trinity Capital, Inc.
17,000	7.000%, 01/16/2025	447,100
	W R Berkley Corp.
755	4.250%, 09/30/2060	20,000
	W R Berkley Corp.
5,619	4.125%, 03/30/2061	143,397
	Wells Fargo & Co.
6,000	4.700%, 12/15/2025(a)	154,800

		2,795,671

Real Estate: 0.1%
	Public Storage
1,744	4.125%, 08/14/2025(a)	44,071

TOTAL PREFERRED STOCKS (Cost $2,760,032)		2,839,742

Shares		Value

CLOSED-END FUNDS: 0.4%
3,065	Ares Dynamic Credit Allocation Fund, Inc.	$50,051
16,424	BlackRock Corporate High Yield Fund, Inc.	202,672
3,920	BlackRock Credit Allocation Income Trust	58,996
1,528	BlackRock Debt Strategies Fund, Inc.	17,878
6,131	Blackstone Strategic Credit Fund	82,707
1,347	Eaton Vance Ltd. Duration Income Fund	17,646
2,307	Western Asset High Income Opportunity Fund, Inc.	11,996

TOTAL CLOSED-END FUNDS (Cost $308,743)		441,946

Principal Amount^

ASSET-BACKED SECURITIES: 15.4%
	AASET Trust
$220,258	Series 2019-2-B 4.458%, 10/16/2039(b)	187,137
244,877	Series 2020-1A-B 4.335%, 01/16/2040(b)	176,717
	AASET US Ltd.
188,064	Series 2018-2A-A 4.454%, 11/18/2038(b)	179,855
	ABPCI Direct Lending Fund ABS I Ltd.
120,000	Series 2020-1A-B 4.935%, 12/20/2030(b)	119,891
	ABPCI Direct Lending Fund CLO I LLC
250,000	Series 2017-1A-DR 4.632%, 04/20/2032(b)(c) 3 mo. USD LIBOR + 4.500%	248,935
	ABPCI Direct Lending Fund IX LLC
500,000	Series 2020-9A-BR 2.624%, 11/18/2031(b)(c) 3 mo. USD LIBOR + 2.500%	499,618
	Adams Outdoor Advertising L.P.
367,684	Series 2018-1-A 4.810%, 11/15/2048(b)	379,425
	Anchorage Credit Funding 3 Ltd.
250,000	Series 2016-3A-BR 3.471%, 01/28/2039(b)	248,321
	Anchorage Credit Funding 4 Ltd.
250,000	Series 2016-4A-CR 3.523%, 04/27/2039(b)	248,554
	Applebee’s Funding LLC / IHOP Funding LLC
99,000	Series 2019-1A-A2I 4.194%, 06/05/2049(b)	100,507
	Ares Finance Co. II LLC
500,000	0.000%, 10/15/2036	499,600
	Atlas Senior Loan Fund Ltd.
350,000	Series 2018-9A-C 1.932%, 04/20/2028(b)(c) 3 mo. USD LIBOR + 1.800%	349,207
	Business Jet Securities LLC
102,214	Series 2020-1A-B 3.967%, 11/15/2035(b)	102,816
	CARS-DB4 L.P.
220,000	Series 2020-1A-B1 4.170%, 02/15/2050(b)	226,333
100,000	Series 2020-1A-B3 4.950%, 02/15/2050(b)	103,717

The accompanying notes are an integral part of these financial statements.

94	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund (formerly PartnerSelect High Income Alternatives Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Castlelake Aircraft Securitization Trust
$147,884	Series 2018-1-A 4.125%, 06/15/2043(b)	$145,093
	Castlelake Aircraft Structured Trust
188,544	Series 2021-1A-B 6.656%, 01/15/2046(b)	200,219
	CHCP Ltd.
100,000	Series 2021-FL1-D 3.165%, 02/15/2038(b)(c) 1 mo. USD LIBOR + 3.114%	99,989
	CIFC Funding II Ltd.
250,000	Series 2017-2A-DR 3.232%, 04/20/2030(b)(c) 3 mo. USD LIBOR + 3.100%	250,024
	Digital Brige Issuer LLC
350,000	Series 2021-1A-A2 3.933%, 09/25/2051(b)	349,154
	Dryden Senior Loan Fund
300,000	Series 2021-87A-SUB 0.000%, 05/20/2034(b)(d)	273,593
	Elm Trust
110,000	Series 2020-4A-B 3.866%, 10/20/2029(b)	108,414
	Falcon Aerospace Ltd.
245,854	Series 2017-1-B 6.300%, 02/15/2042(b)	235,302
	Firstkey Revolving Trust
150,000	0.000%, 11/30/2058	148,785
	GAIA Aviation Ltd.
161,204	Series 2019-1-A 3.967%, 12/15/2044(b)(e)	157,575
	GoldentTree Loan Management US CLO 1 Ltd.
250,000	Series 2021-9A-D 3.032%, 01/20/2033(b)(c) 3 mo. USD LIBOR + 2.900%	250,130
	Golub Capital Partners ABS Funding Ltd.
150,000	Series 2020-1A-B 4.496%, 01/22/2029(b)	149,907
	Hull Street CLO Ltd.
196,514	Series 2014-1A-CR 2.822%, 10/18/2026(b)(c) 3 mo. USD LIBOR + 2.700%	196,579
	IP Lending II Ltd.
100,000	Series 2021-2A-SNR 3.650%, 07/15/2025(b)	99,803
	JOL Air Ltd.
207,029	Series 2019-1-A 3.967%, 04/15/2044(b)	200,443
	LCCM Trust
150,000	Series 2021-FL3-C 2.700%, 11/15/2038(b)(c) 1 mo. USD LIBOR + 2.600%	150,010
	LCM 35 Ltd.
520,000	Series 35A-SUB 0.000%, 10/15/2034(b)(d)	416,000
	LoanCore Issuer Ltd.
100,000	Series 2021-CRE5-D 3.110%, 07/15/2036(b)(c) 1 mo. USD LIBOR + 3.000%	99,879

Principal Amount^		Value
$100,000	Series 2021-CRE6-D 2.960%, 11/15/2038(b)(c) 1 mo. USD LIBOR + 2.850%	$99,879
	Madison Park Funding XLVIII Ltd.
250,000	Series 2021-48A-D 3.124%, 04/19/2033(b)(c) 3 mo. USD LIBOR + 3.000%	249,326
	Marathon CLO V Ltd.
500,000	Series 2013-5A-A2R 1.610%, 11/21/2027(b)(c) 3 mo. USD LIBOR + 1.450%	494,122
250,000	Series 2013-5A-BR 2.010%, 11/21/2027(b)(c) 3 mo. USD LIBOR + 1.850%	245,597
	MCA Fund Holding LLC
234,815	Series 2020-1-B 4.247%, 11/15/2035(b)	230,956
	MidOcean Credit CLO VII
500,000	Series 2017-7A-CR 2.324%, 07/15/2029(b)(c) 3 mo. USD LIBOR + 2.200%	498,393
	Monroe Capital ABS Funding Ltd.
180,000	Series 2021-1A-A2 2.815%, 04/22/2031(b)	176,617
	Monroe Capital CLO Ltd.
249,259	Series 2014-1A-CR 2.528%, 10/22/2026(b)(c) 3 mo. USD LIBOR + 2.400%	249,444
	Morgan Stanley ABS Capital I, Inc. Trust
291,736	Series 2006-HE8-A2D 0.322%, 10/25/2036(c) 1 mo. USD LIBOR + 0.220%	174,580
369,982	Series 2007-HE4-A2C 0.332%, 02/25/2037(c) 1 mo. USD LIBOR + 0.230%	162,448
	Morgan Stanley IXIS Real Estate Capital Trust
373,384	Series 2006-2-A4 0.322%, 11/25/2036(c) 1 mo. USD LIBOR + 0.220%	167,673
	Nassau CFO LLC
203,487	Series 2019-1-A 3.980%, 08/15/2034(b)	206,697
	Neuberger Berman Loan Advisers Clo 44 Ltd.
250,000	Series 2021-44A-SUB 0.000%, 10/16/2034(b)(d)	235,260
	NewStar Clarendon Fund CLO LLC
231,384	Series 2014-1A-CR 3.174%, 01/25/2027(b)(c) 3 mo. USD LIBOR + 3.050%	231,362
	Newtek Small Business Loan Trust
112,758	Series 2018-1-A 2.700%, 02/25/2044(b)(c) 1 mo. PRIME - 0.550%	113,175
51,254	Series 2018-1-B 4.000%, 02/25/2044(b)(c) 1 mo. PRIME + 0.750%	51,553
	Northwoods Capital 20 Ltd.
250,000	Series 2019-20A-DR 4.394%, 01/25/2032(b)(c) 3 mo. USD LIBOR + 4.270%	247,349

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	95

iMGP High Income Alternatives Fund (formerly PartnerSelect High Income Alternatives Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Oxford Finance Funding LLC
$430,000	Series 2020-1A-B 4.037%, 02/15/2028(b)	$436,118
	Palmer Square Loan Funding Ltd.
250,000	Series 2021-1A-C 3.032%, 04/20/2029(b)(c) 3 mo. USD LIBOR + 2.900%	248,988
200,000	Series 2021-2A-SUB 0.000%, 05/20/2029(b)(d)	178,000
250,000	Series 2021-3A-C 2.671%, 07/20/2029(b)(c) 3 mo. USD LIBOR + 2.500%	248,946
200,000	Series 2021-3A-SUB 0.000%, 07/20/2029(b)(d)	189,682
	PennantPark CLO Ltd.
250,000	Series 2020-2A-D 6.624%, 01/15/2032(b)(c) 3 mo. USD LIBOR + 6.500%	250,113
	ReadyCap Lending Small Business Loan Trust
133,133	Series 2019-2-A 2.750%, 12/27/2044(b)(c) 1 mo. PRIME - 0.500%	130,719
	Republic Finance Issuance Trust
240,000	Series 2020-A-B 3.540%, 11/20/2030(b)	245,138
	Saganaw Insurance Recievables LLC
61,508	Series 2019-1A-A 5.125%, 12/01/2023(b)	61,855
	Sapphire Aviation Finance I Ltd.
144,514	Series 2018-1A-A 4.250%, 03/15/2040(b)	130,247
	Sapphire Aviation Finance II Ltd.
233,783	Series 2020-1A-B 4.335%, 03/15/2040(b)	207,813
	Secured Tenant Site Contract Revenue Notes
116,897	Series 2018-1A-C 3.970%, 06/15/2048(b)	118,363
	Sprite Ltd.
248,105	Series 2021-1-A 3.750%, 11/15/2046(b)	244,374
	Stack Infrastructure Issuer LLC
446,967	Series 2019-1A-A2 4.540%, 02/25/2044(b)	463,545
	Sunbird Engine Finance LLC
193,874	Series 2020-1A-B 4.703%, 02/15/2045(b)	174,726
	Thrust Engine Leasing
434,470	Series 2021-1A-B 6.121%, 07/15/2040(b)	433,420
	VB-S1 Issuer LLC
100,000	Series 2020-1A-D 4.090%, 06/15/2050(b)	103,538
150,000	Series 2020-1A-F 6.657%, 06/15/2050(b)	160,084
	VC 3 LS 2021 L.P. 91862 AA2
770,000	4.750%, 10/15/2041	761,145

Principal Amount^		Value
	VCP RRL ABS I Ltd.
$ 100,000	Series 2021-1A-C 5.425%, 10/20/2031(b)	$100,176
	Venture XIII CLO Ltd.
250,000	Series 2013-13A-SUB 0.000%, 09/10/2029(b)(d)	58,085
	Wachovia Asset Securitization Issuance II LLC Trust
176,157	Series 2007-HE2A-A 0.232%, 07/25/2037(b)(c) 1 mo. USD LIBOR + 0.130%	173,534
	WRG Debt Funding IV LLC
310,318	Series 2020-1-B 6.535%, 07/15/2028(b)	310,742

TOTAL ASSET-BACKED SECURITIES (Cost $16,694,766)		16,465,314

BANK LOANS: 24.4%
	AAdvantage Loyalty IP Ltd.
700,000	5.500%, 04/20/2028(c) 3 mo. LIBOR + 4.750%	726,561
	Accuride Corp.
48,469	6.250%, 11/17/2023(c) 3 mo. LIBOR + 5.250%	46,943
	AHP Health Partners, Inc.
768,075	4.000%, 08/04/2028(c) 1 mo. LIBOR + 3.500%	769,277
	AI Aqua Merger Sub, Inc.
8,889	0.000%, 07/31/2028(f)	8,925
2,222	0.000%, 07/31/2028(f)	2,231
88,889	4.500%, 07/31/2028(c) 1 mo. LIBOR + 4.000%	89,246
	Air Canada
735,000	4.250%, 08/11/2028(c) 3 mo. LIBOR + 3.500%	735,393
	AL NGPL Holdings LLC
339,150	4.750%, 04/14/2028(c) 3 mo. LIBOR + 3.750%	341,694
	Allen Media LLC
520,641	5.724%, 02/10/2027(c) 3 mo. LIBOR + 5.500%	521,097
	AllSpring Buyer LLC
265,000	0.000%, 11/01/2028(f)	265,994
430,242	3.750%, 11/01/2028(c) 2 mo. LIBOR + 3.250%	431,855
	American Rock Salt Co. LLC
99,500	4.750%, 06/09/2028(c) 1 mo. LIBOR + 4.000%	99,376
	American Trailer World Corp.
99,500	4.500%, 03/03/2028(c) 1 mo. LIBOR + 3.750%	99,313
	Anchor Packaging, Inc.
98,089	4.104%, 07/18/2026(c) 1 mo. LIBOR + 4.000%	97,353
	API Technologies Corp.
97,500	4.354%, 05/09/2026(c) 1 mo. LIBOR + 4.250%	93,113
	ApttusCorp.
99,750	5.000%, 05/08/2028(c) 3 mo. LIBOR + 4.250%	100,124

The accompanying notes are an integral part of these financial statements.

96	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund (formerly PartnerSelect High Income Alternatives Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	Arcline FM Holdings LLC
$ 99,750	5.500%, 06/23/2028(c) 3 mo. LIBOR + 4.750%	$99,812
	Arctic Glacier U.S.A., Inc.
100,000	4.500%, 03/20/2024(c) 3 mo. LIBOR + 3.500%	94,652
	Aston FinCo S.A.R.L.
98,250	4.351%, 10/09/2026(c) 1 mo. LIBOR + 4.250%	97,892
	Atlas CC Acquisition Corp.
16,817	5.000%, 05/25/2028(c) 3 mo. LIBOR + 4.250%	16,876
82,683	5.000%, 05/25/2028(c) 3 mo. LIBOR + 4.250%	82,974
	BCP Renaissance Parent LLC
605,788	4.500%, 10/31/2024(c) 3 mo. LIBOR + 3.500%	605,315
	BCPE Empire Holdings, Inc.
97,811	4.104%, 06/11/2026(c) 1 mo. LIBOR + 4.000%	97,368
100,000	4.500%, 06/11/2026(c) 1 mo. LIBOR + 4.000%	99,844
	Blue Ribbon LLC
98,125	6.750%, 05/08/2028(c) 3 mo. LIBOR + 6.000%	98,370
	BWAY Holding Co.
57,529	3.352%, 04/03/2024(c) 1 mo. LIBOR + 3.250%	56,877
	CambrexCorp.
99,000	4.250%, 12/04/2026(c) 1 mo. LIBOR + 3.500%	99,216
	Camin Cargo Control, Inc.
99,500	7.500%, 06/04/2026(c) 1 mo. LIBOR + 6.500%	99,002
	Capstone Acquisition Holdings, Inc.
13,194	0.000%, 11/12/2027(f)	13,223
99,248	5.750%, 11/12/2027(c) 1 mo. LIBOR + 4.750%	99,465
	Cast and Crew Payroll LLC
48,237	3.604%, 02/09/2026(c) 1 mo. LIBOR + 3.500%	48,293
	CCRR Parent, Inc.
99,250	4.500%, 03/06/2028(c) 3 mo. LIBOR + 3.750%	99,313
	CD&R Hydra Buyer, Inc.
97,462	5.250%, 12/11/2024(c) 1 mo. LIBOR + 4.250%	97,705
	Charter NEX US, Inc.
99,000	4.500%, 12/01/2027(c) 1 mo. LIBOR + 3.750%	99,333
	Clarios Global L.P.
664,521	0.000%, 04/30/2026(f)	661,946
579,243	3.354%, 04/30/2026(c) 1 mo. LIBOR + 3.250%	576,998
	Comet Acquisition, Inc.
97,000	3.474%, 10/24/2025(c) 3 mo. LIBOR + 3.250%	96,103

Principal Amount^		Value
	Connect Finco S.A.R.L
$ 516,061	4.500%, 12/11/2026(c) 1 mo. LIBOR + 3.500%	$516,750
	CP Atlas Buyer, Inc.
99,257	4.250%, 11/23/2027(c) 3 mo. LIBOR + 3.750%	98,959
	CPC Acquisition Corp.
198,500	4.500%, 12/29/2027(c) 3 mo. LIBOR + 3.750%	196,515
	CPM Holdings, Inc.
97,000	3.599%, 11/17/2025(c) 3 mo. LIBOR + 3.500%	96,515
	Cross Financial Corp.
99,500	4.750%, 09/15/2027(c) 1 mo. LIBOR + 4.000%	100,204
	Deerfield Dakota Holding LLC
98,500	4.750%, 04/09/2027(c) 1 mo. LIBOR + 3.750%	98,739
	Denali Water Solutions
61,620	5.000%, 03/25/2028(c) 3 mo. LIBOR + 4.250%	61,659
	DG Investment Intermediate Holdings 2, Inc.
99,503	4.500%, 03/31/2028(c) 1 mo. LIBOR + 3.500%	99,597
	DXP Enterprises, Inc.
99,000	5.750%, 12/16/2027(c) 1 mo. LIBOR + 4.750%	98,753
	Eastern Power LLC
655,273	4.750%, 10/02/2025(c) 3 mo. LIBOR + 3.750%	512,414
	Eisner Advisory Group LLC
90,909	6.000%, 07/28/2028(c) 3 mo. LIBOR + 5.250%	91,137
9,091	7.500%, 07/28/2028(c) 3 mo. PRIME + 4.250%	9,114
	Entrans International LLC
66,000	6.104%, 11/01/2024(c) 1 mo. LIBOR + 6.000%	62,436
	EyeCare Partners LLC
98,398	3.974%, 02/18/2027(c) 3 mo. LIBOR + 3.750%	97,998
	First Brands Group LLC
99,250	6.000%, 03/30/2027(c) 3 mo. LIBOR + 5.000%	99,895
	Firstdigital Communications LLC
50,000	5.000%, 12/17/2026(c) 3 mo. LIBOR + 4.250%	49,610
	Florida Food Products LLC
100,000	5.750%, 10/18/2028(c) 3 mo. LIBOR + 5.000%	98,875
	FR Refuel LLC
88,333	5.500%, 11/08/2028(c) 1 mo. LIBOR + 4.750%	87,892
	Franchise Group Intermediate Holdco LLC
45,293	4.953%, 11/22/2023(c) 3 mo. LIBOR + 4.750%	45,293
81,545	5.500%, 03/10/2026(c) 3 mo. LIBOR + 4.750%	81,782
	GEON Performance Solutions LLC
359,100	5.500%, 08/18/2028(c) 3 mo. LIBOR + 4.750%	362,691

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	97

iMGP High Income Alternatives Fund (formerly PartnerSelect High Income Alternatives Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	Gibson Brands Inc.
$ 100,000	5.750%, 08/11/2028(c) 3 mo. LIBOR + 5.000%	$99,250
	GIP II Blue Holding, L.P
379,050	4.724%, 09/29/2028(c) 3 mo. LIBOR + 5.000%	378,813
	Global Medical Response, Inc.
259,331	5.250%, 05/31/2022(c) 6 mo. LIBOR + 4.250%	258,729
	GT Polaris, Inc.
98,753	4.500%, 09/24/2027(c) 3 mo. LIBOR + 3.750%	99,046
	Hamilton Projects Acquiror LLC
137,999	5.500%, 06/17/2027(c) 3 mo. LIBOR + 4.750%	138,186
	Help At Home, Inc.
89,106	6.000%, 10/29/2027(c) 3 mo. LIBOR + 5.000%	89,143
9,944	6.000%, 10/29/2027(c) 3 mo. LIBOR + 5.000%	9,948
	Higginbotham Insurance Agency, Inc.
21,921	6.250%, 01/24/2022(c) 3 mo. LIBOR + 5.500%	21,756
5,741	6.250%, 11/25/2026(c) 3 mo. LIBOR + 5.500%	5,741
77,645	6.250%, 11/25/2026(c) 1 mo. LIBOR + 5.500%	76,480
	HighTower Holdings LLC
19,950	4.750%, 04/21/2028(c) 3 mo. LIBOR + 4.000%	19,964
79,800	4.750%, 04/21/2028(c) 3 mo. LIBOR + 4.000%	79,858
	Holding Socotec SAS
100,000	5.000%, 06/30/2028(c) 3 mo. LIBOR + 4.250%	99,937
	IBC Capital Ltd.
79,068	3.966%, 09/11/2023(c) 3 mo. LIBOR + 3.750%	78,554
	ICON Luxembourg S.A.R.L.
533,583	2.750%, 07/03/2028(c) 3 mo. LIBOR + 2.250%	534,434
132,943	2.750%, 07/03/2028(c) 3 mo. LIBOR + 2.250%	133,155
	Illuminate Buyer LLC
47,120	3.604%, 06/30/2027(c) 1 mo. LIBOR + 3.500%	46,907
	Ilpea Parent, Inc.
694,986	0.000%, 06/22/2028(f)	694,986
99,500	5.250%, 06/22/2028 1 mo. LIBOR + 4.500%	99,500
	Ilpea Parent, Inc.
691,511	5.250%, 03/02/2023(c) 1 mo. LIBOR + 4.500%	691,511
	Imagefirst Holdings LLC
14,778	4.500%-5.250%, 04/27/2028(c) 3 mo. LIBOR + 4.500%	14,778
81,074	5.250%, 04/27/2028(c) 3 mo. LIBOR + 4.500%	81,074

Principal Amount^		Value
	Imagefirst Holdings, LLC
$ 18,519	0.000%, 04/27/2028(f)	$18,519
	Jazz Financing Lux S.A.R.L.
502,475	4.000%, 05/05/2028(c) 1 mo. LIBOR + 3.500%	504,957
	Jones DesLauriers Insurance Management Inc.
100,000 (CAD)	0.000%, 03/17/2028(f)	78,915
	Kronos Acquisition Holdings Inc.
108,342	4.250%, 12/22/2026(c) 3 mo. LIBOR + 3.750%	105,448
	Laseraway Intermediate Holdings II LLC
100,000	6.500%, 10/12/2027(c) 3 mo. LIBOR + 5.750%	99,625
	LTI Holdings, Inc.
96,750	3.604%, 09/06/2025(c) 1 mo. LIBOR + 3.500%	95,756
	Mavis Tire Express Services Corp.
99,500	4.750%, 05/04/2028(c) 1 mo. LIBOR + 4.000%	99,718
	MB2 Dental Solutions LLC
109,815	7.000%, 04/29/2022(c) 3 mo. LIBOR + 6.000%	107,957
48,161	8.250%, 01/29/2027(c) 3 mo. LIBOR + 5.000%	47,680
	Medline Borrower, L.P.
410,000	0.000%, 10/23/2028(f)	410,371
	Meridian Adhesives Group, Inc.
140,000	4.750%, 07/24/2028(c) 3 mo. LIBOR + 4.000%	139,737
	Midcap Financial Holdings Trust
250,000	2.120%, 11/22/2028(c) 3 mo. LIBOR	250,214
	Midwest Veterinary Partners LLC
99,750	4.750%, 04/27/2028(c) 1 mo. LIBOR + 4.000%	99,501
	Mileage Plus Holdings LLC
100,000	6.250%, 06/21/2027(c) 3 mo. LIBOR + 5.250%	105,725
	MIP V Waste Holdings LLC
355,000	3.750%, 12/08/2028(c) 3 mo. LIBOR + 3.250%	355,000
	MIP V Waste Holdings, LLC
45,000	0.000%, 12/08/2028(f)	45,000
	Moran Foods LLC
11,879	8.000%, 04/01/2024(c) 1 mo. LIBOR + 7.000%	12,147
14,982	11.750%, 10/01/2024(c) 3 mo. LIBOR + 10.750%	12,885
	Motel 6
99,750	5.750%, 09/09/2026(c) 1 mo. LIBOR + 5.000%	100,499
	MPH Acquisition Holdings LLC
350,000	0.000%, 08/17/2028(f)	342,564
758,100	4.750%, 08/17/2028(c) 3 mo. LIBOR + 4.250%	741,994
	NA Rail Hold Co. LLC
98,744	4.250%, 10/19/2026(c) 3 mo. LIBOR + 4.000%	99,237

The accompanying notes are an integral part of these financial statements.

98	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund (formerly PartnerSelect High Income Alternatives Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	National Mentor Holdings, Inc.
$ 94,857	4.500%, 03/02/2028(c) 1 mo. LIBOR + 3.750%	$93,967
	NFM & J, L.P.
25,144	6.750%, 11/30/2027(c) 3 mo. LIBOR + 5.750%	25,144
49,713	6.750%, 11/30/2027(c) 3 mo. LIBOR + 5.750%	49,168
	NFP Corp.
48,500	3.354%, 02/15/2027(c) 1 mo. LIBOR + 3.250%	47,799
	NorthRiver Midstream Finance L.P.
580,742	3.382%, 10/01/2025(c) 3 mo. LIBOR + 3.250%	580,490
	Organon & Co.
525,471	3.500%, 06/02/2028(c) 3 mo. LIBOR + 3.000%	526,729
	Pacific Bells LLC
98,969	5.000%, 10/13/2028(c) 3 mo. LIBOR + 4.500%	98,763
	Packers Holdings LLC
99,258	4.000%, 03/09/2028(c) 6 mo. LIBOR + 3.250%	98,762
	PAI Holdco, Inc.
99,250	4.250%, 10/28/2027(c) 3 mo. LIBOR + 3.500%	99,333
	Park River Holdings, Inc.
198,499	4.000%, 12/28/2027(c) 3 mo. LIBOR + 3.250%	196,948
	PECF USS Intermediate Holding III Corp.
100,000	0.000%, 12/15/2028(f)	100,232
	Pelican Products, Inc.
100,000	0.000%, 11/16/2028(f)	99,687
	Peraton Holding Corp.
99,250	4.500%, 02/01/2028(c) 1 mo. LIBOR + 3.750%	99,462
	PetVet Care Centers LLC
197,975	4.250%, 02/14/2025(c) 1 mo. LIBOR + 3.500%	198,197
	Planview Parent, Inc.
99,000	4.750%, 12/17/2027(c) 3 mo. LIBOR + 4.000%	99,186
	Playpower, Inc.
90,356	5.718%, 05/08/2026(c) 3 mo. LIBOR + 5.500%	88,700
	Polaris Newco LLC
99,750	4.500%, 06/02/2028(c) 3 mo. LIBOR + 4.000%	99,869
	Pro Mach Group, Inc.
2,793	5.000%, 08/31/2028(c) 3 mo. LIBOR + 4.000%	2,806
86,034	5.000%, 08/31/2028(c) 3 mo. LIBOR + 4.000%	86,440
	Project Ruby Ultimate Parent Corp.
99,250	4.000%, 03/03/2028(c) 1 mo. LIBOR + 3.250%	99,270
	Protective Industrial Products, Inc.
199,000	4.750%, 12/29/2027(c) 1 mo. LIBOR + 4.000%	198,628

Principal Amount^		Value
	Quirch Foods Holdings LLC
$99,000	5.500%, 10/27/2027(c) 1 mo. LIBOR + 4.500%	$99,619
	RCP Vega, Inc.
88,640	4.854%, 04/30/2026(c) 1 mo. LIBOR + 4.750%	88,219
	Resonetics LLC
99,750	4.750%, 04/28/2028(c) 3 mo. LIBOR + 4.000%	99,875
	SCP Eye Care Services LLC
84,801	5.250%, 03/16/2028(c) 6 mo. LIBOR + 4.500%	85,067
	ScribeAmerica Intermediate Holdco LLC
47,097	4.604%, 04/03/2025(c) 1 mo. LIBOR + 4.500%	43,271
	Service Logic Acquisition, Inc.
77,405	4.750%, 10/29/2027(c) 3 mo. LIBOR + 4.000%	77,309
14,575	4.750%, 10/29/2027(c) 3 mo. LIBOR + 4.000%	14,557
	Sitecore Holding III A/S
101,736	7.500%, 09/01/2028(c) 3 mo. LIBOR + 7.000%	100,459
	Southern Veterinary Partners LLC
12,091	5.000%, 10/05/2027(c) 3 mo. LIBOR + 4.000%	12,129
87,220	5.000%, 10/05/2027(c) 3 mo. LIBOR + 4.000%	87,492
	Sovos Brands Intermediate, Inc.
82,897	4.500%, 06/08/2028(c) 3 mo. LIBOR + 3.750%	82,991
	Sovos Compliance LLC
85,274	5.000%, 08/11/2028(c) 1 mo. LIBOR + 4.500%	85,601
	SP PF Buyer LLC
148,473	4.604%, 12/22/2025(c) 1 mo. LIBOR + 4.500%	144,360
	Syndigo LLC
148,875	5.250%, 12/15/2027(c) 6 mo. LIBOR + 4.500%	149,247
	System One Holdings LLC
760,000	0.000%, 03/02/2028(f)	760,000
756,556	4.750%, 03/02/2028(c) 3 mo. LIBOR + 4.000%	756,556
	Teneo Holdings LLC
67,731	6.250%, 07/11/2025(c) 1 mo. LIBOR + 5.250%	68,014
	Tibco Software, Inc.
98,500	3.852%, 06/30/2026(c) 1 mo. LIBOR + 3.750%	97,884
	Trans Union LLC
50,000	0.000%, 12/03/2029(f)	50,031
	TricorBraun Holdings, Inc.
99,530	3.750%, 03/03/2028(c) 1 mo. LIBOR + 3.250%	98,949
	Truck Hero, Inc.
99,250	4.000%, 01/31/2028(c) 1 mo. LIBOR + 3.250%	98,917
	TVC Albany, Inc.
96,750	3.600%, 07/23/2025(c) 1 mo. LIBOR + 3.500%	95,783
	UGI Energy Services LLC
234,000	3.854%, 08/13/2026(c) 1 mo. LIBOR + 3.750%	234,585

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	99

iMGP High Income Alternatives Fund (formerly PartnerSelect High Income Alternatives Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	United Airlines, Inc.
$ 650,088	4.500%, 04/21/2028(c) 3 mo. LIBOR + 3.750%	$653,891
	Venture Global Calcasieu Pass LLC
31,803	2.479%, 08/19/2026(c) 3 mo. LIBOR + 0.831%	31,485
	Vertical US Newco, Inc.
98,756	4.000%, 07/30/2027(c) 6 mo. LIBOR + 3.500%	98,948
	Women’s Care Enterprises LLC
199,000	5.250%, 01/15/2028(c) 3 mo. LIBOR + 4.500%	198,950
	Wrench Group LLC
98,996	4.224%, 04/30/2026(c) 3 mo. LIBOR + 4.000%	98,996
	Xplornet Communications, Inc.
99,750	4.500%, 10/02/2028(c) 1 mo. LIBOR + 4.000%	99,760
	Yak Access LLC
100,000	10.211%, 07/10/2026(c) 3 mo. LIBOR + 10.000%	67,000
	Zep Inc.
21,573	5.000%, 09/30/2022(c) 3 mo. LIBOR + 4.000%	21,087

TOTAL BANK LOANS (Cost $26,125,013)		26,051,711

CORPORATE BONDS: 30.5%

Basic Materials: 0.8%
	Alcoa Nederland Holding B.V.
200,000	5.500%, 12/15/2027(b)	214,276
	Clearwater Paper Corp.
37,000	4.750%, 08/15/2028(b)	37,778
	EverArc Escrow Sarl
100,000	5.000%, 10/30/2029(b)	100,224
	Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
30,000	9.000%, 07/01/2028(b)	32,035
	INEOS Quattro Finance 2 Plc
200,000	3.375%, 01/15/2026(b)	200,965
	Kaiser Aluminum Corp.
100,000	4.500%, 06/01/2031(b)	98,527
	Minerals Technologies, Inc.
65,000	5.000%, 07/01/2028(b)	67,468
	Valvoline, Inc.
100,000	3.625%, 06/15/2031(b)	96,978

		848,251

Communications: 2.1%
	Altice France S.A.
200,000	5.500%, 10/15/2029(b)	197,341
	AMC Networks, Inc.
50,000	4.250%, 02/15/2029	49,778
	British Telecommunications Plc
200,000	4.875%, 11/23/2081(b)(d) 5 year CMT + 3.493%	201,623
	CCO Holdings LLC / CCO Holdings Capital Corp.
85,000	4.250%, 02/01/2031(b)	85,920

Principal Amount^		Value

Communications (continued)
$ 70,000	4.500%, 06/01/2033(b)	$71,527
	Connect Finco S.A.R.L / Connect US Finco LLC
200,000	6.750%, 10/01/2026(b)	210,520
	Houghton Mifflin Harcourt Publishers, Inc.
50,000	9.000%, 02/15/2025(b)	52,538
	LCPR Senior Secured Financing DAC
200,000	5.125%, 07/15/2029(b)	201,300
	Level 3 Financing, Inc.
124,000	4.250%, 07/01/2028(b)	122,961
	Match Group Holdings II LLC
50,000	4.625%, 06/01/2028(b)	52,115
	Mav Acquisition Corp.
50,000	5.750%, 08/01/2028(b)	49,576
150,000	8.000%, 08/01/2029(b)	149,063
	Radiate Holdco LLC / Radiate Finance, Inc.
100,000	4.500%, 09/15/2026(b)	101,122
	Switch Ltd.
100,000	3.750%, 09/15/2028(b)	100,894
	UPC Broadband Finco B.V.
200,000	4.875%, 07/15/2031(b)	204,323
	ViacomCBS, Inc.
60,000	4.950%, 05/19/2050	76,945
	Virgin Media Vendor Financing Notes IV DAC
200,000	5.000%, 07/15/2028(b)	201,810
	Vodafone Group Plc
100,000	5.125%, 06/04/2081(d) 5 year CMT + 3.073%	102,410

		2,231,766

Consumer, Cyclical: 2.3%
	1011778 BC ULC / New Red Finance, Inc.
100,000	4.000%, 10/15/2030(b)	98,458
	Air Canada
100,000 (CAD)	4.625%, 08/15/2029(b)	78,932
	Air Canada Pass Through Trust
21,857	Series 2020-2-A 5.250%, 10/01/2030(b)	23,843
	Asbury Automotive Group, Inc.
44,000	4.625%, 11/15/2029(b)	44,898
	Beacon Roofing Supply, Inc.
19,000	4.125%, 05/15/2029(b)	19,019
	Boyne USA, Inc.
100,000	4.750%, 05/15/2029(b)	103,171
	Deuce Finco Plc
100,000 (GBP)	5.500%, 06/15/2027(b)	134,837
	Hilton Domestic Operating Co., Inc.
150,000	4.000%, 05/01/2031(b)	153,786
50,000	3.625%, 02/15/2032(b)	49,820
	Hyatt Hotels Corp.
95,000	5.750%, 04/23/2030	113,542
	JB Poindexter & Co., Inc.
75,000	7.125%, 04/15/2026(b)	78,585
	Marriott International, Inc.
70,000	4.625%, 06/15/2030	78,904
130,000	2.850%, 04/15/2031	129,882
50,000	3.500%, 10/15/2032	52,499

The accompanying notes are an integral part of these financial statements.

100	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund (formerly PartnerSelect High Income Alternatives Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Consumer, Cyclical (continued)
	Murphy Oil USA, Inc.
$ 125,000	3.750%, 02/15/2031(b)	$124,398
	Nordstrom, Inc.
160,000	4.375%, 04/01/2030	161,648
	Papa John’s International, Inc.
100,000	3.875%, 09/15/2029(b)	99,648
	Penn National Gaming, Inc.
100,000	4.125%, 07/01/2029(b)	97,152
	PetSmart, Inc. / PetSmart Finance Corp.
250,000	4.750%, 02/15/2028(b)	257,016
	Powdr Corp.
14,000	6.000%, 08/01/2025(b)	14,601
	Scotts Miracle-Gro Co. (The)
50,000	4.000%, 04/01/2031(b)	49,449
	Six Flags Theme Parks, Inc.
35,000	7.000%, 07/01/2025(b)	37,417
	Station Casinos LLC
50,000	4.625%, 12/01/2031(b)	50,495
	Suburban Propane Partners LP/Suburban Energy Finance Corp.
100,000	5.000%, 06/01/2031(b)	101,294
	Superior Plus L.P. / Superior General Partner, Inc.
100,000	4.500%, 03/15/2029(b)	102,932
	Wabash National Corp.
100,000	4.500%, 10/15/2028(b)	101,125
	WMG Acquisition Corp.
100,000	3.750%, 12/01/2029(b)	99,912

		2,457,263

Consumer, Non-cyclical: 3.2%
	Altria Group, Inc.
10,000	4.450%, 05/06/2050	10,375
	APi Escrow Corp.
100,000	4.750%, 10/15/2029(b)	102,153
	Avantor Funding, Inc.
75,000	4.625%, 07/15/2028(b)	78,312
	Bausch Health Cos., Inc.
625,000	4.875%, 06/01/2028(b)	640,194
	BCP V Modular Services Finance II Plc
100,000 (EUR)	4.750%, 11/30/2028(b)	115,087
	Carriage Services, Inc.
100,000	4.250%, 05/15/2029(b)	99,652
	Central Garden & Pet Co.
85,000	4.125%, 10/15/2030	85,869
	Charles River Laboratories International, Inc.
100,000	4.000%, 03/15/2031(b)	102,605
	CPI CG, Inc.
50,000	8.625%, 03/15/2026(b)	52,939
	DaVita, Inc.
49,000	4.625%, 06/01/2030(b)	50,252
	Endo Luxembourg Finance Co. I S.A.R.L/ Endo US, Inc.
100,000	6.125%, 04/01/2029(b)	98,198
	FAGE International S.A. / FAGE USA Dairy Industry, Inc.
200,000	5.625%, 08/15/2026(b)	205,203

Principal Amount^		Value

Consumer, Non-cyclical (continued)
	JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc.
$ 50,000	3.750%, 12/01/2031(b)	$50,822
	Kraft Heinz Foods Co.
50,000	5.000%, 06/04/2042	62,310
80,000	4.375%, 06/01/2046	94,016
25,000	4.875%, 10/01/2049	31,511
	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
12,000	7.000%, 12/31/2027(b)	11,330
	Legends Hospitality Holding Co. LLC / Legends Hospitality Co-Issuer, Inc.
200,000	5.000%, 02/01/2026(b)	201,265
	Mozart Debt Merger Sub, Inc.
150,000	3.875%, 04/01/2029(b)	149,771
100,000	5.250%, 10/01/2029(b)	101,572
	Nielsen Finance LLC / Nielsen Finance Co.
100,000	4.500%, 07/15/2029(b)	98,526
	Option Care Health, Inc.
100,000	4.375%, 10/31/2029(b)	100,403
	Post Holdings, Inc.
100,000	4.500%, 09/15/2031(b)	99,412
	Prime Security Services Borrower LLC / Prime Finance, Inc.
75,000	3.375%, 08/31/2027(b)	72,432
	Rent-A-Center, Inc.
100,000	6.375%, 02/15/2029(b)	104,392
	Sabre GLBL, Inc.
50,000	9.250%, 04/15/2025(b)	56,558
75,000	7.375%, 09/01/2025(b)	78,477
	Sotheby’s/Bidfair Holdings, Inc.
200,000	5.875%, 06/01/2029(b)	204,284
	Spectrum Brands, Inc.
50,000	5.500%, 07/15/2030(b)	53,698
	Tenet Healthcare Corp.
15,000	4.625%, 06/15/2028(b)	15,434
	US Foods, Inc.
70,000	6.250%, 04/15/2025(b)	72,963
50,000	4.750%, 02/15/2029(b)	50,894
	WW International, Inc.
100,000	4.500%, 04/15/2029(b)	95,871

		3,446,780

Energy: 4.2%
	Apache Corp.
235,000	4.625%, 11/15/2025	252,623
	BP Capital Markets Plc
250,000	4.875%, 03/22/2030(a)(d) 5 year CMT + 4.398%	268,750
	Cheniere Corpus Christi Holdings LLC
100,000	3.520%, 12/31/2039	100,626
	DCP Midstream Operating L.P.
100,000	3.250%, 02/15/2032	100,912
	DT Midstream, Inc.
100,000	4.125%, 06/15/2029(b)	102,541
	Energy Transfer L.P.
775,000	6.250%, 02/15/2023(d)(a) 3 mo. USD LIBOR + 4.028%	675,265
	EnLink Midstream LLC
245,000	5.625%, 01/15/2028(b)	255,158

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	101

iMGP High Income Alternatives Fund (formerly PartnerSelect High Income Alternatives Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Energy (continued)
	EnLink Midstream Partners L.P.
$ 345,000	4.150%, 06/01/2025	$358,301
	Global Partners L.P. / GLP Finance Corp.
50,000	7.000%, 08/01/2027	51,925
25,000	6.875%, 01/15/2029	26,214
	Harvest Midstream I L.P.
500,000	7.500%, 09/01/2028(b)	535,710
	ITT Holdings LLC
200,000	6.500%, 08/01/2029(b)	198,328
	Midwest Connector Capital Co. LLC
99,000	4.625%, 04/01/2029(b)	106,870
	Northriver Midstream Finance L.P.
125,000	5.625%, 02/15/2026(b)	130,237
	NuStar Logistics L.P.
100,000	6.375%, 10/01/2030	111,153
	Occidental Petroleum Corp.
405,000	2.900%, 08/15/2024	413,861
285,000	5.500%, 12/01/2025	316,279
100,000	7.875%, 09/15/2031	133,638
	Ovintiv Exploration, Inc.
210,000	5.625%, 07/01/2024	231,351
	Parkland Corp.
100,000	4.625%, 05/01/2030(b)	99,546

		4,469,288

Financial: 13.9%
	Aegon N.V.
500,000	5.500%, 04/11/2048(d) 6 mo. USD LIBOR + 3.540%	571,842
	Alliance Data Systems Corp.
375,000	4.750%, 12/15/2024(b)	383,025
	American Equity Investment Life Holding Co.
25,000	5.000%, 06/15/2027	28,347
	AmWINS Group, Inc.
50,000	4.875%, 06/30/2029(b)	50,586
	Apollo Management Holdings L.P.
700,000	4.950%, 01/14/2050(b)(d) 5 year CMT + 3.266%	719,029
	Avolon Holdings Funding Ltd.
205,000	5.500%, 01/15/2026(b)	226,868
	AXIS Specialty Finance LLC
400,000	4.900%, 01/15/2040(d) 5 year CMT + 3.186%	418,988
	Bank of New York Mellon Corp. (The)
30,000	4.700%, 09/20/2025(a)(d) 5 year CMT + 4.358%	32,078
	Brazilian Merchant Voucher Receivables Ltd.
200,000	4.180%, 04/07/2028(g)	206,930
	Business Development Corp. of America
225,000	4.850%, 12/15/2024(b)	238,190
	Charles Schwab Corp. (The)
100,000	4.000%, 12/01/2030(a)(d) 10 year CMT + 3.079%	101,125
	CION Investment Corp.
230,000	4.500%, 02/11/2026	229,594

Principal Amount^		Value
Financial (continued)
	Citigroup, Inc.
$ 100,000	4.000%, 12/10/2025(a)(d) 5 year CMT + 3.597%	$101,000
150,000	3.875%, 02/18/2026(a)(d) 5 year CMT + 3.417%	150,375
	Credit Acceptance Corp.
535,000	6.625%, 03/15/2026	557,384
	Cushman & Wakefield US Borrower LLC
57,000	6.750%, 05/15/2028(b)	61,071
	Drawbridge Special Opportunities Fund L.P. / Drawbridge Special Opportunities Fin
710,000	3.875%, 02/15/2026(b)	724,168
	Enstar Finance LLC
200,000	5.750%, 09/01/2040(d) 5 year CMT + 5.468%	205,516
	Equitable Holdings, Inc.
150,000	4.950%, 09/15/2025(a)(d) 5 year CMT + 4.736%	157,500
	Fairfax India Holdings Corp.
320,000	5.000%, 02/26/2028(b)	320,125
	Fidelis Insurance Holdings Ltd.
630,000	6.625%, 04/01/2041(b)(d) 5 year CMT + 6.323%	662,287
	Gladstone Capital Corp.
545,000	5.125%, 01/31/2026	574,975
	Global Atlantic Fin Co.
100,000	4.700%, 10/15/2051(b)(d) 5 year CMT + 3.796%	101,534
	GLP Capital L.P. / GLP Financing II, Inc.
50,000	5.300%, 01/15/2029	56,830
140,000	4.000%, 01/15/2031	149,579
	Home Point Capital, Inc.
200,000	5.000%, 02/01/2026(b)	185,717
	Host Hotels & Resorts L.P.
150,000	3.500%, 09/15/2030	154,312
	HUB International Ltd.
50,000	5.625%, 12/01/2029(b)	51,587
	Hunt Cos., Inc.
100,000	5.250%, 04/15/2029(b)	98,644
	Iron Mountain, Inc.
25,000	4.500%, 02/15/2031(b)	25,313
150,000	5.625%, 07/15/2032(b)	160,747
	Jane Street Group / JSG Finance, Inc.
100,000	4.500%, 11/15/2029(b)	101,164
	Jefferies Finance LLC / JFIN Co-Issuer Corp.
200,000	5.000%, 08/15/2028(b)	205,324
	Kennedy-Wilson, Inc.
100,000	5.000%, 03/01/2031	103,150
	KKR Core Holding Co. LLC
20,000	4.000%, 08/12/2031	19,588
	Kuvare US Holdings, Inc.
100,000	7.000%, 02/17/2051(b)(d) 5 year CMT + 6.541%	108,875
	Liberty Mutual Group, Inc.
220,000	4.300%, 02/01/2061(b)	207,133
	LPL Holdings, Inc.
150,000	4.000%, 03/15/2029(b)	153,812

The accompanying notes are an integral part of these financial statements.

102	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund (formerly PartnerSelect High Income Alternatives Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Financial (continued)
	Markel Corp.
$ 210,000	6.000%, 06/01/2025(d)(a) 5 year CMT + 5.662%	$230,475
	MetLife, Inc.
70,000	3.850%, 09/15/2025(a)(d) 5 year CMT + 3.576%	71,575
	Nationwide Mutual Insurance Co.
130,000	4.350%, 04/30/2050(b)(h)	149,782
	NFP Corp.
70,000	6.875%, 08/15/2028(b)	70,301
	OFS Capital Corp.
620,000	4.750%, 02/10/2026	627,495
	OneAmerica Financial Partners, Inc.
70,000	4.250%, 10/15/2050(b)	76,548
	OneMain Finance Corp.
100,000	4.000%, 09/15/2030	98,505
	Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc.
440,000	6.375%, 12/15/2022(b)	442,103
	PartnerRe Finance B LLC
615,000	4.500%, 10/01/2050(d) 5 year CMT + 3.815%	648,432
	PennantPark Investment Corp.
140,000	4.000%, 11/01/2026	139,144
	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc.
150,000	3.875%, 03/01/2031(b)	152,481
	Scentre Group Trust
610,000	5.125%, 09/24/2080(b)(d) 5 year CMT + 4.685%	654,225
	Sirius International Group Ltd.
700,000	4.600%, 11/01/2026(b)	716,982
	Strategic Credit Opportunities Partners LLC
345,000	4.250%, 04/01/2026	350,093
	Trinity Capital, Inc.
320,000	4.375%, 08/24/2026	320,005
	United Insurance Holdings Corp.
530,000	6.250%, 12/15/2027	538,908
	United Wholesale Mortgage LLC
100,000	5.500%, 11/15/2025(b)	101,983
100,000	5.500%, 04/15/2029(b)	98,265
	Universal Insurance Holdings, Inc.
345,000	Series QIB 5.625%, 11/30/2026(b)	345,632
	Wells Fargo & Co.
100,000	3.900%, 03/15/2026(d)(a) 5 year CMT + 3.453%	102,812
	Wilton RE Ltd.
250,000	6.000%, 10/22/2030(a)(b)(d) 5 year CMT + 5.266%	262,890

		14,802,948

Industrial: 1.8%
	Arcosa, Inc.
100,000	4.375%, 04/15/2029(b)	101,523
	Artera Services LLC
110,000	9.033%, 12/04/2025(b)	116,495

Principal Amount^		Value

Industrial (continued)
	Atkore, Inc.
$ 100,000	4.250%, 06/01/2031(b)	$102,644
	Boeing Co. (The)
200,000	5.150%, 05/01/2030	233,427
100,000	5.705%, 05/01/2040	128,933
100,000	5.805%, 05/01/2050	136,110
	Cleaver-Brooks, Inc.
100,000	7.875%, 03/01/2023(b)	98,052
	Flowserve Corp.
60,000	3.500%, 10/01/2030	62,120
	GrafTech Finance, Inc.
105,000	4.625%, 12/15/2028(b)	106,762
	Great Lakes Dredge & Dock Corp.
100,000	5.250%, 06/01/2029(b)	103,150
	Harsco Corp.
125,000	5.750%, 07/31/2027(b)	127,469
	Intertape Polymer Group, Inc.
100,000	4.375%, 06/15/2029(b)	100,152
	James Hardie International Finance DAC
250,000	5.000%, 01/15/2028(b)	260,356
	Mauser Packaging Solutions Holding Co.
50,000	8.500%, 04/15/2024(b)	51,959
	New Enterprise Stone & Lime Co., Inc.
75,000	9.750%, 07/15/2028(b)	80,356
	Standard Industries, Inc.
50,000	4.375%, 07/15/2030(b)	51,095
25,000	3.375%, 01/15/2031(b)	24,125
	TopBuild Corp.
50,000	3.625%, 03/15/2029(b)	50,447

		1,935,175

Technology: 0.9%
	AMS AG
265,000	7.000%, 07/31/2025(b)	281,314
	Boxer Parent Co., Inc.
50,000	7.125%, 10/02/2025(b)	52,492
	Brunello Bidco SpA
100,000 (EUR)	3.750%, 02/15/2028(b)(c) 3 mo. EURIBOR + 3.750%	113,961
	CDK Global, Inc.
50,000	5.250%, 05/15/2029(b)	53,073
	CDW LLC / CDW Finance Corp.
60,000	3.569%, 12/01/2031	62,513
	Citrix Systems, Inc.
100,000	1.250%, 03/01/2026	97,535
	NCR Corp.
100,000	5.250%, 10/01/2030(b)	102,899
	Playtika Holding Corp.
100,000	4.250%, 03/15/2029(b)	98,152
	Twilio, Inc.
100,000	3.875%, 03/15/2031	101,113

		963,052

Utilities: 1.3%
	Clearway Energy Operating LLC
100,000	3.750%, 02/15/2031(b)	99,904
	Edison International
700,000	5.375%, 03/15/2026(a)(d) 5 year CMT + 4.698%	734,195
	Terraform Global Operating LLC
25,000	6.125%, 03/01/2026(b)	25,566

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	103

iMGP High Income Alternatives Fund (formerly PartnerSelect High Income Alternatives Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Utilities (continued)
	Vistra Operations Co. LLC
$ 535,000	5.000%, 07/31/2027(b)	$555,897

		1,415,562

TOTAL CORPORATE BONDS (Cost $31,552,251)		32,570,085

GOVERNMENT SECURITIES & AGENCY ISSUE: 17.4%
	United States Treasury Note
2,500,000	0.125%, 12/15/2023	2,472,021
1,900,000	2.375%, 03/15/2022	1,908,590
2,500,000	1.750%, 06/15/2022(i)	2,518,123
2,000,000	1.500%, 09/15/2022(i)	2,017,179
2,200,000	1.625%, 12/15/2022(i)	2,226,058
2,400,000	0.500%, 03/15/2023(i)	2,401,125
2,500,000	0.250%, 06/15/2023	2,488,770
2,500,000	0.125%, 09/15/2023	2,477,637

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE (Cost $18,515,599)		18,509,503

MORTGAGE-BACKED SECURITIES: 4.0%
	ACRE Commercial Mortgage Ltd.
250,000	Series 2021-FL4-D 2.704%, 12/18/2037(b)(c) 1 mo. USD LIBOR + 2.600%	249,218
	Alternative Loan Trust
143,480	Series 2007-OA4-A1 0.442%, 05/25/2047(c) 1 mo. USD LIBOR + 0.170%	138,222
147,383	Series 2007-OA7-A1A 0.462%, 05/25/2047(c) 1 mo. USD LIBOR + 0.180%	141,700
	BX Commercial Mortgage Trust
212,500	Series 2019-XL-F 2.110%, 10/15/2036(b)(c) 1 mo. USD LIBOR + 2.000%	211,617
212,500	Series 2019-XL-G 2.410%, 10/15/2036(b)(c) 1 mo. USD LIBOR + 2.300%	211,132
	BXMT Ltd.
250,000	Series 2020-FL2-D 2.115%, 02/15/2038(b)(c) 1 mo. USD LIBOR + 1.950%	249,251
100,000	Series 2020-FL3-D 2.965%, 11/15/2037(b)(c) 1 mo. USD LIBOR + 2.800%	100,168
	CD Mortgage Trust
1,000,881	Series 2017-CD4-XA 1.274%, 05/10/2050(d)(j)	47,795
	CGMS Commercial Mortgage Trust
260,000	Series 2017-MDRC-E 3.510%, 07/15/2030(b)(c) 1 mo. USD LIBOR + 3.400%	250,432
	Credit Suisse Mortgage-Backed Trust
570,000	Series 2018-SITE-E 4.782%, 04/15/2036(b)(d)	542,523

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (continued)
	Credit Suisse Mortgage-Backed Trust
$ 480,000	Series 2018-SITE-C 4.782%, 04/15/2036(b)(d)	$484,488
	Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2,790,474	Series 2015-R1-XA1 0.700%, 11/25/2055(b)(d)(j)	213,738
4,441,077	Series 2015-R1-XA3 0.700%, 11/25/2052(b)(d)(j)	291,722
	GPMT Ltd.
152,924	Series 2018-FL1-C 2.239%, 11/19/2035(b)(c) 1 mo. USD LIBOR + 2.150%	153,001
	GS Mortgage Securities Corp. Trust
250,000	Series 2020-DUNE-E 2.610%, 12/15/2036(b)(c) 1 mo. USD LIBOR + 2.500%	245,501
250,000	Series 2020-UPTN-E 3.246%, 02/10/2037(b)(d)	245,564
	HarborView Mortgage Loan Trust
243,078	Series 2006-12-2A2A 0.294%, 01/19/2038(c) 1 mo. USD LIBOR + 0.190%	237,275
	JP Morgan Chase Commercial Mortgage Securities Trust
1,728,884	Series 2016-JP2-XA 1.776%, 08/15/2049(d)(j)	116,897
	JPMDB Commercial Mortgage Securities Trust
202,870	Series 2017-C5-XA 0.939%, 03/15/2050(d)(j)	8,018
	Residential Accredit Loans, Inc. Trust
380,094	Series 2006-QO6-A1 0.462%, 06/25/2046(c) 1 mo. USD LIBOR + 0.360%	117,282
	Wells Fargo Commercial Mortgage Trust
929,432	Series 2016-BNK1-XA 1.721%, 08/15/2049(d)(j)	60,091

TOTAL MORTGAGE-BACKED SECURITIES (Cost $4,385,363)		4,315,635

MUNICIPAL BOND: 0.0%

Indiana: 0.0%
	Knox County Industry Economic Development Revenue
5,000	Series B 5.900%, 04/01/2034	5,409

TOTAL MUNICIPAL BOND (Cost $4,701)		5,409

SHORT-TERM INVESTMENTS: 5.7%

Shares

MONEY MARKET FUND: 1.1%
1,137,748	State Street Institutional Treasury Money Market Fund - Premier Class, 0.010%(k)	1,137,748

TOTAL MONEY MARKET FUND (Cost $1,137,748)		1,137,748

The accompanying notes are an integral part of these financial statements.

104	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund (formerly PartnerSelect High Income Alternatives Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

REPURCHASE AGREEMENTS: 4.5%
$4,760,153	Fixed Income Clearing Corp. 0.000%, 12/31/2021, due 01/03/2022 [collateral: par value $4,964,600, U.S. Treasury Note, 1.000%, due 07/31/2028 value $4,855,909] (proceeds $4,760,153)	$4,760,153

TREASURY BILL: 0.1%
50,000	United States Treasury Bill 0.022%, 02/24/2022(l)(i)	49,998

TOTAL TREASURY BILL (Cost $49,997)		49,998

TOTAL SHORT-TERM INVESTMENTS (Cost $5,947,898)		5,947,899

TOTAL PURCHASED OPTIONS (Premiums paid $37,075): 0.0%		27,798

TOTAL INVESTMENTS (Cost: $106,331,441): 100.5%		107,176,339

Liabilities in Excess of Other Assets: (0.5)%		(517,279)

NET ASSETS: 100.0%		$106,659,060

Percentages are stated as a percent of net assets.

CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury Index
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
L.P.	Limited Partnership
*	Non-Income Producing Security.
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)	Perpetual Call.
(b)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

(c)	Floating Interest Rate at December 31, 2021.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2021.
(e)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2021.
(f)

This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(g)	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Trustees.
(h)	All or a portion of the security has been pledged as collateral against open reverse repurchase agreements. As of December 31, 2021 , the market value of securities pledged amounted to $151,039.
(i)	Securities with an aggregate fair value of $7,004,679 have been pledged as collateral for options, and futures positions.
(j)	Interest Only security. Security with a notional or nominal principal amount.
(k)	The rate disclosed is the 7 day net yield as of December 31, 2021.
(l)	The rate shown represents yield-to-maturity.

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
ILS	Israeli new Shekel

UNFUNDED LOAN COMMITMENTS—At December 31, 2021, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
Seaport Financing LLC, 0.000%,10/31/2023	$100,000	$98,180	$(1,820)
Venture Global Calcasieu Pass LLC, 0.831%, 08/19/2026	10,287	10,184	(103)
Higginbotham Insurance Agency, Inc., 1.000%, 11/25/2026	41,228	41,228	—
MB2 Dental Solutions LLC, 1.000%, 01/29/2027	31,893	31,574	(319)
Service Logic Acquisition, Inc., 4.000%, 10/29/2027	7,612	7,602	(10)
NFM & J, L.P., 1.000%, 11/30/2027	25,144	25,144	—
National Mentor Holdings, Inc., 3.750%, 03/2/2028	4,467	4,425	(42)
SCP Eye Care Services LLC, 4.500%, 03/16/2028	14,773	14,819	46
Imagefirst Holdings LLC, 4.500%, 04/27/2028	3,704	3,704	—
Eisner Advisory Group LLC, 5.250%, 07/28/2028	81,818	82,023	205
Sovos Compliance LLC, 4.500%, 08/11/2028	14,726	14,782	56
Pro Mach Group, Inc., 4.000%, 08/31/2028	11,173	11,226	53
LendingTree, Inc., 0.000%, 09/15/2028	560,000	560,353	353
Pacific Bells LLC, 0.000%, 10/13/2028	1,031	1,029	(2)
FR Refuel LLC,0.000%, 11/8/2028	11,666	11,608	(58)
TOTAL		$917,881	$(1,641)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	105

iMGP High Income Alternatives Fund (formerly PartnerSelect High Income Alternatives Fund)

SCHEDULE OF INVESTMENTS IN PURCHASED OPTIONS at December 31, 2021

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
INTEREST RATE SWAPTIONS
Call
Two Year Ten Year USD Constant Maturity Swaption	Bank of America N.A.	$0.40	7/29/2022	9,000,000	$9,000,000	$16,192	$20,810	$(4,618)
Two Year Ten Year USD Constant Maturity Swaption	Goldman Sachs International	0.61	7/29/2022	4,100,000	4,100,000	3,870	5,945	(2,075)
Two Year Ten Year USD Constant Maturity Swaption	Morgan Stanley & Co.	0.40	7/29/2022	4,300,000	4,300,000	7,736	10,320	(2,584)

Total Purchased Options						$27,798	$37,075	$(9,277)

The accompanying notes are an integral part of these financial statements.

106	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund (formerly PartnerSelect High Income Alternatives Fund)

REVERSE REPURCHASE AGREEMENTS at December 31, 2021

Principal Amount		Value
$(143,488)	Royal Bank of Canada 0.300%, trade date 12/13/2021, due 01/07/2022 , repurchase amount $143,488	$(143,488)

TOTAL REVERSE REPURCHASE AGREEMENTS (Proceeds $143,488)		$(143,488)

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	107

iMGP High Income Alternatives Fund (formerly PartnerSelect High Income Alternatives Fund)

SCHEDULE OF INVESTMENTS IN FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2021

At December 31, 2021, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2021	Fund Delivering	U.S. $ Value at December 31, 2021	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	1/31/2022	USD	$93,833	ILS	$101,801	$—	$(7,968)
Barclays Bank Plc	1/14/2022	USD	79,367	CAD	80,594	—	(1,227)
Goldman Sachs International	1/31/2022	ILS	117,071	USD	98,692	18,379	—
	1/31/2022	ILS	117,071	USD	99,610	17,461	—
	1/31/2022	USD	121,980	ILS	132,341	—	(10,361)
JPMorgan Chase Bank N.A.	1/14/2022	USD	134,915	GBP	138,141	—	(3,226)
Morgan Stanley & Co.	1/14/2022	USD	227,659	EUR	229,891	—	(2,232)

			$891,896		$881,070	$35,840	$(25,014)

SCHEDULE OF INVESTMENTS IN FUTURES CONTRACTS at December 31, 2021

Description	Number of Contracts	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts – Short
5YR U.S. Treasury Notes	(8)	$(963,793)	$(967,813)	3/31/2022	$(4,020)
10YR U.S.Treasury Notes	(3)	(387,037)	(391,406)	3/22/2022	(4,369)

Total Short					$(8,389)

Total Futures Contracts					$(8,389)

SCHEDULE OF INVESTMENTS IN WRITTEN OPTIONS at December 31, 2021

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
INDEX OPTIONS
Put
Russell 2000 Index	UBS Securities LLC	$2,135.00	1/7/2022	(3)	$(673,593)	$(435)	$(21,447)	$21,012
Russell 2000 Index	UBS Securities LLC	2,115.00	1/14/2022	(1)	(224,531)	(682)	(4,809)	4,127
Russell 2000 Index	UBS Securities LLC	2,125.00	1/14/2022	(2)	(449,062)	(1,334)	(8,818)	7,484
Russell 2000 Index	UBS Securities LLC	2,155.00	1/14/2022	(1)	(224,531)	(1,050)	(5,079)	4,029
Russell 2000 Index	UBS Securities LLC	2,060.00	1/21/2022	(1)	(224,531)	(590)	(5,569)	4,979
Russell 2000 Index	UBS Securities LLC	2,190.00	1/21/2022	(2)	(449,062)	(4,000)	(6,648)	2,648
Russell 2000 Index	UBS Securities LLC	2,195.00	1/28/2022	(2)	(449,062)	(6,450)	(7,318)	868
Russell 2000 Index	UBS Securities LLC	2,210.00	1/28/2022	(2)	(449,062)	(7,156)	(6,058)	(1,098)
Russell 2000 Index	UBS Securities LLC	2,190.00	2/4/2022	(1)	(224,531)	(3,530)	(3,529)	(1)
S&P 500 Index	UBS Securities LLC	4,580.00	1/7/2022	(1)	(476,618)	(175)	(4,609)	4,434
S&P 500 Index	UBS Securities LLC	4,535.00	1/14/2022	(5)	(2,383,090)	(3,600)	(27,095)	23,495
S&P 500 Index	UBS Securities LLC	4,565.00	1/14/2022	(5)	(2,383,090)	(4,450)	(25,872)	21,422
S&P 500 Index	UBS Securities LLC	4,425.00	1/21/2022	(1)	(476,618)	(738)	(7,249)	6,511
S&P 500 Index	UBS Securities LLC	4,565.00	1/21/2022	(8)	(3,812,944)	(13,640)	(41,974)	28,334
S&P 500 Index	UBS Securities LLC	4,565.00	1/28/2022	(1)	(476,618)	(2,440)	(6,519)	4,079
S&P 500 Index	UBS Securities LLC	4,615.00	1/28/2022	(7)	(3,336,326)	(22,414)	(37,513)	15,099
S&P 500 Index	UBS Securities LLC	4,660.00	1/28/2022	(1)	(476,618)	(4,018)	(4,623)	605
S&P 500 Index	UBS Securities LLC	4,660.00	2/4/2022	(1)	(476,618)	(4,730)	(4,729)	(1)
S&P 500 Index	UBS Securities LLC	4,665.00	2/4/2022	(4)	(1,906,472)	(20,380)	(19,436)	(944)
S&P 500 Index	UBS Securities LLC	4,670.00	2/4/2022	(1)	(476,618)	(4,865)	(5,569)	704
S&P 500 Index	UBS Securities LLC	4,680.00	2/4/2022	(3)	(1,429,854)	(14,829)	(14,171)	(658)

Total Written Options						$(121,506)	$(268,634)	$147,128

The accompanying notes are an integral part of these financial statements.

108	Litman Gregory Funds Trust

Dolan McEniry Annual Commentary:

iM Dolan McEniry Corporate Bond Fund—IDMIX

During the calendar-year 2021, the iMGP Dolan McEniry Corporate Bond Fund Institutional shares posted a loss of 0.86% versus the Bloomberg U.S. Intermediate Credit benchmark, which fell 1.03%. The Bloomberg US Aggregate Bond Index fell 1.54%. Since the fund’s inception in September 2018, the fund has gained 4.51%, compared to 4.92% for the Bloomberg Credit benchmark and 4.93% for the Aggregate Index. yield curve positioning and duration had a minimal effect on relative performance versus the benchmark.

Performance as of 12/31/2021
	Average Annual Total Returns
	Three Month Return	One- Year	Three- Year	Since Inception
iMGP Dolan McEniry Corporate Bond Instl (9/28/2018 inception)	-0.81%	-0.86%	5.18%	4.51%
iMGP Dolan McEniry Corporate Bond Adv (5/17/2019 inception)	-0.81%	-1.21%		3.34%
Bloomberg US Interm Credit TR USD	-0.55%	-1.03%	5.10%	4.92%
Bloomberg US Agg Bond TR USD	0.01%	-1.54%	4.79%	4.93%
Morningstar US Corporate Bond Category	0.01%	-0.68%	7.05%	6.33%
Insitutional Class Gross Expense Ratio 1.14% Net Expense Ratio 0.70%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Short term performance is not a good indication of the fund’s future performance and should not be the sole basis for investing in the fund. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.imgpfunds.com. There are contractual fee waivers in effect through 4/30/2023. In the absence of such waivers, total return would be reduced.

Performance shown prior to the inception of the Advisor Shares reflects the performance of the Institutional Shares and excludes expenses that are not applicable to, and are lower than, those of Advisor Shares. The performance of the Advisor Shares will differ from that of the Institutional Shares due to differences in expenses.

Performance as of 09/20/2021 is that of the Predecessor Fund. All of the assets and liabilities of the Predecessor Fund were transferred to the Fund in a reorganization on 09/20/2021.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Please refer to the Financial Highlights on page 142-143 for the most current expense ratios of the fund.

Market Review

The year began with high expectations for a return to normal life. The rollout of vaccines and continued economic support seemed to promise COVID-19 would be a memory and the economy would rebound. Instead, with the arrival of the Delta and Omicron variants, COVID-19 cases and deaths are still a part of everyday life. In addition, this year, the Dolan McEniry team highlights that we are witnessing some of the most rapid inflation in memory. Supply chain issues, economic stimulus, and lower workforce participation rates contributed to the higher inflation rates, which in turn led to higher U.S. Treasury rates. Despite these challenges corporations posted record profits in 2021 and credit quality to finish the year was quite strong. This led to tighter corporate spreads and strong equity market returns for the year.

Higher U.S. Treasury rates combined with tighter corporate spreads led to mixed returns in fixed income assets. As the Federal Reserve intended to accomplish, the economy has continued to recovery from the immediate effects of COVID-19. In the fourth quarter of the year, the Fed began to taper asset purchases and has indicated a desire to end such purchases and increase U.S. Treasury rates in 2022. Dolan McEniry will continue to monitor any changes for opportunities that may arise within credit markets.

During 2021, the 10-year U.S. Treasury yield increased from 0.92% to 1.51%, the 5-year yield increased from 0.36% to 1.26% and the 2-year yield increased from 0.12% to 0.74%. U.S. Treasury rates have increased from pandemic lows but remain low on a historical basis.

Per Bloomberg data, spreads on corporate investment grade bonds tightened 4 basis points during the year to an average option adjusted spread (“OAS”) of +92 basis points. The option-adjusted spread of the Bloomberg Corporate High Yield Index tightened 77 basis points to +283 basis points at year end.

Outlook and Strategy

Dolan McEniry believes the portfolio is positioned to provide reasonable absolute and relative returns going forward. Dolan McEniry’s core competence is credit analysis, and they focus on a company’s ability to generate generous amounts of free cash flow over time in relation to its indebtedness. Investment safety and risk mitigation are of primary importance as we continue to search for undervalued fixed income securities. As of December 31st, the iMGP Dolan McEniry Corporate Bond Fund had a +49 basis point yield premium and similar duration versus the Bloomberg U.S Intermediate Credit. The team believes these stats may allow the portfolio to perform well versus the benchmarks over time.

Fund Summary	109

Dolan McEniry Annual Commentary:

iM Dolan McEniry Corporate Bond Fund—IDMIX

Portfolio Credit Quality
AAA	5.67%
BBB+	14.93%
BBB	32.09%
BBB-	27.16%
BB+	8.48%
BB	7.02%
BB-	4.42%
B+	0.23%

Total	100.00%

Issuers with credit ratings of AA or better are considered to be of high credit quality, BBB or higher are considered to be of good credit quality, and issuers with credit ratings below BBB are considered to be speculative with higher risk.

12/31/21 Stats	iM Dolan McEniry Corporate Bond Fund	Bloomberg Intermediate Credit
Yield to Worst	2.22%	1.73%
Yield to Maturity	2.52%	1.77%
Effective Duration	3.58 years	4.37 years
Average Coupon	4.10%	2.93%

Attribution Commentary

Yield Curve and Duration: The yield curve positioning and duration had a minimal effect on the performance versus the benchmark.

Commentary:

During the year, the iM Dolan McEniry Corporate Bond Fund outperformed the Bloomberg U.S. Credit Intermediate Index by 17 basis points. The fund’s outperformance was driven by the fund’s overexposure to and outperformance in both the corporate investment grade and high yield sectors.

Security Selection

Top Performers	Bottom Performers
Kraft Heinz Co.	Citrix Systems Inc.
AMC Networks Inc.	Carrier Global Corp.
HCA Healthcare Inc.	Willis Towers Watson plc

110	Litman Gregory Funds Trust

Dolan McEniry Annual Commentary:

iM Dolan McEniry Corporate Bond Fund—IDMIX

Portfolio Credit Quality
AAA	5.67%
BBB+	14.93%
BBB	32.09%
BBB-	27.16%
BB+	8.48%
BB	7.02%
BB-	4.42%
B+	0.23%

Total	100.00%

Dolan McEniry Corporate Bond Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP Dolan McEniry Corporate Bond Fund Institutional Class from September 28, 2018 to December 31, 2021 compared with the Bloomberg US Credit Intermediate Bond Index and Morningstar US Corporate Bond Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	111

iMGP Dolan McEniry Corporate Bond Fund (formerly iM Dolan McEniry Corporate Bond Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021

Principal Amount^		Value

CORPORATE BONDS: 96.0%

Basic Materials: 2.4%
	RPM International, Inc.
$112,000	3.450%, 11/15/2022	$113,786
	Steel Dynamics, Inc.
1,431,000	2.400%, 06/15/2025	1,465,849
679,000	5.000%, 12/15/2026	697,993

		2,277,628

Communications: 18.5%
	AMC Networks, Inc.
228,000	5.000%, 04/01/2024	229,949
1,833,000	4.750%, 08/01/2025	1,874,215
582,000	4.250%, 02/15/2029	579,416
	AT&T, Inc.
143,000	3.800%, 02/15/2027	155,493
1,516,000	4.250%, 03/01/2027	1,683,793
403,000	4.100%, 02/15/2028	447,872
	Discovery Communications LLC
196,000	2.950%, 03/20/2023	200,529
62,000	3.800%, 03/13/2024	65,077
2,102,000	3.950%, 03/20/2028	2,287,984
	Lumen Technologies, Inc.
215,000	5.800%, 03/15/2022	216,884
2,303,000	7.500%, 04/01/2024	2,524,549
	Motorola Solutions, Inc.
720,000	4.000%, 09/01/2024	767,490
1,396,000	4.600%, 02/23/2028	1,578,542
	TEGNA, Inc.
2,699,000	4.625%, 03/15/2028	2,733,723
	Verizon Communications, Inc.
305,000	3.376%, 02/15/2025	324,804
1,899,000	4.125%, 03/16/2027	2,112,408

		17,782,728

Consumer, Cyclical: 5.2%
	Bloomin’ Brands, Inc. / OSI Restaurant Partners LLC
497,000	5.125%, 04/15/2029(a)	505,484
	Dollar Tree, Inc.
747,000	4.000%, 05/15/2025	803,394
1,123,000	4.200%, 05/15/2028	1,253,501
	QVC, Inc.
198,000	4.850%, 04/01/2024	211,561
281,000	4.450%, 02/15/2025	296,751
1,844,000	4.750%, 02/15/2027	1,896,812

		4,967,503

Consumer, Non-cyclical: 25.8%
	Altria Group, Inc.
1,823,000	4.400%, 02/14/2026	2,008,210
224,000	4.800%, 02/14/2029	253,080
	Becton Dickinson & Co.
94,000	3.363%, 06/06/2024	98,481
50,000	3.734%, 12/15/2024	53,191
	Block Financial LLC
2,315,000	2.500%, 07/15/2028	2,321,293
	Conagra Brands, Inc.
1,593,000	4.300%, 05/01/2024	1,696,287
654,000	4.600%, 11/01/2025	719,982

Principal Amount^		Value

Consumer, Non-cyclical (continued)
	Global Payments, Inc.
$ 276,000	3.750%, 06/01/2023	$284,534
630,000	2.650%, 02/15/2025	648,151
1,283,000	4.800%, 04/01/2026	1,426,437
	HCA, Inc.
775,000	5.375%, 09/01/2026	871,914
1,182,000	5.625%, 09/01/2028	1,383,141
	Kraft Heinz Foods Co.
939,000	3.000%, 06/01/2026	983,559
1,312,000	3.875%, 05/15/2027	1,419,569
	Molson Coors Beverage Co.
2,303,000	3.000%, 07/15/2026	2,414,488
	Reynolds American, Inc.
209,000	4.850%, 09/15/2023	221,988
2,042,000	4.450%, 06/12/2025	2,206,550
	Service Corp. International
1,499,000	4.625%, 12/15/2027	1,566,732
531,000	5.125%, 06/01/2029	570,249
	United Rentals North America, Inc.
1,923,000	5.500%, 05/15/2027	2,002,208
	Verisk Analytics, Inc.
855,000	4.000%, 06/15/2025	919,734
	Zimmer Biomet Holdings, Inc.
730,000	3.050%, 01/15/2026	763,681

		24,833,459

Financial: 7.6%
	American Tower Corp.
426,000	3.500%, 01/31/2023	437,575
799,000	4.000%, 06/01/2025	856,016
1,003,000	3.375%, 10/15/2026	1,066,993
	SBA Communications Corp.
962,000	3.875%, 02/15/2027	992,135
1,594,000	3.125%, 02/01/2029(a)	1,532,695
	Trinity Acquisition Plc
715,000	4.400%, 03/15/2026	783,596
	Willis North America, Inc.
230,000	3.600%, 05/15/2024	241,072
1,217,000	4.500%, 09/15/2028	1,362,971

		7,273,053

Industrial: 12.7%
	Allegion US Holding Co., Inc.
1,187,000	3.200%, 10/01/2024	1,235,457
1,149,000	3.550%, 10/01/2027	1,220,068
	Carlisle Cos., Inc.
98,000	3.750%, 11/15/2022	99,813
336,000	3.500%, 12/01/2024	354,670
1,839,000	3.750%, 12/01/2027	1,987,422
	Carrier Global Corp.
203,000	2.242%, 02/15/2025	208,098
2,225,000	2.493%, 02/15/2027	2,288,831
	Fortune Brands Home & Security, Inc.
1,854,000	4.000%, 09/21/2023	1,943,275
284,000	4.000%, 06/15/2025	304,840
	Westinghouse Air Brake Technologies Corp.
1,221,000	4.400%, 03/15/2024	1,292,482
1,105,000	4.950%, 09/15/2028	1,258,111

		12,193,067

The accompanying notes are an integral part of these financial statements.

112	Litman Gregory Funds Trust

iMGP Dolan McEniry Corporate Bond Fund (formerly iM Dolan McEniry Corporate Bond Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Technology: 23.8%
	Broadcom Corp. / Broadcom Cayman Finance Ltd.
$ 1,569,000	3.875%, 01/15/2027	$1,703,162
	Broadcom, Inc.
363,000	3.459%, 09/15/2026	387,088
	CA, Inc.
231,000	4.700%, 03/15/2027	253,245
	CDK Global, Inc.
127,000	5.000%, 10/15/2024	138,627
997,000	4.875%, 06/01/2027	1,033,017
1,248,000	5.250%, 05/15/2029(a)	1,324,696
	CDW LLC / CDW Finance Corp.
256,000	5.500%, 12/01/2024	280,778
564,000	4.125%, 05/01/2025	580,105
1,322,000	4.250%, 04/01/2028	1,366,862
228,000	3.250%, 02/15/2029	230,363
	Citrix Systems, Inc.
2,148,000	4.500%, 12/01/2027	2,334,821
	Fiserv, Inc.
289,000	2.250%, 06/01/2027	294,439
	HP, Inc.
1,847,000	3.000%, 06/17/2027	1,944,916
	KLA Corp.
1,593,000	4.650%, 11/01/2024	1,728,447
	Microchip Technology, Inc.
1,977,000	4.250%, 09/01/2025	2,053,756
	Oracle Corp.
2,447,000	2.300%, 03/25/2028	2,442,334
	Qorvo, Inc.
2,281,000	4.375%, 10/15/2029	2,424,418
	Western Digital Corp.
2,113,000	4.750%, 02/15/2026	2,311,231

		22,832,305

TOTAL CORPORATE BONDS (Cost $92,409,750)		92,159,743

GOVERNMENT SECURITIES & AGENCY ISSUE: 1.6%
	United States Treasury Note
1,596,000	0.750%, 03/31/2026	1,566,636

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE (Cost $1,579,322)		1,566,636

TOTAL INVESTMENTS (Cost: $93,989,072): 97.6%		93,726,379

Other Assets in Excess of Liabilities: 2.4%		2,322,388

NET ASSETS: 100.0%		$96,048,767

Percentages are stated as a percent of net assets.

^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	113

iMGP DBi Managed Futures Strategy ETF Review

The iMGP DBi Managed Futures Strategy ETF gained 9.80% at NAV and 11.38% at market price versus the benchmark SG CTA Index’s 6.27% return. The ETF outperformed the benchmark during the year again, and since inception in May 2019, the ETF has gained 8.40% annualized at NAV and 8.94% annualized at market, outperforming the benchmark’s 4.58% gain.

Performance as of 12/31/2021
	Average Annual Total Returns
	Three Month Return	One- Year	Since Inception (5/7/2019)
iMGP DBi Managed Futures Strategy ETF (NAV)	2.47%	9.80%	8.40%
iMGP DBi Managed Futures Strategy ETF (Market)	2.01%	11.38%	8.94%
SG CTA	-0.80%	6.27%	4.58%
US Fund Systematic Trend	-0.80%	4.81%	3.37%
Expense Ratio 0.85%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Short term performance is not a good indication of the fund’s future performance and should not be the sole basis for investing in the fund. Performance data current to the most recent month end may be obtained by visiting www.imgpfunds.com.

Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Please refer to the Financial Highlights on page 144 for the most current expense ratios of the fund.

2021 Review

2021 was a challenging year for hedge funds—and, for that matter, most active managers. Beneath the market surface, investors faced wrenching volatility. Bubbles in disruptive tech, meme stocks, SPACs, and crypto seemed to inflate and deflate overnight, catching both long and short investors offsides. COVID subsided then surged then morphed, whipsawing value and growth investors along the way. China launched a surprise crackdown on the tech industry and some popular hedge fund stocks lost significant amounts of value in a matter of days. The Fed flipped on a dime from easy-forever to aggressive tightening and punished macro investors betting on a policy mistake and runaway inflation. This chaotic market environment meant that a few prescient macro calls – the return of inflation and rising equities (especially relative to bonds) – were difficult to fully monetize. Consequently, after a historically good 2020, when hedge funds were early on both the recovery and value rotation, 2021 can best be characterized as “two steps forward and one step back.”

We see three important lessons. First, the consensus shifts radically and often. Just a year ago, few market observers expected any inflation at all – forecasts showed a decade of perpetually low interest rates. Even by mid-August, most expected no rate hikes in 2022; today the debate is between three and four. Second, the broad macro call is only half the battle: predicting how markets respond presents its own challenges. Handed a crystal ball in December 2020 that showed 7% CPI a year later, who would have expected gold to decline, 10-Year Treasuries to struggle to breach 2%, and commodity-heavy emerging market stocks to underperform global equities by 25%? Third, we think this is just the beginning. That is, we are in a regime shift from a decade of soaring equity and bond prices, deflation, near zero interest rates, and endless monetary easing to something more complicated. No one knows precisely what the world will look like in a few years, nor how these changes will ripple through markets, but we are confident that hedge funds will be presented with many compelling opportunities to profit. Our wagon is hitched to their train.

Performance Comments and Positioning

During the quarter, the Fund maintained short positions in the EUR and Yen – a bet on faster rate hikes in the US — while also pivoting from short to long gold. Additionally, the portfolio maintained its profitable long position in crude oil and rotated from international developed to large cap US equities. During the quarter, the Fund outperformed the SG CTA Index by 281 basis points at market and by 327 basis points at NAV, more than recovering from the previous quarter’s underperformance (which, as noted previously, was driven by the lack of direct exposure to some esoteric commodity futures). The Fund ended the year ahead of the Index by approximately 511 basis points and 436 basis points per annum (price terms) since inception.

Portfolio Characteristics

Asset Class Exposure (%)
US Equities	9%
International Developed Equities	8%
Emerging Market Equities	-4%
Currencies	-131%
Commodities	28%
Fixed Income	-53%

Top 5 Holdings
JPY/USD
EUR/USD
2 Yr Treasury
Eurodollar
10 Yr Treasury

114	Litman Gregory Funds Trust

iMGP DBi Managed Futures Strategy ETF 2021 Annual Report

DBi Managed Futures Strategy ETF Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP DBi Managed Futures ETF from April 30, 2019 to December 31, 2021 compared with the SG CTA Index and Morningstar US Systematic Trend Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	115

iMGP DBi Managed Futures Strategy ETF (formerly iM DBi Managed Futures Strategy ETF)

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021

Principal Amount		Value

SHORT-TERM INVESTMENTS: 23.0%

TREASURY BILLS: 23.0%(a)(b)
	United States Treasury Bills
$1,830,000	(0.000%), 01/06/2022(c)	$1,830,000
154,000	0.008%, 01/13/2022	154,000
1,073,000	0.006%, 01/20/2022(c)	1,072,996
1,834,000	0.020%, 01/27/2022	1,833,973
3,554,000	0.023%, 02/03/2022(c)	3,553,923
360,000	0.026%, 02/10/2022	359,990
1,551,000	0.024%, 02/17/2022(c)	1,550,952
1,139,000	0.022%, 02/24/2022(c)	1,138,963
184,000	0.041%, 03/03/2022(c)	183,987
767,000	0.036%, 03/10/2022(c)	766,947
1,422,000	0.049%, 03/17/2022	1,421,855

TOTAL TREASURY BILLS (Cost $13,867,686)		13,867,586

TOTAL SHORT-TERM INVESTMENTS (Cost $13,867,686)		13,867,586

TOTAL INVESTMENTS (Cost: $13,867,686): 23.0%		13,867,586

Other Assets in Excess of Liabilities: 77.0%		46,511,829

NET ASSETS: 100.0%		$60,379,415

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is held as collateral for certain futures contracts.
(b)	The rate shown represents yield-to-maturity.
(c)	All or a portion of this security is held by the iM DBi Cayman Managed Futures Subsidiary.

The accompanying notes are an integral part of these consolidated financial statements.

116	Litman Gregory Funds Trust

iMGP DBi Managed Futures Strategy ETF (formerly iM DBi Managed Futures Strategy ETF)

CONSOLIDATED SCHEDULE OF INVESTMENTS IN FUTURES CONTRACTS at December 31, 2021(a)

Description	Number of Contracts	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts – Long
WTI Crude Futures (b)	112	7,954,748	$8,386,560	3/22/2022	$431,812
S&P 500 E-mini Index Futures	22	5,160,578	5,234,350	3/18/2022	73,772
Gold 100 Oz. Futures (b)	46	8,213,859	8,411,560	2/24/2022	197,701
MSCI EAFE Index Futures	43	4,962,801	4,991,870	3/18/2022	29,069
U.S. Treasury Ultra Bond Futures	32	6,386,632	6,308,000	3/22/2022	(78,632)
U.S. Treasury Long Bond Futures	39	6,311,795	6,257,062	3/22/2022	(54,733)

Total Long					$598,989

Futures Contracts – Short
90-day Euro-Dollar Futures	(40)	(9,861,828)	$(9,863,000)	6/19/2023	$(1,172)
30-day Fed Fund Futures	(19)	(7,902,666)	(7,898,694)	4/29/2022	3,972
Euro FX Currency Futures	(229)	(32,326,675)	(32,639,656)	3/14/2022	(312,981)
MSCI Emerging Market Index	(43)	(2,603,653)	(2,636,545)	3/18/2022	(32,892)
U.S. Treasury 10-Year Ultra Bond Futures	(57)	(8,222,461)	(8,346,937)	3/22/2022	(124,476)
Japanese Yen Currency Futures	(428)	(47,055,753)	(46,534,300)	3/14/2022	521,453
U.S. Treasury 2-Year Note Futures	(46)	(10,048,954)	(10,035,906)	3/31/2022	13,048
U.S. Treasury 10-Year Note Futures	(65)	(8,401,840)	(8,480,469)	3/22/2022	(78,629)

Total Short					$(11,677)

Total Futures Contracts					$587,312

(a)	Societe Generale is the counterparty for all Open Futures Contracts held by the Fund and the iM DBi Cayman Managed Futures Subsidiary at December 31, 2021.
(b)	Contract held by the iM DBi Cayman Managed Futures Subsidiary.

The accompanying notes are an integral part of these consolidated financial statements.

Schedule of Investments	117

iMGP DBi Hedge Strategy ETF Review

The iMGP DBi Hedge Strategy ETF gained 5.05% at NAV and 4.92% at market price in 2021 versus the HFRX Equity Hedge benchmark’s 12.14% gain. Despite the calendar year underperformance, since inception in December 2019, the ETF has gained 13.66% annualized at NAV and 13.55% annualized at market price, outperforming the benchmark’s 8.33% gain.

Performance as of 12/31/2021
	Average Annual Total Returns
	Three Month Return	One- Year	Since Inception (12/17/2019)
iMGP DBi Hedge Strategy ETF (NAV)	2.33%	5.05%	13.66%
iMGP DBi Hedge Strategy ETF (Market)	1.59%	4.92%	13.55%
HFRX Equity Hedge USD	2.65%	12.14%	8.33%
Morningstar US Fund Long-Short Equity	4.63%	12.47%	8.82%
Expense Ratio 0.85%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.imgpfunds.com.

Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Please refer to the Financial Highlights on page 145 for the most current expense ratios of the fund.

2021 Review

2021 was a challenging year for hedge funds—and, for that matter, most active managers. Beneath the market surface, investors faced wrenching volatility.    Bubbles in disruptive tech, meme stocks, SPACs, and crypto seemed to inflate and deflate overnight, catching both long and short investors offsides. COVID subsided then surged then morphed, whipsawing value and growth investors along the way. China launched a surprise crackdown on the tech industry and some popular hedge fund stocks lost significant amounts of value in a matter of days. The Fed flipped on a dime from easy-forever to aggressive tightening and punished macro investors betting on a policy mistake and runaway inflation. This chaotic market environment meant that a few prescient macro calls – the return of inflation and rising equities (especially relative to bonds) – were difficult to fully monetize. Consequently, after a historically good 2020, when hedge funds were early on both the recovery and value rotation, 2021 can best be characterized as “two steps forward and one step back.”

We see three important lessons. First, the consensus shifts radically and often. Just a year ago, few market observers expected any inflation at all – forecasts showed a decade of perpetually low interest rates. Even by mid-August, most expected no rate hikes in 2022; today the debate is between three and four. Second, the broad macro call is only half the battle: predicting how markets respond presents its own challenges. Handed a crystal ball in December 2020 that showed 7% CPI a year later, who would have expected gold to decline, 10-Year Treasuries to struggle to breach 2%, and commodity-heavy emerging market stocks to underperform global equities by 25%? Third, we think this is just the beginning. That is, we are in a regime shift from a decade of soaring equity and bond prices, deflation, near zero interest rates, and endless monetary easing to something more complicated. No one knows precisely what the world will look like in a few years, nor how these changes will ripple through markets, but we are confident that hedge funds will be presented with many compelling opportunities to profit. Our wagon is hitched to their train.

Performance Comments and Positioning

The Fund entered the quarter with most equity risk allocated to small/mid cap and international developed stocks. Additionally, the portfolio shifted to a neutral and then a short position in emerging markets, which proved accretive as the China crackdown continued to cause instability. While midcap stocks performed well during the quarter, underweight tech was costly as Nasdaq returned 11%. The performance in 2021 on a NAV basis is in line with the target hedge funds (the 40 largest hedge funds in the HFRX Equity Hedge Index) and correlation since inception remains above 0.80. Since inception, DBEH has outperformed the illiquid, high-cost Target portfolio of hedge funds by over 500 bps per annum (in both NAV and price terms) with the client-friendly features of an ETF.

12/31/2021 Portfolio Characteristics

Asset Class Exposure (%)
US Equities	47%
International Developed Equities	13%
Emerging Market Equities	-10%
US Dollar	-26%
Fixed Income	-129%

Top 5 Holdings
Eurodollar 2 Yr Treasury
Nasdaq
S&P 400 MidCap
Russell 2000

118	Litman Gregory Funds Trust

iMGP DBi Hedge Strategy ETF 2021 Annual Report

DBi Hedge Strategy ETF Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP DBi Hedge Strategy ETF from November 30, 2019 to December 31, 2021 compared with the HFRX Equity Hedge Index and Morningstar US Long Short Equity Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	119

iMGP DBi Hedge Strategy ETF (formerly iM DBi Hedge Strategy ETF)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2021

Principal Amount		Value

SHORT-TERM INVESTMENTS: 30.7%

TREASURY BILLS: 30.7% (a)(b)
	United States Treasury Bills
$490,000	0.000%, 01/06/2022	$490,000
82,000	0.008%, 01/13/2022	82,000
111,000	0.006%, 01/20/2022	111,000
63,000	0.020%, 01/27/2022	62,999
891,000	0.023%, 02/03/2022	890,981
1,371,000	0.025%, 02/10/2022	1,370,960
1,701,000	0.023%, 02/17/2022	1,700,947
80,000	0.021%, 02/24/2022	79,997
59,000	0.040%, 03/03/2022	58,996
288,000	0.036%, 03/10/2022	287,980
163,000	0.043%, 03/17/2022	162,983

TOTAL TREASURY BILLS (Cost $5,298,871)		5,298,843

TOTAL SHORT-TERM INVESTMENTS (Cost $5,298,871)		5,298,843

TOTAL INVESTMENTS (Cost: $5,298,871): 30.7%		5,298,843

Other Assets in Excess of Liabilities: 69.3%		11,961,865

NET ASSETS: 100.0%		$17,260,708

Percentages are stated as a percent of net assets.

(a)	The rate shown represents yield-to-maturity.
(b)	All or a portion of this security is held as collateral for certain futures contracts.

The accompanying notes are an integral part of these financial statements.

120	Litman Gregory Funds Trust

iMGP DBi Hedge Strategy ETF (formerly iM DBi Hedge Strategy ETF)

SCHEDULE OF INVESTMENTS IN FUTURES CONTRACTS at December 31, 2021(a)

Description	Number of Contracts	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts – Long
Russel 2000 E-mini Futures	21	2,332,565	$2,354,940	3/18/2022	$22,375
MSCI EAFE Index Futures	20	2,284,866	2,321,800	3/18/2022	36,934
Euro FX Currency Futures	12	1,702,082	1,710,375	3/14/2022	8,293
S&P Mid Cap 400 E-mini Futures	10	2,776,836	2,837,700	3/18/2022	60,864
Nasdaq 100 E-mini Future	9	2,914,305	2,937,735	3/18/2022	23,430
British Pound Currency Futures	4	331,073	338,275	3/14/2022	7,202
Japanese Yen Currency Futures	4	440,534	434,900	3/14/2022	(5,634)
Canadian Dollar Currency Futures	3	237,117	237,150	3/15/2022	33

Total Long					$153,497

Futures Contracts – Short
U.S. Treasury 2-Year Note Futures	(46)	(10,038,811)	$(10,035,906)	3/31/2022	$2,905
90-day Euro-Dollar Futures	(41)	(10,108,285)	(10,109,575)	6/19/2023	(1,290)
MSCI Emerging Market Index Futures	(29)	(1,795,289)	(1,778,135)	3/18/2022	17,154
U.S. Dollar Index Future	(18)	(1,728,380)	(1,720,674)	3/14/2022	7,706
U.S. Treasury Long Bond Futures	(7)	(1,111,169)	(1,123,063)	3/22/2022	(11,894)
U.S. Treasury Ultra Bond Futures	(5)	(969,205)	(985,625)	3/22/2022	(16,420)

Total Short					$(1,839)

Total Futures Contracts					$151,658

(a)	Mizuho Securities USA LLC is the counterparty for all Open Futures Contracts held by the Fund at December 31, 2021.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	121

Litman Gregory Funds Trust

EXPENSE EXAMPLES – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from July 1, 2021 to December 31, 2021.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period* (7/1/21 to 12/31/21)	Expenses Ratio During Period* (7/1/21 to 12/31/21)
iMGP Equity Fund – Institutional Actual	$1,000.00	$1,009.90	$5.72	1.13%
iMGP Equity Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.50	$5.75	1.13%
iMGP International Fund – Institutional Actual	$1,000.00	$1,028.40	$5.01	0.98%
iMGP International Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,020.26	$4.99	0.98%
iMGP Oldfield International Value Fund – Institutional Actual	$1,000.00	$973.30	$4.68	0.94%
iMGP Oldfield International Value Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,020.46	$4.79	0.94%
iMGP SBH Focused Small Value Fund – Institutional Actual	$1,000.00	$1,028.30	$5.88	1.15%
iMGP SBH Focused Small Value Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.40	$5.85	1.15%
iMGP Alternative Strategies Fund – Institutional Actual	$1,000.00	$997.10	$7.00	1.39%
iMGP Alternative Strategies Fund – Investor Actual	$1,000.00	$995.00	$8.25	1.64%
iMGP Alternative Strategies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,018.19	$7.07	1.39%
iMGP Alternative Strategies Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,016.93	$8.34	1.64%
iMGP High Income Alternatives Fund – Institutional Actual	$1,000.00	$1,019.90	$4.99	0.98%
iMGP High Income Alternatives Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,020.26	$4.99	0.98%
iMGP Dolan McEniry Corporate Bond Fund – Institutional Actual	$1,000.00	$992.40	$3.52	0.70%
iMGP Dolan McEniry Corporate Bond Fund – Investor Actual	$1,000.00	$991.50	$5.27	1.05%
iMGP Dolan McEniry Corporate Bond Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,021.67	$3.57	0.70%
iMGP Dolan McEniry Corporate Bond Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,019.91	$5.35	1.05%
iMGP DBi Managed Futures Strategy ETF (Consolidated) – Actual	$1,000.00	$990.50	$4.26	0.85%
iMGP DBi Managed Futures Strategy ETF (Consolidated) – Hypothetical - (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
iMGP DBi Hedge Strategy ETF – Institutional Actual	$1,000.00	$995.70	$4.28	0.85%
iMGP DBi Hedge Strategy ETF – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%

* Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) (to reflect the one-half-year period).

122	Litman Gregory Funds Trust

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STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2021

	Equity Fund	International Fund	Oldfield International Value Fund	SBH Focused Small Value Fund
ASSETS:
Investments in securities at cost	$163,560,878	$289,695,108	$24,169,703	$51,030,857
Repurchase agreements at cost	7,642,450	15,240,595	—	—

Total investments at cost	$171,203,328	$304,935,703	$24,169,703	$51,030,857

Investments in securities at value	$268,034,362	$331,224,295	$25,591,261	$63,170,594
Repurchase agreements at value	7,642,450	15,240,595	—	—

Total investments at value	$275,676,812	$346,464,890	$25,591,261	$63,170,594

Cash	67,878	2,193	323,575	2,314,609
Cash, denominated in foreign currency (cost of $323,864, $144,392, $19,307 and $0, respectively)	318,683	146,417	19,410	—
Receivables:
Foreign tax reclaims	26,630	2,432,456	35,347	—
Dividends and interest	166,290	39,700	22,167	45,093
Fund shares sold	845	442,004	2,881	235,004
Securities sold	—	64,836	—	58,379
Prepaid expenses	14,532	14,286	15,811	11,935

Total Assets	276,271,670	349,606,782	26,010,452	65,835,614

LIABILITIES:
Payables:
Advisory fees	220,632	248,552	1,153	18,971
Securities purchased	—	189,006	—	20,633
Fund shares redeemed	1,000	18,682	—	4,327
Foreign taxes withheld	28	—	—	—
Professional fees	22,624	27,086	17,892	17,977
Line of credit	15,000,000	9,000,000	—	—
Line of credit interest	4,342	332	—	—
Chief Compliance Officer fees	11,111	11,111	11,111	11,111
Unrealized loss on forward foreign currency exchange contracts	—	17,619	—	—
Accrued other expenses	272,825	377,907	71,798	122,188

Total Liabilities	15,532,562	9,890,295	101,954	195,207

NET ASSETS	$260,739,108	$339,716,487	$25,908,498	$65,640,407

Institutional Class:
Net Assets	$260,739,108	$339,716,487	$25,908,498	$65,640,407
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	13,866,506	17,425,727	2,221,665	4,417,065
Net asset value, offering price and redemption price per share	$18.80	$19.50	$11.66	$14.86

COMPONENTS OF NET ASSETS
Paid-in capital	$152,890,338	$313,508,382	$24,430,996	$54,071,278
Accumulated distributable earnings	107,848,770	26,208,105	1,477,502	11,569,129

Net assets	$260,739,108	$339,716,487	$25,908,498	$65,640,407

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	123

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STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2021 – (Continued)

	Alternative Strategies Fund		High Income Alternatives Fund	Dolan McEniry Corporate Bond Fund
ASSETS:
Investments in securities at cost	$1,396,271,751		$101,571,288	$93,989,072
Repurchase agreements at cost	114,680,160		4,760,153	—

Total investments at cost	$1,510,951,911		$106,331,441	$93,989,072

Investments in securities at value	$1,463,118,008		$102,416,186	$93,726,379
Repurchase agreements at value	114,680,160		4,760,153	—

Total investments at value	$1,577,798,168		$107,176,339	$93,726,379

Cash	15,887,112		—	848,625
Cash, denominated in foreign currency (cost of $96,241, $0 and $0, respectively)	68,421		—	—
Deposits at brokers for securities sold short	59,312,734		—	—
Deposits at brokers for futures	425,000		—	—
Deposits at brokers for written options	1,441,928		—	—
Deposits at brokers for swaps	4,820,746		62,000	—
Receivables:
Fund shares sold	6,858,684		3,091,801	27,960
Securities sold	4,003,124		11,850	749,607
Dividends and interest	9,282,976		679,375	940,448
Foreign tax reclaims	250,929		802	—
Other Receivables	10,352,352	[1]	—	—
Variation margin - Centrally Cleared Swaps	750		—	—
Net swap premiums paid	22,998		—	—
Unrealized gain on forward foreign currency exchange contracts	188,521		35,840	—
Unrealized gain on swaps	70,940		—	—
Prepaid expenses	36,515		11,480	2,957

Total Assets	1,690,821,898		111,069,487	96,295,976

LIABILITIES:
Written options (premium received, $97,766, $268,634 and $0, respectively)	124,288		121,506	—
Securities sold short (proceeds, $46,690,569, $0 and $0, respectively)	62,408,591		—	—
Reverse repurchase agreements (proceeds, $0, $143,488 and $0, respectively)	—		143,488	—
Deposits received from brokers for swaps	—		23,762	—
Payables:
Advisory fees	1,515,876		137,150	14,873
Securities purchased	5,845,017		3,554,426	—
Fund shares redeemed	1,345,944		43,758	45,945
Foreign taxes withheld	3,157		—	—
Professional fees	112,798		35,671	24,167
Custodian for overdraft	—		38,160	—
Distributions payable	—		—	34,657
Line of credit	28,000,000		—	—
Line of credit interest	13,645		389	—
Dividend and interest for swap resets	26,617		—	—
Variation margin - Centrally Cleared Swaps	6,570		—	—
Variation margin - Futures	295,110		750	—
Short dividend	10,734		133	—
Chief Compliance Officer fees	11,111		11,111	2,778
Unrealized loss on unfunded loan commitment	—		1,641	—
Unrealized loss on forward foreign currency exchange contracts	355,380		25,014	—
Unrealized loss on swaps	851,599		—	—
Distribution fees payable for investor class (see Note 4)	16,239		—	9,451
Service fees payable for investor class (see Note 5)	—		—	5,626
Accrued other expenses	1,809,734		273,468	109,712

Total Liabilities	102,752,410		4,410,427	247,209

NET ASSETS	$1,588,069,488		$106,659,060	$96,048,767

The accompanying notes are an integral part of these financial statements.

124	Litman Gregory Funds Trust

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STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2021 – (Continued)

	Alternative Strategies Fund	High Income Alternatives Fund	Dolan McEniry Corporate Bond Fund
Institutional Class:
Net Assets	$1,512,455,571	$106,659,060	$90,827,198
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	128,624,464	10,387,277	8,549,109
Net asset value, offering price and redemption price per share	$11.76	$10.27	$10.62

Investor Class:
Net Assets	$75,613,917	$—	$5,221,569
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	6,415,550	—	492,144
Net asset value, offering price and redemption price per share	$11.79	$—	$10.61

COMPONENTS OF NET ASSETS
Paid-in capital	$1,552,094,211	$105,474,137	$96,364,732
Accumulated distributable earnings (deficit)	35,975,277	1,184,923	(315,965)

Net assets	$1,588,069,488	$106,659,060	$96,048,767

[1]	Other receivables include receivables from corporate actions related to securities held during the year.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	125

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2021 – (Continued)

	DBi Managed Futures Strategy ETF (Consolidated)	DBi Hedge Strategy ETF
ASSETS:
Investments in securities at cost	$13,867,686	$5,298,871
Investments in securities at value	$13,867,586	$5,298,843
Cash	46,264,718	13,537,834
Deposits at brokers for futures	6,911,013	1,461,292

Total Assets	67,043,317	20,297,969

LIABILITIES:
Payables:
Advisory fees	34,871	3,909
Distributions payable	6,358,350	3,008,500
Variation margin - Futures	270,681	24,852

Total Liabilities	6,663,902	3,037,261

NET ASSETS	$60,379,415	$17,260,708

Net Assets	$60,379,415	$17,260,708
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	2,375,000	625,000
Net asset value, offering price and redemption price per share	$25.42	$27.62

COMPONENTS OF NET ASSETS
Paid-in capital	$60,516,687	$17,288,413
Accumulated distributable earnings (deficit)	(137,272)	(27,705)

Net assets	$60,379,415	$17,260,708

The accompanying notes are an integral part of these financial statements.

126	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2021

	Equity Fund	International Fund	Oldfield International Value Fund	SBH Focused Small Value Fund
INVESTMENT INCOME:
Income
Dividends (net of foreign taxes withheld of $60,091, $531,246, $74,383 and $2,665, respectively)	$2,859,455	$4,169,827	$643,303	$689,079
Interest	—	11,731	—	—
Non cash income (net of foreign taxes withheld of $1,781,546 and $0, respectively)	—	11,826,001 *	43,373 *	—

Total income	2,859,455	16,007,559	686,676	689,079

Expenses
Advisory fees	3,058,410	3,761,567	155,313	619,310
Transfer agent fees	144,784	163,153	16,916	57,519
Fund accounting fees	72,190	69,428	6,585	55,887
Administration fees	47,438	52,544	3,025	46,965
Professional fees	51,129	61,696	19,302	13,476
Trustee fees	71,164	76,384	47,537	50,054
Custody fees	9,995	37,750	55,454	3,200
Reports to shareholders	61,820	61,344	9,385	33,222
Registration expense	36,588	39,540	11,455	24,966
Miscellaneous	10,393	15,053	875	—
Dividend & interest expense	18,458	16,376	510	1,882
Chief Compliance Officer fees	11,111	11,111	11,111	11,111

Total expenses	3,593,480	4,365,946	337,468	917,592
Less: fees waived (see Note 3)	(373,809)	(769,499)	(128,904)	(205,387)

Net expenses	3,219,671	3,596,447	208,564	712,205

Net investment income (loss)	(360,216)	12,411,112	478,112	(23,126)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	41,112,482	61,046,652	302,168	4,226,491
Forward foreign currency exchange contracts	—	67,543	—	—
Foreign currency transactions	(9,451)	41,744	(21,558)	—

Net realized gain (loss)	41,103,031	61,155,939	280,610	4,226,491

Net change in unrealized appreciation/depreciation on:
Investments	3,467,048	(36,334,513)	878,322	5,036,195
Forward foreign currency exchange contracts	—	(13,804)	—	—
Foreign currency transactions	(25,252)	(122,436)	(1,650)	—

Net change in unrealized appreciation/depreciation	3,441,796	(36,470,753)	876,672	5,036,195

Net realized and unrealized gain (loss) on investments, forward foreign currency exchange contracts, and foreign currency transactions	44,544,827	24,685,186	1,157,282	9,262,686

Net increase in net assets resulting from operations	$44,184,611	$37,096,298	$1,635,394	$9,239,560

*	Represents non-cash distributions in connection with capital changes for certain investments held by the Fund recorded on ex-date and based on fair value.

The accompanying notes are an integral part of these financial statements.

Statements of Operations	127

Litman Gregory Funds Trust

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2021 – (Continued)

	Alternative Strategies Fund	High Income Alternatives Fund	Dolan McEniry Corporate Bond Fund
INVESTMENT INCOME:
Income
Dividends (net of foreign taxes withheld of $117,904, $0 and $0, respectively)	$5,655,081	$104,496	$70
Interest (net of interest taxes withheld of $1,027, $0 and $0, respectively)	52,578,220	3,734,051	1,768,373
Non cash income	7,493 *	10,562 *	—

Total income	58,240,794	3,849,109	1,768,443

Expenses
Advisory fees	21,474,916	894,578	445,933
Transfer agent fees	883,235	73,495	111,550
Fund accounting fees	320,811	99,692	—
Administration fees	198,268	23,157	139,060
Professional fees	324,122	47,833	40,119
Trustee fees	175,807	55,646	20,856
Custody fees	554,964	51,563	15,274
Reports to shareholders	121,346	17,072	6,023
Registration expense	102,844	74,071	49,209
Miscellaneous	15,516	7,022	7,270
Insurance expense	—	1,187	3,890
Dividend & interest expense	2,128,609	3,572	16,066
Chief Compliance Officer fees	11,111	11,111	2,778
Distribution fees for investor class (see Note 4)	194,342	—	14,066
Service fees for investor class (see Note 5)	—	—	5,626

Total expenses	26,505,891	1,359,999	877,720
Less: fees waived (see Note 3)	(4,276,895)	(436,692)	(233,722)

Net expenses	22,228,996	923,307	643,998

Net investment income	36,011,798	2,925,802	1,124,445

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments, excluding purchased options	82,069,749	2,089,954	481,350
Purchased options	(570,708)	(5,913)	—
Short sales	(13,767,700)	—	—
Written options	462,090	2,464,448	—
Forward foreign currency exchange contracts	1,215,504	115,842	—
Foreign currency transactions	(315,493)	234	—
Futures	143,908	90,144	—
Swap contracts	(14,401,611)	35,427	—

Net realized gain (loss)	54,835,739	4,790,136	481,350

Net change in unrealized appreciation/depreciation on:
Investments, excluding purchased options	(26,879,785)	(1,797,632)	(2,336,313)
Purchased options	228,847	(82,350)	—
Unfunded loan commitment	24,720	1,755	—
Short sales	(12,559,744)	—	—
Written options	(56,343)	27,925	—
Forward foreign currency exchange contracts	738,351	(99,122)	—
Foreign currency transactions	188,436	(867)	—
Futures	(559,444)	240	—
Swap contracts	3,290,630	(39,979)	—

Net change in unrealized appreciation/depreciation	(35,584,332)	(1,990,030)	(2,336,313)

Net realized and unrealized gain (loss) on investments, purchased options, unfunded loan commitment, short sales, written options, forward foreign currency exchange contracts, foreign currency transactions, futures and swap contracts	19,251,407	2,800,106	(1,854,963)

Net increase (decrease) in net assets resulting from operations	$55,263,205	$5,725,908	$(730,518)

*	Represents non-cash distributions in connection with capital changes for certain investments held by the Fund recorded on ex-date and based on fair value.

The accompanying notes are an integral part of these financial statements.

128	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2021 – (Continued)

	DBi Managed Futures Strategy ETF (Consolidated)	DBi Hedge Strategy ETF
INVESTMENT INCOME:
Income
Interest	$7,713	$3,627

Total income	7,713	3,627

Expenses
Advisory fees	416,873	171,189
Broker interest expense	47,006	—

Total expenses	463,879	171,189

Net expenses	463,879	171,189

Net investment loss	(456,166)	(167,562)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(2,307)	(71)
Futures	3,611,900	1,329,895

Net realized gain (loss)	3,609,593	1,329,824

Net change in unrealized appreciation/depreciation on:
Investments	687	494
Futures	(142,714)	(171,422)

Net change in unrealized appreciation/depreciation	(142,027)	(170,928)

Net realized and unrealized gain (loss) on investments and futures	3,467,566	1,158,896

Net increase in net assets resulting from operations	$3,011,400	$991,334

The accompanying notes are an integral part of these financial statements.

Statements of Operations	129

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund		International Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(360,216)	$(690,911)	$12,411,112	$1,469,510
Net realized gain (loss) on investments, forward foreign currency exchange contracts, and foreign currency transactions	41,103,031	32,667,701	61,155,939	(33,726,521)
Net change in unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts, and foreign currency transactions	3,441,796	5,265,042	(36,470,753)	32,830,038

Net increase in net assets resulting from operations	44,184,611	37,241,832	37,096,298	573,027

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(38,624,889)	(29,711,282)	(12,424,454)	(7,295,729)

Total distributions	(38,624,889)	(29,711,282)	(12,424,454)	(7,295,729)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	2,539,284	4,342,427	13,412,225	23,448,312
Reinvested distributions
Institutional Class	37,117,107	28,753,611	6,892,434	4,244,294
Payment for shares redeemed
Institutional Class	(39,403,874)	(71,998,491)	(32,002,752)	(95,697,703)

Net increase (decrease) in net assets from capital share transactions	252,517	(38,902,453)	(11,698,093)	(68,005,097)

Total increase (decrease) in net assets	5,812,239	(31,371,903)	12,973,751	(74,727,799)
NET ASSETS:
Beginning of year	254,926,869	286,298,772	326,742,736	401,470,535

End of year	$260,739,108	$254,926,869	$339,716,487	$326,742,736

CAPITAL TRANSACTIONS IN SHARES
Institutional Class:
Sold	122,929	292,086	682,884	1,855,447
Reinvested distributions	2,016,138	1,568,664	366,814	241,153
Redeemed	(1,962,054)	(4,490,047)	(1,651,180)	(6,811,942)

Net increase (decrease) from capital share transactions	177,013	(2,629,297)	(601,482)	(4,715,342)

The accompanying notes are an integral part of these financial statements.

130	Litman Gregory Funds Trust

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STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	Oldfield International Value Fund***		SBH Focused Small Value Fund**
	Year Ended December 31, 2021	Period Ended December 31, 2020	Year Ended December 31, 2021	Period Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$478,112	$(7,615)	$(23,126)	$20,944
Net realized gain (loss) on investments and foreign currency transactions	280,610	31,785	4,226,491	(23,593)
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	876,672	543,200	5,036,195	6,464,388

Net increase in net assets resulting from operations	1,635,394	567,370	9,239,560	6,461,739

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(725,262)	—	(1,466,176)	—

Total distributions	(725,262)	—	(1,466,176)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	15,396,369	10,652,438	29,293,557	13,132,534
Institutional Class - proceeds in connection with merger (see Note 12)	—	—	—	18,571,890
Reinvested distributions
Institutional Class	725,262	—	1,445,114	—
Payment for shares redeemed
Institutional Class	(2,328,101)	(14,972)	(9,682,753)	(1,355,058)

Net increase in net assets from capital share transactions	13,793,530	10,637,466	21,055,918	30,349,366

Total increase in net assets	14,703,662	11,204,836	28,829,302	36,811,105
NET ASSETS:
Beginning of year	11,204,836	—	36,811,105	—

End of year	$25,908,498	$11,204,836	$65,640,407	$36,811,105

CAPITAL TRANSACTIONS IN SHARES
Institutional Class:
Sold	1,295,726	1,058,816	2,084,723	1,263,636
Sold - shares in connection with mergers (see Note 12)	—	—	—	1,747,071
Reinvested distributions	63,675	—	100,495	—
Redeemed	(195,134)	(1,418)	(664,822)	(114,038)

Net increase from capital share transactions	1,164,267	1,057,398	1,520,396	2,896,669

**	Commenced operations on July 31, 2020.
***	Commenced operations on November 30, 2020.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	131

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	Alternative Strategies Fund		High Income Alternatives Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$36,011,798	$40,422,222	$2,925,802	$3,277,705
Net realized gain (loss) on investments, short sales, purchased options, written options, forward foreign currency exchange contracts, foreign currency transactions, futures and swap contracts	54,835,739	26,455,025	4,790,136	(2,246,920)
Net change in unrealized appreciation/depreciation on investments, short sales, unfunded loan commitments, purchased options, written options, forward foreign currency exchange contracts, foreign currency transactions, futures and swap contracts	(35,584,332)	(3,172,168)	(1,990,030)	2,279,573

Net increase in net assets resulting from operations	55,263,205	63,705,079	5,725,908	3,310,358

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(88,707,336)	(46,676,235)	(5,437,135)	(3,324,749)
Investor Class	(4,371,661)	(2,536,290)	—	(35,081)

Total distributions	(93,078,997)	(49,212,525)	(5,437,135)	(3,359,830)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	427,574,664	351,214,074	33,262,004	19,005,527
Institutional Class - converted from Investor Class[1]	—	—	—	810,031
Investor Class	21,516,780	28,022,624	—	161,427 [1]
Reinvested distributions
Institutional Class	84,597,628	45,242,271	5,434,225	3,317,733
Investor Class	4,342,782	2,524,113	—	35,081 [1]
Payment for shares redeemed
Institutional Class	(380,769,810)	(720,430,965)	(20,193,368)	(29,073,348)
Investor Class	(22,663,967)	(98,094,922)	—	(762,442)[1]
Investor Class - converted to Institutional Class[1]	—	—	—	(810,031)

Net increase (decrease) in net assets from capital share transactions	134,598,077	(391,522,805)	18,502,861	(7,316,022)

Total increase (decrease) in net assets	96,782,285	(377,030,251)	18,791,634	(7,365,494)
NET ASSETS:
Beginning of year	1,491,287,203	1,868,317,454	87,867,426	95,232,920

End of year	$1,588,069,488	$1,491,287,203	$106,659,060	$87,867,426

CAPITAL TRANSACTIONS IN SHARES
Institutional Class:
Sold	34,873,258	30,794,657	3,200,912	1,976,932
Sold - shares converted from Investor Class[1]	—	—	—	79,337
Reinvested distributions	7,125,239	4,028,911	525,047	346,829
Redeemed	(31,138,890)	(64,465,851)	(1,943,439)	(3,124,337)

Net increase (decrease) from capital share transactions	10,859,607	(29,642,283)	1,782,520	(721,239)

Investor Class:[1]
Sold	1,749,767	2,464,700	—	16,697
Reinvested distributions	364,946	226,045	—	3,668
Redeemed	(1,851,930)	(8,836,358)	—	(80,233)
Redeemed - shares converted to Institutional Class[1]	—	—	—	(79,259)

Net increase (decrease) from capital share transactions	262,783	(6,145,613)	—	(139,127)

[1]	Investor Class shares were converted into Institutional Class shares at the close of business on December 31, 2020.

The accompanying notes are an integral part of these financial statements.

132	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	Dolan McEniry Corporate Bond Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,124,445	$751,148
Net realized gain on investments	481,350	221,907
Net change in unrealized appreciation/depreciation on investments	(2,336,313)	1,791,516

Net increase in net assets resulting from operations	(730,518)	2,764,571

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(1,668,015)	(791,355)
Investor Class	(86,334)	(104,467)

Total distributions	(1,754,349)	(895,822)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	63,003,335	45,586,465
Investor Class	886,894	2,862,196
Reinvested distributions
Institutional Class	1,182,792	677,454
Investor Class	86,334	104,414
Payment for shares redeemed
Institutional Class	(28,693,722)	(3,290,897)
Investor Class	(1,269,027)	(595,088)

Net increase in net assets from capital share transactions	35,196,606	45,344,544

Total increase in net assets	32,711,739	47,213,293
NET ASSETS:
Beginning of year	63,337,028	16,123,735

End of year	$96,048,767	$63,337,028

CAPITAL TRANSACTIONS IN SHARES
Institutional Class:
Sold	5,825,709	4,293,619
Reinvested distributions	110,295	63,353
Redeemed	(2,667,818)	(307,931)

Net increase from capital share transactions	3,268,186	4,049,041

Investor Class:
Sold	82,305	277,550
Reinvested distributions	8,064	9,808
Redeemed	(118,222)	(55,895)

Net increase (decrease) from capital share transactions	(27,853)	231,463

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	133

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	DBi Managed Futures Strategy ETF (Consolidated)		DBi Hedge Strategy ETF
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(456,166)	$(154,983)	$(167,562)	$(74,385)
Net realized gain on investments and futures	3,609,593	712,403	1,329,824	1,755,453
Net change in unrealized appreciation/depreciation on investments and futures	(142,027)	552,030	(170,928)	321,984

Net increase in net assets resulting from operations	3,011,400	1,109,450	991,334	2,003,052

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(3,636,131)	(323,854)	(3,008,500)	(14,173)
Return of capital	(2,722,219)	—	—	—

Total distributions	(6,358,350)	(323,854)	(3,008,500)	(14,173)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	39,419,318	33,412,020	8,060,273	17,113,815
Payment for shares redeemed	(12,146,710)	(16,112,876)	(7,302,015)	(16,832,725)

Net increase in net assets from capital share transactions	27,272,608	17,299,144	758,258	281,090

Total increase (decrease) in net assets	23,925,658	18,084,740	(1,258,908)	2,269,969
NET ASSETS:
Beginning of year	36,453,757	18,369,017	18,519,616	16,249,647

End of year	$60,379,415	$36,453,757	$17,260,708	$18,519,616

CAPITAL TRANSACTIONS IN SHARES
Sold	1,400,000	1,325,000	250,000	650,000
Redeemed	(450,000)	(625,000)	(225,000)	(700,000)

Net increase (decrease) from capital share transactions	950,000	700,000	25,000	(50,000)

The accompanying notes are an integral part of these financial statements.

134	Litman Gregory Funds Trust

iMGP Equity Fund – Institutional Class

(formerly PartnerSelect Equity Fund – Institutional Class)

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$18.62	$17.54	$15.02	$19.10	$17.02

Income from investment operations:
Net investment income (loss)[1]	(0.03)	(0.05)	0.08 [2]	(0.01)	(0.01)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	3.27	3.45	4.03	(1.90)	3.61

Total income (loss) from investment operations	3.24	3.40	4.11	(1.91)	3.60

Less distributions:
From net investment income	—	—	(0.08)	—	—
From net realized gains	(3.06)	(2.32)	(1.51)	(2.17)	(1.52)

Total distributions	(3.06)	(2.32)	(1.59)	(2.17)	(1.52)

Net asset value, end of year	$18.80	$18.62	$17.54	$15.02	$19.10

Total return	17.75%	19.52%	27.55%	(9.91)%	21.15%

Ratios/supplemental data:
Net assets, end of year (millions)	$260.7	$254.9	$286.3	$259.8	$339.5

Ratios of total expenses to average net assets:
Before fees waived	1.29%[5]	1.35%[5]	1.35%[4]	1.29%[3]	1.27%[3]

After fees waived	1.16%[5,6]	1.23%[5,6]	1.24%[4,6]	1.17%[3,6]	1.15%[3,6]

Ratio of net investment income (loss) to average net assets	(0.13)%[5]	(0.29)%[5]	0.44%[2,4]	(0.08)%[3]	(0.07)%[3]

Portfolio turnover rate	27.74%	56.91%	25.02%[7]	41.68%[7]	33.49%[7]

[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.06 per share and 0.33% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.00% of average net assets.
[4]	Includes Interest & Dividend expense of 0.03% of average net assets.
[5]	Includes Interest & Dividend expense of 0.01% of average net assets.
[6]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[7]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	135

iMGP International Fund – Institutional Class

(formerly PartnerSelect International Fund – Institutional Class)

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$18.12	$17.65	$13.94	$17.73	$14.77

Income from investment operations:
Net investment income[1]	0.71 [5]	0.07	0.27 [4]	0.30 [3]	0.20 [2]

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	1.39	0.80	3.97	(3.99)	3.28

Total income (loss) from investment operations	2.10	0.87	4.24	(3.69)	3.48

Less distributions:
From net investment income	(0.72)	(0.40)	(0.53)	(0.10)	(0.52)
From net realized gains	—	—	—	—	—

Total distributions	(0.72)	(0.40)	(0.53)	(0.10)	(0.52)

Net asset value, end of year	$19.50	$18.12	$17.65	$13.94	$17.73

Total return	11.75%	5.02%	30.45%	(20.80)%	23.61%

Ratios/supplemental data:
Net assets, end of year (millions)	$339.7	$326.7	$401.5	$368.6	$681.1

Ratios of total expenses to average net assets:
Before fees waived	1.28%[7]	1.39%[6]	1.36%[6]	1.33%[6]	1.26%[7]

After fees waived	1.05%[7,8]	1.15%[6,8]	1.12%[6,8]	1.09%[6,8]	0.98%[7,8]

Ratio of net investment income to average net assets	3.63%[5,7]	0.49%[6]	1.65%[4,6]	1.74%[3,6]	1.18%[2,7]

Portfolio turnover rate	99.91%	59.61%	45.48%[9]	35.15%[9]	41.90%[9]

[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.06 per share and 0.35% of average daily net assets.
[3]	Include non-cash distributions amounting to $0.05 per share and 0.29% of average daily net assets.
[4]	Include non-cash distributions amounting to $0.10 per share and 0.60% of average daily net assets.
[5]	Include non-cash distributions amounting to $0.68 per share and 3.46% of average daily net assets.
[6]	Includes Interest & Dividend expense of 0.01% of average net assets.
[7]	Includes Interest & Dividend expense of 0.00% of average net assets.
[8]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[9]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

136	Litman Gregory Funds Trust

iMGP Oldfield International Value Fund – Institutional Class

(formerly PartnerSelect Oldfield International Value Fund – Institutional Class)

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Year Ended December 31, 2021	Period Ended December 31, 2020**
Net asset value, beginning of period	$10.60	$10.00

Income from investment operations:
Net investment income (loss)[1]	0.26 [2]	(0.01)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	1.13	0.61

Total income from investment operations	1.39	0.60

Less distributions:
From net investment income	(0.22)	—

From net realized gains	(0.11)	—

Total distributions	(0.33)	—

Net asset value, end of period	$11.66	$10.60

Total return	13.21%	6.00	%+

Ratios/supplemental data:
Net assets, end of period (millions)	$25.9	$11.2

Ratios of total expenses to average net assets:
Before fees waived	1.52%[3]	5.38	%*

After fees waived	0.94%[3,4]	0.94	%*

Ratio of net investment income (loss) to average net assets	2.15%[2,3]	(0.94	)%*

Portfolio turnover rate	16.31%	2.51	%+

+	Not annualized.
*	Annualized.
**	Commenced operations on November 30, 2020.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.02 per share and 0.20% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.00% of average net assets.
[4]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	137

iMGP SBH Focused Small Value Fund – Institutional Class

(formerly PartnerSelect SBH Focused Small Value Fund – Institutional Class)

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Year Ended December 31, 2021	Period Ended December 31, 2020**
Net asset value, beginning of period	$12.71	$10.00

Income from investment operations:
Net investment income (loss)[1]	(0.01)	0.01

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	2.50	2.70

Total income from investment operations	2.49	2.71

Less distributions:
From net investment income	—	—

From net realized gains	(0.34)	—

Total distributions	(0.34)	—

Net asset value, end of period	$14.86	$12.71

Total return	19.66%	27.10	%+

Ratios/supplemental data:
Net assets, end of period (millions)	$65.6	$36.8

Ratios of total expenses to average net assets:
Before fees waived	1.48%[2]	2.11	%*

After fees waived	1.15%[2,3]	1.15	%*

Ratio of net investment income (loss) to average net assets	(0.04)%[2]	0.23	%*

Portfolio turnover rate	45.15%	27.18	%+

+	Not annualized.
*	Annualized.
**	Commenced operations on July 31, 2020.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.00% of average net assets.
[3]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

138	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund – Institutional Class

(formerly PartnerSelect Alternative Strategies Fund – Institutional Class)

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$12.03	$11.70	$11.08	$11.69	$11.45

Income from investment operations:
Net investment income[1]	0.29 [3]	0.30	0.31 [2]	0.26	0.26

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.16	0.41	0.64	(0.51)	0.25

Total income (loss) from investment operations	0.45	0.71	0.95	(0.25)	0.51

Less distributions:
From net investment income	(0.38)	(0.38)	(0.33)	(0.36)	(0.27)
From net realized gains	(0.34)	—	—	—	—

Total distributions	(0.72)	(0.38)	(0.33)	(0.36)	(0.27)

Net asset value, end of year	$11.76	$12.03	$11.70	$11.08	$11.69

Total return	3.82%	6.30%	8.52%	(2.08)%	4.51%

Ratios/supplemental data:
Net assets, end of year (millions)	$1,512.5	$1,417.1	$1,724.2	$1,663.7	$1,828.1

Ratios of total expenses to average net assets:
Before fees waived	1.72%[7]	1.75%[7]	1.63%[6]	1.63%[5]	1.75%[4]

After fees waived	1.44%[7,8]	1.47%[7,8]	1.51%[6,8]	1.53%[5,8]	1.66%[4,8]

Ratio of net investment income to average net assets	2.36%[3,7]	2.60%[7]	2.70%[2,6]	2.26%[5]	2.25%[4]

Portfolio turnover rate[9]	137.56%	193.98%	190.21%	197.04%	169.34%

[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.02 per share and 0.20% of average daily net assets.
[3]	Include non-cash distributions amounting to $0.00 per share and 0.00% of average daily net assets.
[4]	Includes Interest & Dividend expense of 0.20% of average net assets.
[5]	Includes Interest & Dividend expense of 0.07% of average net assets.
[6]	Includes Interest & Dividend expense of 0.05% of average net assets.
[7]	Includes Interest & Dividend expense of 0.14% of average net assets.
[8]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[9]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	139

iMGP Alternative Strategies Fund – Investor Class

(formerly PartnerSelect Alternative Strategies Fund – Investor Class)

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$12.06	$11.71	$11.10	$11.70	$11.46

Income from investment operations:
Net investment income[1]	0.26 [3]	0.27	0.28 [2]	0.23	0.23

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.16	0.42	0.63	(0.50)	0.25

Total income (loss) from investment operations	0.42	0.69	0.91	(0.27)	0.48

Less distributions:
From net investment income	(0.35)	(0.34)	(0.30)	(0.33)	(0.24)
From net realized gains	(0.34)	—	—	—	—

Total distributions	(0.69)	(0.34)	(0.30)	(0.33)	(0.24)

Net asset value, end of year	$11.79	$12.06	$11.71	$11.10	$11.70

Total return	3.54%	6.06%	8.22%	(2.32)%	4.14%

Ratios/supplemental data:
Net assets, end of year (millions)	$75.6	$74.2	$144.1	$175.3	$206.0

Ratios of total expenses to average net assets:
Before fees waived	1.97%[7]	1.99%[7]	1.88%[6]	1.88%[5]	2.00%[4]

After fees waived	1.69%[7,8]	1.71%[7,8]	1.76%[6,8]	1.78%[5,8]	1.90%[4,8]

Ratio of net investment income to average net assets	2.11%[3,7]	2.36%[7]	2.44%[2,6]	2.01%[5]	2.01%[4]

Portfolio turnover rate[9]	137.56%	193.98%	190.21%	197.04%	169.34%

[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.02 per share and 0.20% of average daily net assets.
[3]	Include non-cash distributions amounting to $0.00 per share and 0.00% of average daily net assets.
[4]	Includes Interest & Dividend expense of 0.20% of average net assets.
[5]	Includes Interest & Dividend expense of 0.07% of average net assets.
[6]	Includes Interest & Dividend expense of 0.05% of average net assets.
[7]	Includes Interest & Dividend expense of 0.14% of average net assets.
[8]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[9]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

140	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund – Institutional Class

(formerly PartnerSelect High Income Alternatives Fund – Institutional Class)

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,			Period Ended December 31, 2018**
	2021	2020	2019
Net asset value, beginning of year	$10.21	$10.06	$9.63	$10.00

Income from investment operations:
Net investment income[1]	0.32 [2]	0.37	0.36	0.07

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, options, futures and swap contracts	0.33	0.16	0.44	(0.38)

Total income (loss) from investment operations	0.65	0.53	0.80	(0.31)

Less distributions:
From net investment income	(0.34)	(0.37)	(0.33)	(0.06)

From net realized gains	(0.25)	(0.01)	(0.04)	—

Total distributions	(0.59)	(0.38)	(0.37)	(0.06)

Net asset value, end of year	$10.27	$10.21	$10.06	$9.63

Total return	6.42%	5.62%	8.37%	(3.08	)%+

Ratios/supplemental data:
Net assets, end of year (millions)	$106.7	$87.9	$93.8	$77.2

Ratios of total expenses to average net assets:
Before fees waived	1.44%[5]	1.72%[4]	1.39%[3]	1.34	%*

After fees waived	0.98%[5,6]	1.00%[4,6]	0.98%[3,6]	0.98	%*,6

Ratio of net investment income to average net assets	3.11%[2,5]	3.83%[4]	3.56%[3]	2.89	%*

Portfolio turnover rate	72.02%	87.63%	90.51%[7]	125.92	%+,7

+	Not annualized.
*	Annualized.
**	Commenced operations on September 28, 2018.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.00 per share and 0.01% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.00% of average net assets.
[4]	Includes Interest & Dividend expense of 0.02% of average net assets.
[5]	Includes Interest & Dividend expense of 0.01% of average net assets.
[6]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[7]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	141

iMGP Dolan McEniry Corporate Bond Fund – Institutional Class

(formerly iM Dolan McEniry Corporate Bond Fund – Institutional Shares)

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,			September 28, 2018** through December 31, 2018
	2021	2020	2019
Net asset value, beginning of year	$10.92	$10.61	$9.83	$10.00

Income from investment operations:
Net investment income[1]	0.14	0.22	0.30	0.09

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	(0.23)	0.36	0.79	(0.17)

Total income (loss) from investment operations	(0.09)	0.58	1.09	(0.08)

Less distributions:
From net investment income	(0.15)	(0.24)	(0.30)	(0.09)

From net realized gains	(0.06)	(0.03)	(0.01)	—

Total distributions	(0.21)	(0.27)	(0.31)	(0.09)

Net asset value, end of year	$10.62	$10.92	$10.61	$9.83

Total return	(0.86)%	5.50%	11.25%	(0.77	)%+

Ratios/supplemental data:
Net assets, end of year (thousands)	$90,827	$57,666	$13,066	$2,099

Ratios of total expenses to average net assets:
Before fees waived	0.96%[2]	1.34%	4.36%	13.94	%*

After fees waived	0.70%[2]	0.70%	0.70%	0.70	%*

Ratio of net investment income to average net assets	1.28%[2]	2.07%	2.83%	3.70	%*

Portfolio turnover rate[3]	32.65%	40.00%	16.00%	0.00	%+

**	Commencement of operations for Institutional Shares was September 28, 2018.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.02% of average net assets.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

142	Litman Gregory Funds Trust

iMGP Dolan McEniry Corporate Bond Fund – Investor Class

(formerly iM Dolan McEniry Corporate Bond Fund – Advisor Shares)

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Year Ended December 31,		May 17, 2019** through December 31, 2019
	2021	2020
Net asset value, beginning of period	$10.91	$10.60	$10.26

Income from investment operations:
Net investment income[1]	0.10	0.20	0.15

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	(0.23)	0.34	0.36

Total income (loss) from investment operations	(0.13)	0.54	0.51

Less distributions:
From net investment income	(0.11)	(0.20)	(0.16)

From net realized gains	(0.06)	(0.03)	(0.01)

Total distributions	(0.17)	(0.23)	(0.17)

Net asset value, end of period	$10.61	$10.91	$10.60

Total return	(1.21)%	5.13%	4.96	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$5,222	$5,672	$3,058

Ratios of total expenses to average net assets:
Before fees waived	1.31%[2]	1.78%	3.49	%*

After fees waived	1.05%[2]	1.05%	1.05	%*

Ratio of net investment income to average net assets	0.92%[2]	1.86%	2.24	%*

Portfolio turnover rate[3]	32.65%	40.00%	16.00	%+

+	Not annualized.
*	Annualized.
**	Commencement of operations for Advisor Shares was May 17, 2019.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.02% of average net assets.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	143

iMGP DBi Managed Futures Strategy ETF

(formerly iM DBi Managed Futures Strategy ETF)

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Year Ended December 31,		May 7, 2019** through December 31, 2019
	2021	2020
Net asset value, beginning of period	$25.58	$25.34	$25.00

Income from investment operations:
Net investment income (loss)[1]	(0.26)	(0.14)	0.15

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and futures contracts	2.78	0.60	2.55

Total income from investment operations	2.52	0.46	2.70

Less distributions:
From net investment income	(0.35)	(0.02)	(0.11)

From net realized gains	(1.18)	(0.20)	(2.25)

Return of capital	(1.15)	—	—

Total distributions	(2.68)	(0.22)	(2.36)

Net asset value, end of period	$25.42	$25.58	$25.34

Market price, end of period	$25.80	$25.56	$25.33

Net asset value total return	9.80%	1.84%	10.76	%+

Market price total return	11.38%	1.79%	—

Ratios/supplemental data:
Net assets, end of period (thousands)	$60,379	$36,454	$18,369

Ratios of total expenses to average net assets:
Before fees waived	0.95%[2]	0.85%	0.85	%*

After fees waived	0.95%[2]	0.85%	0.85	%*

Ratio of net investment income (loss) to average net assets	(0.93)%[2]	(0.55)%	0.84	%*

Portfolio turnover rate	0.00%	0.00%	0.00	%+

+	Not annualized.
*	Annualized.
**	Commencement of operations was May 7, 2019.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes broker interest expense of 0.10% of average net assets.

The accompanying notes are an integral part of these financial statements.

144	Litman Gregory Funds Trust

iMGP DBi Hedge Strategy ETF

(formerly iM DBi Hedge Strategy ETF)

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Year Ended December 31,		December 17, 2019** through December 31, 2019
	2021	2020
Net asset value, beginning of period	$30.87	$25.00	$25.00

Income from investment operations:
Net investment income (loss)[1]	(0.27)	(0.12)	0.00	^

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and futures contracts	1.83	6.01	0.00	^

Total income from investment operations	1.56	5.89	0.00

Less distributions:
From net investment income	—	(0.02)	(0.00	)^

From net realized gains	(4.81)	—	—

Total distributions	(4.81)	(0.02)	(0.00)

Net asset value, end of period	$27.62	$30.87	$25.00

Market price, end of period	$27.61	$30.86	$25.03

Net asset value total return	5.05%	23.58%	0.01	%+

Market price total return	4.92%	23.42%	—

Ratios/supplemental data:
Net assets, end of period (thousands)	$17,261	$18,520	$16,250

Ratios of total expenses to average net assets:
Before fees waived	0.85%	0.85%	0.85	%*

After fees waived	0.85%	0.85%	0.85	%*

Ratio of net investment income (loss) to average net assets	(0.83)%	(0.47)%	0.48	%*

Portfolio turnover rate	0.00%	0.00%	0.00	%+

+	Not annualized.
*	Annualized.
**	Commencement of operations was December 17, 2019.
^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	145

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization

Litman Gregory Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. Effective August 1, 2011, The Masters’ Select Funds Trust changed its name to the Litman Gregory Funds Trust. The Trust consists of nine separate series: iMGP Equity Fund (formerly PartnerSelect Equity Fund), iMGP International Fund (formerly PartnerSelect International Fund), iMGP Oldfield International Value Fund (formerly PartnerSelect Oldfield International Value Fund), iMGP SBH Focused Small Value Fund (formerly PartnerSelect SBH Focused Small Value Fund), iMGP Alternative Strategies Fund (formerly PartnerSelect Alternative Strategies Fund), iMGP High Income Alternatives Fund (formerly PartnerSelect High Income Alternatives Fund), iMGP Dolan McEniry Corporate Bond Fund (formerly, iM Dolan McEniry Corporate Bond Fund), iMGP DBi Managed Futures Strategy ETF (formerly iM DBi Managed Futures Strategy ETF) and iMGP DBi Hedge Strategy ETF (formerly iM DBi Hedge Strategy ETF). Each Fund, except for DBi Managed Futures Strategy ETF and DBi Hedge Strategy ETF, is diversified.

iMGP Equity Fund (“Equity Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded portfolio managers (each “Managers” or “Sub-Advisors”). The Equity Fund offers one class of shares: Institutional Class.

iMGP International Fund (“International Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded international portfolio managers. The International Fund offers one class of shares: Institutional Class.

iMGP Oldfield International Value Fund (“Oldfield International Value Fund”) seeks long-term growth of capital; that is, the increase in the value of an investment in the Fund over the long-term by using the talents and favorite stock-picking ideas of an experienced, high quality portfolio manager. The Oldfield International Value Fund offers one class of shares: Institutional Class.

iMGP SBH Focused Small Value Fund (“SBH Focused Small Value Fund”) seeks long-term growth of capital; that is, the increase in the value of an investment in the Fund over the long-term by engaging an experienced, high quality portfolio manager with favorite stock-picking ideas that can deliver a portfolio that is prudently diversified in terms of stocks and industries. The SBH Focused Small Value Fund offers one class of shares: Institutional Class.

iMGP Alternative Strategies Fund (“Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes by using the combined talents and favorite stock and bond market indexes-picking ideas of five highly regarded portfolio managers. The Alternative Strategies Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

iMGP High Income Alternatives Fund (“High Income Alternatives Fund”) seeks to generate a high level of current income from diverse sources, consistent with capital preservation over time, with capital appreciation a secondary objective, by using the combined talents and favorite stock and bond market indexes-picking ideas of three highly regarded portfolio managers. The High Income Alternatives Fund offers one class of shares: Institutional Class.

iMGP Dolan McEniry Corporate Bond Fund (“Dolan McEniry Corporate Bond Fund”) seeks to provide investors with total return, with a secondary investment objective of preserving capital by investing in a diversified portfolio of corporate investment grade bonds, corporate high yield bonds, and U.S. Government and Treasury securities maturing within 10 years or less. The Dolan McEniry Corporate Bond Fund offers two classes of shares: Institutional Class and Investor Class. The Investor Class shares charge a 0.25% 12b-1 distribution fee to shareholders of this class (see Note 4).

iMGP DBi Managed Futures Strategy ETF (“DBi Managed Futures Strategy ETF”) seeks long term capital appreciation. The DBi Managed Futures Strategy ETF is a non-diversified, actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by: (i) investing its assets pursuant to a managed futures strategy; (ii) allocating up to 20% of its total assets in its wholly-owned subsidiary, which is organized under the laws of the Cayman Islands, is advised by the sub-advisor, and will comply with the DBi Managed Futures Strategy ETF’s investment objective and investment policies; and (iii) investing directly in select debt instruments for cash management and other purposes. Shares of the Fund are listed and trade on the New York Stock Exchange Arca.

iMGP DBi Hedge Strategy ETF (“DBi Hedge Strategy ETF”) seeks long-term capital appreciation. The DBi Hedge Strategy ETF is a non-diversified, actively-managed ETF that seeks to achieve its objective by: (i) investing its assets pursuant to an equity hedge strategy and (ii) allocating the remainder of its assets directly in a portfolio of investment grade debt securities to collateralize its derivatives investments, for liquidity purposes, or to enhance yield. Shares of the Fund are listed and trade on the New York Stock Exchange Arca.

146	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A

Accounting Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services - Investment Companies.

B

Security Valuation. The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below. Investments in securities and derivatives traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the New York Stock Exchange (“NYSE”), the securities are valued at fair value as determined in good faith by the Managers that selected the security for the Funds’ portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees (the “Board”). In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the 1940 Act.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the over-the-counter market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

C

Consolidation of Subsidiary. The DBi Managed Futures Strategy ETF may invest up to 20% of its total assets in the iMGP DBi Cayman Managed Futures Subsidiary (the “Subsidiary”). The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-

Notes to Financial Statements	147

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

owned and controlled by the DBi Managed Futures Strategy ETF. The financial statements of the DBi Managed Futures Strategy ETF include the operations of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to invest in commodity-linked derivative instruments consistent with the Fund’s investment objectives and policies. The DBi Managed Futures Strategy ETF had 19.9% of its total assets invested in the Subsidiary as of December 31, 2021.

The Subsidiary is an exempted Cayman Islands investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary’s net income and capital gains, if any, will be included each year in the Fund’s investment company taxable income.

D

Senior Term Loans. The Alternative Strategies Fund and the High Income Alternatives Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks. The Alternative Strategies Fund’s and the High Income Alternatives Fund’s investments may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

E

Unfunded Loan Commitments. The Alternative Strategies Fund and the High Income Alternatives Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedules of Investments.

F

Short Sales. Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When each Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. A gain, limited to the price at which each Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. Each Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

G

Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. The Trust’s policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited. At December 31, 2021, the Funds’ ongoing exposure to the economic return on repurchase agreements is shown on the Schedules of Investments in Securities.

H

Reverse repurchase agreements. The High Income Alternatives Fund may enter into reverse repurchase agreements with banks and brokers to enhance return. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the period, if any, are shown on the Schedules of Investments. Cash received in exchange for securities transferred under reverse repurchase agreements are reflected as reverse repurchase agreements on the Statements of Assets and Liabilities.

I

Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

148	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized appreciation (depreciation) from investments.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency transactions gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

J

Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on forward foreign currency exchange contracts. The Funds record realized gains or losses at the time the forward contract is settled. These gains and losses are reflected on the Statements of Operations as realized gain (loss) on forward foreign currency exchange contracts. Counterparties to these forward contracts are major U.S. financial institutions (see Note 8).

K

Commodity Futures Trading Commission (“CFTC”) Regulation. Because of the nature of their investments, the DBi Managed Futures Strategy ETF and the DBi Hedge Strategy ETF are subject to regulation under the Commodities Exchange Act, as amended (the “CEA”), as a commodity pool and each of the Advisor and Sub-Adviser is subject to regulation under the CEA as a commodity pool operator (“CPO”), as those terms are defined under the CEA. The Advisor and Sub-Adviser are regulated by the CFTC, the National Futures Association and the U.S. Securities and Exchange Commission (“SEC”) and are subject to each regulator’s disclosure requirements. The CFTC has adopted rules that are intended to harmonize certain CEA disclosure requirements with SEC disclosure requirements.

L

Futures Contracts. The Alternative Strategies Fund, the High Income Alternatives Fund, and the DBi Hedge Strategy ETF invest in financial futures contracts primarily for the purpose of hedging their existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The futures contracts in the DBi Managed Futures Strategy ETF are not designated as hedging instruments. The DBi Managed Futures Strategy ETF employs long and short positions in derivatives, primarily futures contracts, across the broad asset classes of equities, fixed income, currencies and, through the Subsidiary, commodities. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying security. Each Fund recognizes a gain or loss equal to the daily variation margin. If market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets (see Note 8).

M

Interest Rate Swaps. During the year ended December 31, 2021, the Alternative Strategies Fund and the High Income Alternatives Fund invested in interest rate swaps. An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the Over the counter (“OTC”) market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, and upfront payments, if any, are recorded as a receivable or payable for variation margin on the Statements of Assets and Liabilities (see Note 8).

N

Credit Default Swaps. During the year ended December 31, 2021, the Alternative Strategies Fund and the High Income Alternatives Fund entered into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which they are not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or

Notes to Financial Statements	149

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where a Fund is selling protection, the notional amount approximates the maximum loss (see Note 8). For centrally cleared swaps the daily change in valuation, and upfront payments, if any, are recorded as a receivable or payable for variation margin on the Statements of Assets and Liabilities (see Note 8).

O

Total Return Swaps. During the year ended December 31, 2021, the Alternative Strategies Fund and the High Income Alternatives Fund invested in total return swaps. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of London Interbank Offered Rate (“LIBOR”) based cash flows. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. Total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the Statement of Assets and Liabilities. The other leg of the swap, usually LIBOR, is a spread to reflect the non-Statement of Assets and Liabilities nature of the product. No notional amounts are exchanged with total return swaps. The total return receiver assumes the entire economic exposure—that is, both market and credit exposure—to the reference asset. The total return payer—often the owner of the reference obligation—gives up economic exposure to the performance of the reference asset and in return takes on counterparty credit exposure to the total return receiver in the event of a default or fall in value of the reference asset (see Note 8).

P

Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a portfolio manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions (see Note 8).

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or

150	Litman Gregory Funds Trust

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NOTES TO FINANCIAL STATEMENTS – (Continued)

proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund (see Note 8).

Writing Put Options. Each Fund may write put options. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is able to close out its written put options, it may result in substantial losses to the Fund.

Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company.

Q

Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

R

Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required. The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years (as applicable) and as of December 31, 2021, and have determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statements of Operations. During the year ended December 31, 2021, the Funds did not incur any interest or penalties. Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds’ invest.

Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders. Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended December 31, 2021, if any, are reflected as part of net realized gain (loss) in the Statements of Operations.

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Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

The Funds may have previously filed for and/or may file for additional tax refunds with respect to certain taxes withheld by certain countries. Generally, the amount of such refunds that a Fund reasonably determines are collectible and free from significant contingencies are reflected in a Fund’s net asset value and are reflected as foreign tax reclaims receivable in the Statements of Assets and Liabilities. In certain circumstances, a Fund’s receipt of such refunds may cause the Fund and/or its shareholders to be liable for U.S. federal income taxes and interest charges.

Foreign taxes paid by each Fund may be treated, to the extent permissible by the Code (and other applicable U.S. federal tax guidance) and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

S

Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and, where applicable, related foreign tax withholding expenses are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method and reflected within interest income on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statements of Operations. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method. Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses. Class specific expenses, such as 12b-1 expenses, are directly attributed to that specific class.

T

Restricted Cash. At December 31, 2021, the Alternative Strategies Fund, the High Income Alternatives Fund, the DBi Managed Futures Strategy ETF, and the DBi Hedge Strategy ETF held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Funds’ Custodian as well as with brokers and is reflected in the Statements of Assets and Liabilities as deposits at brokers for securities sold short, futures, options, and swaps. Restrictions may include legally restricted deposits held as compensating balances against short-term borrowing arrangements or contracts entered into with others.

The Funds consider their investment in an Federal Deposits Insurance Corporation (“FDIC”) insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

U

Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of December 31, 2021, there were no restricted securities held in the Funds.

V

Illiquid Securities. Each Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities that are not deemed to be liquid by the Sub-Advisors. The Advisor and the Sub-Advisors will monitor the amount of illiquid securities in a Fund’s portfolio, under the supervision of the Board, to ensure compliance with a Fund’s investment restrictions. In accordance with procedures approved by the Board, these securities may be valued using techniques other than market quotations, and the values established for these securities may be different than what would be produced through the use of another methodology or if they had been priced using market quotations. Illiquid securities and other portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

W

Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

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Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman Gregory Fund Advisors, LLC. Effective October 1, 2021, Litman Gregory Fund Advisors, LLC has changed its name to iM Global Partner Fund Management, LLC (the “Advisor”) and also subsequently referred to as “iM Global”. Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

	Contractual Management Rate
Fund	First $450 million	Excess of $450 million	First $750 million	Excess of $750 million	First $1 billion	Excess of $1 billion	Between $1 and $2 billion	First $2 billion	Between $2 and $3 billion	Between $3 and $4 billion	Excess of $4 billion
Equity	—	—	1.10%	1.00%	—	—	—	—	—	—	—
International	—	—	—	—	1.10%	1.00%	—	—	—	—	—
Oldfield International Value	—	—	—	—	0.70%	0.70%	—	—	—	—	—
SBH Focused Small Value	1.00%	1.00%	—	—	—	—	—	—	—	—	—
Alternative Strategies	—	—	—	—	—	—	—	1.40%	1.30%	1.25%	1.20%
High Income Alternatives	—	—	—	—	0.95%	—	0.925%	—	0.90%	0.875%	0.85%
Dolan McEniry Corporate Bond	0.50%	0.50%	—	—	—	—	—	—	—	—	—
DBi Managed Futures Strategy ETF	0.85%	0.85%	—	—	—	—	—	—	—	—	—
DBi Hedge Strategy ETF	0.85%	0.85%	—	—	—	—	—	—	—	—	—

The Advisor engages sub-advisors to manage the Funds and pays the sub-advisors from its advisory fees.

Through April 30, 2023, the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.98% of the average daily net assets of the Equity Fund, 0.87% of the average daily net assets of the International Fund, 1.12% of the average daily net assets of the Alternative Strategies Fund, and 0.80% of the average daily net assets of the High Income Alternatives Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the year ended December 31, 2021, the amount waived, contractual and voluntary, was $373,809, $769,499, $4,276,895, and $149,249 for Equity Fund, International Fund, Alternative Strategies Fund, and High Income Alternatives Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees. Through April 30, 2023, the Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the High Income Alternatives Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs, (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional Class will not exceed 0.98% of the average daily net assets. In addition, through April 30, 2023, the Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the Oldfield International Value Fund, the SBH Focused Small Value Fund, the Dolan McEniry Corporate Bond Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs, (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional Class will not exceed 0.94%,1.15%, and 0.70% of the average daily net assets, respectively, and 1.05% of the average daily net assets for the Investor Class of the Dolan McEniry Corporate Bond Fund. During the year ended December 31, 2021, the amount waived contractually pursuant to an Expense Limitation Agreement was $287,443, $128,904, $205,387, and $233,722 for the High Income Alternatives Fund, Oldfield International Value Fund, SBH Focused Small Value Fund, and Dolan McEniry Corporate Bond Fund, respectively. The Advisor may be reimbursed by each Fund no later than the end of the third fiscal year following the year of the waiver provided that such reimbursement does not cause each Fund’s expenses to exceed the expense limitation. The Advisor is waiving its right to recoup these fees and any fees waived in prior years.

Prior to the conversion (see Note 12) for the Dolan McEniry Corporate Bond Fund , the Advisor was entitled to a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund. The Advisor hired Dolan McEniry Capital Management, LLC as a sub-advisor to the Fund. The Advisor paid the Sub-Advisor fee for the Fund from its own assets and these fees were not an additional expense of the Fund. An affiliate of the Adviser was a minority owner of the Sub-Advisor.

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Prior to the conversion (see Note 12) for the DBi Managed Futures Strategy ETF and the DBi Hedge Strategy ETF, the Funds paid a unified management fee to the Advisor, which was calculated daily and paid monthly, at an annual rate of 0.85% of the Funds average daily net assets. Under the Investment Advisory Agreement, the Advisor agreed to pay all expenses of the Funds except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unified management fee payable to the Advisor. iM Global, in turn, compensates the Funds’ sub-adviser from the management fee it receives.

State Street Bank and Trust Company (“State Street”) serves as the Administrator, Custodian and Fund Accountant to the Funds.

Prior to the conversion (see Note 12) for the Dolan McEniry Corporate Bond Fund, the DBi Managed Futures Strategy ETF, and the DBi Hedge Strategy ETF, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or the “Administrator”) acted as the Fund’s Administrator under an Administration Agreement. The Administrator prepared various federal and state regulatory filings, reports and returns for the Fund; prepared reports and materials to be supplied to the Trustees; monitored the activities of the Fund’s custodian, transfer agent and accountants; coordinated the preparation and payment of the Fund’s expenses and reviewed the Fund’s expense accruals. Fund Services also served as the fund accountant and transfer agent to the Fund. Vigilant Compliance, LLC served as the Chief Compliance Officer to the Fund. U.S. Bank N.A., an affiliate of Fund Services, served as the Fund’s custodian.

State Street Bank and Trust Company (“State Street”) serves as the Transfer Agent for DBi Managed Futures Strategy ETF and DBi Hedge Strategy ETF. DST Asset Manager Solutions, Inc. (“DST”) serves as Transfer Agent for the other Funds. The Funds’ principal underwriter is ALPS Distributors, Inc.

DBi ETFs:

For the period from January 1, 2021, through September 17, 2021, the Predecessor Funds paid the Predecessor Funds’ investment adviser the following amounts of advisory fees pursuant to the prior advisory agreement.

Name of Fund	January 1, 2021 through September 17, 2021
iM DBi Managed Futures Strategy ETF	$266,668
iM DBi Hedge Strategy ETF	$123,206

For the period from January 1, 2021, through September 17, 2021, the Predecessor Funds paid no affiliated commissions to U.S. Bank, N.A.

Dolan McEniry Corporate Bond Fund

For the Predecessor Fund for the period from January 1, 2021, through September 17, 2021 , the following advisory fees were payable by the Predecessor Fund to and the following amounts were waived by the Predecessor Fund’s investment adviser:

Fiscal Period/Year Ended	Gross Advisory Fees Earned	Advisory Fees Waived and Fund Expenses Reimbursed
For the period January 1, 2021, through September 17, 2021 ,	$301,115	$160,734

The following table shows administrative fees paid by the Predecessor Fund for the Predecessor Fund’s For the period January 1, 2021, through September 17, 2021:

For the period January 1, 2021, through September 17, 2021 ,
Administration Expense	97,471
TA Expenses and Fees	76,113
Custody Fees	9,945

For the period January 1, 2021, through September 17, 2021, the Predecessor Fund did not pay any brokerage commissions.

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NOTES TO FINANCIAL STATEMENTS – (Continued)

For the Predecessor Fund for the period from January 1, 2021, through September 17, 2021, the following amounts were paid by the Predecessor Fund pursuant to the Rule 12b-1 Plan:

Advertising and Marketing	$0
Printing and Postage	$0
Payment to distributor	$0
Payment to dealers	$10,447
Compensation to sales personnel	$0
Other Marketing Expenses	$0

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds reimbursed the Advisor $75,000 for the year ended December 31, 2021 for the services of the CCO.

Loomis Sayles & Company, L.P. used their respective affiliated entity for purchases of the Alternative Strategies Fund’s portfolio securities for the year ended December 31, 2021. There was no commissions paid for these transactions.

During the year ended December 31, 2021, each independent Trustee, within the meaning of the 1940 Act, was compensated by the Trust in the amount of $112,000.

Certain officers and Trustees of the Trust are also officers of the Advisor.

Note 4 – Distribution Plan

Certain Funds have adopted a Plan of Distribution (the “Plan”) dated February 25, 2009, as amended, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Investor Classes of the Alternative Strategies Fund and the Dolan McEniry Corporate Bond Fund will compensate broker dealers or qualified institutions with whom each Fund has entered into a contract to distribute Fund shares (“Dealers”). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Investor Classes, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year ended December 31, 2021, the Alternative Strategies Fund’s Investor Class and the Dolan McEniry Corporate Bond Fund’s Investor Class incurred $194,342, and $14,066, respectively pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of each Fund’s outstanding shares.

The DBi Hedge Strategy ETF and DBi Managed Futures Strategy ETF issue and redeem Shares at NAV only in Creation Units. Only Authorized Participants (“APs”) may acquire Shares directly from the Funds, and only APs may tender their Shares for redemption directly to the Funds, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares will be listed for trading on NYSE Arca and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Note 5 – Shareholder Servicing Fee

The Dolan McEniry Corporate Bond Fund has adopted a shareholder servicing plan (the “Plan”) on behalf of the Investor Class. Under the Plan, the Investor Class is authorized to pay an annual shareholder servicing fee of up to 0.10% of the class’s average daily net assets. This fee is used to finance certain activities related to servicing and maintaining shareholder accounts. Payments made under the Plan may not be used to pay for any services in connection with the distribution and sale of Investor Shares.

Payments to the Advisor under the Plan may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to Investor Class shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist Investor Class shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended December 31, 2021, the Fund incurred, under the Plan, shareholder servicing fees on its Investor Shares of $5,626.

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Note 6 – Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the year ended December 31, 2021, excluding short-term investments were as follows:

Fund	U.S. Gov’t Securities Purchases	Other Purchases	U.S. Gov’t Securities Sales	Other Sales
Equity Fund	$—	$73,728,015	$—	$107,126,306
International Fund	—	327,048,007	—	347,454,745
Oldfield International Value Fund	—	17,066,498	—	3,344,806
SBH Focused Small Value Fund	—	45,269,281	—	26,038,924
Alternative Strategies Fund	502,328,699	1,490,358,590	455,843,265	1,444,702,543
High Income Alternatives Fund	33,804,601	52,232,795	28,276,650	38,839,918
Dolan McEniry Corporate Bond Fund	3,997,433	63,098,246	2,396,004	24,537,287

During the year ended December 31, 2021, there were several sales transactions made in accordance with the established procedures pursuant to Rule 17a-7 (the exemption of certain purchase or sale transactions between an investment company and certain affiliated persons thereof), arranged by Guggenheim Partners Investment Management, LLC, on behalf of the High Income Alternatives Fund. The total of such sales transactions were $920,274. Net realized gain (loss) for sales transactions was $40,434.

Note 7 – Fair Value of Financial Investments

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, U.S. Treasury inflation protected securities, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Repurchase agreements and reverse repurchase agreements are short-term investments, they are fair valued approximately at their principal amounts. Repurchase agreements and reverse repurchase agreements are categorized as Level 2 of the fair value hierarchy.

Financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service

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provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 1 or Level 2 of the fair value hierarchy.

The following tables provide the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for each Fund as of December 31, 2021. These assets and liabilities are measured on a recurring basis.

Equity Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$262,943,300	$—	$—	$262,943,300
Preferred Stock	5,091,062	—	—	5,091,062

Total Equity	268,034,362	—	—	268,034,362

Short-Term Investments
Repurchase Agreements	—	7,642,450	—	7,642,450

Total Investments in Securities	$268,034,362	$7,642,450	$—	$275,676,812

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

International Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity
Common Stocks
Argentina	$3,087,836	$—	$—	$3,087,836
Australia	9,605,783	—	—	9,605,783
Canada	7,354,403	—	—	7,354,403
China	22,121,530	—	—	22,121,530
Denmark	7,117,021	—	—	7,117,021
Finland	8,054,430	—	—	8,054,430
France	32,923,841	—	—	32,923,841
Germany	66,746,363	—	—	66,746,363
Ireland	24,103,692	—	—	24,103,692
Israel	10,985,407	—	—	10,985,407
Italy	5,576,200	—	—	5,576,200
Mexico	5,161,652	—	—	5,161,652
Netherlands	19,532,820	—	—	19,532,820
South Korea	3,475,354	—	—	3,475,354
Spain	13,681,172	—	—	13,681,172
Sweden	10,321,704	—	—	10,321,704
Switzerland	16,763,158	—	—	16,763,158
United Kingdom	39,326,956	—	—	39,326,956
United States	25,284,973	—	—	25,284,973

Total Equity	331,224,295	—	—	331,224,295

Short-Term Investments
Repurchase Agreements	—	15,240,595	—	15,240,595

Total Short-Term Investments	—	15,240,595	—	15,240,595

Total Investments in Securities	$331,224,295	$15,240,595	$—	$346,464,890

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$(17,619)	$—	$—	$(17,619)

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Oldfield International Value Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity
Common Stocks
Brazil	$1,283,325	$—	$—	$1,283,325
China	895,109	—	—	895,109
Finland	590,888	—	—	590,888
France	1,145,185	—	—	1,145,185
Germany	4,847,807	—	—	4,847,807
Italy	1,088,753	—	—	1,088,753
Japan	4,776,806	—	—	4,776,806
Netherlands	1,319,908	—	—	1,319,908
South Korea	2,387,102	—	—	2,387,102
Sweden	929,574	—	—	929,574
United Kingdom	5,536,979	—	—	5,536,979
Preferred Stock
Germany	789,825	—	—	789,825

Total Equity	25,591,261	—	—	25,591,261

Total Investments in Securities	$25,591,261	$—	$—	$25,591,261

SBH Focused Small Value Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$63,170,594	$—	$—	$63,170,594

Total Equity	63,170,594	—	—	63,170,594

Total Investments in Securities	$63,170,594	$—	$—	$63,170,594

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

158	Litman Gregory Funds Trust

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Alternative Strategies Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs		Total
Equity(a)
Common Stocks	$496,734,638	$3,638,677	$1,589,821	**	$501,963,136
Preferred Stocks	3,333,973	940,237	354,601	**	4,628,811
Limited Partnerships	—	—	2,010,761	**	2,010,761

Total Equity	500,068,611	4,578,914	3,955,183	**	508,602,708

Rights/Warrants	201,543	106	—		201,649
Fixed Income
Asset-Backed Securities	—	154,589,094	—		154,589,094
Bank Loans	—	29,721,813	2,138,468	**	31,860,281
Convertible Bonds	—	25,480,894	—		25,480,894
Corporate Bonds	—	445,838,628	—		445,838,628
Government Securities & Agency Issue	—	37,163,589	—		37,163,589
Mortgage-Backed Securities	—	223,891,511	478,092	(1)	224,369,603

Total Fixed Income	—	916,685,529	2,616,560	**	919,302,089

Short-Term Investments
Repurchase Agreements	—	114,680,160	—		114,680,160
Treasury Bills	—	34,762,002	—		34,762,002

Total Short-Term Investments	—	149,442,162	—		149,442,162

Purchased Options	249,560	—	—		249,560

Total Investments in Securities in Assets	$500,519,714	$1,070,706,711	$6,571,743	**	$1,577,798,168

Short Sales
Common Stocks	(58,772,952)	—	—		(58,772,952)
Exchange-Traded Funds	(3,635,639)	—	—		(3,635,639)

Total Short Sales	(62,408,591)	—	—		(62,408,591)

Total Investments in Securities in Liabilities	$(62,408,591)	$—	$—		$(62,408,591)

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$(166,859)	$—	$—		$(166,859)
Futures	(670,319)	—	—		(670,319)
Swaps - Credit Default	—	(2,015,380)	—		(2,015,380)
Swaps - Total Return	—	(710,825)	—		(710,825)
Written Options	(124,288)	—	—		(124,288)

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the Alternative Strategies Fund .

(1)

These securities were priced by a pricing service; however, the Advisor/Sub-Advisor used their fair value procedures based on other available inputs which more accurately reflected the current fair value of these securities.

There was $39,957 transferred from Level 2 to Level 3 in Alternative Strategies Fund. Securities were transferred from Level 2 to Level 3 due to the absence of prices or observable inputs from approved price sources.

Notes to Financial Statements	159

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NOTES TO FINANCIAL STATEMENTS – (Continued)

High Income Alternatives Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs		Total
Equity(a)
Common Stocks	$—	$1,297	$—		$1,297
Preferred Stocks	2,392,642	447,100	—		2,839,742
Closed-End Funds	441,946	—	—		441,946

Total Equity	2,834,588	448,397	—		3,282,985

Fixed Income
Asset-Backed Securities	—	16,465,314	—		16,465,314
Bank Loans	—	26,051,711	—		26,051,711
Corporate Bonds	—	32,363,155	206,930	**	32,570,085
Government Securities & Agency Issue	—	18,509,503	—		18,509,503
Mortgage-Backed Securities	—	4,315,635	—		4,315,635
Municipal Bond	—	5,409	—		5,409

Total Fixed Income	—	97,710,727	206,930	**	97,917,657

Short-Term Investments
Money Market Fund	1,137,748	—	—		1,137,748
Repurchase Agreements	—	4,760,153	—		4,760,153
Treasury Bill	—	49,998	—		49,998

Total Short-Term Investments	1,137,748	4,810,151	—		5,947,899

Purchased Options	—	27,798	—		27,798

Total Investments in Securities	$3,972,336	$102,997,073	$206,930	**	$107,176,339

Fixed Income
Unfunded Loan Commitments	—	917,881	—		917,881

Total Investments in Securities in Assets	$3,972,336	$103,914,954	$206,930	**	$108,094,220

Reverse Repurchase Agreements	—	(143,488)	—		(143,488)

Total Investments in Securities in Liabilities	$—	$(143,488)	$—		$(143,488)

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$10,826	$—	$—		$10,826
Futures	(8,389)	—	—		(8,389)
Written Options	(121,506)	—	—		(121,506)

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the High Income Alternatives Fund .

There was $215,084 transferred from Level 2 to Level 3 in High Income Alternatives Fund. Securities were transferred from Level 2 to Level 3 due to the absence of prices or observable inputs from approved price sources.

160	Litman Gregory Funds Trust

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Dolan McEniry Corporate Bond Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Fixed Income
Corporate Bonds	$—	$92,159,743	$—	$92,159,743
Government Securities & Agency Issue	—	1,566,636	—	1,566,636

Total Fixed Income	—	93,726,379	—	93,726,379

Total Investments in Securities	$—	$93,726,379	$—	$93,726,379

DBi Managed Futures Strategy ETF (Consolidated)

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Short-Term Investments
Treasury Bills	$—	$13,867,586	$—	$13,867,586

Total Short-Term Investments	—	13,867,586	—	13,867,586

Total Investments in Securities	$—	$13,867,586	$—	$13,867,586

Other Financial Instruments*
Futures	$587,312	$—	$—	$587,312

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

DBi Hedge Strategy ETF

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Short-Term Investments
Treasury Bills	$—	$5,298,843	$—	$5,298,843

Total Short-Term Investments	—	5,298,843	—	5,298,843

Total Investments in Securities	$—	$5,298,843	$—	$5,298,843

Other Financial Instruments*
Futures	$151,658	$—	$—	$151,658

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

Note 8 – Commitments and Contingencies

The Funds may make commitments pursuant to bridge loan facilities. Such commitments typically remain off balance sheet as it is more likely than not, based on good faith judgement of the Advisor, that such bridge facilities will not ever fund. As of December 31, 2021, the High Income Alternatives Fund had $200,000 outstanding bridge facility commitments.

Notes to Financial Statements	161

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 9 – Other Derivative Information

At December 31, 2021, the Funds are invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

International Fund
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$—	Unrealized loss on forward foreign currency exchange contracts	$(17,619)

Alternative Strategies Fund
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$188,521	Unrealized loss on forward foreign currency exchange contracts	$(355,380)
Interest rate		Unrealized gain on futures contracts*	158,234	Unrealized loss on futures contracts*	(828,553)
Credit		Unrealized gain on swap contracts**	4,807,023	Unrealized loss on swap contracts**	(6,822,403)
Equity		Unrealized gain on swap contracts	70,940	Unrealized loss on swap contracts	(781,765)
		Investments in securities(1)	249,560	Written options	(124,288)

	Total		$5,474,278		$(8,912,389)

*  Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

**  Includes cumulative appreciation/depreciation on centrally cleared swaps.

(1)   The Statements of Assets and Liabilities location for “Purchased Options” is “Investments in securities”.

High Income Alternatives Fund
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$35,840	Unrealized loss on forward foreign currency exchange contracts	$(25,014)
Interest rate		Unrealized gain on futures contracts*	—	Unrealized loss on futures contracts*	(8,389)
		Investments in securities(1)	27,798	Written options	—
Equity		Investments in securities(1)	—	Written options	(121,506)

	Total		$63,638		$(154,909)

*  Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(1)   The Statements of Assets and Liabilities location for “Purchased Options” is “Investments in securities”.

162	Litman Gregory Funds Trust

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NOTES TO FINANCIAL STATEMENTS – (Continued)

DBi Managed Futures Strategy ETF (Consolidated)
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Commodity		Unrealized gain on futures contracts*	$629,513	Unrealized loss on futures contracts*	$—
Currency		Unrealized gain on futures contracts*	521,453	Unrealized loss on futures contracts*	(312,981)
Interest rate		Unrealized gain on futures contracts*	17,020	Unrealized loss on futures contracts*	(337,642)
Equity		Unrealized gain on futures contracts*	102,841	Unrealized loss on futures contracts*	(32,892)

	Total		$1,270,827		$(683,515)

*  Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

DBi Hedge Strategy ETF

		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on futures contracts*	$23,234	Unrealized loss on futures contracts*	$(5,634)
Interest rate		Unrealized gain on futures contracts*	2,905	Unrealized loss on futures contracts*	(29,604)
Equity		Unrealized gain on futures contracts*	160,757	Unrealized loss on futures contracts*	—

	Total		$186,896		$(35,238)

*	Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended December 31, 2021, the effect of derivative contracts in the Funds’ Statements of Operations were as follows:

International Fund
	Statements of Operations
Risk	Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency	Forward foreign currency exchange contracts	$67,543	$(13,804)	1,324,606	(a)

(a)	Average notional values are based on the average of monthly end contract values for the year ended December 31, 2021.

Notes to Financial Statements	163

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Alternative Strategies Fund
		Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency		Forward foreign currency exchange contracts	$1,215,504	$738,351	62,835,134	(a)
Interest rate		Future contracts	143,908	(559,444)	289,978,386	(b)
Credit		Swap contracts	(6,818,138)	2,426,953	1,025,255,000	(b)(c)
Equity		Swap contracts	(7,583,473)	863,677	26,284,355	(b)(c)
		Purchased option contracts	(570,708)	228,847	3,231	(d)
		Written option contracts	462,090	(56,343)	976	(d)

	Total		$(13,150,817)	$3,642,041

(a)	Average notional values are based on the average of monthly end contract values for the year ended December 31, 2021.

(b)	Average notional values are based on the average of monthly end notional balances for the year ended December 31, 2021.

(c)	Notional amount is denoted in local currency.

(d)	Average contracts are based on the average of monthly end contracts for the year ended December 31, 2021.

High Income Alternatives Fund
		Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency		Forward foreign currency exchange contracts	$115,842	$(99,122)	1,659,063	(a)
Interest rate		Swap contracts	(95,274)	66,495	270,000	(b)(c)
		Future contracts	90,144	240	3,496,525	(b)
		Purchased option contracts	67,857	(82,350)	18,608,333	(b)
Credit		Swap contracts	46,169	(57,112)	593,333	(b)(c)
Equity		Swap contracts	84,532	(49,362)	4,410	(b)(c)
		Purchased option contracts	(73,770)	—	2	(d)
		Written option contracts	2,464,448	27,925	52	(d)

	Total		$2,699,948	$(193,286)

(a)	Average notional values are based on the average of monthly end contract values for the year ended December 31, 2021.

(b)	Average notional values are based on the average of monthly end notional balances for the year ended December 31, 2021.

(c)	Notional amount is denoted in local currency.

(d)	Average contracts are based on the average of monthly end contracts for the year ended December 31, 2021.

DBi Managed Futures Strategy ETF (Consolidated)
		Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount(a)
Commodity		Future contracts	$2,384,605	$545,605	15,044,580
Currency		Future contracts	(330,610)	(36,639)	55,771,248
Interest rate		Future contracts	1,068,004	(348,845)	53,855,187
Equity		Future contracts	489,901	(302,835)	30,063,486

	Total		$3,611,900	$(142,714)

(a)	Average notional values are based on the average of monthly end notional balances for the year ended December 31, 2021.

164	Litman Gregory Funds Trust

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NOTES TO FINANCIAL STATEMENTS – (Continued)

DBi Hedge Strategy ETF
		Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount(a)
Currency		Future contracts	$(194,337)	$116,232	3,633,485
Interest rate		Future contracts	(423,938)	(22,893)	19,201,229
Equity		Future contracts	1,948,170	(264,761)	13,306,989

	Total		$1,329,895	$(171,422)

(a)	Average notional values are based on the average of monthly end notional balances for the year ended December 31, 2021.

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

At December 31, 2021, Equity Fund, International Fund, Alternative Strategies Fund, and High Income Alternatives Fund had investments in repurchase agreements with a gross value of $7,642,450, $15,240,595, $114,680,160, and $4,760,153, respectively, which are reflected as repurchase agreements on the Statements of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

For the year ended December 31, 2021, the High Income Alternatives Fund had outstanding reverse repurchase agreement balance for 332 days. The average amount of borrowings was $1,534,635 and the average interest rate was 0.39% during the 332 day period.

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under Master Repurchase Agreements on a net basis as of December 31, 2021:

Counterparty	Reverse Repurchase Agreement	Collateral Pledged(1)	Net Amount(2)
Royal Bank of Canada	$(143,488)	$143,488	$—

(1)	Amount does not include excess collateral pledged.

(2)	Net amount represents the net amount payable due to the counterparty in the event of default.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements as of December 31, 2021
	Overnight and Continuous	Up to 30 Days	31- 90 Days	Greater than 90 Days	Total
Reverse Repurchase Agreements Corporate Bonds		$(143,488)	$—	$—	$(143,488)
Gross amount of recognized liabilities for secured borrowing transactions					$(143,488)

The following tables represent the disclosure for derivative instruments related to offsetting assets and liabilities for each of the Funds as of December 31, 2021:

International Fund
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures	Swaps	Forward Currency Contracts	Total	Futures	Swaps	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
State Street Bank and Trust Company	$—	$—	$—	$—	$—	$—	$—	$(17,619)	$—	$(17,619)	$—	$—	$(17,619)

Notes to Financial Statements	165

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Alternative Strategies Fund
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps(2)	Forward Currency Contracts	Total	Futures(1)	Swaps(2)	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
Bank of America N.A.	$—	$—	$—	$46,012	$46,012	$—	$—	$(12,561)	$—	$(12,561)	$33,451	$—	$33,451
Barclays Bank Plc	—	—	—	13,853	13,853	—	(69,834)	—	—	(69,834)	(55,981)	—	(55,981)
Citigroup Global Markets, Inc.	—	158,234	—	—	158,234	(322,702)	—	—	—	(322,702)	(164,468)	—	(164,468)
Deutsche Bank AG	—	—	—	20,051	20,051	—	—	—	—	—	20,051	—	20,051
Goldman Sachs & Co.	—	—	70,940	—	70,940	—	(3,987)	—	—	(3,987)	66,953	—	66,953
HSBC Bank USA	—	—	—	2,554	2,554	—	—	—	—	—	2,554	—	2,554
JPMorgan Chase Bank N.A.	—	—	—	—	—	(505,851)	(777,778)	(38,000)	—	(1,321,629)	(1,321,629)	1,321,629	—
Morgan Stanley & Co.	249,560	—	—	106,051	355,611	—	—	(304,819)	(124,288)	(429,107)	(73,496)	73,496	—

Total	$249,560	$158,234	$70,940	$188,521	$667,255	$(828,553)	$(851,599)	$(355,380)	$(124,288)	$(2,159,820)	$(1,492,565)	$1,395,125	$(97,440)

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(2)

Does not include the unrealized appreciation (depreciation) of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statements of Assets and Liabilities.

High Income Alternatives Fund
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps	Forward Currency Contracts	Total	Futures(1)	Swaps	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
Bank of America N.A.	$16,192	$—	$—	$—	$16,192	$—	$—	$(7,968)	$—	$(7,968)	$8,224	$—	$8,224
Barclays Bank Plc	—	—	—	—	—	—	—	(1,227)	—	(1,227)	(1,227)	—	(1,227)
Goldman Sachs & Co.	—	—	—	—	—	(8,389)	—	—	—	(8,389)	(8,389)	—	(8,389)
Goldman Sachs International	3,870	—	—	35,840	39,710	—	—	(10,361)	—	(10,361)	29,349	—	29,349
JPMorgan Chase Bank N.A.	—	—	—	—	—	—	—	(3,226)	—	(3,226)	(3,226)	—	(3,226)
Morgan Stanley & Co.	7,736	—	—	—	7,736	—	—	(2,232)	—	(2,232)	5,504	—	5,504
UBS Securities LLC	—	—	—	—	—	—	—	—	(121,506)	(121,506)	(121,506)	—	(121,506)

Total	$27,798	$—	$—	$35,840	$63,638	$(8,389)	$—	$(25,014)	$(121,506)	$(154,909)	$(91,271)	$—	$(91,271)

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

DBi Managed Futures Strategy ETF (Consolidated)
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps	Forward Currency Contracts	Total	Futures(1)	Swaps	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
Societe Generale	$—	$1,270,827	$—	$—	$1,270,827	$(683,515)	$—	$—	$—	$(683,515)	$587,312	$—	$587,312

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

DBi Hedge Strategy ETF
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps	Forward Currency Contracts	Total	Futures(1)	Swaps	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
Mizuho	$—	$186,896	$—	$—	$186,896	$(35,238)	$—	$—	$—	$(35,238)	$151,658	$—	$151,658

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

166	Litman Gregory Funds Trust

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 10 – Income Taxes and Distributions to Shareholders

As of December 31, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Equity Fund	International Fund	Oldfield International Value Fund	SBH Focused Small Value Fund
Tax cost of investments and derivatives	$171,652,282	$312,931,201	$24,171,504	$51,471,747
Gross Tax unrealized appreciation	111,957,959	38,369,949	2,978,299	13,289,806
Gross Tax unrealized depreciation	(7,933,429)	(4,836,260)	(1,558,542)	(1,590,959)

Net Tax unrealized appreciation (depreciation) on investments and derivatives	104,024,530	33,533,689	1,419,757	11,698,847
Net Tax unrealized appreciation (depreciation) on foreign currency	(5,210)	(49,691)	(1,686)	—

Net Tax unrealized appreciation (depreciation)	104,019,320	33,483,998	1,418,071	11,698,847

Undistributed Ordinary Income	240,225	54,861	59,431	—

Undistributed Long-Term Capital Gains	3,589,225	—	—	—

Capital Loss Carry Forward	—	(7,330,754)	—	—

Late Year Ordinary Loss Deferral	—	—	—	—

Post-October Capital Losses Deferral	—	—	—	(129,718)

Other Accumulated Gains	—	—	—	—

Total accumulated gain/(loss)	$107,848,770	$26,208,105	$1,477,502	$11,569,129

	Alternative Strategies Fund	High Income Alternatives Fund	Dolan McEniry Corporate Bond Fund	DBi Managed Futures Strategy ETF	DBi Hedge Strategy ETF
Tax cost of investments and derivatives	$1,475,826,255	$106,217,680	$94,073,371	$13,867,688	$5,298,871
Gross Tax unrealized appreciation	132,662,640	1,559,321	526,965	629,542	9
Gross Tax unrealized depreciation	(93,934,431)	(743,850)	(873,957)	(131)	(37)

Net Tax unrealized appreciation (depreciation) on investments and derivatives	38,728,209	815,471	(346,992)	629,411	(28)
Net Tax unrealized appreciation (depreciation) on foreign currency	(32,036)	(867)	—	—	—

Net Tax unrealized appreciation (depreciation)	38,696,173	814,604	(346,992)	629,411	(28)

Undistributed Ordinary Income	6,816,870	371,962	—	—	—

Undistributed Long-Term Capital Gains	—	—	80,695	—	—

Capital Loss Carry Forward	—	—	—	—	—

Late Year Ordinary Loss Deferral	—	—	—	—	(16,840)

Post-October Capital Losses Deferral	(2,344,080)	—	(49,668)	(766,683)	(10,837)

Straddle Loss Deferral and Reversal	(7,183,307)	—	—	—	—

Other Accumulated Losses	(10,379)	(1,643)	—	—	—

Total accumulated gain/(loss)	$35,975,277	$1,184,923	$(315,965)	$(137,272)	$(27,705)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales, premium amortization accruals, forward foreign currency exchange contracts mark to market, futures contracts mark to market, options contracts mark to market, swap contracts mark to market, passive foreign investment company adjustments, partnership basis adjustments, organizational expenses, constructive sales, and non REIT ROC basis adjustments.

For the year ended December 31, 2021, capital loss carry over used in current year was as follows:

Fund	Capital Loss Carryover Utilized
International Fund	$55,999,686
SBH Focused Small Value Fund	2,832,449
High Income Alternatives Fund	1,729,117

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NOTES TO FINANCIAL STATEMENTS – (Continued)

The capital loss carry forwards for each Fund were as follows:

International Fund
Capital Loss Carryforwards
Perpetual Short-Term	$(7,330,754)
Perpetual Long-Term	—

Total	$(7,330,754)

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2021, the following table shows the reclassifications made:

Fund	Accumulated Distributable Earnings (Deficit)	Paid In Capital
Equity Fund*	$(3,670,835)	$3,670,835
International Fund*	148,063	(148,063)
Oldfield International Value Fund*	—	—
SBH Focused Small Value Fund*	(28,833)	28,833
Alternative Strategies Fund*	(3,392,836)	3,392,836
High Income Alternatives Fund*	46,726	(46,726)
Dolan McEniry Corporate Bond Fund*	—	—
DBi Managed Futures Strategy ETF*	(721,245)	721,245
DBi Hedge Strategy ETF*	—	—

*

The permanent differences primarily relate to return of capital distributions, premium amortization, foreign currency gains/losses, paydown gains/losses, passive foreign investment company gains/losses, swaps adjustments, Subsidiary adjustments, equalization adjustments, and tax treatment of partnerships.

The tax composition of dividends (other than return of capital dividends), for the year ended December 31, 2021 and the year ended December 31, 2020 were as follows:

		2021		2020
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain
Equity Fund	$1,953,965	$36,670,924	$—	$2,151,524	$27,559,758
International Fund	12,424,454	—	—	7,295,729	—
Oldfield International Value Fund	725,262	—	—	—	—
SBH Focused Small Value Fund	1,466,176	—	—	—	—
Alternative Strategies Fund	63,630,125	29,448,872	—	49,212,525	—
High Income Alternatives Fund	5,437,135	—	—	3,267,722	92,108
Dolan McEniry Corporate Bond Fund	1,577,764	176,585	—	828,368	67,454
DBi Managed Futures Strategy ETF	1,819,004	1,817,127	2,722,219	138,612	185,242
DBi Hedge Strategy ETF	934,164	2,074,336		13,982	182

The Funds did not have any unrecognized tax benefits at December 31, 2021, nor were there any increases or decreases in unrecognized tax benefits for the year ended December 31, 2021. The Funds are subject to examination by the U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 11 – Line of Credit

The Trust has an unsecured, uncommitted $75,000,000 line of credit with the Custodian, for the Equity Fund, International Fund, Oldfield International Value Fund, SBH Focus Small Value Fund and High Income Alternatives Fund (the “Five Funds”) expiring on April 29, 2022. Before April 30, 2021, borrowing interest rate was at the higher of the overnight federal funds rate and daily one month LIBOR plus a spread of 1.00% per annum. Effective April 30, 2021, under this agreement, borrowing interest rate is equal to the sum of applicable margin of 1.00%, and appplicable rate of 0.10% plus the higher of (i) the Federal Funds Effective Rate and (ii) Overnight Bank Funding Rate. There is no annual commitment fee on the uncommitted line of credit. There was $25,000 annual administrative fee charged at the May 1, 2021 renewal. The Trust also has a secured, uncommitted $125,000,000 line of credit for the Alternative Strategies Fund with the Custodian, expiring on July 21, 2022. There is no annual commitment fee but, a non-refundable up-front fee of $50,000 paid for each yearly amendment. The line of credit is secured by a general security interest in substantially all of the Alternative Strategies Fund’s assets. Before

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July 22, 2021, borrowing interest rate was at the higher of the overnight federal funds rate and one-month LIBOR plus a spread of 1.25% per annum. Effective July 22, 2021, under this agreement, the borrowing rate is the Overnight Margin (1.25%) plus the higher of (i) the Federal Funds Effective rate and (ii) the Overnight Bank Funding Rate.

Amounts outstanding to the Five Funds under the Facility at no time shall exceed in the aggregate at any time the least of (a) $75,000,000; (b) 10% of the value of the total assets of each Fund less such Fund’s total liabilities not represented by senior securities less the value of any assets of the Fund pledged to, or otherwise segregated for the benefit of a party other than the Bank and in connection with a liability not reflected in the calculation of the Fund’s total liabilities. Amounts outstanding for the Alternative Strategies Fund at no time shall exceed in the aggregate at any time the lesser of the (a) Borrowing Base, (b) the Facility amount of $125,000,000 and (c) should not have an aggregate amount of outstanding senior securities representing indebtedness the least of (i) 33 1/3% of the Alternative Strategies Fund’s net assets and (ii) the maximum amount that the Fund would be permitted to incur pursuant to applicable law.

For the year ended December 31, 2021, the interest expense was $7,975 for Equity Fund, $4,663 for International Fund, and $11,896 for Alternative Strategies Fund. For the year ended December 31, 2021, there were no borrowings for the Oldfield International Value Fund, SBH Focused Small Value Fund, and High Income Alternatives Fund, and there was no balance outstanding at the end of the period.. The outstanding balance at December 31, 2021 for the Equity Fund, the International Fund, and the Alternative Strategies Fund was $15,000,000, $9,000,000, and $28,000,000, respectively. The average borrowing for the year ended December 31, 2021 for the Equity Fund for the period the line was drawn was $13,677,778, at an average borrowing rate of 1.1974%. The average borrowing for the year ended December 31, 2021 for the International Fund for the period the line was drawn was $6,857,143, at an average borrowing rate of 1.1982%. The average borrowing for the year ended December 31, 2021 for the Alternative Strategies Fund for the period the line was drawn was $29,272,727, at an average borrowing rate of 1.0800%. During the year ended December 31, 2021, the maximum borrowing was $15,000,000, $9,000,000, and $35,000,000 for the Equity Fund, the International Fund, and the Alternative Strategies Fund.

Note 12 – Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read a Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•

Asset-Backed Securities Risk. This is the risk that the impairment of the value of the collateral underlying a security in which the High Income Alternatives Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. The value of these securities may also fluctuate in response to the market’s perception of the value of issuers or collateral.

•

Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. There is no limit to the Alternative Strategies Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

•	Capital Structure Arbitrage Risk. The perceived mispricing identified by the sub-advisor may not disappear or may even increase, in which case losses may be realized.

•

Collateral Risk. If the Alternative Strategies Fund and High Income Alternatives Fund’s financial instruments are secured by collateral, the issuer may have difficulty liquidating the collateral and/or the Fund may have difficulty enforcing its rights under the terms of the securities if an issuer defaults. Collateral may be insufficient or the Fund’s right to the collateral may be set aside by a court. Collateral will generally consist of assets that may not be readily liquidated, including for example, equipment, inventory, work in the process of manufacture, real property and payments to become due under contracts or other receivable obligations. There is no assurance that the liquidation of those assets would satisfy an issuer’s obligations under a financial instrument. Non-affiliates and affiliates of issuers of financial instruments may provide collateral in the form of secured and unsecured guarantees and/or security interests in assets that they own, which may also be insufficient to satisfy an issuer’s obligations under a financial instrument.

•

Collateralized Loan Obligations and Collateralized Debt Obligations Risk. Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Alternative Strategies Fund and High Income Alternatives Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.

•

Commodity Risk. Exposure to the commodities markets (including financial futures markets) may subject the DBi Managed Futures Strategy ETF, through its investment in a wholly-owned subsidiary (the “Subsidiary”), which is organized under the laws of the Cayman Islands and is advised by the sub-advisor, to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies, public health crises and trade or price wars among commodity producers or buyers. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices

•

Communications Services Sector Risk. A Fund may invest a portion of its assets in the communications services sector. Media and communications companies may be significantly affected by product and service obsolescence due to technological advancement or development, competitive pressures, substantial capital requirements, fluctuating demand and changes in regulation.

•

Consumer Discretionary Sector Risk. A Fund may invest a portion of its assets in the consumer discretionary sector. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

•

Consumer Staples Sector Risk. Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the consumer staples sector, which includes, for example, the food and staples retailing industry, the food, beverage and tobacco industry and the household and personal products industry. This sector can be significantly affected by, among other factors, the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigations. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

•

Convertible Arbitrage Risk. Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. A Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.

•

Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•

Country/Regional Risk. World events – such as political upheaval, financial troubles, or natural disasters – may adversely affect the value of securities issued by companies in foreign countries or regions. Because each of the International Fund and Oldfield International Value Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. This risk is heightened in emerging markets.

•

Currency Risk. This is the risk that investing in foreign currencies may expose the Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency. The Alternative Strategies Fund may invest in foreign currencies for investment and hedging purposes. All of the Funds may invest in foreign currencies for hedging purposes.

•

Cybersecurity Risk. Information and technology systems relied upon by the Funds, the Advisor, the sub-advisors, the Funds’ service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which a Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage

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NOTES TO FINANCIAL STATEMENTS – (Continued)

errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Advisor has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, the Advisor, the sub- advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Funds, the Advisor, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

•

Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

•

Options Risk. This is the risk that an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves and may be subject to a complete loss of the amounts paid as premiums to purchase the options.

•

Futures Contracts Risk. This is the risk that an investment in futures contracts may be subject to losses that exceed the amount of the premiums paid and may subject the Fund’s net asset value to greater volatility.

•

P-Notes Risk. This is the risk that the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities as well as additional risks, such as counterparty risk.

•

Swaps Risk. Risks inherent in the use of swaps include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

•

Emerging Markets Risk. A Fund may invest a portion of its assets in emerging market countries. Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Such risks could include those related to government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

•

Equity Hedge Strategy Risk. The DBi Hedge Strategy ETF uses various investment strategies that seek to identify the main drivers of performance of a diversified portfolio of the largest long/short equity hedge funds. These investment strategies involve the use of complex derivatives techniques, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject the Fund to greater volatility and loss than investing in individual equity securities. There can be no assurance that utilizing a certain approach or model will achieve a particular level of return or reduce volatility and loss.

•

Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•	ETF Risk. The DBi Managed Futures Strategy ETF and the DBi Hedge Strategy ETF are each an ETF, and, as a result of an ETF’s structure, each is exposed to the following risks:

•

Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund (“Shares”) may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

•

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

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NOTES TO FINANCIAL STATEMENTS – (Continued)

•

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•

Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

•

European Investment Risk. Each of the International Fund and Oldfield International Value Fund may invest a significant portion of its assets in issuers based in Western Europe and the United Kingdom (“UK”). The economies of countries in Europe are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Efforts by the member countries of the European Union (“EU”) to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the potential investment benefits of diversification within the region. However, the substance of these policies may not address the needs of all European economies. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits and unemployment. Markets have also been affected by the withdrawal of the UK from the EU (an event commonly known as “Brexit”). On January 31, 2020, the UK officially withdrew from the EU and entered into a transition period until December 31, 2020, during which the UK effectively remained in the EU from an economic perspective. The impact of Brexit on the UK, the EU and the broader global economy may be significant. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity and potentially lower economic growth on markets in the UK, Europe and globally, which could potentially have an adverse effect on the value of a Fund’s investments.

•

Event-Driven Risk. Event-driven strategies seek to profit from the market inefficiencies surrounding market events, such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations. Event-driven investing involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it. Event-driven opportunities involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate events are often legal or regulatory rather than economic. In addition, certain of the securities issued in the context of major corporate events include complex call, put and other features, and it is difficult to precisely evaluate the terms and embedded option characteristics of these securities. A Fund may take both long and short positions in a wide range of securities, derivatives and other instruments in implementing its event-driven strategies.

•

Financial Sector Risk. A Fund may invest a portion of its assets in the financial services sector and, therefore, the performance of the Fund could be negatively impacted by events affecting this sector, including changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt and the availability and cost of capital.

•

Fixed Income Securities Risk. Interest rates may go up resulting in a decrease in value of the securities held by a Fund. Fixed income securities held by a Fund are also subject to interest rate risk, credit risk, call risk and liquidity risk, which are more fully described below.

•

Credit Risk. Credit risk is the risk that an issuer will not make timely payments of principal and interest. A credit rating assigned to a particular debt security is essentially an opinion as to the credit quality of an issuer and may prove to be inaccurate. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.

•

Interest Rate Risk. Interest rates may go up resulting in a decrease in the value of the securities held by a Fund. Interest rates have been historically low, so a Fund faces a heightened risk that interest rates may rise. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.

•	Call Risk. During periods of declining interest rates, a bond issuer may “call” or repay its high yielding bonds before their maturity dates.

•

Liquidity Risk. Certain securities may be difficult or impossible to sell at the time and the price that a Fund would like. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in closing out positions in these securities at prevailing market prices.

•

Foreign Investment and Emerging Markets Risks. This is the risk that an investment in foreign (non-U.S.) securities may cause the Funds to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors

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such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets. These risks are greater in emerging markets. There is no limit to the Alternative Strategies Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities; however, some Funds may invest a portion of their assets in stocks of companies based outside of the United States.

•

Forward Contracts Risk. Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties in an amount and at a price set at the time of the contract. At the maturity of a forward contract, a fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund may invest in non-deliverable forwards, which are cash-settled, short-term forward contracts on foreign currencies that are non-convertible and that may be thinly traded or illiquid. The use of forward contracts involves various risks, including the risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.

•

General Market Risk; Recent Market Events. The value of a Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for a Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of a Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

•

Healthcare Sector Risk. A Fund may invest a portion of its assets in the healthcare sector. The profitability of companies in the healthcare sector may be adversely affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

•

Industrial Sector Risk. A Fund may invest a portion of its assets in the industrial sector. Companies in the industrial sector could be affected by, among other things, government regulation, world events and global economic conditions, insurance costs, and labor relations issues.

•

Investment Selection Risk. The specific investments held in the Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

•

Investment in Investment Companies Risk. This is the risk that investing in other investment companies, including ETFs, CEFs, BDCs, unit investment trusts and open-end funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the High Income Alternatives Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF’s shares. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. Shares of CEFs also frequently trade at a discount to their net asset value for those and other reasons.

•

Investments in Loan Risk. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The High Income Alternatives Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of the collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participations. Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. In addition, many banks have been weakened by the recent financial crisis, and it may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition.

Notes to Financial Statements	173

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NOTES TO FINANCIAL STATEMENTS – (Continued)

•

Japanese Investment Risk. Japan may be subject to political, economic, nuclear and labor risks, among others. Any of these risks, individually or in the aggregate, can impact an investment made in Japan. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since 2000, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, overleveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, large government deficits, heavy dependence on international trade and oil and other commodity imports, an aging workforce and significant population decline, sometimes unpredictable national politics, political tensions with China, and natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis. Any of these concerns could negatively affect the value of Japanese investments.

•

Large Shareholder Purchase and Redemption Risk. This is the risk that a Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

•

Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Alternative Strategies Fund’s portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing. Under normal circumstances, the Alternative Strategies Fund may borrow amounts up to one third of the value of its total assets except that it may exceed this limit to satisfy redemption requests or for other temporary purposes.

•

LIBOR Risk. LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund’s derivative investments may also reference LIBOR. In addition, issuers of instruments in which a Fund invests may obtain financing at floating rates based on LIBOR, and a Fund may use leverage or borrowings based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR.

•

Long Short Risk. The DBi Hedge Strategy ETF seeks long exposure to certain factors and short exposure to certain other factors. The Fund may or may not take long or short positions in correlated asset classes. The Fund could lose money if either or both of the Fund’s long and short positions produce negative returns. The sub-advisor’s proprietary, quantitative model, the Dynamic Beta Engine, may or may not identify long and short positions in correlated asset classes. There is no guarantee that the returns of the Fund’s long and short positions will produce positive returns.

•

Managed Futures Strategy Risk. In seeking to achieve its investment objective, the DBi Managed Futures Strategy ETF will utilize various investment strategies that involve the use of complex investment techniques, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject the Fund to greater volatility and loss. There can be no assurance that utilizing a certain approach or model will achieve a particular level of return or reduce volatility and loss.

•

Materials Sector Risk. A Fund may invest a portion of its assets in the materials sector. Many companies in this sector are significantly affected by the level and volatility of commodity prices, the exchange value of the U.S. dollar, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Alternative Strategies Fund invests may be renegotiated or terminated.

•

Mid-Sized Companies Risk. Securities of companies with mid-sized market capitalizations are generally more volatile and less liquid than the securities of large-capitalization companies. Mid-sized companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management. Mid-sized companies may have relatively short operating histories or may be newer public companies. Some of these companies have more aggressive capital structures, including higher debt levels, than large-cap companies, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

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NOTES TO FINANCIAL STATEMENTS – (Continued)

•

Models and Data Risk. The Alternative Strategies Fund uses proprietary systematic and quantitative models as part of its investment strategies. These models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses for the Fund. Models may be predictive in nature and such models may result in an incorrect assessment of future events. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for the Fund.

•

Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•

Multi-Style Management Risk. Because portions of a Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

•

Municipal Securities Risk. Municipal securities can be significantly affected by litigation, political or economic events, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Municipal securities backed by current or anticipated revenues from specific projects or assets can be negatively affected by the inability of the issuer to collect revenues for the projects or from the assets.

•

Non-Diversified Fund Risk. Because each of the DBi Managed Futures Strategy ETF and the DBi Hedge Strategy ETF is “non-diversified,” each may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause a Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

•

Portfolio Turnover Risk. This is the risk that a Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of a Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to a Fund’s shareholders as compared to shares in investment companies that hold investments for a longer period.

•

Prepayment and Extension Risk. In times of declining interest rates, a Fund’s higher yielding securities will be prepaid, and the Fund will have to replace them with securities having a lower yield. Rising interest rates could extend the life of securities with lower payment rates. This is known as extension risk and may increase a Fund’s sensitivity to rising rates and its potential for price declines.

•

Public Health Emergency Risk. This is the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. Containment efforts and related restrictive actions by governments and businesses have significantly diminished and disrupted global economic activity across many industries. Less developed countries and their health systems may be more vulnerable to these impacts. The ultimate impact of COVID-19 or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in a Fund could be significant and prolonged.

•

Sector Weightings Risk. To the extent that a Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, a Fund may face more risks than if it were diversified broadly over numerous sectors.

•

Short Position Risk. A Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument. A Fund’s losses are potentially unlimited in a short position transaction.

•

Short Sale Risk. This is the risk that the value of a security the Alternative Strategies Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Alternative Strategies Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Alternative Strategies Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

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NOTES TO FINANCIAL STATEMENTS – (Continued)

•

Smaller Companies Risk. A Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•

Special Situations Risk. Investments in special situations (undervalued equities, merger arbitrage situations, distressed companies, etc.) may involve greater risks when compared to other investments a Fund may make due to a variety of factors. For example, mergers, acquisitions, reorganizations, liquidations or recapitalizations may fail or not be completed on the terms originally contemplated, and expected developments may not occur in a timely manner, if at all.

•

Subsidiary Risk. By investing in the Subsidiary, the DBi Managed Futures Strategy ETF is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund.

•

Tax Risk. The federal income tax treatment of the DBi Managed Futures Strategy ETF’s income from the Subsidiary may be negatively affected by future legislation, Treasury Regulations (proposed or final), and/or other Internal Revenue Service (“IRS”) guidance or authorities that could affect the character, timing of recognition, and/or amount of the Fund’s investment company taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed the source of income test for any taxable year but was eligible to and did cure the failure, it could incur potentially significant additional federal income tax expenses. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax at the fund-level on its taxable income at the regular corporate tax rate (without reduction for distributions to shareholders), with the consequence that its income available for distribution to shareholders would be reduced and distributions from its current or accumulated earnings and profits would generally be taxable to its shareholders as dividend income.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information (“SAI”) and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

•

TBAs and Dollar Rolls Risk. TBA (“to-be-announced”) and dollar roll transactions present special risks to the Alternative Strategies Fund. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. TBAs and other forward settling securities involve leverage because they can provide investment exposure in an amount exceeding the fund’s initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. While dollar roll transactions involve the simultaneous purchase and sale of substantially similar TBA securities with different settlement dates, these transactions do not require the purchase and sale of identical securities so the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer.

•

Technology Investment Risk. A Fund may invest a portion of its assets in the technology sector, which is a very volatile segment of the market. The nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete. In addition, many technology companies are younger, smaller and unseasoned companies which may not have established products, an experienced management team, or earnings history.

•

Unfavorable Tax Treatment Risk. This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

•

U.S. Government and U.S. Agency Obligations Risk. Securities issued by U.S. Government agencies and instrumentalities have different levels of U.S. Government credit support. Some are backed by the full faith and credit of the U.S. Government, while others are supported by only the discretionary authority of the U.S. Government or only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated to do so by law. Guarantees of timely prepayment of principal and interest do not assure that the market prices and yields of the securities are guaranteed nor do they guarantee the NAV or performance of a Fund, which will vary with changes in interest rates, the sub-advisor’s performance and other market conditions.

176	Litman Gregory Funds Trust

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NOTES TO FINANCIAL STATEMENTS – (Continued)

•

Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the manager, undervalued. The value of a security believed by a manager to be undervalued may never reach what is believed to be its full (intrinsic) value, or such security’s value may decrease.

Note 13 – Fund Reorganizations

As of the close of business on October 15, 2020, pursuant to Agreements and Plans of Reorganization previously approved by the Funds’ Board of Trustees, all of the assets, subject to the liabilities, of the Smaller Companies Fund were transferred to the SBH Focused Small Value Fund. The Board determined that the reorganizations were in the best interest of the Smaller Companies Fund’s shareholders, and did not dilute the interests of existing shareholders. Shareholders of the Smaller Companies Fund received 1.9834 Institutional Class shares of the SBH Focused Small Value Fund, which is equivalent in net asset value to the value of their shares of the Smaller Companies Fund. The reorganizations qualified as a tax-free reorganization to the Funds’ shareholders. For financial reporting purposes, the acquiring fund is deemed to be the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of the acquired fund. The assets received and shares issued by the SBH Focused Small Value Fund were recorded at fair value; however, the cost basis of the investments received from the Smaller Companies Fund were carried forward to align ongoing reporting of the SBH Focused Small Value Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Information with respect to the net assets and other relevant operating data for the acquired fund on the merger date are included below:

Acquired Fund	Smaller Companies Fund
Net Assets	$18,571,890
Shares Outstanding	880,852
Net Asset Value	$21.08
Investments at fair value	$11,827,926
Unrealized appreciation/(depreciation)	$639,154
Undistributed net investment income (loss)	$0
Accumulated net realized gain (loss)	$(3,276,315)
Tax capital loss carryforward	$(2,952,410)

Acquiring Fund	SBH Focused Small Value Fund
Net Assets immediately prior to merger	$11,292,432
Net Assets immediately after merger	$29,864,322
Fund Shares issued in exchange for acquired Fund	1,747,071
Exchange rate for shares issued	1.9834

Assuming the acquisitions had been completed on January 1, 2020, the beginning of the annual reporting period of the Funds, the SBH Focused Small Value Fund’s pro forma results of operations for the period ended December 31, 2020, are as follows:

Acquiring Fund	SBH Focused Small Value Fund
Net investment income	$2,965
Net realized and unrealized gain on investments	2,482,589

Total increase from operations	2,485,554

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Smaller Companies Fund that have been included in the SBH Focused Small Value Fund’s Statement of Operations since October 15, 2020.

As of the close of business on September 17, 2021, pursuant to an Agreement and Plan of Reorganization (the “Reorganization”): (i) the iMGP Dolan McEniry Corporate Bond Fund (the “Dolan McEniry Corporate Bond Fund”) acquired all of the assets and assumed the liabilities of the iM Dolan McEniry Corporate Bond Fund (the “Predecessor Corporate Bond Fund”), a series of Manager Directed Portfolios (the

Notes to Financial Statements	177

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

“Target Trust”); (ii) the iMGP DBi Managed Futures Strategy ETF (the “DBi Managed Futures Strategy ETF”) acquired all of the assets and assumed the liabilities of the iM DBi Managed Futures Strategy ETF (the “Predecessor Managed Futures Strategy ETF”), a series of the Target Trust; and (iii) the iMGP DBi Hedge Strategy ETF (the “DBi Hedge Strategy ETF” and, together with the Dolan McEniry Corporate Bond Fund, the DBi Managed Futures Strategy ETF, the “Acquiring Funds”) acquired all of the assets and assumed the liabilities of the iM DBi Hedge Strategy ETF (the “Predecessor Hedge Strategy ETF” and, together with the Predecessor Corporate Bond Fund and the Predecessor Managed Futures Strategy ETF, the “Predecessor Funds”).

The shareholders of each Predecessor Fund received shares of the corresponding Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of its shares in the Predecessor Fund immediately prior to the Reorganization at the following conversion ratios:

Predecessor Corporate Bond Fund Shares Prior to Reorganization	Conversion Ratio	New Shares Issued by the Dolan McEniry Corporate Bond Fund
Institutional Shares 8,933,022	1	Institutional Shares 8,933,022
Advisor Shares 527,061	1	Investor Shares 527,061

Predecessor Managed Futures Strategy ETF Shares Prior to Reorganization	Conversion Ratio	New Shares Issued by the DBi Managed Futures Strategy ETF
2,100,000	1	2,100,000

Predecessor Hedge Strategy ETF Shares Prior to Reorganization	Conversion Ratio	New Shares Issued by the DBi Hedge Strategy ETF
625,000	1	625,000

The Reorganization was treated as a tax-free exchange for federal income tax purposes and accordingly, the basis of the assets of the each Acquiring Fund reflected the historical basis of the assets of the corresponding Predecessor Fund as of the date of the Reorganization.

The net assets and composition of net assets of each Acquiring Fund and the corresponding Predecessor Fund on September 17, 2021, were as follows:

Dolan McEniry Corporate Bond Fund:

	Acquiring Fund	Predecessor Fund	Combined Funds
Paid-in Capital	$—	$100,817,312	$100,817,312
Accumulated Net Investment Income	—	10,703	10,703
Accumulated Net Realized Gain	—	545,090	545,090
Net Unrealized Appreciation	—	1,146,070	1,146,070
Net Assets	—	102,519,175	102,519,175
Cost of Investments	—	101,347,050	101,347,050

DBi Managed Futures Strategy ETF:

	Acquiring Fund	Predecessor Fund	Combined Funds
Paid-in Capital	$—	$55,044,030	$55,044,030
Accumulated Net Investment Loss	—	(458,885)	(458,885)
Accumulated Net Realized Gain	—	3,046,110	3,046,110
Net Unrealized Appreciation	—	826,671	826,671
Net Assets	—	58,457,926	58,457,926
Cost of Investments	—	43,235,129	43,235,129

DBi Hedge Strategy ETF:

	Acquiring Fund	Predecessor Fund	Combined Funds
Paid-in Capital	$—	$17,290,918	$17,290,918
Accumulated Net Investment Loss	—	(208,709)	(208,709)
Accumulated Net Realized Gain	—	3,207,040	3,207,040
Net Unrealized Depreciation	—	(132,560)	(132,560)
Net Assets	—	20,156,689	20,156,689
Cost of Investments	—	16,542,307	16,542,307

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NOTES TO FINANCIAL STATEMENTS – (Continued)

Each Predecessor Fund and the corresponding Acquiring Fund had identical investment objectives and substantially similar principal investment strategies and principal risks. For financial reporting purposes, each Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the corresponding Acquiring Fund’s financial statements and financial highlights. For the year ended December 31, 2020, and prior periods, the audit of those financial statements were performed by auditors different from the auditors of this report.

Notes to Financial Statements	179

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Litman Gregory Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, purchased options, securities sold short, forward foreign currency exchange contracts, futures contracts, swaps, and written options of Litman Gregory Funds Trust comprising the funds listed below (the “Funds”) as of December 31, 2021, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
iMGP Equity Fund (formerly known as PartnerSelect Equity Fund), iMGP International Fund (formerly known as PartnerSelect International Fund), and iMGP Alternative Strategies Fund (formerly known as PartnerSelect Alternative Strategies Fund)	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020	For the years ended December 31, 2021, 2020, 2019, 2018, and 2017
iMGP High Income Alternatives Fund (formerly known as PartnerSelect High Income Alternatives Fund)	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020	For the years ended December 31, 2021, 2020, 2019 and for the period from September 28, 2018 (commencement of operations) through December 31, 2018
iMGP SBH Focused Small Value Fund (formerly known as PartnerSelect SBH Focused Small Value Fund)	For the year ended December 31, 2021	For year ended December 31, 2021 and for the period from July 31, 2020 (commencement of operations) through December 31, 2020	For year ended December 31, 2021 and for the period from July 31, 2020 (commencement of operations) through December 31, 2020
iMGP Oldfield International Value Fund (formerly known as PartnerSelect Oldfield International Value Fund)	For the year ended December 31, 2021	For year ended December 31, 2021 and for the period from November 30, 2020 (commencement of operations) through December 31, 2020	For year ended December 31, 2021 and for the period from November 30, 2020 (commencement of operations) through December 31, 2020
iMGP Dolan McEniry Corporate Bond Fund (formerly known as iM Dolan McEniry Corporate Bond Fund), iMGP DBi Managed Futures Strategy ETF (formerly known as iM DBi Managed Futures Strategy ETF)*, and iMGP DBi Hedge Strategy ETF (formerly known as iM DBi Hedge Strategy ETF)	For the year ended December 31, 2021

*	The financial statements referred to above are Consolidated Financial Statements

The iMGP Dolan McEniry Corporate Bond Fund, iMGP DBi Managed Futures Strategy ETF, and iMGP DBi Hedge Strategy ETF financial statements and financial highlights for the periods ended December 31, 2020, and prior, were audited by other auditors whose report dated February 25, 2021, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, transfer agents, issuers, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2012.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 1, 2022

180	Litman Gregory Funds Trust

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OTHER INFORMATION – (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Portfolio Holdings Information

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. You can find the filings on the Securities and Exchange Commission’s website at http://www.sec.gov. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.imgpfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

Review of Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the Trust’s Liquidity Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on June 1, 2021, the Trustees received a report from the Trust’s Chief Liquidity Officer, who serves as chair of the Trust’s Liquidity Committee, addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Liquidity Committee determined, and the Chief Liquidity Officer reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented in August 2018. The Chief Liquidity Officer reported that, during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Chief Liquidity Officer further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Trust’s prospectuses for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

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Board Consideration of Investment Sub-Advisory Agreement for the International Fund

At a meeting held on September 2, 2021 (the “Meeting”), the Board of Trustees of the Trust (the “Board”), including the trustees of the Trust who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved a new investment sub-advisory agreement (the “Polen Capital Agreement” or “Sub-Advisory Agreement”) by and between iM Global Partner Fund Management, LLC (formerly, Litman Gregory Fund Advisors, LLC) (the “Advisor”) and Polen Capital Management, LLC (“Polen Capital”) pursuant to which Polen Capital will serve as one of the sub-advisors to the iMGP International Fund (formerly, the PartnerSelect International Fund) (the “Fund”) and manage a portion of the Fund’s assets.

At the Meeting, the Board, including the Independent Trustees, unanimously approved the hiring of Polen Capital as one of the sub-advisors to the Fund and the Polen Capital Agreement. In determining whether to approve the Polen Capital Agreement, the Board and the Independent Trustees considered the materials prepared by the Advisor and received in advance of and at the Meeting and other information, which included, without limitation: (i) confirmation that the standard form of the sub-advisory agreement used by the Fund would be used in substantially that form for the Polen Capital Agreement; (ii) information regarding the process the Advisor undertook in recommending Polen Capital for Board approval; (iii) information regarding the nature, extent and quality of the services that Polen Capital is expected to provide to the Fund; (iv) information regarding Polen Capital’s reputation, investment management business, personnel, and operations; (v) information regarding Polen Capital’s brokerage and trading policies and practices; (vi) information regarding the level of sub-advisory fees to be charged by Polen Capital; (vii) information regarding Polen Capital’s compliance program; (viii) information regarding Polen Capital’s historical performance returns managing separately managed and wrap accounts on a discretionary basis and registered investment companies with an investment mandate similar to that of the Fund as well as performance information of relevant indexes; and (ix) information regarding Polen Capital’s financial condition. The Board also considered the substance of its discussions with representatives of the Advisor at the Meeting. In particular, the Board and the Independent Trustees focused on the following:

The Nature, Extent and Quality of Services Expected to be Provided

The Board reviewed the services expected to be provided to the Fund by Polen Capital. The Board considered Polen Capital’s investment experience, philosophy and process and noted that Polen Capital employs an intensive fundamental research process to identify companies that it believes have certain attractive characteristics, which Polen Capital believes typically reflect an underlying competitive advantage. The Board noted that those characteristics include: (i) consistent and sustainable high return on capital, (ii) strong earnings growth and free cash flow generation, (iii) strong balance sheets and (iv) competent and shareholder-oriented management teams. The Board further noted that Polen Capital invests in companies that it believes have a sustainable competitive advantage within an industry. The Board also considered the extensive due diligence process undertaken by the Advisor and the Advisor’s favorable assessment of the nature and quality of the investment sub-advisory services expected to be provided to the Fund by Polen Capital.

In light of the foregoing, the Board, including the Independent Trustees, concluded that the services expected to be provided by Polen Capital would be satisfactory and would have the potential to benefit the Fund.

Investment Performance of Polen Capital

The Board considered Polen Capital’s performance record among its various strategies, including its U.S. focus strategy, global growth strategy and international growth strategy. The Advisor’s conviction in Polen Capital’s international strategy was noted, as well as the factors that the Advisor considered in connection with its recommendation to approve Polen Capital as a sub-advisor to the Fund.

Based on such review, the Board, including the Independent Trustees, concluded that Polen Capital’s historical performance, when viewed with other factors considered by the Board, supported a decision to approve the Sub-Advisory Agreement.

Cost of the Services to be Provided and Profits to be Realized from the Relationship with the Fund

The Board considered the proposed sub-advisory fee payable to Polen Capital under the Sub-Advisory Agreement, noting that such fee would be paid by the Advisor, and not the Fund, and, thus, would not impact the fees to be paid by the Fund. The Board considered that the proposed sub-advisory fee to be paid to Polen Capital by the Advisor under the Sub-Advisory Agreement had been negotiated at arm’s-length, is competitive with other sub-advisors to the Fund, and fairly reflects the services provided by the Advisor and Polen Capital, respectively. Given the arm’s-length nature of the arrangement, the Board concluded that the proposed sub-advisory fee payable to Polen Capital by the Advisor under the Sub-Advisory Agreement is reasonable and appropriate. The Board noted that a detailed analysis of profitability in general was more appropriate in the context of the Board’s consideration of the advisory agreement with the Advisor. Accordingly, considerations of profitability with respect to approval of the Sub-Advisory Agreement were not relevant to the Board’s determination to approve Polen Capital’s Sub-Advisory Agreement.

It was noted that a Trustee has served as a member of Polen Capital’s Advisory Committee since 2018. It was also noted that, while iM Square Holding 1 LLC, an affiliate of the Advisor, has a 20% ownership interest in Polen Capital, the Advisor had identified Polen Capital as a potential sub-advisor several years prior to the acquisition of Litman Gregory Wealth Management, LLC (formerly, Litman Gregory Asset Management, LLC), the parent of the Advisor, by iM Global Partner US, LLC (“iM Global”). The Board and Trust counsel noted the due

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diligence process employed by the Advisor in connection with its recommendation to hire Polen Capital as a sub-advisor to the Fund and to simultaneously terminate Evermore Global Advisors, LLC and Pictet Asset Management, Ltd. as sub-advisors to the Fund. It was noted that the Advisor engaged in a robust due diligence and selection process, consistent with the process it has historically employed in analyzing and recommending sub-advisors to the Board and that, as the Fund has generally lacked a growth-oriented manager, it was the Advisor’s stated intention to recommend changes to the Fund’s sub-advisors once the Advisor had identified a sub-advisor in which it had conviction.

The Board reviewed the non-controlling nature and structure of iM Global’s investment in Polen Capital, and noted that iM Global’s minority interest in Polen Capital did not constitute “control” over Polen Capital. The Board discussed iM Global’s strong partnerships with investment advisors, such as Polen Capital, that could enable the Trust to bring the best capabilities of iM Global’s affiliates to the Fund and the other funds in the Trust. The Board noted that iM Global’s relationship with its affiliates would also allow the funds, including the Fund, to have greater insight into the affiliate’s compliance and business platform than is generally possible with third-party sub-advisors, aiding the ongoing monitoring of sub-advisors.

Based on such review, the Board, including the Independent Trustees, concluded that the proposed sub-advisory fee payable to Polen Capital would be reasonable in relation to the services expected to be provided to the Fund.

The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board recognized that this consideration is less relevant with respect to the proposed sub-advisory fee because the Advisor will pay Polen Capital out of its advisory fees received from the Fund and noted that the Board considered economies of scale for the Fund in connection with the annual renewal of the Advisor’s advisory agreement with the Fund.

Fall-Out Benefits

The Board considered that there may be financial benefits that Polen Capital derives from its relationship with the Advisor and the Fund, including soft dollar commission benefits generated through Fund portfolio transactions. The Board did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed sub-advisory fee to Polen Capital.

Conclusion

The Independent Trustees did not identify any single factor discussed previously as all-important or controlling. The Board, including a majority of Independent Trustees, concluded that the terms of the Sub-Advisory Agreement were fair and reasonable, that the fees are reasonable in light of the services expected to be provided to the Fund and that the Sub-Advisory Agreement should be approved. Based on its discussion and such other matters as were deemed relevant, the Board, including the Independent Trustees, concluded that the Sub-Advisory Agreement was in the best interest of the Fund and its shareholders and does not involve a conflict of interest from which the Advisor or an affiliated sub-advisor derives an inappropriate advantage.

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Board Consideration of and Approval of Investment Advisory Agreements for the Dolan McEniry Corporate Bond Fund, DBi Managed Futures Strategy ETF and DBi Hedge Strategy ETF

At a meeting held on September 2, 2021 (the “Meeting”), the Board of Trustees of the Trust (the “Board”), including the trustees of the Trust who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), considered and unanimously approved for an initial term through December 31, 2022 (i) the Amendment to the Unified Investment Advisory Agreement (the “Investment Advisory Agreement”) between the Trust and iM Global Partner Fund Management, LLC (formerly, Litman Gregory Fund Advisors, LLC) (the “Advisor”) with respect to the iMGP Dolan McEniry Corporate Bond Fund (formerly, the iM Dolan McEniry Corporate Bond Fund) (the “Dolan McEniry Corporate Bond Fund”), the iMGP DBi Managed Futures Strategy ETF (formerly, the iM DBi Managed Futures Strategy ETF) (the “DBi Managed Futures Strategy ETF”) and the iMGP DBi Hedge Strategy ETF (formerly, the iM DBi Hedge Strategy ETF) (the “DBI Hedge Strategy ETF” and, together with the Dolan McEniry Corporate Bond Fund and the DBi Managed Futures Strategy ETF, the “New Funds”), (ii) the investment sub-advisory agreement (the “Dolan McEniry Investment Sub-Advisory Agreement”) between the Advisor and Dolan McEniry Capital Management, LLC (“Dolan McEniry”) with respect to the Dolan McEniry Corporate Bond Fund, (iii) the investment sub-advisory agreements (the “DBi Investment Sub-Advisory Agreements”) between Dynamic Beta investments, LLC (“DBi”) with respect to the DBi Managed Futures Strategy ETF and the DBi Hedge Strategy ETF (together, the “DBi ETFs”), and (iv) the Subsidiary Agreement between DBi and the DBi Managed Futures Strategy ETF (the “Subsidiary Agreement” and, together with the Investment Advisory Agreement, the Dolan McEniry Investment Sub-Advisory Agreement and the DBI Investment Sub-Advisory Agreements, the “Advisory Agreements”).

It was noted that, at the Board’s June 1, 2021 meeting, the Board had approved the filing by the Advisor of an amendment to the Trust’s registration statement on Form N-1A to register the New Funds and a registration statement on Form N-14 to allow the reorganization of three iM Global branded funds into the New Funds, as well as to approve certain related operational and organizational matters. The Board reviewed the investment objective, investment strategy and sub-advisor of each of the iM Global branded funds, the iM Dolan McEniry Corporate Bond Fund, iM DBi Managed Futures Strategy ETF and iM DBi Hedge Strategy ETF, each a series of Manager Directed Portfolios (each, a “Target Fund” and collectively, the “Target Funds”). It was noted that, if the reorganizations were approved by the Target Funds’ shareholders at a special meeting of the Target Funds’ shareholders scheduled to be held on September 15, 2021, each New Fund would be managed in the same manner as its corresponding Target Fund and, accordingly, each New Fund would have investment objectives, strategies, policies, and principal risks substantially similar to the Target Funds. It was further noted that, if the reorganizations were approved, each New Fund would assume the performance history of its corresponding Target Fund and each New Fund would have the same sub-advisor and portfolio managers as those currently providing services to the corresponding Target Fund. Following the reorganizations, the Advisor would serve as the investment advisor to the New Funds, Dolan McEniry would serve as Sub-Advisor to the Dolan McEniry Corporate Bond Fund and DBi would serve as Sub-Advisor to the DBi ETFs.

The Board first noted that it had received various materials in connection with the approval of the Advisory Agreements, including a summary of each Sub-Advisor’s experience, assets under management, investment process and strategy, performance history, comparative fee information, manager compensation, and compliance program and other information, forms of the Investment Sub-Advisory Agreements and Subsidiary Agreement, and each Sub-Advisor’s Code of Ethics and Form ADV Part 2.

The Board noted that the nature and extent of services to be provided by the Advisor to the New Funds are substantially similar to the services provided by the Advisor to the existing Funds, with the additional services previously noted to the Board that relate exclusively to the operation of exchange-traded funds (“ETFs”). The Board also noted the high level of Sub-Advisor due diligence the Advisor has been undertaking both for the existing Funds and the New Funds and the high quality of non-advisory management services the Advisor provides for the existing Funds. The Board considered the investment results the proposed Sub-Advisors have achieved for the Target Funds and similarly managed strategies and the investment results the Advisor has achieved for the existing Funds. The Board then reviewed the advisory fee rates for the New Funds, including the unitary fee structure for the DBi ETFs. It was also noted that the Advisor has agreed to operating expense limitations for the New Funds. The Board then reviewed the proposed expenses of the New Funds and discussed the difference between the traditional fee structure for open-end funds and the unitary fee structure that is utilized by the majority of ETFs and that would be in place for the DBi ETFs.

Based on the foregoing, as well as the review of such other information the Trustees deemed appropriate for consideration, the Trustees, including the Independent Trustees, concluded that the Advisory Agreements are fair and reasonable to the New Funds and their shareholders, that the New Funds’ shareholders are expected to receive reasonable value in return for the advisory fees and other amounts to be paid to the Advisor and that the approval of the Advisory Agreements would be in the best interests of the New Funds and their shareholders.

The Independent Trustees recalled their executive session with Trust counsel as their independent legal counsel and reported that they had not identified any single issue or particular datum point that, in isolation, would be a controlling factor in their decision to approve the Advisory Agreements, but rather considered the entire base of information.

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Board Consideration of and Continuation and Renewal of Advisory Agreements for the iMGP Funds (formerly, PartnerSelect Funds)

At an in-person meeting held on December 3, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), considered and approved for an additional one-year term through December 31, 2022 (i) the Unified Investment Advisory Agreement (the “Investment Advisory Agreement”) between the Trust and iM Global Partner Fund Management, LLC (formerly, Litman Gregory Fund Advisors, LLC) (the “Advisor”) with respect to the iMGP Equity Fund (formerly, the PartnerSelect Equity Fund) (the “Equity Fund”), the iMGP International Fund (formerly, the PartnerSelect International Fund) (the “International Fund”), the iMGP SBH Focused Small Value Fund (formerly, the PartnerSelect SBH Focused Small Value Fund) (the “SBH Focused Small Value Fund”); the iMGP Alternative Strategies Fund (formerly, the PartnerSelect Alternative Strategies Fund) (the “Alternative Strategies Fund”), the iMGP High Income Alternatives Fund (formerly, the PartnerSelect High Income Alternatives Fund) (the “High Income Alternatives Fund”) and the iMGP Oldfield International Value Fund (formerly, the PartnerSelect Oldfield International Value Fund) (the “Oldfield International Value Fund”) (each of the Equity Fund, the International Fund, the SBH Focused Small Value Fund, the Alternative Strategies Fund, the High Income Alternatives Fund and the Oldfield International Value Fund, a “Fund,” and collectively, the “Funds”), and (ii) the investment sub-advisory agreements (the “Investment Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreement, the “Advisory Agreements”) between the Advisor and (a) each of Davis Selected Advisers, L.P., Fiduciary Management, Inc., Harris Associates L.P. (“Harris”), Nuance Investments, LLC, and Sands Capital Management, LLC with respect to the Equity Fund; (b) each of Harris and Lazard Asset Management LLC with respect to the International Fund; (c) Segall Bryant & Hamill, LLC with respect to the SBH Focused Small Value Fund; (d) each of Blackstone Credit Systematic Strategies, LLC (formerly, DCI, LLC), DoubleLine Capital LP, First Pacific Advisors, LLC, Loomis, Sayles & Company, L.P. and Water Island Capital, LLC with respect to the Alternative Strategies Fund; (e) each of Brown Brothers Harriman & Co., Guggenheim Partners Investment Management, LLC and Neuberger Berman Investment Advisers LLC with respect to the High Income Alternatives Fund; and (f) Oldfield Partners LLP with respect to the Oldfield International Value Fund (each of the foregoing sub-advisors, a “Sub-Advisor,” and collectively, the “Sub-Advisors”). The Board, including the Independent Trustees, also approved the continuation for an additional one-year term through April 30, 2023 of (i) the Restated Contractual Advisory Fee Waiver Agreement between the Trust, on behalf of the Funds, and the Advisor (the “Fee Waiver Agreement”) and (ii) the Operating Expenses Limitation Agreement between the Trust, on behalf of the High Income Alternatives Fund, the SBH Focused Small Value Fund and the Oldfield International Value, and the Advisor (the “Operating Expenses Limitation Agreements” and collectively with the Fee Wavier Agreement and the Advisory Agreements, the “Agreements”).

Prior to the Meeting, the Independent Trustees had requested detailed information from the Advisor regarding the Funds. The materials provided by the Advisor were extensive, including advisory fee and expense comparisons, performance comparisons, Advisor profitability information, and a summary of compliance programs of the Sub-Advisors. In addition, the Independent Trustees discussed the renewal of the Agreements with representatives of the Advisor and were advised by independent counsel on these and other relevant matters.

The Trustees, including the Independent Trustees, also noted that they had received extensive information about, and presentations from, various members of senior management at the Advisor regarding the Funds throughout the year, including, without limitation, information on and/or discussion of the Funds’ and each Sub-Advisor’s investment results; portfolio composition; portfolio trading practices; shareholder services; advisory fees and expense comparisons; the Advisor’s financial condition and profitability; compliance monitoring by the Advisor; the personnel at the Advisor and the Sub-Advisors providing investment management, compliance and other services to the Funds; and the Advisor’s process for selecting Sub-Advisors for the Funds as well as the Advisor’s ongoing oversight of the Sub-Advisors.

The information provided to the Board at the Meeting, together with the information provided to the Board throughout the year, formed the primary (but not exclusive) basis for the Board’s determinations. The Board did not identify any single issue or particular datum point that, in isolation, would be a controlling factor in its decision to approve or renew the Agreements. Rather, the Board considered the total mix of information provided. The following summary describes the key factors considered by the Independent Trustees (as well as the Board).

1.    Nature, extent and quality of services

The Independent Trustees considered the depth and quality of the Advisor’s investment management process, including its sophisticated monitoring and oversight of the Sub-Advisors; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel involved in the day-to-day operations of the Funds; and the overall financial strength and stability of its organization. The Independent Trustees also considered that the Advisor provided personnel to serve as officers of the Trust, including the Trust’s CCO, and that the services of the CCO were provided at a nominal cost to the Trust. The Independent Trustees discussed the high level of sub-advisor due diligence continually being undertaken by the Advisor. The Independent Trustees also noted the high quality of the non-advisory management services provided by the Advisor, such as responsiveness to shareholder inquiries and requests of the Board, as well as the preparation of high quality shareholder communications and the development of targeted marketing programs for the Funds. In addition, the Independent Trustees noted that, because the Advisor is a significant shareholder in the Funds, the Advisor has an additional incentive to ensure that the Funds perform well for the shareholders. The Independent Trustees also noted that the members of

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senior management of the Advisor, including Mr. DeGroot, as well as certain of the Independent Trustees themselves have made significant investments in the Funds.

The Independent Trustees, based on guidance and information provided by the Trust’s Chief Compliance Officer (“CCO”), also considered the Advisor’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its adherence to and continual enhancement of those programs; its efforts to keep the Board informed; and its attention dedicated to matters that may involve potential conflicts of interest with a Fund. The Independent Trustees considered the extent and effectiveness of the Advisor’s compliance operations and the Advisor’s oversight of the Sub-Advisors’ and other service providers’ compliance operations.

The Independent Trustees then reviewed various materials relating to the Sub-Advisors, including copies of each Investment Sub-Advisory Agreement; copies of the Form ADV for each Sub-Advisor; information on assets of the Funds managed and fees charged by each Sub-Advisor; a summary of the compliance programs of the Sub-Advisors; and an oral report by the CCO on each Sub-Advisor’s commitment to compliance. The Independent Trustees also considered the Advisor’s lengthy and extensive due diligence process for selecting and monitoring each Sub-Advisor and the value of goodwill between the Advisor and each Sub-Advisor.

The Independent Trustees concluded that the nature, overall quality, and extent of the services provided and to be provided by the Advisor and the Sub-Advisors are fully satisfactory.

2.    Investment results

The Independent Trustees reviewed the short-term and long-term performance of each Fund on both an absolute basis and in comparison to peer funds and benchmark indices. They also considered information regarding the selection, and discussed the appropriateness, of such peer funds and benchmark indices. The Independent Trustees considered the overall performance of the Funds as well as the performance of each Sub-Advisor within each Fund as compared to each Sub-Advisor’s own comparable mutual fund(s) or private fund(s) (if applicable). The Independent Trustees focused on longer-term performance, which they believe is more important than short, isolated periods for purposes of evaluating each Fund’s success in meeting its investment objective.

In particular, the Independent Trustees relied upon, among other information, comparative performance and expense data compiled by Keil Fiduciary Strategies LLC (“KFS,” and the report compiled by KFS, the “KFS Report”). The Independent Trustees noted that KFS, and not the Advisor, selected the peer funds used in the KFS Report and that the Advisor had supplemented the KFS Report with additional performance comparisons.

For the Equity Fund, the Independent Trustees compared its investment results for its Institutional shares to a number of benchmarks, including (1) the Russell 3000 Index (the “Equity Market Benchmark”); (2) the Morningstar Large Blend Category (the “Equity Morningstar Category”); and (3) the KFS Peer Group for the Equity Fund (together with the Equity Morningstar Category, the “Equity Fund Benchmarks”). The Independent Trustees noted that, with respect to multi-year periods, the Equity Fund underperformed the Equity Market Benchmark and the Equity Fund Benchmarks for the three-year, five-year, ten-year and fifteen-year periods ended September 30, 2021. The Independent Trustees also noted that the Equity Fund outperformed the Equity Market Benchmark and the Equity Fund Benchmarks for the one-year period ended September 30, 2021.

For the International Fund, the Independent Trustees compared its investment results for its Institutional shares to (1) the MSCI ACWI ex-U.S. Index (the “International Market Benchmark”); (2) the Morningstar Foreign Large Blend Category (the “International Morningstar Category”); and (3) the KFS Peer Group for the International Fund (together with the International Morningstar Category, the “International Fund Benchmarks”). The Independent Trustees noted that, with respect to multi-year periods, the International Fund underperformed the International Market Benchmark and the International Fund Benchmarks for the three-year, five-year, ten-year and fifteen-year periods ended September 30, 2021. The Independent Trustees noted that the International Fund outperformed the International Market Benchmark and the International Fund Benchmarks by a significant margin for the one-year period ended September 30, 2021.

For the Alternative Strategies Fund, the Independent Trustees compared its investment results for its Institutional shares to (1) the 3-month London Interbank Offered Rate (LIBOR) (the “Alternative Strategies Market Benchmark”); (2) the Morningstar Multi-Strategy Category (the “Alternative Strategies Morningstar Category”); and (3) the KFS Peer Group for the Alternative Strategies Fund (together with the Alternative Strategies Morningstar Category, the “Alternative Strategies Fund Benchmarks”). The Independent Trustees noted that, with respect to multi-year periods, the Alternative Strategies Fund outperformed the Alternative Strategies Market Benchmark and the Alternative Strategies Fund Benchmarks for the one-year, three-year, five-year and ten-year periods ended September 30, 2021. The Independent Trustees further considered that the Fund has generated an absolute return since inception of 4.01% over the 3-month LIBOR, noting that the Fund seeks to achieve an annualized return of LIBOR plus a range of 4% to 8% over the long term.

For the High Income Alternatives Fund, the Independent Trustees compared its investment results for its Institutional shares to (1) the Bloomberg U.S. Aggregate Bond Index (the “High Income Alternatives Market Benchmark”); (2) the Morningstar Nontraditional Bond Category (the “High Income Alternatives Morningstar Category”); and (3) the KFS Peer Group for the High Income Alternatives Fund (together with the High Income Alternatives Morningstar Category, the “High Income Alternatives Fund Benchmarks”). The Independent

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Trustees noted that, with respect to the one-year period ended September 30, 2021, the High Income Alternatives Fund outperformed the High Income Alternatives Market Benchmark and the High Income Alternatives Fund Benchmarks by a significant margin. The Independent Trustees further noted that, with respect to the three-year period ended September 30, 2021, the High Income Alternatives Fund underperformed the High Income Alternatives Market Benchmark by 4 basis points and outperformed the High Income Alternatives Fund Benchmarks.

For the Oldfield International Value Fund, the Independent Trustees noted that the Fund commenced operations on November 30, 2020. The Independent Trustees compared its investment results for its Institutional shares to (1) the MSCI EAFE Value Index (the “Oldfield International Value Market Benchmark”); (2) the Morningstar Foreign Large Value Category (the “Oldfield International Value Morningstar Category”); and (3) the KFS Peer Group for the Oldfield International Value Fund (together with the Oldfield International Value Morningstar Category, the “Oldfield International Value Fund Benchmarks”). The Independent Trustees noted that, with respect to the period since inception ended September 30, 2021, the Oldfield International Value Fund outperformed the Oldfield International Value Market Benchmark and the Oldfield International Value Fund Benchmarks.

For the SBH Focused Small Value Fund, the Independent Trustees noted that the Fund commenced operations on July 31, 2020. The Independent Trustees compared its investment results for its Institutional shares to (1) the Russell 2000 Value Index (the “SBH Focused Small Value Market Benchmark”); (2) the Morningstar Small Value Category (the “SBH Focused Small Value Morningstar Category”); and (3) the KFS Peer Group for the SBH Focused Small Value Fund (together with the SBH Focused Small Value Morningstar Category, the “SBH Focused Small Value Fund Benchmarks”). The Independent Trustees noted that, with respect to the period since inception ended September 30, 2021, the SBH Focused Small Value Fund underperformed the SBH Focused Small Value Market Benchmark and the SBH Focused Small Value Fund Benchmarks.

The Independent Trustees noted that the performance of the Sub-Advisors varies over time and noted and acknowledged the Advisor’s detailed monitoring of the Sub-Advisors’ investment results, and interactions with Sub-Advisors, particularly those Sub-Advisors that were experiencing periods of underperformance. The Independent Trustees noted and considered the comments by the Advisor with respect to underperforming Sub-Advisors, discussions at Board meetings throughout the year regarding the potential sources of underperformance and actions taken by the Advisor in response to underperformance by certain Sub-Advisors. The Independent Trustees considered the Advisor’s process for terminating Sub-Advisors and noted the Advisor’s continued willingness to terminate Sub-Advisors if the Advisor determined that the termination would be in the best interest of a Fund and its shareholders. The Independent Trustees also noted and considered the Advisor’s ability to attract and retain “world-class” investment managers to serve as Sub-Advisors to the Funds, as well as the Advisor’s extensive screening process before hiring a Sub-Advisor.

The Trustees noted the difficulty of fairly benchmarking the Funds in terms of performance. Ultimately, the Independent Trustees concluded that they were satisfied with the Funds’ overall performance records and were satisfied with the Advisor’s explanation for the periods of underperformance. The Independent Trustees further concluded that the Advisor was applying appropriate discipline and oversight to ensure that each Fund adhered to its stated investment objective and strategies, and the performance and services of the Sub-Advisors supported the decision to renew the Advisory Agreements.

3.    Advisory fees and total expenses

The Independent Trustees reviewed the advisory fees and total expenses of each Fund and compared them with the advisory fees and total expenses of funds in the KFS Peer Group for each Fund. The Independent Trustees noted that the KFS Peer Group for each Fund was selected independently by KFS using a selection methodology designed to identify those funds most comparable to each Fund. The Independent Trustees further noted that in selecting the KFS Peer Group for each Fund, KFS considered various screening criteria, including, without limitation, fund type, category as determined by Morningstar, Inc., load/sales charge type, average net assets, and fund attributes. The Independent Trustees also noted that, to the extent possible without affecting KFS’ core peer fund selection methodologies, KFS had attempted to include funds that are considered by Morningstar to have a manager-of-managers structure in the KFS Peer Group for each Fund. The Independent Trustees then discussed various areas in which the Funds are different from the funds included in the KFS Peer Groups, such as distribution channels and investment strategies or approaches.

The Independent Trustees noted that according to the KFS Report, the total expenses of each Fund are higher than the average or the median of the total expenses of the funds in the KFS Peer Group for such Fund, except that the total expenses of the Alternative Strategies Fund were slightly below the average of the Fund’s KFS Peer Group and the Fund’s Morningstar Category, the total expenses of each of the High Income Alternatives Fund and the Oldfield International Value Fund were in line with the averages of each Fund’s KFS Peer Group and Morningstar Category, and the total expenses of the SBH Focused Small Value Fund were in line with the average of the Fund’s KFS Peer Group. The Independent Trustees noted that the components of a fund’s total expense ratio in the KFS Report included non-operating costs, including dividend and interest expense. The Independent Trustees observed that the Equity Fund’s total expense ratio exceeded the averages of both the Morningstar peer group and KFS Peer Group mostly because of its higher advisory fee. The Independent Trustees noted that the International Fund has an advisory fee that is higher than the average and the median of its KFS Peer Group, while the Fund’s other operating expenses were generally in line with the average other operating expenses for the KFS Peer Group and the Morningstar peer

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group, with the exception of the custodial fees which were higher. The Independent Trustees also noted that the International Fund’s total expense ratio was higher than the average expense ratio for the KFS Peer Group and the Morningstar peer group. The Independent Trustees further noted that the Alternative Strategies Fund has an advisory fee that is in line with the average of the KFS Peer Group and lower than the average of the Morningstar peer group, and its combined other expenses are lower than average compared to the Morningstar peer Group and the KFS Peer group. The Independent Trustees noted that the High Income Alternatives Fund has an advisory fee that is lower than the average and the median of the KFS Peer Group, and its combined other expenses are higher than the averages of the Morningstar peer group and the KFS Peer group. The Independent Trustees noted that the Oldfield International Value Fund has an advisory fee that is lower than the average and the median of its KFS Peer Group and, while the Fund’s total operating expenses were generally in line with the average total operating expenses for the KFS Peer Group and the Morningstar peer group, the Fund’s combined other expenses were higher than those for the KFS Peer Group and the Morningstar peer group. The Independent Trustees noted that the SBH Focused Small Value Fund has an advisory fee that is lower than the average and the median of its KFS Peer Group and the Fund’s combined other expenses were higher than those of the KFS Peer Group and the Morningstar peer group. The Independent Trustees agreed that the Funds’ use of the manager-of-managers structure is a primary contributor to the relatively high advisory fees, and noted that the higher advisory fees allow shareholders of the Funds to have access to Sub-Advisors to which they otherwise might not have access and that the higher fees are justified by the long-term performance results of certain Funds and potential performance results for underperforming Funds.

The Independent Trustees also noted the Advisor’s continued willingness to waive fees or reimburse operating expenses to maintain a competitive fee structure for each Fund and to pass through savings from fee breakpoints in any Sub-Advisor’s fee schedule to the applicable Fund’s shareholders. The Independent Trustees further took into account the Fee Waiver Agreement, as most recently amended September 20, 2021, to reduce expenses by further increasing the amount of fee waivers for certain Funds under the Fee Waiver Agreement. The Independent Trustees also took into account the Operating Expenses Limitation Agreements with respect to the High Income Alternatives Fund, SBH Focused Small Value Fund and Oldfield International Value Fund, pursuant to which the Advisor has separately agreed to limit those Funds’ operating expenses for the period through April 30, 2023.

The Independent Trustees noted the United States Supreme Court’s guidance in Jones v. Harris Associates on the relevance of comparisons of advisory fees charged by the Advisor to other similarly managed separate accounts such as pension funds or other institutional investors. The Advisor presented to the Independent Trustees the advisory fees that the Advisor and its affiliates charge their separately managed accounts and private investment funds (collectively, the “Other Accounts”). The Advisor explained, to the Independent Trustees’ satisfaction, various factors that contribute to the different fee schedules between the Funds and the Other Accounts, including the fact that the products the Advisor and its affiliates offer for the Funds (i.e., concentrated sub-portfolios managed by a selection of Sub-Advisors) and the Other Accounts are significantly different; that the services the Advisor and its affiliates provide for the Funds (i.e., the assembly and monitoring of the Sub-Advisors) are not readily available on the market; that the Other Accounts have much higher minimum investment requirements as compared to those of the Funds; and that certain compliance obligations and liquidity requirements are only applicable to the Funds and not the Other Accounts.

The Independent Trustees noted that the sub-advisory fees payable to the Sub-Advisors are separately negotiated with the Advisor and are paid out of the advisory fees the Advisor receives from the Funds. The Independent Trustees also noted that the fees charged by the Sub-Advisors are discounted relative to the fees the Sub-Advisors charge to their own funds and separately managed accounts, and that the Advisor from time to time attempts to renegotiate lower fees with the Sub-Advisors. Given the existence of arm’s-length bargaining between the Advisor and each Sub-Advisor, the Independent Trustees did not engage in an extensive discussion of sub-advisory fees and expenses.

Based on such review, the Independent Trustees concluded that the advisory fees and the total expenses of the Funds are reasonable in relation to the services the Funds receive from the Advisor and the Sub-Advisors.

4.    The Advisor’s financial information

The Independent Trustees reviewed information regarding the Advisor’s costs of managing the Funds and information regarding the profitability of the Advisor. The Independent Trustees also considered the extent to which economies of scale may be realized as each Fund grows and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Independent Trustees also noted that the Advisor had voluntarily forgone profits to subsidize the Funds when they were at lower asset levels.

The Advisor’s Costs and Profitability. The Independent Trustees noted that the Advisor appeared to be providing products that are competitively priced with other funds, especially funds with multiple sub-advisors. The Independent Trustees reviewed the total advisory fees, the amounts paid by the Advisor to the various Sub-Advisors, the general cost of the services provided by the Advisor and the Advisor’s retained portion of the total advisory fee. The Independent Trustees took note of information provided on advisory fees waived by the Advisor, noting that the Advisor had waived substantial advisory fees otherwise payable under the Investment Advisory Agreement over the most recent year, and that the Advisor follows a policy of not charging advisory fees on unallocated cash.

The Independent Trustees also noted that the Advisor to date had not sought recoupment of any advisory fees waived under the Fee Waiver Agreement. The Independent Trustees also considered the Advisor’s continued willingness to invest in staff dedicated to the Funds,

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including new hires when needed. The Independent Trustees received information that assured them that the Advisor was financially sound and able to honor its sponsorship commitments to the Funds and that the Advisor’s expected profits under the Advisory Agreement are in the range of reasonableness for the mutual fund management industry. The Independent Trustees did not engage in an analysis of Fund-by-Fund profitability given the integrated nature of the Advisor’s management of the Funds.

The Independent Trustees did not engage in an extended analysis of Sub-Advisor profitability given the arm’s-length nature of the bargaining between the Advisor and each Sub-Advisor and the difficulty in interpreting profitability information with respect to each Sub-Advisor due to, among others, the use of disparate accounting conventions, disparate ownership structures, and the fact that each Sub-Advisor managed only a portion of each Fund. The Independent Trustees also reviewed information regarding the structure and manner in which the Advisor’s and the Sub-Advisors’ investment professionals are compensated and how the compensation structures are designed to attract and retain high caliber personnel and to promote the long-term performance of the Funds.

Economies of Scale. The Independent Trustees noted that the Advisor has continued to take steps to reduce expenses of the Funds, including agreeing to amendments to the breakpoints in its fee schedules to provide for higher fee waivers, negotiating favorable terms with service providers and providing certain support services to the Funds on a cost-only basis, which represents a sharing of economies of scale. In addition, the Independent Trustees took note of the investments in the Funds made by the Other Accounts, which help reduce costs for the Funds by increasing the asset base of the Funds. The Independent Trustees also took favorable note of the Advisor’s efforts to invest in its advisory organization to ensure strong research, analytic and marketing capabilities.

Ancillary Benefits. The Independent Trustees considered other actual and potential financial benefits to the Advisor, noting that the Advisor does not have any affiliates that materially benefit from the Advisor’s relationship to the Funds.

5.    Conclusions

Based on their review, including their non-exclusive consideration of each of the factors referred to above, the Independent Trustees as well as the Board concluded that the Agreements are fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received or would receive reasonable value in return for the advisory fees and other amounts paid to the Advisor, and that the renewal or approval, as applicable, of the Agreements would be in the best interests of each Fund and its shareholders. Each of the factors discussed above supported such approval.

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INDEX DEFINITIONS

The ABX Indexes serve as a benchmark of the market for securities backed by home loans issued to borrowers with weak credit. The ABX 2006-2 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the second half of 2006. The ABX 2007-1 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the first half of 2007.

BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade, but not in default, US dollar-denominated corporate bonds publicly issued in the US domestic market.

The BofA Merrill Lynch High Yield Cash Pay Index is an unmanaged index used as a general measure of market performance consisting of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default.

Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. The index includes U.S. treasury securities (non TIPS), government agency bonds, mortgage backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S.

Bloomberg Barclays U.S. Intermediate Credit Index: is the intermediate component of the Bloomberg Barclays U.S. Credit Index. The Bloomberg Barclays U.S. Credit Index measures the investment grade, US dollar-denominated, fixed-rate, taxable, corporate and government – related bond markets. It is composed of the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals, and local authorities.

The CBOE Russell 2000 PutWrite Index (PUTR) is designed to track the performance of a hypothetical strategy that sells a monthly at-the-money (ATM) Russell 2000 Index put option.

The CBOE Russell 2000 Volatility Index (RVX) is a key measure of market expectations of near-term volatility conveyed by Russell 2000® Index (RUT) option prices. The RVX Index measures the market’s expectation of 30-day volatility implicit in the prices of near-term RUT options traded at CBOE.

The CBOE S&P 500 PutWrite Index (ticker symbol PUT) is a benchmark index that measures the performance of a hypothetical portfolio that sells S&P 500 Index (SPX) put options against collateralized cash reserves held in a money market account.

The CBOE S&P 500 2% OTM PutWrite Index (PUTYSM Index) is designed to track the performance of a hypothetical passive investment strategy that collects option premiums from writing a 2% Out-of-the Money (OTM) SPX Put option on a monthly basis and holds a rolling money market account invested in one-month T-bills to cover the liability from the short SPX Put option position.

CDX is a series of credit default swap indexes, used to hedge credit risk or to take a position on a basket of credit entities.

The Citigroup Economic Surprise Indices are objective and quantitative measures of economic news. They are defined as weighted historical standard deviations of data surprises.

FTSE Emerging Markets Index – ETF Tracker. The Index is a market capitalization index, adjusted based on the free-float of potential index constituents, and designed to measure the performance of large-, medium- and small-capitalization companies located in emerging market countries throughout the world.

The FTSE Global All Cap ex U.S. Index is part of a range of indices designed to help U.S. investors benchmark their international investments. The index comprises large, mid and small cap stocks globally excluding the U.S. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

The HFRI Equity Hedge Index is comprised of managers typically maintaining at least 50%, and in some cases be substantially entirely invested in equities and equity derivatives, both long and short. Strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The HFRI Emerging Markets Index is comprised of strategies according to their regional investment focus only. There is no investment strategy criteria for inclusion in these indices.

The HFRI Event Driven Index: Consists of investment managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments.

The HFRI Event Driven Merger Arbitrage Index: Consists of merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits. Merger arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

The HFRX Fixed Income – Credit Index is an unmanaged index that includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure

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Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

ICE BofAML 0-3 Year U.S. Treasury Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with maturities less than three years.

ICE BofA Merrill Lynch 1-3 US Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

The ICE BofAML U.S. High Yield Cash Pay TR USD Index is an unmanaged index that measures the performance of short-term U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

LIBOR stands for London Interbank Offered Rate. It’s an index that is used to set the cost of various variable-rate loans.

Morningstar Category Averages: Each Morningstar Category Average is representative of funds with similar investment objectives.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

The MSCI All Country World ex U.S. Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with higher price-to-book ratios and higher forecasted growth values.

The MSCI All Country World ex U.S. Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI China Index captures large and mid cap representation across China A shares, H shares, B shares, Red chips, P chips and foreign listings (e.g. ADRs). With 739 constituents, the index covers about 85% of this China equity universe

The MSCI Emerging Markets ex China Index captures large and mid cap representation across 24 of the 25 Emerging Markets (EM)

countries* excluding China. With 681 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index captures large and mid-cap representation across 23 Emerging Markets (EM) countries. With 836 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as measured by total market capitalization, and represents about 98% of the U.S. stock market.

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

The SG CTA Index is an index published by Société Générale that is designed to reflect the performance of a pool of Commodity

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Trading Advisor (CTAs) selected from larger managers that employ systematic managed futures strategies. The index is reconstituted annually.

The S&P 500 Index is widely regarded as the standard for measuring large-cap stock performance, and consists of 500 stocks that represent a sample of the leading companies in leading industries.

The SPDR S&P 500 ETF consists of 500 of the largest U.S. companies, and it is one of the most heavily traded securities in the world. It tracks the S&P 500 Index, and fund follows a full replication strategy, holding every stock in the index.

The SPDR Financials Sector Index seeks to provide an effective representation of the financial sector of the S&P 500 Index. The Index includes companies from the following industries: diversified financial services; insurance; banks; capital markets; mortgage real estate investment trusts (“REITs”); consumer finance; and thrifts and mortgage finance.

The Vanguard 500 Index Fund invests in 500 of the largest U.S. companies, which span many different industries and account for about three-fourths of the U.S. stock market’s value. This fund tracks the S&P 500 Index as closely as possible.

VIX is a trademarked ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. Often referred to as the fear index or the fear gauge, it represents one measure of the market’s expectation of stock market volatility over the next 30 day period.

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Indices are unmanaged, do not incur fees, and cannot be invested in directly.

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INDUSTRY TERMS AND DEFINITIONS

1.	Active Share measures the degree of difference between a fund portfolio and its benchmark index.

2.	Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

3.	Alt-A, or Alternative A-paper, is a type of U.S. mortgage that, for various reasons, is considered riskier than A-paper, or “prime”, and less risky than “subprime,” the riskiest category.

4.

The Basel Accords are three sets of banking regulations (Basel I, II and III) set by the Basel Committee on Bank Supervision (BCBS), which provides recommendations on banking regulations in regards to capital risk, market risk and operational risk.

5.	A basis point is a value equaling one one-hundredth of a percent (1/100 of 1%).

6.	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

7.	Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

8.	Brexit is an abbreviation of “British exit”, which refers to the June 23, 2016 referendum by British voters to exit the European Union.

9.	Business development company (BDC) is an organization that invests in and helps small- and medium-size companies grow in the initial stages of their development.

10.	Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

11.

Cash flow yield (or free cash flow yield) is a financial solvency ratio that compares the free cash flow per share a company is expected to earn against its market value per share. The ratio is calculated by taking the free cash flow per share divided by the current share price.

12.	Capex (capital expenditures) are expenditures creating future benefits.

13.

Collateralized Loan Obligation (CLO) is a security backed by a pool of debt, often low-rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

14.

Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

15.	Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

16.	Conditional pre-payment rate is a loan prepayment rate that is equal to the proportion of the principal of a pool of loans that is assumed to be paid off prematurely in each period.

17.

The Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Changes in the CPI are used to assess price changes associated with the cost of living; the CPI is one of the most frequently used statistics for identifying periods of inflation or deflation.

18.	Correlation is a statistical measure of how two securities move in relation to each other.

19.	A coupon or coupon payment is the annual interest rate paid on a bond, expressed as a percentage of the face value and paid from issue date until maturity.

20.	Covenants most often relate to terms in a financial contract, such as a loan document or bond issue stating the limits at which the borrower can further lend.

21.

Credit default swaps are swaps designed to transfer the credit exposure of fixed income products between parties. A credit default swap is also referred to as a credit derivative contract, where the purchaser of the swap makes payments up until the maturity date of a contract. Payments are made to the seller of the swap. In return, the seller agrees to pay off a third party debt if this party defaults on the loan.

22.	Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

23.	Diversification is the spreading of risk by putting assets in several categories of investments.

24.

Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock’s price.

25.	Drawdown is the peak-to-trough decline during a specific record period of an investment, fund or commodity.

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26.	Dry powder refers to cash reserves kept on hand to cover future obligations or purchase assets, if conditions are favorable.

27.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

28.	Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

29.	EBIT is a company’s earnings before interest and taxes, and measures the profit a company generates from its operations, making it synonymous with “operating profit”.

30.	EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

31.	E-Mini Futures Are an electronically traded futures contract on the Chicago Mercantile Exchange that represents a portion of the normal futures contracts.

32.

Enterprise value is a measure of a company’s total value, calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

33.

Enterprise value/adjusted target operating profit (or Enterprise Value/adjusted target EBIT) is a financial ratio that compares the total valuation of the company with its profitability, adjusting for various special circumstances.

34.	EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization.

35.	EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

36.

Floating interest rate, also known as a variable or adjustable rate, refers to any type of debt instrument, such as a loan, bond, mortgage, or credit, that does not have a fixed rate of interest over the life of the instrument.

37.	Forex (FX) is the market in which currencies are traded.

38.	Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.

39.

Futures are financial contracts obligating the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or a financial instrument, at a predetermined future date and price. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange.

40.

The G20 (or G-20 or Group of Twenty) is an international forum for the governments and central bank governors from 20 major economies. It was founded in 1999 with the aim of studying, reviewing, and promoting high-level discussion of policy issues pertaining to the promotion of international financial stability.

41.	Gross merchandise volume or GMV is a term used in online retailing to indicate a total sales dollar value for merchandise sold through a particular marketplace over a certain time frame.

42.

“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

43.

Industry cost curve is the standard microeconomic graph that shows how much output suppliers can produce at a given cost per unit. As a strategic tool, the cost curve applies most directly to commodity or near commodity industries, in which buyers get roughly the same value from a product regardless of who produces it.

44.

An interest rate future is a financial derivative (a futures contract) with an interest-bearing instrument as the underlying asset. It is a particular type of interest rate derivative. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.

45.	An interest rate swap is a forward contract in which one stream of future interest payments is exchanged for another based on a specified principal amount.

46.	Internal Rate of Return (IRR) is the discount rate often used in capital budgeting that makes the net present value of all cash flows from a particular project equal to zero.

47.	Inverse floater (or inverse floating rate note) is a bond or other type of debt whose coupon rate has an inverse relationship to a benchmark rate.

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48.

Inverse interest-only security is a security that pays a coupon inversely related to market rates (i.e., it moves in the opposite direction of interest rates), instead of paying a coupon corresponding to the interest payments homeowners (mortgagors) actually make.

49.	An Investment Grade bond is a bond with a rating of AAA to BBB; a Below Investment Grade bond is a bond with a rating lower than BBB

50.	A Leveraged Buyout (LBO) is the acquisition of another company using a significant amount of borrowed money to meet the cost of acquisition.

51.	Loss adjusted yields are those that already reflect the impact of assumed economic losses.

52.

Margin of safety is a principle of investing in which an analyst only purchases securities when the market price is below the analyst’s estimation of intrinsic value. It does not guarantee a successful investment.

53.

Market capitalization (or market cap) is the total value of the issued shares of a publicly traded company; it is equal to the share price times the number of shares outstanding. MBA Refinance index is a weekly measurement put together by the Mortgage Bankers Association, a national real estate finance industry association, to predict mortgage activity and loan prepayments based on the number of mortgage refinance applications submitted.

54.

The Merrill Option Volatility Expectations Index (MOVE©) reflects a market estimate of future Treasury bond yield volatility. The MOVE index is a yield curve weighted index of the normalized implied volatility on 1-month Treasury options. The MOVE Index reports the average implied volatility across a wide range of outstanding options on the two-year, five-year, 10-year, and 30-year U.S. Treasury securities.

55.	Net operating profit after tax (NOPAT): A company’s potential cash earnings if its capitalization were unleveraged (that is, if it had no debt).

56.	Normalized earnings are earnings adjusted for cyclical ups and downs of the economy. Also, on the balance sheet, earnings adjusted to remove unusual or one-time influences.

57.	Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

58.

Options are financial derivatives that represent a contract sold by one party (option writer) to another party (option holder). The contract offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date).

59.	An option premium is the current market price of an option contract. It is thus the income received by the seller (writer) of an option contract to another party.

60.

Out of the money (OTM) is term used to describe a call option with a strike price that is higher than the market price of the underlying asset, or a put option with a strike price that is lower than the market price of the underlying asset. An out of the money option has no intrinsic value, but only possesses extrinsic or time value.

61.	Pair-wise correlation is the average of the correlations of each managers’ performance with each of the other managers on the fund.

62.

Personal consumption expenditure is the measure of actual and imputed expenditures of households, and includes data pertaining to durable and non-durable goods and services. It is essentially a measure of goods and services targeted towards individuals and consumed by individuals.

63.	Present value is the current worth of a future sum of money or stream of cash flows given a specified rate of return.

64.	Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

65.

Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

66.	Price to sales (P/S) ratio is a tool for calculating a stock’s valuation relative to other companies, calculated by dividing a stock’s current price by its revenue per share.

67.

Price to tangible book value (PTBV) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company’s balance sheet. The tangible book value number is equal to the company’s total book value less the value of any intangible assets.

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68.	Prime is a classification of borrowers, rates, or holdings in the lending market that are considered to be of high quality.

69.

Principal only securities are a type of fixed-income security where the holder is only entitled to receive regular cash flows that are derived from incoming principal repayments on an underlying loan pool.

70.	Private market value is the value of a company if each of its parts were independent, publicly traded entities.

71.

Prospective earnings growth ratio (PEG ratio): The projected one-year annual growth rate, determined by taking the consensus forecast of next year’s earnings, less this year’s earnings, and dividing the result by this year’s earnings.

72.

Put writing is a family of options trading strategies that involve the selling of put options to earn premiums. One can either write a covered put or a naked put. Utilizing a combination of covered puts and naked puts, one can also implement the ratio put write, which is a neutral strategy.

73.

Quantitative Easing (QE) is a monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

74.	Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

75.

Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

76.	Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

77.	Sequential growth is a measure of a company’s short-term financial performance that compares the results achieved in a recent period to those of the period immediately preceding it.

78.

Sharpe ratio is the measure of a fund’s return relative to its risk. The Sharpe ratio uses standard deviation to measure a fund’s risk-adjusted returns. The higher a fund’s Sharpe ratio, the better a fund’s returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe ratio can be used to compare risk-adjusted returns across all fund categories.

79.	Short (or short position) is the sale of a borrowed security, commodity, or currency with the expectation that the asset will fall in value.

80.

Sortino Ratio is a modification of the Sharpe ratio that differentiates harmful volatility from general volatility by taking into account the standard deviation of negative asset returns, called downside deviation.

81.	A sovereign bond is a debt security issued by a national government.

82.

A special situation is a particular circumstance involving a security that would compel investors to trade the security based on the special situation, rather than the underlying fundamentals of the security or some other investment rationale. A spin-off is an example of a special situation.

83.	Spot price is the current price at which a particular security can be bought or sold at a specified time and place.

84.	Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

85.

Subprime refers to the credit quality of particular borrowers, who have weakened credit histories and a greater risk of loan default than prime borrowers. The market for lenders and borrowers of subprime credit includes the business of subprime mortgages, subprime auto loans and subprime credit cards, as well as various securitization products that use subprime debt as collateral.

86.

Swaps, traditionally, are the exchange of one security for another to change the maturity (bonds), quality of issues (stocks or bonds), or because investment objectives have changed. Recently, swaps have grown to include currency swaps and interest rate swaps.

87.

Swaption (swap option): The option to enter into an interest rate swap. In exchange for an option premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date.

88.	Tangible Book Value Per Share – TBVPS is a method of valuing a company on a per-share basis by measuring its equity after removing any intangible assets.

89.	Tracking error is the monitoring the performance of a portfolio, usually to analyze the extent to which its price movements conform or deviate from those of a benchmark.

90.

Upside/downside capture is a statistical measure that shows whether a given fund has outperformed—gained more or lost less than--a broad market benchmark during periods of market strength and weakness, and if so, by how much.

196	Litman Gregory Funds Trust

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS – (Continued)

91.

Yield Curve: A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

92.	Yield to Maturity is the rate of return anticipated on a bond if it is held until the maturity date.

93.	Yield to Worst is the lowest potential yield that can be received on a callable bond without the issuer actually defaulting.

94.

Z Bonds, or Z Tranches, are the final tranche in a series of mortgage-backed securities, that is the last one to receive payment. Used in some collateralized mortgage obligations (CMO), Z-bonds pay no coupon payments while principal is being paid on earlier bonds.

Industry Terms and Definitions	197

Litman Gregory Funds Trust

TAX INFORMATION – (Unaudited)

For the fiscal year ended December 31, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Equity Fund	100.00%
International Fund	100.00%
Oldfield International Value Fund	93.60%
SBH Focused Small Value Fund	47.09%
Alternative Strategies Fund	7.96%
High Income Alternatives Fund	1.81%
Dolan McEniry Corporate Bond Fund	0.00%
DBi Managed Futures Strategy ETF	0.00%
DBi Hedge Strategy ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2021 was as follows:

Equity Fund	86.96%
International Fund	0.00%
Oldfield International Value Fund	0.00%
SBH Focused Small Value Fund	45.94%
Alternative Strategies Fund	5.47%
High Income Alternatives Fund	1.79%
Dolan McEniry Corporate Bond Fund	0.00%
DBi Managed Futures Strategy ETF	0.00%
DBi Hedge Strategy ETF	0.00%

Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2021.

Equity Fund	$40,341,759
International Fund	N/A
Oldfield International Value Fund	N/A
SBH Focused Small Value Fund	N/A
Alternative Strategies Fund	$32,841,909
High Income Alternatives Fund	N/A
Dolan McEniry Corporate Bond Fund	$176,585
DBi Managed Futures Strategy ETF	$1,817,127
DBi Hedge Strategy ETF	$2,074,336

Additional Information Applicable to Foreign Shareholders Only:

The percent of ordinary dividend distributions for the year ended December 31, 2021, which are designated as interest-related dividends under Internal Revenue Code Section 871 (k)(1)(C) is as follows:

Equity Fund	N/A
International Fund	N/A
Oldfield International Value Fund	N/A
SBH Focused Small Value Fund	N/A
Alternative Strategies Fund	75.56%
High Income Alternatives Fund	N/A
Dolan McEniry Corporate Bond Fund	N/A
DBi Managed Futures Strategy ETF	N/A
DBi Hedge Strategy ETF	N/A

198	Litman Gregory Funds Trust

Litman Gregory Funds Trust

TAX INFORMATION – (Unaudited) – (Continued)

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Equity Fund	100.00%
International Fund	0.00%
Oldfield International Value Fund	35.31%
SBH Focused Small Value Fund	100.00%
Alternative Strategies Fund	24.08%
High Income Alternatives Fund	45.16%
Dolan McEniry Corporate Bond Fund	23.19%
DBi Managed Futures Strategy ETF	38.53%
DBi Hedge Strategy ETF	100.00%

For the year ended December 31, 2021, the International Fund and the Oldfield International Value Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from foreign Sourced Income
International Fund	$2,277,244	$0.1305	100.00%
Oldfield International Value Fund	74,383	0.0402	69.92%

Tax Information	199

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the iMGP Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	#of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Julie Allecta 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1946)	Independent Trustee	Open-ended term; served since June 2013	Member of Governing Council and Policy Committee, Independent Directors Council (education for investment company independent directors) since 2014; and Retired Partner, Paul Hastings LLP (law firm) from 1999 to 2009.	9	Forward Funds (mutual funds) (3 portfolios); Salient MS Trust (mutual funds) (2 portfolios); Salient Midstream & MLP Fund (closed- end fund) (1 portfolio)
Thomas W. Bird 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1957)	Independent Trustee	Open-ended term; served since May 2021	Founder, Chief Executive Officer and Director, Bird Impact LLC (impact investment vehicle) since 2016; Founder, Chairman and Chief Investment Officer, FARM Group (impact not-for- profit organization) since 1998; Board Member, Sonen Capital LLC(impact asset management firm) 2016-2020.	9	Sonen Capital LLC; Global Giving Foundation (impact not-for-profit organization)
Jennifer M. Borggaard 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1969)	Independent Trustee	Open-ended term; served since May 2021	Co-Founder and Partner, AlderBrook Advisors (management consulting) since 2019; Member, Advisory Committee, Polen Capital (investment advisor) since 2018; Senior Vice President, Affiliated Managers Group, Inc. (asset management) 2007-2017.	9	BroadStreet Partners Inc. (insurance); BNY Mellon Charitable Gift Fund; Anchor Capital Advisors LLC (asset management)
Jonathan W. DePriest 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1968)	Independent Trustee	Open-ended term; served since May 2021	Consultant (financial services) since 2022; General Counsel, ApplePie Capital, Inc. (franchise financing) 2019-2021; Executive Vice President and General Counsel, Salient Partners, L.P. (asset management) 2015-2019.	9	None
Frederick A. Eigenbrod, Jr., Ph.D. 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	9	None
Harold M. Shefrin, Ph.D. 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	9	SA Funds – Investment Trust (mutual funds) (10 portfolios)

200	Litman Gregory Funds Trust

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION – (Continued)

Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	#of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Jeremy DeGroot** 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1963)	Chairman of the Board, Trustee and President	Open-ended term; served as Chairman since March 2017, Trustee since December 2008 and President since 2014	Chief Investment Officer of Litman Gregory Asset Management, LLC since 2008; and Co-Chief Investment Officer of Litman Gregory Asset Management, LLC from 2003 to 2008.	9	None
Jeffrey K. Seeley** 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1969)	Trustee and Secretary	Open-ended term; Trustee since May 2021 and Secretary since December 2021	Deputy Chief Executive Officer, U.S. Chief Operating Officer and Head of Distribution, iM Global Partner US, LLC since 2018; Chief Compliance Officer of iM Global US Distributors, LLC since 2019; Head of Distribution Resource Securities from 2017-2018; and Head of Distribution and Sales, BP Capital Fund Advisors from 2015-2017.	9	None
John Coughlan 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1956)	Treasurer and Chief Compliance Officer	Open-ended term; served as Treasurer since inception, and as Chief Compliance Officer since September 2004	Chief Operating Officer and Chief Compliance Officer of the Advisor since 2004.	N/A	None

*	Denotes Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).

**	Denotes Trustees who are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor (the “Interested Trustees”).

In addition, Jack Chee, Rajat Jain and Jason Steuerwalt, each a Portfolio Manager and Senior Research Analyst at the Advisor, are each an Assistant Secretary of the Trust.

Trustee and Officer Information	201

Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by applicable law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to our employees who need to know that information to provide products and services to you and to the employees of our affiliates. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted or required by applicable law and only as needed for us to provide agreed services to you.

We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

202	Litman Gregory Funds Trust

Advisor:

iM Global Partner Fund Management, LLC

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

Distributor:

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent:

DST Asset Manager Solutions, Inc.

P.O. Box 219922

Kansas City, MO 64121-9922

1-800-960-0188

For Overnight Delivery:

iMGP Funds

C/O DST Asset Manager Solutions, Inc.

330 W. 9th Street

Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-254-8999.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call
1-800-960-0188.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, DST Asset Manager Solutions, Inc., at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call
1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund	MSEFX	53700T108	305
International Fund	MSILX	53700T207	306
Oldfield International Value Fund	POIVX	53700T843	2966
SBH Focused Small Value Fund	PFSVX	53700T850	2965
Alternative Strategies Fund
Institutional Class	MASFX	53700T801	421
Investor Class	MASNX	53700T884	447
High Income Alternatives Fund	MAHIX	53700T876	1478
Dolan McEniry Corporate Bond Fund
Institutional Class	IDMIX	56170L836	2967
Investor Class	IDMAX	56170L810	2968
DBi Managed Futures Strategy ETF	DBMF	53700T827	Y7AX
DBi Hedge Strategy ETF	DBEH	53700T835	Y7AW

Website:

www.imgpfunds.com

(b)    Not applicable.

Item 2. Code of Ethics.

(a)    The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.

(b)    No disclosures are required by this Item 2(b).

(c)    The registrant has not made any amendments to its code of ethics during the period covered by this report.

(d)    The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

(e)    Not applicable.

(f)    The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-960-0188.

Item 3. Audit Committee Financial Expert.

(a)(1)    The registrant’s board of trustees (the “board”) has determined that the registrant has a member serving on its audit committee that possesses the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)    Harold M. Shefrin, the Chairman of the board’s audit committee, is the “audit committee financial expert” and Mr. Shefrin has been deemed to be “independent” as that term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The firm of Cohen & Company, Ltd. (“Cohen”) serves as the independent registered public accounting firm for the registrant and has been engaged to perform audit services, audit-related services, tax services and other services to the registrant.

(a)    Audit Fees

For the fiscal years ended December 31, 2021 and December 31, 2020, the aggregate fees billed for professional services rendered by Cohen for the audit of the registrant’s annual financial statements or services that are normally provided by Cohen in connection with statutory and regulatory filings or engagements were $239,225 and $185,725, respectively.

(b)    Audit-Related Fees

For the fiscal years ended December 31, 2021 and December 31, 2020, the aggregate fees billed for assurance and related services rendered by Cohen that are reasonably related to the performance of the audit or review of the registrant’s financial statements and that are not reported under Audit Fees above were $0 and $0, respectively.

(c)    Tax Fees

For the fiscal years ended December 31, 2021 and December 31, 2020, the aggregate fees billed for tax compliance, tax advice, and tax planning services, consisting of review of federal tax forms, preparation of tax returns and review of excise dividend calculations, rendered by Cohen were $44,600 and $30,100, respectively.

(d)    All Other Fees

For the fiscal years ended December 31, 2021 and December 31, 2020, the aggregate fees billed by Cohen for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $5,250, respectively, consisting of costs associated with the pricing of certain debt instruments and credit default swaps held by a series of the registrant.

(e)(1)    The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2)    None of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    Not applicable.

(g)    For the fiscal years ended December 31, 2021 and December 31, 2020, the aggregate non-audit fees billed by Cohen for services rendered to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc. — not sub-adviser) were $4,200 (registrant) and $4,600 (registrant), respectively, consisting of review of the registrant’s semi-annual shareholder report.

(h)    Not applicable.

(i)    Not applicable.

(j)    Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)     The registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Effective December 3, 2021, the registrant’s audit committee members are Harold M. Shefrin, Julie Allecta and Jonathan W. DePriest. Prior to that date, the registrant’s audit committee members were Harold M. Shefrin, Julie Allecta and Frederick A. Eigenbrod, Jr.

(b)     Not applicable.

Item 6. Investments.

(a)    The complete Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)    Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this Item 10.

Item 11. Controls and Procedures.

(a)    The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported timely and made known to them by others within the registrant and by the registrant’s service provider.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1)    Not applicable because the Code of Ethics is provided free of charge, upon request, as described in Item 2 of this Form N-CSR.

(a)(2)    Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

(a)(3)    Not applicable to open-end investment companies.

(a)(4)    Not applicable.

(b)    Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LITMAN GREGORY FUNDS TRUST

By:	/s/ Jeremy L. DeGroot
Jeremy L. DeGroot
President and Chief Executive Officer

Date:	May 16, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy L. DeGroot
Jeremy L. DeGroot
President and Chief Executive Officer

Date:	May 16, 2022

By:	/s/ John M. Coughlan
John M. Coughlan
Treasurer and Principal Financial Officer

Date:	May 16, 2022